As filed with the Securities and Exchange Commission on October 14, 2014

  File No. 033-09504
  File No. 811-04878

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

  REGISTRATION STATEMENT UNDER THE
  SECURITIES ACT OF 1933

  POST-EFFECTIVE AMENDMENT NO. 96

  AND

  REGISTRATION STATEMENT UNDER THE

  INVESTMENT COMPANY ACT OF 1940

  AMENDMENT NO. 98

  SEI INSTITUTIONAL MANAGED TRUST

SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456
(610) 676-1000

Timothy D. Barto
SEI Investments Company
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Copies to:

Timothy W. Levin, Esq.
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

Title of Securities Being Registered. . .Units of Beneficial Interest

It is proposed that this filing become effective (check appropriate box)

  ☒  immediately upon filing pursuant to paragraph (b)
  ☐  on [date] pursuant to paragraph (b)
  ☐  60 days after filing pursuant to paragraph (a)(1)
  ☐  on [date] pursuant to paragraph (a)(1)
  ☐  75 days after filing pursuant to paragraph (a)(2)
  ☐  on [date] pursuant to paragraph (a)(2) of rule 485.

  If appropriate check the following box:

  ☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

October 14, 2014

PROSPECTUS

SEI Institutional Managed Trust

Class Y Shares

›  Large Cap Fund

›  Large Cap Value Fund

›  Large Cap Growth Fund

›  Tax-Managed Large Cap Fund

›  Small Cap Fund

›  Small Cap Value Fund

›  Small Cap Growth Fund

›  Tax-Managed Small/Mid Cap Fund

›  Mid-Cap Fund

›  U.S. Managed Volatility Fund

›  Global Managed Volatility Fund

›  Tax-Managed Managed Volatility Fund

›  Real Estate Fund

›  Enhanced Income Fund

›  Core Fixed Income Fund

›  U.S. Fixed Income Fund

›  High Yield Bond Fund

›  Real Return Fund

›  Multi-Strategy Alternative Fund

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Not all Funds appearing in this prospectus are available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
LARGE CAP FUND	1
LARGE CAP VALUE FUND	6
LARGE CAP GROWTH FUND	10
TAX-MANAGED LARGE CAP FUND	14
SMALL CAP FUND	19
SMALL CAP VALUE FUND	24
SMALL CAP GROWTH FUND	29
TAX-MANAGED SMALL/MID CAP FUND	33
MID-CAP FUND	38
U.S. MANAGED VOLATILITY FUND	42
GLOBAL MANAGED VOLATILITY FUND	46
TAX-MANAGED MANAGED VOLATILITY FUND	51
REAL ESTATE FUND	56
ENHANCED INCOME FUND	60
CORE FIXED INCOME FUND	66
U.S. FIXED INCOME FUND	73
HIGH YIELD BOND FUND	79
REAL RETURN FUND	84
MULTI-STRATEGY ALTERNATIVE FUND	89
Purchase and Sale of Fund Shares	97
Tax Information	97
Payments to Broker-Dealers and Other Financial Intermediaries	97
MORE INFORMATION ABOUT INVESTMENTS	97
MORE INFORMATION ABOUT RISKS	98
Risk Information Common to the Funds	98
More Information About Principal Risks	98
GLOBAL ASSET ALLOCATION	111
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	112
INVESTMENT ADVISER AND SUB-ADVISERS	114
Information About Fee Waivers	116
Sub-Advisers and Portfolio Managers	117
Legal Proceedings	139
PURCHASING, EXCHANGING AND SELLING FUND SHARES	140
HOW TO PURCHASE FUND SHARES	140
Pricing of Fund Shares	141
Frequent Purchases and Redemptions of Fund Shares	143
Foreign Investors	145
Customer Identification and Verification and Anti-Money Laundering Program	145
HOW TO EXCHANGE YOUR FUND SHARES	145
HOW TO SELL YOUR FUND SHARES	146
Receiving Your Money	146
Redemptions in Kind	146
Suspension of Your Right to Sell Your Shares	146
Redemption Fee	146
Telephone Transactions	147
DISTRIBUTION OF FUND SHARES	147
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	148
DIVIDENDS, DISTRIBUTIONS AND TAXES	148
Dividends and Distributions	148
Taxes	148
FINANCIAL HIGHLIGHTS	151
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

SEI / PROSPECTUS

LARGE CAP FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.39%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.71%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Fund — Class Y Shares	$73	$227	$395	$883

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 49% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For

SEI / PROSPECTUS

purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American depositary receipts (ADRs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

SEI / PROSPECTUS

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past four calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.91% (03/30/12)

Worst Quarter: -15.19% (09/30/11)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 5.58%.

SEI / PROSPECTUS

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Fund — Class A	1 Year	Since Inception (9/30/2009)
Return Before Taxes	34.21%	15.85%
Return After Taxes on Distributions	31.52%	14.35%
Return After Taxes on Distributions and Sale of Fund Shares	20.64%	12.49%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	33.11%	16.83%

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Lars N. Nielsen, M.Sc.	Since 2011 Since 2011 Since 2011 Since 2011	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2009 Since 2009 Since 2012	Managing Principal Principal Principal Principal Principal Principal Principal
Brown Advisory LLC	Kenneth M. Stuzin, CFA	Since 2010	Partner, Institutional Large Cap Growth Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman and Chief Investment Officer Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst

SEI / PROSPECTUS

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2009 Since 2009 Since 2009 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Waddell & Reed Investment Management Co	Erik Becker, CFA Gus Zinn, CFA	Since 2011 Since 2011	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

LARGE CAP VALUE FUND

Fund Summary

Investment Goal

Long-term growth of capital and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.35%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.67%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Value Fund — Class Y Shares	$68	$214	$373	$835

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Large Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies,

SEI / PROSPECTUS

including American depositary receipts (ADRs) and exchange-traded funds (ETFs). For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser selects stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

SEI / PROSPECTUS

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.82% (09/30/09)

Worst Quarter: -20.73% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 7.46%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax

SEI / PROSPECTUS

situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Value Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (10/3/1994)
Return Before Taxes	34.97%	16.27%	6.98%	9.34%
Return After Taxes on Distributions	34.63%	15.97%	6.28%	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	20.00%	13.18%	5.74%	7.59%
Russell 1000 Value Index Return (reflects no deduction for fees, expenses or taxes)	32.53%	16.67%	7.58%	10.10%

* The Fund's actual inception date is April 20, 1987. Between April 20, 1987 and October 3, 1994, the Fund was advised by a different investment adviser. Accordingly, performance shown in the chart above is from October 3, 1994. Index returns are shown from October 31, 1994.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2003 Since 2003 Since 2003 Since 2003 Since 2003 Since 2004 Since 2012	Managing Principal Principal Principal Principal Principal Principal Principal
Brandywine Global Investment Management, LLC	Patrick S. Kaser, CFA Paul R. Lesutis, CFA James J. Clarke	Since 2013 Since 2013 Since 2013	Managing Director and Portfolio Manager Managing Director and Portfolio Manager Portfolio Manager
Lazard Asset Management LLC	Andrew Lacey J. Richard Tutino, CFA Ronald Temple, CFA Nicholas Sordoni, CFA	Since 2010 Since 2010 Since 2010 Since 2010	Deputy Chairman and Portfolio Manager/Analyst
Managing Director and Portfolio Manager/Analyst
Managing Director, Portfolio Manager/Analyst and
Co-Director of Research
Director and Portfolio Manager/Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1995 Since 1995 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

LARGE CAP GROWTH FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Large Cap Growth Fund — Class Y Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 69% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Large Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies, including American depositary receipts (ADRs) and exchange-traded funds (ETFs). For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $1.26 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Growth Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser selects stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI / PROSPECTUS

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.34% (06/30/09)

Worst Quarter: -24.18% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 4.02%.

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Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Large Cap Growth Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (12/20/1994)
Return Before Taxes	32.40%	19.59%	7.15%	8.10%
Return After Taxes on Distributions	31.48%	19.36%	7.02%	7.64%
Return After Taxes on Distributions and Sale of Fund Shares	18.74%	15.98%	5.78%	6.75%
Russell 1000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%	8.83%

* Index returns are shown from December 31, 1994.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Brown Advisory LLC	Kenneth M. Stuzin, CFA	Since 2010	Partner, Institutional Large Cap Growth Portfolio Manager
INTECH Investment Management LLC	Adrian Banner, Ph.D. Joseph Runnels, CFA Vassilios Papathanakos, Ph.D. Phillip Whitman, Ph.D.	Since 2009 Since 2005 Since 2012 Since 2012	Chief Executive Officer and Investment Officer Vice President — Portfolio Management Deputy Chief Investment Officer Director of Research
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman and Chief Investment Officer Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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TAX-MANAGED LARGE CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax Managed Large Cap Fund — Class Y Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Tax-Managed Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American depositary receipts (ADRs) and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest up to 20% of its assets in foreign securities.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to

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intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that large capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares

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would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 17.35% (06/30/09)

Worst Quarter: -23.05% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 5.96%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Large Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (3/5/1998)
Return Before Taxes	34.73%	18.20%	7.22%	4.95%
Return After Taxes on Distributions	34.49%	18.01%	7.05%	4.75%
Return After Taxes on Distributions and Sale of Fund Shares	19.81%	14.83%	5.87%	4.00%
Russell 1000 Index Return (reflects no deduction for fees, expenses or taxes)	33.11%	18.59%	7.78%	5.59%

* Index returns are shown from March 31, 1998.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Lars N. Nielsen, M.Sc.	Since 2011 Since 2011 Since 2011 Since 2011	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2003 Since 2003 Since 2003 Since 2003 Since 2003 Since 2004 Since 2012	Managing Principal Principal Principal Principal Principal Principal Principal
Brown Advisory LLC	Kenneth M. Stuzin, CFA	Since 2010	Partner, Institutional Large Cap Growth Portfolio Manager
Jackson Square Partners, LLC	Jeffrey S. Van Harte, CFA Christopher J. Bonavico, CFA Daniel J. Prislin, CFA Christopher M. Ericksen, CFA	Since 2014 Since 2014 Since 2014 Since 2014	Chairman and Chief Investment Officer Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst Portfolio Manager, Equity Analyst
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 2001 Since 2001 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Parametric Portfolio Associates LLC	David Stein Thomas Seto Paul Bouchey	Since 2001 Since 2001 Since 2014	Chief Investment Officer — Seattle Investment Center Managing Director of Portfolio Management & Trading — Seattle Investment Center Managing Director of Research — Seattle Investment Center
Waddell & Reed Investment Management Co	Erik Becker, CFA Gus Zinn, CFA	Since 2011 Since 2011	Senior Vice President and Portfolio Manager Senior Vice President and Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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SMALL CAP FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities (both common and preferred stocks) of small companies, including exchange-traded funds (ETFs) based on small capitalization indices and securities of real estate investment trusts (REITs). For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund may also invest in warrants and, to a lesser extent, in securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past four calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 16.32% (12/31/11)

Worst Quarter: -23.12% (09/30/11)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 2.44%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your

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tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Small Cap Fund — Class A	1 Year	Since Inception (9/30/2009)
Return Before Taxes	42.10%	17.03%
Return After Taxes on Distributions	39.40%	14.80%
Return After Taxes on Distributions and Sale of Fund Shares	24.99%	13.15%
Russell 2000 Index Return (reflects no deduction for fees, expenses or taxes)	38.82%	18.26%

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader and Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Lars N. Nielsen, M.Sc.	Since 2009 Since 2009 Since 2009 Since 2009	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
Fiduciary Management Associates, LLC	Kathryn A. Vorisek Leo Harmon, CFA	Since 2012 Since 2012	Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader Managing Director and Small/SMID Cap Associate Team Leader
Integrity Asset Management, LLC	Daniel G. Bandi, CFA Daniel J. DeMonica, CFA Adam I. Friedman Joe A. Gilbert, CFA Mirsat Nikovic, CFA J. Bryan Tinsley, CFA	Since 2009 Since 2009 Since 2009 Since 2009 Since 2009 Since 2009	Chief Investment Officer and Principal Senior Portfolio Manager and Principal Senior Portfolio Manager and Principal Portfolio Manager Portfolio Manager Portfolio Manager
J.P. Morgan Investment Management Inc.	Eytan M. Shapiro, CFA	Since 2011	Managing Director, Portfolio Manager
Montibus Capital Management LLC	Kenneth A. Korngiebel, CFA	Since 2011	Chief Investment Officer and Lead Portfolio Manager

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2009 Since 2009	Head of the Robeco Weiss, Peck & Greer Small Cap Value Team and Senior Portfolio Manager Portfolio Manager
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Partner Partner Partner

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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SMALL CAP VALUE FUND

Fund Summary

Investment Goal

Capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Value Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Value Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants, and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital, among other factors.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial

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resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.49% (06/30/09)

Worst Quarter: -27.72% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 4.31%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Small Cap Value Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (12/20/1994)
Return Before Taxes	35.53%	19.19%	8.82%	11.07%
Return After Taxes on Distributions	35.06%	18.94%	7.62%	9.51%
Return After Taxes on Distributions and Sale of Fund Shares	20.46%	15.64%	6.99%	8.89%
Russell 2000 Value Index Return (reflects no deduction for fees, expenses or taxes)	34.52%	17.64%	8.61%	11.32%

* Index returns are shown from December 31, 1994.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Artisan Partners Limited Partnership	Scott C. Satterwhite James C. Kieffer George O. Sertl, Jr. Daniel L. Kane	Since 1999 Since 1999 Since 2000 Since 2012	Managing Director and Portfolio Manager Managing Director and Portfolio Manager Managing Director and Portfolio Manager Portfolio Manager
Fiduciary Management Associates, LLC	Kathryn A. Vorisek Leo Harmon, CFA	Since 2012 Since 2012	Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader Managing Director and Small/SMID Cap Associate Team Leader
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA	Since 2003	Portfolio Manager
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA	Since 1997 Since 1997 Since 2006 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer, Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager Partner, Portfolio Manager
Martingale Asset Management LP	William E. Jacques, CFA Samuel Nathans, CFA James Eysenbach, CFA	Since 2002 Since 2002 Since 2002	Executive Vice President and Chief Investment Officer Senior Vice President and Senior Portfolio Manager Senior Vice President and Director of Research
Robeco Investment Management, Inc.	Richard Shuster, CFA Gregory Weiss	Since 2006 Since 2006	Head of the Robeco Weiss, Peck & Greer Small Cap Value Team and Senior Portfolio Manager Portfolio Manager
Security Capital Research & Management Incorporated	Anthony R. Manno, Jr. Kenneth D. Statz Kevin W. Bedell	Since 2011 Since 2011 Since 2011	Chief Executive Officer, President and Chief Investment Officer Managing Director and Senior Market Strategist Managing Director

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Partner Partner Partner

For important information about Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

SMALL CAP GROWTH FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.98%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Cap Growth Fund — Class Y Shares	$100	$312	$542	$1,201

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Small Cap Growth Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, among other factors.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small Capitalization Risk — Smaller capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial

SEI / PROSPECTUS

resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 24.05% (06/30/09)

Worst Quarter: -29.67% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 1.45%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SEI / PROSPECTUS

Small Cap Growth Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (4/20/1992)
Return Before Taxes	45.83%	22.43%	6.32%	9.72%
Return After Taxes on Distributions	45.83%	22.41%	6.15%	8.30%
Return After Taxes on Distributions and Sale of Fund Shares	25.94%	18.47%	5.10%	7.70%
Russell 2000 Growth Index Return (reflects no deduction for fees, expenses or taxes)	43.30%	22.58%	9.41%	7.97%

* Index returns are shown from April 30, 1992.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader and Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
AQR Capital Management, LLC	Clifford S. Asness, Ph.D., M.B.A. Jacques A. Friedman, M.S. Ronen Israel, M.A. Lars N. Nielsen, M.Sc.	Since 2009 Since 2009 Since 2009 Since 2009	Managing and Founding Principal Principal, Head of Global Stock Selection Principal Principal
Janus Capital Management LLC	Jonathan D. Coleman, CFA Maneesh Modi	Since 2013 Since 2013	Portfolio Manager and Head of Growth Equities Portfolio Manager and Research Analyst
J.P. Morgan Investment Management Inc.	Eytan M. Shapiro, CFA	Since 2011	Managing Director, Portfolio Manager
Montibus Capital Management LLC	Kenneth A. Korngiebel, CFA	Since 2011	Chief Investment Officer and Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

TAX-MANAGED SMALL/MID CAP FUND

Fund Summary

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small/Mid Cap Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Tax-Managed Small/Mid Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $35.70 million and $10.79 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

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Investment Style Risk — The risk that small or medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 20.31% (09/30/09)

Worst Quarter: -27.26% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 5.31%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Small/Mid Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (10/31/2000)
Return Before Taxes	38.68%	20.80%	7.97%	7.10%
Return After Taxes on Distributions	36.87%	20.42%	7.34%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	23.01%	17.01%	6.46%	5.83%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	36.80%	21.77%	9.81%	8.86%

* Index returns are shown from October 31, 2000.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

SEI / PROSPECTUS

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader and Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
J.P. Morgan Investment Management Inc.	Timothy Parton, CFA	Since 2013	Managing Director, Portfolio Manager
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA Donald Cleven, CFA	Since 2009 Since 2009	Portfolio Manager Portfolio Manager
Parametric Portfolio Associates LLC	David Stein Thomas Seto Paul Bouchey	Since 2005 Since 2005 Since 2014	Chief Investment Officer — Seattle Investment Center Managing Director of Portfolio Management & Trading — Seattle Investment Center Managing Director of Research — Seattle Investment Center
Wellington Management Company, LLP	Steven C. Angeli, CFA	Since 2009	Senior Vice President and Equity Portfolio Manager
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Partner Partner Partner

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

MID-CAP FUND

Fund Summary

Investment Goal

Long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $10 million within any thirty (30) day period)	0.75%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.74%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Mid-Cap Fund — Class Y Shares	$76	$237	$411	$918

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

Under normal circumstances, the Mid-Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell Midcap Index (between approximately $1.13 billion and $29.14 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell Midcap Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, securities of small capitalization companies, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earnings and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earnings revisions.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that securities of medium capitalization companies may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events

SEI / PROSPECTUS

than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 19.52% (09/30/09)

Worst Quarter: -25.61% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 7.95%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

SEI / PROSPECTUS

Mid-Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (2/16/1993)
Return Before Taxes	37.37%	20.30%	9.31%	10.32%
Return After Taxes on Distributions	36.21%	20.01%	8.32%	8.89%
Return After Taxes on Distributions and Sale of Fund Shares	21.85%	16.60%	7.43%	8.28%
Russell Midcap Index Return (reflects no deduction for fees, expenses or taxes)	34.76%	22.36%	10.22%	11.32%

* Index returns are shown from February 28, 1993.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
J.P. Morgan Investment Management Inc.	Timothy Parton, CFA	Since 2011	Managing Director, Portfolio Manager
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA Donald Cleven, CFA	Since 2010 Since 2010	Portfolio Manager Portfolio Manager
Quantitative Management Associates LLC	Peter Xu, Ph.D. Stacie L. Mintz, CFA Daniel Carlucci, CFA Devang Gamhirwala	Since 2007 Since 2007 Since 2007 Since 2007	Managing Director Managing Director Vice President Principal

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

U.S. MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Manager Volatility Fund — Class Y Shares	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

The U.S. Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, exchange-traded funds (ETFs)

SEI / PROSPECTUS

and warrants. The Fund may also, to a lesser extent, invest in American depositary receipts (ADRs) and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). The Fund seeks to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American depositary receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

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Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past nine calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 and 5 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.34% (03/31/13)

Worst Quarter: -20.35% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 8.59%.

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Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Managed Volatility Fund — Class A	1 Year	5 Years	Since Inception* (10/28/2004)
Return Before Taxes	29.26%	16.31%	8.61%
Return After Taxes on Distributions	26.19%	15.51%	7.90%
Return After Taxes on Distributions and Sale of Fund Shares	18.19%	13.14%	6.91%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	8.25%

* Index returns are shown from October 31, 2004.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2004 Since 2004 Since 2007	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2004 Since 2012	Managing Principal Principal Principal Principal Principal Principal Principal
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment
Officer, Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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GLOBAL MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

Capital appreciation with less volatility than the broad global equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.75%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.99%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Global Managed Volatility Fund — Class Y Shares	$101	$315	$547	$1,213

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 60% of the average value of its portfolio.

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Principal Investment Strategies

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts and exchange-traded funds (ETFs). The Fund also may use futures contracts and forward contracts.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). This approach is intended to manage the risk characteristics of the Fund. The Fund is expected to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World 100% USD Hedged Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry.

In managing the Fund's currency exposure for foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

Principal Risks

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as American depositary receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

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Derivatives Risk — The Fund's use of futures contracts and forward contracts is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past seven calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 and 5 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 13.18% (03/31/13)

Worst Quarter: -15.33% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 6.93%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's average annual total returns for Class A Shares for the period ended December 31, 2013 to those of a broad-based index and the MSCI World Minimum Volatility Index, 100% Hedged to USD, which is a secondary index designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world. This index aims to reflect the performance characteristics of a minimum-variance or managed volatility equity strategy focused on absolute return and volatility with the lowest absolute risk.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Global Managed Volatility Fund — Class A	1 Year	5 Years	Since Inception* (7/27/2006)
Return Before Taxes	19.27%	9.19%	3.05%
Return After Taxes on Distributions	16.09%	8.50%	2.43%
Return After Taxes on Distributions and Sale of Fund Shares	12.43%	7.18%	2.28%
MSCI World 100% USD Hedged Index Return (reflects no deduction for fees, expenses or taxes)	28.69%	14.46%	5.41%
MSCI World Minimum Volatility Index, 100% Hedged to USD Return (reflects no deduction for fees, expenses or taxes)	21.98%	12.20%	5.56%

* Index returns are shown from July 31, 2006.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Acadian Asset Management LLC	Ryan Taliaferro Mark Birmingham	Since 2011 Since 2013	Senior Vice President and Portfolio Manager Vice President and Associate Portfolio Manager
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. David Krider	Since 2006 Since 2006 Since 2006	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

TAX-MANAGED MANAGED VOLATILITY FUND

Fund Summary

Investment Goal

To maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs and may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Managed Volatility Fund — Class Y Shares	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 28% of the average value of its portfolio.

SEI / PROSPECTUS

Principal Investment Strategies

The Tax-Managed Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and exchange-traded funds (ETFs). The Fund may also, to a lesser extent, invest in American depositary receipts (ADRs) and securities of non-U.S. companies. Although the Fund will be measured against the Russell 3000 Index, the Fund is expected to have significant sector and market capitalization deviations from the index given its focus on absolute risk as opposed to index relative risk. This could lead to significant performance deviations relative to the index over shorter-term periods.

The Fund uses a multi-manager approach, relying on a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser intends to achieve returns similar to those of the broad U.S. equity markets in a tax-efficient fashion but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. This will tend to lead the Fund's Sub-Avisers to construct portfolios with a low beta relative to the overall U.S. equity market. In addition, the Sub-Advisers will look to manage the impact of taxes by controlling portfolio turnover levels, selling stocks with the highest tax cost first and opportunistically harvesting losses to offset gains where possible.

Principal Risks

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Depositary Receipts Risk — Depositary receipts, such as ADRs, are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

SEI / PROSPECTUS

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Investment Style Risk — The risk that securities selected as part of a managed volatility strategy may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past six calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 and 5 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

SEI / PROSPECTUS

Best Quarter: 12.92% (03/31/13)

Worst Quarter: -17.20% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 8.58%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Managed Volatility Fund — Class A	1 Year	5 Years	Since Inception* (12/20/2007)
Return Before Taxes	28.19%	16.27%	8.07%
Return After Taxes on Distributions	26.41%	15.50%	7.44%
Return After Taxes on Distributions and Sale of Fund Shares	17.03%	13.22%	6.44%
Russell 3000 Index Return (reflects no deduction for fees, expenses or taxes)	33.55%	18.71%	6.73%

* Index returns are shown from December 31, 2007.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Analytic Investors, LLC	Dennis Bein Harindra de Silva, Ph.D. Ryan Brown	Since 2007 Since 2007 Since 2007	Chief Investment Officer and Portfolio Manager President and Portfolio Manager Portfolio Manager

SEI / PROSPECTUS

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AJO, LP	Theodore R. Aronson, CFA, CIC Stefani Cranston, CFA, CPA Gina Marie N. Moore, CFA Martha E. Ortiz, CFA, CIC R. Brian Wenzinger, CFA Christopher J. W. Whitehead, CFA Gregory J. Rogers, CFA	Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2008 Since 2012	Managing Principal Principal Principal Principal Principal Principal Principal
LSV Asset Management	Josef Lakonishok Menno Vermeulen, CFA Puneet Mansharamani, CFA Greg Sleight Guy Lakonishok, CFA Jason Karceski, Ph.D.	Since 2010 Since 2010 Since 2010 Since 2014 Since 2014 Since 2014	Chief Executive Officer, Chief Investment Officer,
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Partner, Portfolio Manager
Parametric Portfolio Associates LLC	Thomas Seto Paul Bouchey	Since 2007 Since 2014	Managing Director of Portfolio Management & Trading — Seattle Investment Center Managing Director of Research — Seattle Investment Center

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

REAL ESTATE FUND

Fund Summary

Investment Goal

Total return, including current income and capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $10 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.97%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Estate Fund — Class Y Shares	$99	$309	$536	$1,190

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Real Estate Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, exchange-traded funds (ETFs), convertible securities and preferred stocks of real estate investment trusts (REITs) and real estate operating companies (REOCs)). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser).

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that the securities of issuers in the real estate industry may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. The Fund's investments are concentrated in issuers conducting business in the real estate industry, and therefore the Fund is subject to risks associated with legislative or regulatory changes, adverse market conditions and/or increased competition affecting that industry.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

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Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization REITs and other companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 34.14% (06/30/09)

Worst Quarter: -38.57% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 17.54%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Estate Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (11/13/2003)
Return Before Taxes	1.30%	15.15%	7.94%	8.22%
Return After Taxes on Distributions	0.85%	14.43%	6.75%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	0.74%	11.86%	6.04%	6.27%
Wilshire U.S. Real Estate Securities Index Return (reflects no deduction for fees, expenses or taxes)	2.15%	16.81%	8.41%	8.68%

* Index returns are shown from November 30, 2003.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
CenterSquare Investment Management, Inc.	Dean Frankel, CFA Eric Rothman, CFA Anthony R. Manno, Jr.	Since 2011 Since 2011 Since 2003	Global Co-Head, Real Estate Securities Portfolio Manager, Real Estate Securities Chief Executive Officer, President and Chief Investment Officer
Security Capital Research & Management Incorporated	Kenneth D. Statz Kevin W. Bedell	Since 2003 Since 2003	Managing Director and Senior Market Strategist Managing Director

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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ENHANCED INCOME FUND

Fund Summary

Investment Goal

Capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $10 million within any thirty (30) day period)	0.75%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.35%
Total Annual Fund Operating Expenses	0.75%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Enhanced Income Fund — Class Y Shares	$77	$240	$417	$930

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 170% of the average value of its portfolio.

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Principal Investment Strategies

The Enhanced Income Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers); and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-Month London Interbank Offered Rate (LIBOR).

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

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Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Derivatives Risk — The Fund's use of futures contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be

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heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that short-duration fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

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Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past seven calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 and 5 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 6.93% (06/30/09)

Worst Quarter: -19.59% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 1.16%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Enhanced Income Fund — Class A	1 Year	5 Years	Since Inception* (7/27/2006)
Return Before Taxes	2.27%	5.66%	-0.47%
Return After Taxes on Distributions	1.40%	4.78%	-1.61%
Return After Taxes on Distributions and Sale of Fund Shares	1.28%	4.07%	-0.74%
BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index Return (reflects no deduction for fees, expenses or taxes)	0.24%	0.47%	1.88%

* Index returns are shown from July 31, 2006.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2009 Since 2009 Since 2009	Portfolio Manager Portfolio Manager Portfolio Manager
Wellington Management Company, LLP	Timothy E. Smith	Since 2006	Senior Vice President and Fixed Income Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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CORE FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.60%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.61%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Core Fixed Income Fund — Class Y Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 342% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Core Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency. The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Sub-Advisers may also engage in currency transactions using futures and foreign currency forward contracts either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC).

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market, as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2013 it was 5.55 years.

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Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making

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capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while

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others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 8.12% (09/30/09)

Worst Quarter: -3.23% (09/30/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 4.65%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Core Fixed Income Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (5/1/1987)
Return Before Taxes	-1.56%	8.46%	4.95%	6.59%
Return After Taxes on Distributions	-2.76%	6.97%	3.38%	4.38%
Return After Taxes on Distributions and Sale of Fund Shares	-0.88%	6.06%	3.24%	4.30%
Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-2.02%	4.44%	4.55%	6.88%

* Index returns are shown from May 31, 1987.

Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen	Since 2002 Since 2002 Since 2002 Since 2004	Chief Investment Officer and Generalist Portfolio Manager President and Generalist Portfolio Manager Managing Director and Generalist Portfolio Manager Managing Director and Generalist Portfolio Manager
Wells Capital Management Incorporated	Tom O'Connor Troy Ludgood	Since 2003 Since 2004	Managing Director, Senior Portfolio Manager and Co-Head Managing Director, Senior Portfolio Manager and Co-Head

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Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt Keith J. Gardner Mark S. Lindbloom Michael C. Buchanan	Since 2014 Since 1997 Since 1997 Since 2005 Since 2005	Chief Investment Officer Portfolio Manager Portfolio Manager and Co-Head of Emerging Market Debt Portfolio Manager Portfolio Manager and Head of Global Credit
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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U.S. FIXED INCOME FUND

Fund Summary

Investment Goal

Current income consistent with the preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $50 million within any thirty (30) day period)	0.60%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.28%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	0.61%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
U.S. Fixed Income Fund — Class Y Shares	$62	$195	$340	$762

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 319% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the U.S. Fixed Income Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in U.S. corporate and government fixed income securities, including mortgage-backed securities and asset-backed securities. The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-) as rated by S&P or a similar ratings agency. However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2013 it was 5.55 years.

Principal Risks

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these

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securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

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Investment Style Risk — The risk that U.S. fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past four calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

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Best Quarter: 3.51% (09/30/11)

Worst Quarter: -2.39% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 3.96%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

U.S. Fixed Income Fund — Class A	1 Year	Since Inception* (7/2/2009)
Return Before Taxes	-2.24%	5.08%
Return After Taxes on Distributions	-3.09%	3.37%
Return After Taxes on Distributions and Sale of Fund Shares	-1.26%	3.36%
Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-2.02%	4.22%

* Index returns are shown from July 31, 2009.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Jennison Associates LLC	Thomas G. Wolfe Erik S. Brown, CFA Richard A. Klemmer, CFA Miriam Zussman Itai Lourie, CFA Eric G. Staudt, CFA	Since 2010 Since 2010 Since 2010 Since 2013 Since 2010 Since 2012	Head of Fixed Income, Managing Director and
Fixed Income Portfolio Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
Managing Director and Fixed Income Portfolio
Manager
J.P. Morgan Investment Management Inc.	Douglas Swanson	Since 2009	Managing Director, Portfolio Manager
Metropolitan West Asset Management LLC	Tad Rivelle Laird Landmann Stephen Kane, CFA Bryan Whalen	Since 2009 Since 2009 Since 2009 Since 2009	Chief Investment Officer and Generalist Portfolio Manager President and Generalist Portfolio Manager Managing Director and Generalist Portfolio Manager Managing Director and Generalist Portfolio Manager
Wells Capital Management Incorporated	Tom O'Connor Troy Ludgood	Since 2009 Since 2009	Managing Director, Senior Portfolio Manager and Co-Head Managing Director, Senior Portfolio Manager and Co-Head
Western Asset Management Company	S. Kenneth Leech Carl L. Eichstaedt Mark S. Lindbloom	Since 2014 Since 2009 Since 2009	Chief Investment Officer Portfolio Manager Portfolio Manager
Western Asset Management Company Limited	S. Kenneth Leech	Since 2014	Chief Investment Officer

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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HIGH YIELD BOND FUND

Fund Summary

Investment Goal

Total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.49%
Distribution (12b-1) Fees	None
Other Expenses	0.33%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	0.83%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
High Yield Bond Fund — Class Y Shares	$85	$265	$460	$1,025

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the High Yield Bond Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations and tranches of collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund's securities seek to be diversified as to issuers and industries. The Fund's average weighted maturity may vary, but will generally not exceed ten years. There is no limit on the maturity or credit quality of any security.

As noted above, the Fund will invest primarily in securities rated BB, B, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest in exchange-traded funds (ETFs) to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

Principal Risks

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower of the loan and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

CDOs and CLOs Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

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Convertible and Preferred Securities Risk — Convertible and preferred securities have many of the same characteristics as stocks, including many of the same risks. In addition, convertible securities may be more sensitive to changes in interest rates than stocks. Convertible securities may also have credit ratings below investment grade, meaning that they carry a higher risk of failure by the issuer to pay principal and/or interest when due.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that high yield fixed income securities may underperform other segments of the fixed income markets or the fixed income markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past ten calendar years and by showing how the Fund's Class A Shares' average annual returns for 1, 5 and 10 years, and since the Fund's Class A Shares' inception, compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 22.11% (06/30/09)

Worst Quarter: -21.94% (12/31/08)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 5.21%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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High Yield Bond Fund — Class A	1 Year	5 Years	10 Years	Since Inception (1/11/1995)†
Return Before Taxes	6.94%	18.62%	7.45%	7.76%
Return After Taxes on Distributions	4.05%	15.30%	4.32%	4.29%
Return After Taxes on Distributions and Sale of Fund Shares	3.89%	13.56%	4.45%	4.47%
BofA Merrill Lynch U.S. High Yield Constrained Index Return (reflects no deduction for fees, expenses or taxes)	7.41%	18.70%	8.46%	N/A

† The BofA Merrill Lynch U.S. High Yield Constrained Index Return for the "Since Inception" period is not provided since returns for the index are not available prior to 1996.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	David S. Aniloff	Since 2005	Senior Portfolio Manager

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Ares Management LLC	Seth Brufsky Americo Cascella John Leupp	Since 2007 Since 2007 Since 2007	Portfolio Manager Portfolio Manager Portfolio Manager
Benefit Street Partners L.L.C.	Thomas Gahan Mike Paasche	Since 2014 Since 2014	Chief Executive Officer Senior Managing Director
Brigade Capital Management, LP	Donald E. Morgan III	Since 2009	Managing Partner
Delaware Investments Fund Advisers, a series of Delaware Management Business Trust	Thomas H. Chow, CFA Paul A. Matlack	Since 2012 Since 2012	Senior Vice President and Chief Investment Officer — Corporate Credit Senior Vice President, Strategist and Senior Portfolio Manager, Fixed Income
J.P. Morgan Investment Management Inc.	Robert Cook Thomas Hauser	Since 2005 Since 2005	Managing Director, Lead Portfolio Manager Managing Director, Co-Lead Portfolio Manager

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

SEI / PROSPECTUS

REAL RETURN FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $10 million within any thirty (30) day period)	0.25%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.22%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.54%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that Fund operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Real Return Fund — Class Y Shares	$55	$173	$302	$677

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 72% of the average value of its portfolio.

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Principal Investment Strategies

The Real Return Fund seeks to produce a return similar to that of the Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities (TIPS) Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better at the time of purchase); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Real Return Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC or the Adviser) whereby Fund assets would be allocated among multiple sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers), the Fund's assets currently are managed directly by SIMC.

Principal Risks

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international

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economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Sovereign Debt Securities Risk — The risk that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, generally will fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The Fund is also subject to the risk that the Fund's securities may underperform other segments of the markets or the markets as a whole.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past four calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.43% (03/31/11)

Worst Quarter: -2.88% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 1.78%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average

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annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Real Return Fund — Class A	1 Year	Since Inception* (7/2/2009)
Return Before Taxes	-2.39%	2.68%
Return After Taxes on Distributions	-2.49%	1.83%
Return After Taxes on Distributions and Sale of Fund Shares	-1.28%	1.79%
Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	-1.96%	3.09%

* Index returns are shown from July 31, 2009.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Portfolio Manager	Experience with the Fund	Title with Adviser
Sean P. Simko	Since 2013	Vice President, Portfolio Manager, Managing Director of SEI Fixed Income Portfolio Management Team
Tim Sauermelch, CFA	Since 2014	Portfolio Manager, SEI Fixed Income Portfolio Management Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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MULTI-STRATEGY ALTERNATIVE FUND

Fund Summary

Investment Goal

The Fund allocates its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.25%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Acquired Funds Fees and Expenses (AFFE)	1.42%
Total Annual Fund Operating Expenses	3.24%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Strategy Alternative Fund — Class Y Shares	$327	$998	$1,693	$3,540

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 139% of the average value of its portfolio.

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Principal Investment Strategies

The Multi-Strategy Alternative Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange traded funds (Underlying Funds); and/or (ii) one or more investment sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers). In addition, SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser), may directly manage a portion of the Fund's portfolio. The Underlying Funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among Underlying Funds and/or Sub-Advisers based on SIMC's analysis of the investment strategy, historical performance and the potential for each strategy to perform independently of each other. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one Underlying Fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an Underlying Fund, the Fund becomes a shareholder of that Underlying Fund. Underlying Funds and Sub-Advisers may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally equity options, futures contracts, options on futures contracts, forward contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal.

Although the Multi-Strategy Alternative Fund is able to use a multi-manager approach under the general supervision of SEI Investments Management Corporation (SIMC) whereby Fund assets would be allocated among one or more Sub-Advisers, the Fund's assets currently are allocated only to Underlying Funds.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

Principal Risks

While the Fund seeks to achieve an absolute return with reduced correlation to stock and bond markets, it may not achieve positive returns over short or long term periods. Investment strategies that have historically been non-correlated or have demonstrated low correlations to one another or to stock and bond markets may become correlated at certain times and, as a result, may cease to function as anticipated over either short or long term periods.

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The success of the Fund's investment strategy depends both on SIMC's selection of the Underlying Funds and Sub-Advisers and allocating assets to such Underlying Funds and Sub-Advisers. SIMC, an Underlying Fund or a Sub-Adviser may be incorrect in assessing market trends, the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Underlying Funds and Sub-Advisers may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Fund, Underlying Funds and Sub-Advisers may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an Underlying Fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each Underlying Fund.

Arbitrage Strategies Risk — Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may realize losses or reduced rate of return if underlying relationships among securities in which it takes investment positions change in an adverse manner or if a transaction is unexpectedly terminated or delayed. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity-Linked Securities Risk — Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the

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case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, options, forward contracts and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk and liquidity risk are described below. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Directional or Tactical Strategies Risk — Directional or tactical strategies usually use long and short positions, which entail predicting the direction that particular securities or sectors or the overall market might move. Directional or tactical strategies may utilize leverage and hedging. There may be a significant risk of loss if the Fund's judgment is incorrect as to the direction, timing or extent of expected movements of particular securities or sectors or the market as a whole.

Distressed Securities Risk — Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment. Distressed securities are at high risk for default.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Event-Driven Strategies Risk — Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event in the life of a company will occur and the impact such an event will have on the value of the company's securities. The transaction in which such a company is involved may be unsuccessful, take considerable time (or longer than anticipated) or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss.

Exchange-Traded Notes (ETNs) — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international

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economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural and regulatory changes could decrease liquidity and increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company and Exchange-Traded Funds (ETFs) Risk — When the Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans.

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Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Portfolio Turnover Risk — Due to their investment strategies, the Fund and the Underlying Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investment in short sales may also cause the Fund to incur expenses related to borrowing securities.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Warrants Risk — Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Warrants may be more speculative than other types of investments. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. A warrant ceases to have value if it is not exercised prior to its expiration date.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of investing in the Class Y Shares of the Fund by showing changes in the Fund's Class A Shares' performance from year to year for the past three calendar years and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares

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would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 2.73% (12/31/13)

Worst Quarter: -4.20% (09/30/11)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 2.40%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Strategy Alternative Fund — Class A	1 Year	Since Inception (3/31/2010)
Return Before Taxes	5.09%	1.23%
Return After Taxes on Distributions	4.74%	0.82%
Return After Taxes on Distributions and Sale of Fund Shares	2.88%	0.83%
BofA Merrill Lynch 3-Month U.S. Treasury Bills Index (reflects no deduction for fees, expenses or taxes)	0.07%	0.11%

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bills Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund

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is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Management

Investment Adviser and Portfolio Manager. SEI Investments Management Corporation

Adviser	Portfolio Manager	Experience with the Fund	Title with Adviser
SEI Investments Management Corporation	Srdjan Teslic	Since 2013	Senior Investment Analyst — Alternative Investments Team

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 97 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares, as set forth in "Purchasing, Exchanging and Selling Fund Shares" on page 140. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are, with the exception of the Real Return Fund, managed under the direction of SIMC and one or more Sub-Advisers, who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Funds pursuant to an exemptive order obtained from the SEC and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds' Board of Trustees. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. Although the Real Return Fund is able to use a multi-manager approach whereby Fund assets would be allocated among multiple Sub-Advisers, the Fund's assets currently are managed directly by SIMC. In addition, SIMC may also directly manage a portion of the High Yield Bond and Multi-Strategy Alternative Funds' assets in a manner that it believes will help the Funds achieve their investment goals.

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The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions; however, each Fund may also invest in other securities, use other strategies or engage in other investment practices. Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

These investments and strategies, as well as those described in this prospectus, are described in more detail in the Funds' Statement of Additional Information (SAI).

For temporary defensive or liquidity purposes or during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, for temporary defensive purposes, the Small Cap, Small Cap Growth, Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds may invest all or a portion of their assets in common stocks of larger, more established companies and in investment grade fixed income securities. A Fund will do so only if SIMC or the Sub-Advisers believe that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, there is no guarantee that any Fund will achieve its investment goal.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers, as applicable, make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and/or the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Arbitrage Strategies — The Multi-Strategy Alternative Fund may engage in arbitrage strategies. Arbitrage strategies involve engaging in transactions that attempt to exploit price differences of identical, related or similar securities on different markets or in different forms. The Fund may use a variety of arbitrage strategies in pursuing its investment strategy. The underlying relationships among securities in which the Fund takes investment positions may change in an adverse manner, in which case the Fund may realize losses. The expected gain on an individual arbitrage investment is normally considerably smaller than the possible loss, should the transaction be unexpectedly terminated. The expected timing of each transaction is also extremely important since the length of time that the Fund's

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capital must be committed to any given transaction will affect the rate of return realized by the Fund, and delays can substantially reduce such returns. Therefore, unanticipated delays in timing could cause the Fund to lose money or not achieve the desired rate of return. Trading to seek short-term capital appreciation can be expected to cause the Fund's portfolio turnover rate to be substantially higher than that of the average equity-oriented investment company and, as a result, may involve increased brokerage commission costs which will be borne directly by the Fund and ultimately by its shareholders.

Asset-Backed Securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which they have purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Below Investment Grade Securities (Junk Bonds) — Below investment grade securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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CDOs and CLOs — CDOs and CLOs are types of asset-backed securities. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Funds invest. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are discussed below. When a Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commodity-Linked Securities — The Multi-Strategy Alternative Fund may invest in commodity-linked securities. Investments in commodity-linked securities may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equities will not necessarily reflect changes in the price of commodities. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. In fact, commodity-related equities may actually have a higher correlation to movement in equities than the commodity market.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

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Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, and the Global Managed Volatility Fund takes passive positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Passive investment in currencies may subject the Global Managed Volatility Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in equity securities.

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Depositary Receipts — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets, may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds, and of the derivative instruments relating to those securities, may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. Futures Risk, Options Risk, Forward Contracts Risk and Swap Agreements Risk are each discussed below in further detail.

Directional or Tactical Strategies — The Multi-Strategy Alternative Fund may use directional or tactical strategies. Directional or tactical strategies usually use long and short positions which entail prediction on the direction into which the overall market is going to move. The Fund gains when the prices of instruments in which the Fund takes long positions rises and when the prices of instruments in which the Fund takes short positions declines. Strategies may focus on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs or various derivatives, such as futures, credit default swaps or total return swaps or other financings in order to enhance the total return. Risk of loss may be significant if the Fund's judgment is incorrect as to the direction, timing or extent of expected market moves.

Distressed Securities — The High Yield Bond Fund and Multi-Strategy Alternative Fund may invest in distressed securities. Distressed securities are debt securities or other securities or assets of companies or other assets experiencing financial distress, including bankruptcy. Distressed securities frequently do not produce income while they are outstanding and may require the High Yield Bond or Multi-Strategy Alternative Funds to bear certain extraordinary expenses in order to protect and recover their investments. Distressed securities are at high risk for default. If a distressed issuer defaults, the Funds may experience legal difficulties and negotiations with creditors and other claimants. The Funds may recover none or only a small percentage of their investments or have a time lag between when an

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investment is made and when the value of the investment is realized. Distressed securities may be illiquid.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Event-Driven Strategies — The Multi-Strategy Alternative Fund may engage in event-driven strategies. Event-driven strategies involve making evaluations and predictions about both the likelihood that a particular event, such as a merger, acquisition, bankruptcy, reorganization, spin-offs or other catastrophic event in the life of a company will occur and the impact such an event will have on the value of the company's securities. Such strategies are often not correlated with the performance of the market. The transaction in which such a company is involved may either be unsuccessful, take considerable time or may result in a distribution of cash or a new security, the value of which may be less than the purchase price of the company's security. If an anticipated transaction does not occur, the Fund may be required to sell its securities at a loss. Risk of default as to debt securities and bankruptcy or insolvency with respect to equity securities, can result in the loss of the entire investment in such companies.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

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Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — Investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Funds may exhibit additional volatility.

Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — Certain Funds may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid

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changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Foreign Sovereign Debt Securities — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Forward Contracts — A forward contract, or a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

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Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Hedged Strategies — Certain Funds may employ investment strategies that involve greater risks than the strategies used by typical mutual funds, including short sales and derivative transactions. Although some of the Sub-Advisers use hedged strategies, there is no assurance that hedged strategies will protect against losses or perform better than non-hedged strategies, and some Sub-Advisers may use long-only strategies. The investment strategies employed by the Funds that emphasize hedged positions rather than non-hedged positions in securities and derivatives are used in an effort to protect against losses due to general movements in market prices and are tools the Sub-Advisers use to manage the Funds' price volatility. However, no assurance can be given that such hedging will be successful or that consistent absolute returns will be achieved.

Inflation Protected Securities — The Real Return Fund may invest in inflation protected securities, including Treasury Inflation Protected Securities (TIPS), the value of which generally will fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the United States Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — Interest rate risk is the risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company — Certain Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. Certain closed-end funds are

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traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in a closed-end fund could result in its value being more volatile than the underlying portfolio of securities. See also, "Exchange-Traded Products (ETPs)," above.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds' share prices and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the conditions of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Market risk is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Mortgage-Backed Securities — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Funds' mortgage-backed securities and, therefore, to assess the volatility risk of the Funds.

The privately issued mortgage-backed securities in which the Funds invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

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Non-Diversification — The Real Estate Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

Portfolio Turnover — Due to its investment strategy, a Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — Fund investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Real Estate Industry — The Real Estate Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, real estate investment trusts (REITs) and real estate operating companies (REOCs) are dependent on specialized management skills and some REITs and REOCs may have investments in relatively few properties, or in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

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Reallocation — In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

REITs — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. To the extent that the Fund reinvests proceeds received from selling securities short, it may effectively create leverage, which is discussed above. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller

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size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If the Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

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Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

U.S. Government Securities — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC or the Adviser) constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds, especially the High Yield Bond Fund, may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC seeks to reduce risk further by creating a portfolio that focuses on a specific asset class. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

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MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this prospectus.

The Russell 1000 Index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

The Russell 1000 Value Index measures the performance of the large cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large cap value segment. The Russell 1000 Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics.

The Russell 1000 Growth Index measures the performance of the large cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large cap growth segment. The Russell 1000 Growth Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics.

The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set.

The Russell 2000 Value Index measures the performance of the small cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small cap value segment. The Russell 2000 Value Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect value characteristics.

The Russell 2000 Growth Index measures the performance of the small cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small cap growth segment. The Russell 2000 Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small cap opportunity set and that the represented companies continue to reflect growth characteristics.

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The Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "smid" cap. The Russell 2500 is a subset of the Russell 3000® Index. It includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500 Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment. The Russell 2500 Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The Russell Midcap Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The Russell 3000 Index measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The MSCI World 100% USD Hedged Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Morgan Stanley MSCI World Index, Hedged consists of approximately 23 developed market countries.

The MSCI World Minimum Volatility Index, 100% Hedged to USD is designed to serve as a transparent and relevant benchmark for managed volatility equity strategies across the developed market world. The index aims to reflect the performance characteristics of a minimum-variance or managed volatility equity strategy, focused on absolute return and volatility with the lowest absolute risk.

The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded U.S. real estate securities, such as REITs and REOCs. The index is capitalization-weighted. The beginning date, January 1, 1978, was selected because it coincides with the Russell/NCREIF Property Index start date. The Wilshire U.S. Real Estate Securities Index is rebalanced monthly, and returns are calculated on a buy and hold basis.

The BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index is an unmanaged index of 3 month constant maturity dollar-denominated deposits derived from interest rates on the most recent available dollar-denominated deposits.

The BofA Merrill Lynch 3-Month U.S. Treasury Bills Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

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The Barclays U.S. Aggregate Bond Index is a widely-recognized, market-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Government obligations, corporate debt securities and AAA rated mortgage-backed securities. All securities in the index are rated investment grade (BBB-) or higher, with maturities of at least 1 year.

The Barclays 1-5 Year U.S. TIPS Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as the adviser and portfolio manager of the Real Return Fund's assets as well as an adviser and portfolio manager for a portion of each of the High Yield Bond and Multi-Strategy Alternative Funds' assets.

HIGH YIELD BOND FUND:

SIMC serves as the investment adviser to the High Yield Bond Fund. David S. Aniloff, CFA, may, to a limited extent, directly manage a portion of the assets in the High Yield Bond Fund in a manner that SIMC believes will help the High Yield Bond Fund achieve its investment goals. Mr. Aniloff joined SIMC in 2000 and currently serves as a senior portfolio manager on the Global High Yield Team. Mr. Aniloff was also a key developer of SIMC's structured credit solutions and currently serves as co-portfolio manager with responsibility for security selection and portfolio construction. In addition, Mr. Aniloff has been integral in the development and implementation of SIMC's proprietary structured credit monitoring technology. Mr. Aniloff also provides expertise and support for SIMC's suite of Global High Yield Funds inclusive of manager evaluation and selection as well as risk management. Mr. Aniloff has held his current position with SIMC for more than 5 years.

REAL RETURN FUND:

SIMC serves as the investment adviser to the Real Return Fund. Sean P. Simko and Tim Sauermelch, CFA manage the assets in the Real Return Fund in a manner that they believe will help the Real Return Fund achieve its investment goals. Mr. Simko has served as Vice President, Portfolio Manager and Managing Director of the SEI Fixed Income Portfolio Management Team for SIMC since 2005. Mr. Simko is responsible for the oversight of the SEI Fixed Income Portfolio Management Team's overall investment process and management of daily trading. Prior to joining SEI, he was Vice President and Portfolio Manager for Weiss, Peck & Greer Investments and was responsible for managing approximately $7 billion in assets through various strategies, including short duration, TIPS, structured products, futures and currencies. Mr. Simko earned a Master of Business Administration from Pennsylvania State University and a Bachelor of Science in Business Management from Slippery Rock University and is a ChFC charterholder. Mr. Sauermelch is a Portfolio Manager with the SEI Fixed Income Portfolio Management Team. In this capacity, he is responsible for the management of fixed income portfolios including evaluating current market opportunities and providing fundamental and relative value assessments across various fixed income asset class and sectors. Portfolios managed by Mr. Sauermelch consist of US government securities, inflation linkers, investment grade corporate debt and floating-rate instruments. Mr. Sauermelch is a CFA charterholder and a member of the CFA Institute and The CFA Society of Philadelphia. He earned a Masters of Business Administration with a concentration in Finance from Villanova University and graduated summa cum laude from Kutztown University of Pennsylvania with a Bachelor of Science in Finance and a minor in Economics. Mr. Sauermelch also holds the FINRA Series 65 license.

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MULTI-STRATEGY ALTERNATIVE FUND:

SIMC serves as the investment adviser to the Multi-Strategy Alternative Fund. Srdjan Teslic manages the assets of the Multi-Strategy Alternative Fund in a manner that he believes will help the Multi-Strategy Alternative Fund achieve its investment goals. Mr. Teslic joined SIMC in 2009 and currently serves as Senior Investment Analyst of the Alternative Investments Team. Prior to joining SIMC, Mr. Teslic spent 12 years in hedge fund research, risk management, and portfolio construction roles at several institutions. Most recently, he was Senior Hedge Fund Research Manager with BNP Paribas' Fund Derivatives Group. He was previously a Risk Manager at Parker Global Strategies, LLC fund of hedge funds in Stamford, Connecticut. Prior to Parker Global Strategies, LLC, he was a Senior Research Analyst and Portfolio Manager at Ferro Capital LLC, where he oversaw manager research and selection across all strategies, developed the firm's analytical and risk management tools and was a member of the firm's Investment Committee.

In addition to serving as adviser and portfolio manager to a portion or all of the assets of the Real Return, High Yield Bond and Multi-Strategy Alternative Funds, SIMC acts as the manager of managers of each of the Funds and is responsible for the investment performance of the Funds since it allocates each Fund's assets, except the Real Return and Multi-Strategy Alternative Funds', to one or more Sub-Advisers and recommends hiring or changing sub-advisers to the Board of Trustees. For those Funds for which SIMC serves as portfolio manager to all of the assets of the Fund, SIMC may, in the future, determine to act as a manager of manager with respect to some or all of the Fund's assets and allocate Fund assets to one or more Sub-Advisers, upon approval from the Board of Trustees.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (as described below).

SIMC, a Securities and Exchange Commission (SEC) registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to all the Funds. SIMC makes investment decisions for the High Yield Bond, Real Return and Multi-Strategy Alternative Funds and continuously reviews, supervises and administers each Fund's investment program. As of June 30, 2014, SIMC had approximately $145.14 billion in assets under management. For the fiscal year ended September 30, 2013, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Large Cap Fund	0.39%	0.35%
Large Cap Value Fund	0.35%	0.31%
Large Cap Growth Fund	0.40%	0.36%
Tax-Managed Large Cap Fund	0.40%	0.35%
Small Cap Fund	0.65%	0.59%

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	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Small Cap Value Fund	0.65%	0.62%
Small Cap Growth Fund	0.65%	0.60%
Tax-Managed Small/Mid Cap Fund	0.65%	0.52%
Mid-Cap Fund	0.40%	0.39%
U.S. Managed Volatility Fund	0.65%	0.38%
Global Managed Volatility Fund	0.65%	0.48%
Tax-Managed Managed Volatility Fund	0.65%	0.38%
Real Estate Fund	0.65%	0.59%
Enhanced Income Fund	0.40%	0.39%
Core Fixed Income Fund	0.275%	0.25%
U.S. Fixed Income Fund	0.275%	0.25%
High Yield Bond Fund	0.4875%	0.43%
Real Return Fund	0.22%	0.19%
Multi-Strategy Alternative Fund	1.50%	0.29%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period from October 1, 2012 to March 31, 2013, and the Funds' Annual Report, which covers the period October 1, 2012 through September 30, 2013.

The Trust has claimed, on behalf of each Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA). The Trust and each Fund are therefore not subject to registration or regulation as a pool operator under the CEA. SIMC has registered with the National Futures Association as a "commodity pool operator" under the CEA with respect to certain products not included in this prospectus.

Information About Fee Waivers

The Funds' total annual fund operating expenses of the Class Y Shares of the Funds for the current fiscal year are expected to differ from the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because the Funds' adviser, the Funds' administrator and/or the Funds' distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, Trustee fees, prime broker fees, interest and dividend expenses related to short sales and extraordinary expenses not incurred in the ordinary course of the Funds' business) at a specified level. The voluntary waivers of the Funds' adviser, Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and, therefore, will not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). In addition, some Funds may participate in a commission recapture program where the Funds' trades may be executed through the Funds' distributor, and a portion of the commissions paid on those trades are then used to pay the Funds' expenses. The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these

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waivers at any time. With these fee waivers, the Funds' actual total annual fund operating expenses for the current fiscal year are expected to be as follows:

Fund Name — Class Y Shares	Expected Total Annual Fund Operating Expenses (before fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*
Large Cap Fund	0.71%	0.64%	0.64%
Large Cap Value Fund	0.67%	0.64%	0.64%
Large Cap Growth Fund	0.72%	0.64%	0.64%
Tax-Managed Large Cap Fund	0.72%	0.64%	0.64%
Small Cap Fund	0.99%	0.90%	0.89%
Small Cap Value Fund	0.99%	0.90%	0.89%
Small Cap Growth Fund	0.98%	0.86%	0.86%
Tax-Managed Small/Mid Cap Fund	0.99%	0.90%	0.89%
Mid-Cap Fund	0.74%	0.74%	0.73%
U.S. Managed Volatility Fund	0.97%	0.75%	0.75%
Global Managed Volatility Fund	0.99%	0.87%	0.86%
Tax-Managed Managed Volatility Fund	0.97%	0.75%	0.75%
Real Estate Fund	0.97%	0.89%	0.89%
Enhanced Income Fund	0.75%	0.46%	0.46%
Core Fixed Income Fund	0.61%	0.43%	0.42%
U.S. Fixed Income Fund	0.61%	0.41%	0.41%
High Yield Bond Fund	0.83%	0.65%	0.64%
Real Return Fund	0.54%	0.35%	0.35%
Multi-Strategy Alternative Fund	3.24%	1.67%	0.25%

* AFFE reflect the estimated amount of fees and expenses that were incurred indirectly by the Funds through their investments in other investment companies during the most recent fiscal year.

Sub-Advisers and Portfolio Managers

LARGE CAP FUND:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Large Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Lars N. Nielsen, M.Sc. manage the portion of the Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its chief investment officer. Mr. Friedman, Principal, Head of

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Global Stock Selection, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Mr. Nielsen, Principal, joined AQR in 2000, and oversees research in the Global Stock Selection and Global Asset Allocation teams. He is also part of the portfolio management teams for several hedge funds and long-only portfolios.

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

Brown Advisory LLC: Brown Advisory LLC (Brown Advisory), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as a Sub-Adviser to the Large Cap Fund. Kenneth M. Stuzin, CFA, Partner, manages the portion of the Large Cap Fund's assets allocated to Brown Advisory. Mr. Stuzin is Brown Advisory's Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and U.S. Large-Cap Portfolio Manager at J.P. Morgan Investment Management in Los Angeles. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

Jackson Square Partners, LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals manages the portion of the Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in April 2014. JSP's investment team has worked together for an average of more than a decade, including as part of Delaware Investment's Focus Growth Team where, since April 2005, the Team managed Delaware Investments' mutual funds and other pooled vehicles and separately managed accounts. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman & Chief Investment Officer, was chief investment officer of Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Equity Analyst at JSP, was a portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005.

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LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has previously served as a Senior Quantitative Analyst since 2000 and, currently, as a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Large Cap Fund. A team of investment professionals at WRIMCO manages the portion of the Large Cap Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the Waddell & Reed Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

LARGE CAP VALUE FUND:

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

Brandywine Global Investment Management, LLC: Brandywine Global Investment Management, LLC (Brandywine Global), located at 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104, serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Brandywine Global. The team consists of Patrick S. Kaser, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for researching the financial and healthcare sectors, contributing insights and stock recommendations; Paul R. Lesutis, CFA, Brandywine Global's Managing Director and Portfolio Manager, who is responsible for general research coverage, contributing insights and stock recommendations; and James J. Clarke, Brandywine Global's Portfolio Manager. Mr. Kaser has been with Brandywine Global since 1998. Mr. Lesutis has been with Brandywine Global since 1991. Mr. Clarke has been with Brandywine Global

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since December 2008. Immediately prior to joining Brandywine Global, he served as founding partner of Clarke Bennitt, LLC and co-portfolio manager of the concentrated, all-cap Montchanin funds from 2005 to 2008.

Lazard Asset Management LLC: Lazard Asset Management LLC (Lazard), located at 30 Rockefeller Plaza, New York, New York 10112 serves as a Sub-Adviser to the Large Cap Value Fund. A team of investment professionals manages the portion of the Large Cap Value Fund's assets allocated to Lazard. The team consists of Andrew Lacey, Deputy Chairman and Portfolio Manager/Analyst, J. Richard Tutino, CFA, Managing Director and Portfolio Manager/Analyst, Ronald Temple, CFA, Managing Director and Portfolio Manager/Analyst and Nicholas Sordoni, CFA, Director and Portfolio Manager/Analyst. Mr. Lacey joined Lazard in 1996 as a portfolio manager and is responsible for oversight of U.S. and Global strategies. He also is a Portfolio Manager/Analyst on various Lazard U.S. Equity and Global Equity teams. Mr. Tutino joined Lazard in 1997 as a Portfolio Manager/Analyst for U.S. large cap equities. Mr. Temple joined Lazard in 2001 as a Portfolio Manager/Analyst on various Lazard U.S. Equity teams. He is also Co-Director of Research for Lazard's Global Research Platform and has primary research coverage of the Financials sector. Mr. Sordoni joined Lazard in 2002 as a Portfolio Manager/Analyst on the U.S. Equity Value team.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Large Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA Greg Sleight and Guy Lakonishok, CFA manage the portion of the Large Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has served as a Senior Quantitative Analyst since 2000, and a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014.

LARGE CAP GROWTH FUND:

Brown Advisory LLC: Brown Advisory LLC (Brown Advisory), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as a Sub-Adviser to the Large Cap Growth Fund. Kenneth M. Stuzin, CFA, Partner, manages the portion of the Large Cap Growth Fund's assets allocated to Brown Advisory. Mr. Stuzin is Brown Advisory's Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and U.S. Large-Cap Portfolio Manager at J.P. Morgan Investment Management in Los Angeles. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

INTECH Investment Management LLC: INTECH Investment Management LLC (INTECH), located at CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals, led by Dr. Adrian Banner, Chief Executive Officer and Chief Investment Officer, manages the portion of the Large Cap Growth Fund's assets allocated to INTECH. Dr. Banner sets a policy for the investment strategy and implements and

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supervises the optimization process. Dr. Banner was Chief Investment Officer since January 1, 2012, and in November 2012, assumed the role as Chief Executive Officer in addition to his role as Chief Investment Officer. Previously, Dr. Banner was Co-Chief Investment Officer beginning January 2009, Senior Investment Officer from September 2007 to January 2009, and joined INTECH in August 2002 as Director of Research. Mr. Joseph Runnels, CFA, Vice President of Portfolio Management, joined INTECH in 1998. Dr. Vassilios Papathanakos was appointed Deputy Chief Investment Officer in November 2012. Prior to that, Dr. Papathanakos was Director of Research since July 2007, and joined the firm in October 2006 as Associate Director of Research. Dr. Phillip Whitman became Director of Research in November 2012 and was previously Associate Director of Research since joining INTECH in November 2010. Prior to that, Dr. Whitman was enrolled in the Ph.D. program (mathematics) at Princeton University from 2005 through November 2010, where he also served as a Course Instructor and Assistant Instructor for Multivariable Calculus in 2008 and 2009, respectively. No one person of the investment team is primarily responsible for implementing the investment strategies of the portion of the Large Cap Growth Fund allocated to INTECH.

Jackson Square Partners, LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Large Cap Growth Fund. A team of investment professionals manages the portion of the Large Cap Growth Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in April 2014. JSP's investment team has worked together for an average of more than a decade, including as part of Delaware Investment's Focus Growth Team where, since April 2005, the Team managed Delaware Investments' mutual funds and other pooled vehicles and separately managed accounts. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman & Chief Investment Officer, was chief investment officer of Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Equity Analyst at JSP, was a portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005.

TAX-MANAGED LARGE CAP FUND:

As further described in the Principal Investment Strategies of the Tax-Managed Large Cap Fund, each Sub-Adviser, except for Parametric Portfolio Associates LLC (Parametric), will manage its portion of the Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager. In addition to acting as overlay manager, Parametric manages a portion of the Fund's portfolio.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Lars N. Nielsen, M.Sc. manage the portion of the Tax-Managed Large Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its chief investment officer. Mr. Friedman, Principal, Head of Global Stock Selection, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to

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found the Global Alternative Premia group, focusing on portfolio management and research. Mr. Nielsen, Principal, joined AQR in 2000, and oversees research in the Global Stock Selection and Global Asset Allocation teams. He is also part of the portfolio management teams for several hedge funds and long-only portfolios.

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

Brown Advisory LLC: Brown Advisory LLC (Brown Advisory), located at 901 South Bond Street, Suite 400, Baltimore, Maryland 21231, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Kenneth M. Stuzin, CFA, Partner, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Brown Advisory. Mr. Stuzin is Brown Advisory's Institutional Large Cap Growth Portfolio Manager. He has been a portfolio manager for the Brown Advisory Growth Equity Fund (BIAGX) since its inception in June 1999 and assumed the role of lead manager in March 2008. Prior to joining Brown Advisory in 1996, he was a Vice President and U.S. Large-Cap Portfolio Manager at J.P. Morgan Investment Management in Los Angeles. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. from Columbia University in 1986 and his M.B.A. from Columbia University in 1993.

Jackson Square Partners, LLC: Jackson Square Partners, LLC (JSP), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Large Cap Fund's assets allocated to JSP. Each member of the portfolio management team joined JSP at its inception in April 2014. JSP's investment team has worked together for an average of more than a decade, including as part of Delaware Investment's Focus Growth Team where, since April 2005, the Team managed Delaware Investments' mutual funds and other pooled vehicles and separately managed accounts. Prior to joining JSP, Jeffrey S. Van Harte, CFA, JSP's Chairman & Chief Investment Officer, was chief investment officer of Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher J. Bonavico, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Daniel J. Prislin, CFA, a Portfolio Manager and Equity Analyst at JSP, was a senior portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005. Prior to joining JSP, Christopher M. Ericksen, CFA, a Portfolio Manager and Equity Analyst at JSP, was a portfolio manager on Delaware Investments' Focus Growth Equity Team, which he joined in 2005.

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LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA Greg Sleight and Guy Lakonishok, CFA manage the portion of the Tax-Managed Large Cap Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has served as a Senior Quantitative Analyst since 2000, and a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at Parametric, led by David Stein, Chief Investment Officer — Seattle Investment Center, Paul Bouchey, Managing Director of Research — Seattle Investment Center, and Thomas Seto, Managing Director of Portfolio Management & Trading — Seattle Investment Center, manages the portion of the Tax-Managed Large Cap Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996, 2006 and 1998, respectively.

Waddell & Reed Investment Management Co: Waddell & Reed Investment Management Co (WRIMCO), located at 6300 Lamar Avenue, Overland Park, Kansas 66202, serves as a Sub-Adviser to the Tax-Managed Large Cap Fund. A team of investment professionals at WRIMCO manages the portion of the Tax-Managed Large Cap Fund's assets allocated to WRIMCO. Erik Becker, CFA, Senior Vice President and Portfolio Manager, and Gus Zinn, CFA, Senior Vice President and Portfolio Manager, have been co-portfolio managers and have held primary responsibility for all investment decisions on the Core Equity strategy since July 2006. During the past five years, both managers have been responsible for the Core Equity institutional composite along with the Waddell & Reed Advisors Core Investment, Ivy Core Equity and Ivy VIP Core Equity Funds.

SMALL CAP FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in Economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech. in Chemical Engineering from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio

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Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Lars N. Nielsen, M.Sc. manage the portion of the Small Cap Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its chief investment officer. Mr. Friedman, Principal, Head of Global Stock Selection, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Mr. Nielsen, Principal, joined AQR in 2000, and oversees research in the Global Stock Selection and Global Asset Allocation teams. He is also part of the portfolio management teams for several hedge funds and long-only portfolios.

Fiduciary Management Associates, LLC: Fiduciary Management Associates, LLC (FMA), located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Fund. Kathryn A. Vorisek, Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader, and Leo Harmon, CFA, Managing Director and Small/SMID Cap Associate Team Leader, manage the portion of the Small Cap Fund's assets allocated to FMA. Ms. Vorisek joined FMA in 1996 and was appointed FMA's Chief Investment Officer in 2000. In her various roles with the firm, Ms. Vorisek oversees all aspects of the investment process, manages the firm's research efforts and has responsibility for the portfolio management of FMA's small/SMID cap products, as well as analytical responsibility for the consumer staples and energy sectors. She possesses more than 30 years of experience in the investment industry and holds a B.S. in Finance from Marquette University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University in Finance and International Business. Mr. Harmon has more than 20 years of industry experience as a portfolio manager and research analyst covering a variety of industries in both larger and smaller market capitalizations, with expertise in financial services. Prior to joining FMA in 2003, Mr. Harmon was a portfolio manager at Allstate Insurance, Allstate Investments LLC. He earned a B.S. from Bradley University and an M.B.A. from Duke University.

Integrity Asset Management, LLC: Integrity Asset Management, LLC (Integrity), located at 18500 Lake Road, Suite 300, Rocky River, Ohio 44116, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to Integrity. This team consists of Daniel G. Bandi, CFA, Daniel J. DeMonica, CFA, Adam I. Friedman, Joe A. Gilbert, CFA, Mirsat Nikovic, CFA and J. Bryan Tinsley, CFA. With the exception of Mr. Nikovic, who joined the team in 2007, each of the team members has been with Integrity since 2003 and is currently responsible for participating in security selection for the Small Cap Fund.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Small Cap Fund. Eytan M. Shapiro, managing director, is the CIO of the

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Growth and Small Cap U.S. Equity Team & portfolio manager in the U.S. Equity Group. An employee since 1985, he is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Eytan worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Eytan holds a B.Sc. in economics from City University, London, an M.Phil. in economics from Oxford University, and is Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute, and a CFA charterholder.

Montibus Capital Management LLC: Montibus Capital Management LLC (MCM), formerly known as Timberline Asset Management LLC, located at 805 SW Broadway, Portland, Oregon, 97205, serves as a Sub-Adviser to the Small Cap Fund. MCM is a Delaware limited liability company. Kenneth A. Korngiebel, Chief Investment Officer and Lead Portfolio Manager of the MCM growth portfolios, manages the portion of the Small Cap Fund's assets allocated to MCM. Mr. Korngiebel founded MCM in October 2006 as an indirect subsidiary of Thomas Weisel Partners Group, Inc. Prior to joining MCM, he served as a Managing Director at Columbia Management and was the Lead Portfolio Manager of its Portland-based small, small/mid and mid cap growth strategies. Prior to his tenure at Columbia Management, Mr. Korngiebel held positions in private equity and commercial real estate. Mr. Korngiebel holds a B.A. in Economics from Stanford University (1987) and an M.B.A., with a focus on finance, from the Wharton School at the University of Pennsylvania (1996). He is a member of the Portland Society of Financial Analysts.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (RIM), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Fund. A team of investment professionals manages the portion of the Small Cap Fund's assets allocated to RIM. Richard Shuster, CFA, Head of the Robeco Weiss, Peck & Greer (WPG) Small Cap Value Team and Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Fund, with Mr. Shuster retaining ultimate veto power. Messrs. Shuster and Weiss joined RIM in 1999 to head up the firm's Small Cap Value Team.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA and Chad M. Kilmer, CFA serve as Portfolio Managers for the portion of the Small Cap Fund's assets allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006.

SMALL CAP VALUE FUND:

Artisan Partners Limited Partnership: Artisan Partners Limited Partnership (Artisan), located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202, serves as a Sub-Adviser to the Small Cap Value Fund. Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane serve as portfolio co-managers of the portion of the Small Cap Value Fund's assets allocated to Artisan and are responsible for researching investment opportunities and the securities selection process. Messrs. Satterwhite, Kieffer and Sertl are Managing Directors of Artisan. Mr. Satterwhite has been portfolio manager for Artisan's U.S. Small-Cap Value strategy since its inception in 1997. Mr. Kieffer has been portfolio co-manager for Artisan's U.S. Small-Cap Value strategy for over 12 years. They both joined Artisan in 1997. Mr. Sertl became portfolio co-manager of the portion of the Small Cap Value Fund's assets allocated to Artisan in 2006. Prior to that time, Mr. Sertl was an analyst working with Mr. Satterwhite and Mr. Kieffer on Artisan's U.S. Small-Cap Value strategy. Mr. Sertl

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joined Artisan in 2000. Mr. Kane became associate portfolio manager in 2012 and portfolio co-manager in 2013 of the portion of the Small Cap Value Fund's assets allocated to Artisan. Prior to that time Mr. Kane was an analyst working with Messrs. Satterwhite, Kieffer and Sertl on Artisan's U.S. Small-Cap Value strategy. Mr. Kane joined Artisan in 2008.

Fiduciary Management Associates, LLC: Fiduciary Management Associates, LLC (FMA), located at 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Value Fund. Kathryn A. Vorisek, Senior Managing Director, Chief Investment Officer and Small/SMID Cap Team Leader, and Leo Harmon, CFA, Managing Director and Small/SMID Cap Associate Team Leader, manage the portion of the Small Cap Value Fund's assets allocated to FMA. Ms. Vorisek joined FMA in 1996 and was appointed FMA's Chief Investment Officer in 2000. In her various roles with the firm, Ms. Vorisek oversees all aspects of the investment process, manages the firm's research efforts and has responsibility for the portfolio management of FMA's small/SMID cap products, as well as analytical responsibility for the consumer staples and energy sectors. She possesses more than 30 years of experience in the investment industry and holds a B.S. in Finance from Marquette University and an M.B.A. from the Kellogg Graduate School of Management at Northwestern University in Finance and International Business. Mr. Harmon has more than 20 years of industry experience as a portfolio manager and research analyst covering a variety of industries in both larger and smaller market capitalizations, with expertise in financial services. Prior to joining FMA in 2003, Mr. Harmon was a portfolio manager at Allstate Insurance, Allstate Investments LLC. He earned a B.S. from Bradley University and an M.B.A. from Duke University.

Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. R. Todd Vingers, CFA manages the portion of the Small Cap Value Fund's assets allocated to LMCG. Mr. Vingers, a Portfolio Manager, oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 23 years of investment experience.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. Josef Lakonishok, Menno Vermeulen, CFA, Puneet Mansharamani, CFA Greg Sleight and Guy Lakonishok, CFA manage the portion of the Small Cap Value Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has served as a Senior Quantitative Analyst since 2000, and a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014.

Martingale Asset Management LP: Martingale Asset Management LP (Martingale), located at 222 Berkeley Street, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to Martingale. The team is headed by William E. Jacques, CFA, whose role is to oversee and manage the investment process. Mr. Jacques assigns broad responsibilities across the team and works with the team to monitor portfolio management activities. Senior members of the team include Samuel Nathans, CFA

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and James Eysenbach, CFA, who are both responsible for portfolio construction. Mr. Jacques has been Martingale's Executive Vice President and Chief Investment Officer since 1987. Mr. Nathans has been a Senior Vice President and Senior Portfolio Manager since 1999. Mr. Eysenbach has been a Senior Vice President since 2004 and the Director of Research since January 2008.

Robeco Investment Management, Inc.: Robeco Investment Management, Inc. (RIM), located at 909 Third Avenue, New York, New York 10022, serves as a Sub-Adviser to the Small Cap Value Fund. A team of investment professionals manages the portion of the Small Cap Value Fund's assets allocated to RIM. Richard Shuster, CFA, Head of the Robeco Weiss, Peck & Greer (WPG) Small Cap Value Team and Senior Portfolio Manager, and Gregory Weiss, Portfolio Manager, are responsible for all investment decisions regarding the Small Cap Value Fund, with Mr. Shuster retaining ultimate veto power. Messrs. Shuster and Weiss joined RIM in 1999 to head up the firm's Small Cap Value Team.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Small Cap Value Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Small Cap Value Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist. He is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director and directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Small Cap Value Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA and Chad M. Kilmer, CFA serve as Portfolio Managers for the portion of the Small Cap Value Fund's assets allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006.

SMALL CAP GROWTH FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Small Cap Growth Fund. A team of investment professionals manages the portion of the Small Cap Growth Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in Economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech. in Chemical Engineering from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng

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holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Small Cap Growth Fund. Clifford S. Asness, Ph.D., M.B.A., Jacques A. Friedman, M.S., Ronen Israel, M.A. and Lars N. Nielsen, M.Sc. manage the portion of the Small Cap Growth Fund's assets allocated to AQR. Dr. Asness, Managing and Founding Principal, co-founded AQR in 1998 and serves as its chief investment officer. Mr. Friedman, Principal, Head of Global Stock Selection, joined AQR at its inception in 1998, and oversees research and portfolio management for the firm's equity products and strategies. Mr. Israel, Principal, joined AQR in 1999 and co-founded the Global Stock Selection team before moving on to found the Global Alternative Premia group, focusing on portfolio management and research. Mr. Nielsen, Principal, joined AQR in 2000, and oversees research in the Global Stock Selection and Global Asset Allocation teams. He is also part of the portfolio management teams for several hedge funds and long-only portfolios.

Janus Capital Management LLC: Janus Capital Management LLC (Janus), located at 151 Detroit Street, Denver, Colorado 80206, serves as a Sub-Adviser to the Small Cap Growth Fund. Jonathan D. Coleman, CFA and Maneesh Modi, as Co-Portfolio Managers, manage the portion of the Small Cap Growth Fund's assets allocated to Janus. Mr. Coleman is Head of Growth Equities and a Portfolio Manager at Janus. Mr. Coleman joined Janus in 1994 as a research analyst. Mr. Coleman is also portfolio manager of other Janus accounts. Mr. Modi is a Portfolio Manager at Janus. Mr. Modi joined Janus in 2008 as an equity research analyst. Mr. Modi is also a portfolio manager of other Janus accounts and serves as a research analyst.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Small Cap Growth Fund. Eytan M. Shapiro, managing director, is the CIO of the Growth and Small Cap U.S. Equity Team & portfolio manager in the U.S. Equity Group. An employee since 1985, he is responsible for managing the U.S. small cap growth strategy, which includes the JPMorgan Small Cap Growth Fund, JPMorgan Dynamic Small Cap Growth Fund, and the JPM US Small Cap Growth Fund. Prior to joining the small cap team in 1992, Eytan worked as a portfolio manager in the firm's Hong Kong office. He had previously been an investment analyst at Philips & Drew in London. Eytan holds a B.Sc. in economics from City University, London, an M.Phil. in economics from Oxford University, and is Series 66 licensed. He is a member of both the New York Society of Security Analysts and The CFA Institute, and a CFA charterholder.

Montibus Capital Management LLC: Montibus Capital Management LLC (MCM), formerly known as Timberline Asset Management LLC, located at 805 SW Broadway, Portland, Oregon, 97205, serves as a Sub-Adviser to the Small Cap Growth Fund. MCM is a Delaware limited liability company. Kenneth A. Korngiebel, Chief Investment Officer and Lead Portfolio Manager of the MCM growth portfolios, manages the portion of the Small Cap Growth Fund's assets allocated to MCM. Mr. Korngiebel founded MCM in October 2006 as an indirect subsidiary of Thomas Weisel Partners Group, Inc. Prior to joining MCM, he served as a Managing Director at Columbia Management and was the Lead Portfolio Manager of its Portland-based small, small/mid and mid cap growth strategies. Prior to his tenure at Columbia Management, Mr. Korngiebel held positions in private equity and commercial real estate. Mr. Korngiebel

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holds a B.A. in Economics from Stanford University (1987) and an M.B.A., with a focus on finance, from the Wharton School at the University of Pennsylvania (1996). He is a member of the Portland Society of Financial Analysts.

TAX-MANAGED SMALL/MID CAP FUND:

As further described in the "Principal Investment Strategies" section of the Fund Summary for the Tax-Managed Small/Mid Cap Fund, each Sub-Adviser, except for Parametric Portfolio Associates LLC, will manage its portion of the Tax-Managed Small/Mid Cap Fund's portfolio by making recommendations as to the purchase, sale and retention of assets, with those recommendations executed by Parametric as overlay manager. In addition to acting as overlay manager, Parametric manages a portion of the Tax-Managed Small/Mid Cap Fund's portfolio.

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to AllianceBernstein. Bruce K. Aronow, CFA is Team Leader and Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for the US Small/SMID Cap Growth consumer/commercial services sector. Mr. Aronow earned a B.A. with a minor in Economics from Colgate University. Mr. Aronow joined the firm in 1999 and has twenty-three years of industry experience. N. Kumar Kirpalani, CFA is Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the financials, industrials and energy sectors. Mr. Kirpalani received a B.Tech. in Chemical Engineering from the Indian Institute of Technology and an M.B.A. from the University of Chicago. Mr. Kirpalani joined the firm in 1999 and has thirty years of industry experience. Samantha S. Lau, CFA serves as Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the technology sector. Ms. Lau earned a B.S. in Finance and Accounting from the Wharton School of Business at the University of Pennsylvania. Ms. Lau joined the firm in 1999 and has seventeen years of industry experience. Wen-Tse Tseng is a Portfolio Manager/Analyst for the US Small/SMID Cap Growth products and is responsible for research and portfolio management for the healthcare sector. Mr. Tseng holds a B.S. from the National Taiwan University, an M.S. in Molecular Genetics and Microbiology from the Robert Wood Johnson Medical School at the University of Medicine and Dentistry of New Jersey and an M.B.A. from the Graziadio School of Business and Management at Pepperdine University. Mr. Tseng joined the firm in 2006 and has seventeen years of industry experience.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of J.P. Morgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. Timothy Parton, CFA, a Managing Director and Portfolio Manager, manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to JPMIM. Mr. Parton is a portfolio manager in the U.S. Equity Group. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios and has been managing the U.S. midcap growth strategy, which includes the JPMorgan Midcap Growth Fund, since November 2001 and the U.S. multicap growth strategy, which includes the JPMorgan Growth Advantage Fund, since its inception in September 2005. Mr. Parton holds a B.Sc. in Economics and Accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and is a CFA charterholder.

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Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. R. Todd Vingers, CFA and Donald Cleven, CFA manage the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to LMCG. Both are members of the Value Team. Mr. Vingers, a Portfolio Manager, oversees the entire Value Team at LMCG and is responsible for researching within the small cap value universe. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 23 years of investment experience. Mr. Cleven, a Portfolio Manager, joined LMCG in 2002 and has over 16 years of investment experience. Mr. Vingers is the Portfolio Manager for the small cap assets of the Tax-Managed Small/Mid Cap Fund, while Mr. Cleven is the Portfolio Manager for the mid cap value assets of the Tax-Managed Small/Mid Cap Fund.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. A team of investment professionals at Parametric, led by David Stein, Chief Investment Officer — Seattle Investment Center, Paul Bouchey, Managing Director of Research — Seattle Investment Center, and Thomas Seto, Managing Director of Portfolio Management & Trading — Seattle Investment Center, manages the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to Parametric. Messrs. Stein and Seto have been with Parametric since 1996, 2006 and 1998, respectively.

Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. Steven C. Angeli, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, serves as Portfolio Manager of the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to Wellington Management. Mr. Angeli joined Wellington Management as an investment professional in 1994.

William Blair & Company L.L.C.: William Blair & Company L.L.C. (William Blair), located at 222 West Adams Street, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Small/Mid Cap Fund. David S. Mitchell, CFA, Mark T. Leslie, CFA and Chad M. Kilmer, CFA serve as Portfolio Managers for the portion of the Tax-Managed Small/Mid Cap Fund's assets allocated to William Blair. Mr. Mitchell has served in his current role since 1996. Mr. Leslie has served in his role since 2005. Mr. Kilmer has served in his role since 2006.

MID-CAP FUND:

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the Mid-Cap Fund. Timothy Parton, CFA, a Managing Director and Portfolio Manager, manages the portion of the Mid-Cap Fund's assets allocated to JPMIM. Mr. Parton is a portfolio manager in the U.S. Equity Group. An employee since 1986, Mr. Parton has managed a variety of small and mid cap portfolios and has been managing the U.S. midcap growth strategy, which includes the JPMorgan Midcap Growth Fund, since November 2001 and the U.S. multicap growth strategy, which includes the JPMorgan Growth Advantage Fund, since its inception in September 2005. Mr. Parton holds a B.Sc. in Economics and Accounting from the University of Bristol in England. He is a member of the New York Society of Security Analysts and is a CFA charterholder.

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Lee Munder Capital Group, LLC: Lee Munder Capital Group, LLC (LMCG), located at 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116, serves as a Sub-Adviser to the Mid-Cap Fund. R. Todd Vingers, CFA and Donald Cleven, CFA manage the portion of the Mid-Cap Fund's assets allocated to LMCG. Mr. Vingers, a Portfolio Manager, oversees the entire Value Team at LMCG. Both are members of the Value Team. Mr. Vingers joined LMCG in 2002 as a small cap value portfolio manager and has over 23 years of investment experience. Mr. Cleven, a Portfolio Manager, joined LMCG in 2002 and has over 16 years of investment experience. Mr. Vingers is the Portfolio Manager for the small cap assets of the Mid-Cap Fund, while Mr. Cleven is the Portfolio Manager for the mid cap value assets of the Mid-Cap Fund.

Quantitative Management Associates LLC: Quantitative Management Associates LLC (QMA), located at Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102, serves as a Sub-Adviser to the Mid-Cap Fund. A team of investment professionals manages the portion of the Mid-Cap Fund's assets allocated to QMA. The team consists of Peter Xu, Ph.D., Stacie L. Mintz, CFA, Daniel Carlucci, CFA and Devang Gamhirwala, and all team members are responsible for the portfolio management and investment strategy for the Mid-Cap Fund's assets allocated to QMA. Dr. Xu, a Managing Director at QMA, as well as Head of Research and Portfolio Management for US Core Equity, conducts equity research on alpha factors and portfolio construction, and is responsible for the portfolio management and performance of all US Core equity strategies. Ms. Mintz, a Managing Director at QMA, is responsible for overseeing QMA's equity mandates. Mr. Carlucci, a Vice President at QMA, manages large-cap core and small-cap core equity portfolios and the domestic and international index funds. He is also responsible for directing QMA's managed account strategies. Mr. Gamhirwala, a Principal at QMA, is primarily responsible for overseeing the US Core Equity long-short and large-cap mandates, and is also responsible for the management of structured products. Prior to joining QMA, Dr. Xu, Ms. Mintz, Mr. Carlucci and Mr. Gamhirwala were employed by QMA's predecessor, Prudential Investment Management, Inc., since 1997, 1992, 1984 and 1986, respectively.

U.S. MANAGED VOLATILITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 19 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 19 years ago. Ryan Brown, Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 9 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed, with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. A team of investment professionals manages the portion of the U.S. Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA,

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CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the U.S. Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the U.S. Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has served as a Senior Quantitative Analyst since 2000, and a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014. Jason Karceski, Ph.D., has served previously as a Senior Research Analyst since 2009 and, currently, as a partner since 2012 and portfolio manager since 2014.

GLOBAL MANAGED VOLATILITY FUND:

Acadian Asset Management LLC: Acadian Asset Management LLC (Acadian), located at 260 Franklin Street, Boston, Massachusetts 02110, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Acadian. Ryan Taliaferro, Senior Vice President and Portfolio Manager, serves as lead portfolio manager to the Global Managed Volatility Fund. Mr. Taliaferro joined Acadian in 2011 and was previously a faculty member in the finance unit at Harvard Business School, where he taught corporate finance and asset pricing. Mark Birmingham, Vice President and Associate Portfolio Manager, serves as back-up portfolio manager to the Global Managed Volatility Fund. Mr. Birmingham joined the firm in 2013 to work on Acadian's managed volatility strategies and was previously a vice president and quantitative analyst within the Quantitative Investment Group at Wellington Management Co.

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Global Managed Volatility Fund. A team of investment professionals manages the portion of the Global Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 19 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 19 years ago. David Krider, a Portfolio Manager, joined Analytic in 2005. Before joining Analytic, Mr. Krider was the founder of Visualize, Inc. and served as the firm's Chief Technology Officer from 1996-2005. The team's day-to-day portfolio management responsibilities are led by Mr. Bein and are handled primarily by Mr. Krider. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design).

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TAX-MANAGED MANAGED VOLATILITY FUND:

Analytic Investors, LLC: Analytic Investors, LLC (Analytic), located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to Analytic. Dennis Bein, Chief Investment Officer and Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 19 years ago. Harindra de Silva, Ph.D., Analytic's President and a Portfolio Manager, has also been a member of the U.S. equity team since joining Analytic 19 years ago. Ryan Brown, Portfolio Manager, has been a member of the U.S. equity team since joining Analytic 9 years ago. Prior to joining Analytic, Mr. Brown worked for Beekman Capital Management in Santa Fe, New Mexico, where he was responsible for selecting stocks within the financial services sector. Portfolio responsibilities are team managed, with day-to-day portfolio management responsibilities handled primarily by Mr. Brown. Dr. de Silva works primarily on research for the strategy (i.e., model maintenance and design), and Mr. Bein serves in an oversight role.

AJO, LP: AJO, LP (AJO), located at 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals manages the portion of the Tax-Managed Managed Volatility Fund's assets allocated to AJO. Theodore R. Aronson, CFA, CIC, has been Managing Principal and a portfolio manager at AJO since he founded the firm in 1984. Mr. Aronson is also involved with firm administration and client service. Stefani Cranston, CFA, CPA, Principal, has been a portfolio and financial accountant with AJO since 1991 and a portfolio manager since 2007. Gina Marie N. Moore, CFA, Principal, has been a portfolio manager and research analyst with AJO since 1998. Ms. Moore also focuses on client service for AJO. Martha E. Ortiz, CFA, CIC, Principal, has been a portfolio manager and trader with AJO since 1987. R. Brian Wenzinger, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2000. Christopher J. W. Whitehead, CFA, Principal, has been a portfolio manager and research analyst with AJO since 2004. Gregory J. Rogers, CFA, Principal, has been a portfolio manager with AJO since 2012; he was a trader with AJO beginning in 1993.

LSV Asset Management: LSV Asset Management (LSV), located at 155 North Wacker Drive, Chicago, Illinois 60606, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. Josef Lakonishok, Menno Vermeulen, CFA and Puneet Mansharamani, CFA manage the portion of the Tax-Managed Managed Volatility Fund's assets allocated to LSV. Mr. Lakonishok has served as Chief Executive Officer, Chief Investment Officer, Partner and Portfolio Manager of the firm since its founding in 1994. Mr. Vermeulen has served as a Portfolio Manager and Senior Quantitative Analyst since 1995, and a Partner since 1998. Mr. Mansharamani has served as a Senior Quantitative Analyst since 2000, and a Partner and Portfolio Manager since 2006. Greg Sleight has served previously as a Quantitative Analyst since 2006 and, currently, as a partner since 2012 and portfolio manager since 2014. Guy Lakonishok, CFA has served previously as a Quantitative Analyst since 2009 and, currently, as a partner since 2013 and portfolio manager since 2014. Jason Karceski, Ph.D., has served previously as a Senior Research Analyst since 2009 and, currently, as a partner since 2012 and portfolio manager since 2014.

Parametric Portfolio Associates LLC: Parametric Portfolio Associates LLC (Parametric), located at 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101, serves as a Sub-Adviser to the Tax-Managed Managed Volatility Fund. A team of investment professionals at Parametric, led by Thomas Seto, Managing Director of Portfolio Management & Trading — Seattle Investment Center, and Paul Bouchey, Managing Director of Research — Seattle Investment Center, manages the portion of the Tax-Managed

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Managed Volatility Fund's assets allocated to Parametric. Messrs. Seto and Bouchey have been with Parametric since 1998 and 2006, respectively.

REAL ESTATE FUND:

CenterSquare Investment Management, Inc.: CenterSquare Investment Management, Inc. (CenterSquare), formerly known as Urdang Securities Management Inc, located at 630 West Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462, serves as a Sub-Adviser to the Real Estate Fund. Dean Frankel, CFA and Eric Rothman, CFA manage the portion of the Real Estate Fund's assets allocated to CenterSquare. Mr. Frankel is the Global Co-Head of Real Estate Securities at CenterSquare Investment Management. In his role, he is responsible for management of the firm's proprietary research process. In addition, Mr. Frankel analyzes and interprets implications of major events and economic trends while managing the daily operations of the real estate securities portfolios. Mr. Frankel shares responsibility for covering the global REIT universe, and dedicates a significant portion of his time to on-site visits with companies and property tours in order to make real time assessments of a market's health. Mr. Frankel joined CenterSquare in 1997 and holds a B.S. in Economics from the University of Pennsylvania's Wharton School of Business. Mr. Rothman serves as Portfolio Manager for CenterSquare's real estate securities group. He joined the firm in 2006, and is responsible for market research, sector allocations, research, and financial modeling across the real estate securities universe. Mr. Rothman also manages a global REIT high yield separate account mandate which leverages the global research platform in place. He brings 18 years of REIT and real estate investment experience to his position. Prior to joining CenterSquare, he spent more than six years as a sell-side REIT analyst at Wachovia Securities and three years as an analyst at AEW Capital Management, LP. Mr. Rothman graduated cum laude from Boston University with a B.A. in Economics, International Relations and French.

Security Capital Research & Management Incorporated: Security Capital Research & Management Incorporated (Security Capital), located at 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, serves as a Sub-Adviser to the Real Estate Fund. Anthony R. Manno, Jr., Kenneth D. Statz and Kevin W. Bedell serve as portfolio managers to the portion of the Real Estate Fund's assets allocated to Security Capital. Since 1994, Mr. Manno has been the Chief Executive Officer, President and Chief Investment Officer of the firm. Since 1995, Mr. Statz has been a Managing Director and Senior Market Strategist. He is responsible for the development and implementation of portfolio investment strategy. Since 2004, Mr. Bedell has been a Managing Director and directs the investment analysis team. Mr. Bedell joined the firm in 1996 as a Senior Vice President.

ENHANCED INCOME FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the Enhanced Income Fund. A team of investment professionals manages the portion of the Enhanced Income Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Portfolio Manager. Mr. Cascella joined Ares LLC in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares LLC in October 2003 as a Senior Analyst in the Tradable Credit Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 24 years, 20 years and 25 years, respectively, of experience with the leveraged finance asset class.

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Wellington Management Company, LLP: Wellington Management Company, LLP (Wellington Management), a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Enhanced Income Fund. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership. Timothy E. Smith, Senior Vice President and Fixed Income Portfolio Manager of Wellington Management, serves as the Portfolio Manager for the portion of the Enhanced Income Fund's assets allocated to Wellington Management. Mr. Smith joined Wellington Management as an investment professional in 1992.

CORE FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, 43rd Floor, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and is the Head of the Fixed Income team. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997 he has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. He shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a senior vice president and fixed income portfolio manager. From 2006 to January 2012, she provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a managing director and fixed income portfolio manager. Mr. Lourie joined Jennison in 1996 as a fixed income trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, he worked at UBS Global Asset Management. While there, he was a senior credit analyst for three years prior to becoming a fixed income portfolio manager in 2001 and senior fixed income portfolio manager in 2005.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager,

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Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager and Bryan Whalen, Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the Core Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. A team of investment professionals led by Tom O'Connor, Managing Director, Senior Portfolio Manager and Co-Head, and Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, manages the portion of the Core Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000. The Montgomery Core Fixed Income portfolio managers are responsible for overseeing WellsCap's core fixed income strategy, which is employed by the Core Fixed Income Fund.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the Core Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt, Keith J. Gardner, Mark S. Lindbloom and Michael C. Buchanan, manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset. Messrs. Eichstaedt, Gardner, Lindbloom and Buchannan are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech, Eichstaedt and Gardner have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, Mr. Gardner joined Western Asset as a Portfolio Manager in 1994 and both Mr. Lindbloom and Mr. Buchanan joined Western Asset as Portfolio Managers in 2005. Mr. Gardner and Mr. Buchanan also serve as Western Asset's Co-Head of Emerging Market Debt and Head of Global Credit, respectively.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the Core Fixed Income Fund. Chief Investment Officer S. Kenneth Leech manages the portion of the Core Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset companies in 1990.

U.S. FIXED INCOME FUND:

Jennison Associates LLC: Jennison Associates LLC (Jennison), located at 466 Lexington Avenue, New York, New York 10017 (Main Office) and One International Place, 43rd Floor, Boston, Massachusetts 02110 (Fixed Income Management), serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the U.S. Fixed Income Fund's assets allocated to Jennison. The team consists of Thomas G. Wolfe, Head of Fixed Income, Managing Director and Fixed Income Portfolio Manager; Erik S. Brown, CFA, Managing Director and Fixed Income Portfolio Manager; Richard A. Klemmer, CFA, Managing Director and Fixed Income Portfolio Manager; Miriam Zussman, Managing Director and Fixed Income Portfolio Manager; Itai Lourie, CFA, Managing Director and Fixed

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Income Portfolio Manager; and Eric G. Staudt, CFA, Managing Director and Fixed Income Portfolio Manager. Mr. Wolfe joined Jennison in 1999 as a portfolio manager and is the Head of the Fixed Income team. He is responsible for co-developing and managing overall portfolio strategy and overseeing corporate bond selection. Mr. Brown joined Jennison in 1989 as a fixed income trader specializing in mortgage securities. Since 1997 he has been part of the portfolio management team with primary responsibility for mortgage strategies; he also develops and implements strategy for yield curve, Treasury/agency securities and futures. Mr. Klemmer joined Jennison in 1982 to help develop its proprietary fixed income analytic systems and to participate in the management of structured fixed income portfolios. He shares responsibility for asset backed and commercial mortgage backed securities and corporate credit analysis along with portfolio management duties. Ms. Zussman joined Jennison in May 2004 as a senior vice president and fixed income portfolio manager. From 2006 to January 2012, she provided her credit expertise on a full time basis to Jennison as an outside consultant. Ms. Zussman rejoined Jennison beginning February 2012 as a managing director and fixed income portfolio manager. Mr. Lourie joined Jennison in 1996 as a fixed income trader and was the lead trader for Treasuries, agencies and mortgage-backed securities until joining the portfolio management team in 2005. He develops and implements investment strategies in the same sectors. In addition, Mr. Lourie works on asset/liability modeling and analysis. Mr. Staudt joined Jennison in 2010 to add to the depth of Jennison's credit team. He is responsible for developing and implementing strategies in the credit sector. For the previous 11 years, he worked at UBS Global Asset Management. While there, he was a senior credit analyst for three years prior to becoming a fixed income portfolio manager in 2001 and senior fixed income portfolio manager in 2005.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the U.S. Fixed Income Fund. Douglas Swanson, a Managing Director and Portfolio Manager, manages the portion of the U.S. Fixed Income Fund's assets allocated to JPMIM. Mr. Swanson is responsible for establishing daily tactical decision-making for all taxable bond money management as it relates to strategic investment policy and benchmarking, composite and investment style oversight and performance oversight. Mr. Swanson joined JPMIM in 1983 as an analyst and became a Managing Director in 1998.

Metropolitan West Asset Management LLC: Metropolitan West Asset Management LLC (MetWest), located at 865 S. Figueroa Street, Suite 1800, Los Angeles, California 90017, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals manages the portion of the Core Fixed Income Fund's assets allocated to MetWest. The team consists of Tad Rivelle, MetWest's Chief Investment Officer and Generalist Portfolio Manager, who is responsible for developing the firm's long-term economic outlook that guides strategies; Laird Landmann, President and Generalist Portfolio Manager, Stephen Kane, CFA, Managing Director and Generalist Portfolio Manager and Bryan Whalen, Managing Director and Generalist Portfolio Manager who co-manage security selection and the trade execution process. Messrs. Rivelle, Landmann and Kane founded MetWest in August 1996. Mr. Whalen has been with MetWest since May 2004.

Wells Capital Management Incorporated: Wells Capital Management Incorporated (WellsCap), located at 525 Market Street, 10th Floor, San Francisco, California 94105, serves as a Sub-Adviser to the U.S. Fixed Income Fund. Wells Fargo & Company owns Wells Fargo Bank N.A., the parent company of WellsCap. A team of investment professionals led by Tom O'Connor, Managing Director, Senior Portfolio Manager and Co-Head, and Troy Ludgood, Managing Director, Senior Portfolio Manager and Co-Head, manages

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the portion of the U.S. Fixed Income Fund's assets allocated to WellsCap. Mr. O'Connor joined WellsCap in 2000 and began his investment career in 1988. Mr. Ludgood joined WellsCap in 2004 and began his investment career in 2000.

Western Asset Management Company: Western Asset Management Company (Western Asset), located at 385 East Colorado Boulevard, Pasadena, California 91101, serves as a Sub-Adviser to the U.S. Fixed Income Fund. A team of investment professionals led by Chief Investment Officer S. Kenneth Leech and Portfolio Managers Carl L. Eichstaedt and Mark S. Lindbloom, manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Messrs. Eichstaedt and Lindbloom are responsible for portfolio structure, including sector allocation, duration weighting and term structure decisions. Messrs. Leech and Eichstaedt have each served as Portfolio Managers for Western Asset for over 10 years. Mr. Leech joined Western Asset as a Portfolio Manager in 1990, Mr. Eichstaedt joined Western Asset as a Portfolio Manager in 1994, and Mr. Lindbloom joined Western Asset as a Portfolio Manager in 2005.

Western Asset Management Company Limited: Western Asset Management Company Limited (Western Asset Limited), located at 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom, serves as a Sub-Adviser to the U.S. Fixed Income Fund. Chief Investment Officer S. Kenneth Leech manages the portion of the U.S. Fixed Income Fund's assets allocated to Western Asset Limited. Mr. Leech is responsible for the strategic oversight of the investments and for supervising the operations of the various sector specialist teams dedicated to the specific asset classes. Mr. Leech joined Western Asset companies in 1990.

HIGH YIELD BOND FUND:

Ares Management LLC: Ares Management LLC (Ares LLC), located at 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067, serves as a Sub-Adviser to the High Yield Bond Fund. A team of investment professionals manages the portion of the High Yield Bond Fund's assets allocated to Ares LLC. The team consists of Seth Brufsky, Americo Cascella and John Leupp. Mr. Brufsky joined Ares LLC in March 1998 as a Portfolio Manager. Mr. Cascella joined Ares LLC in August 1998 as a Senior Investment Analyst and became a Portfolio Manager in 2005. Mr. Leupp joined Ares in October 2003 as a Senior Analyst in the Tradable Credit Group and currently serves as a Portfolio Manager. Mr. Brufsky, Mr. Cascella and Mr. Leupp have over 24 years, 20 years and 25 years, respectively, of experience with the leveraged finance asset class.

Benefit Street Partners L.L.C.: Benefit Street Partners L.L.C. (Benefit Street), located at 9 West 57th Street, Suite 4700, New York, NY 10019, serves as Sub-Adviser to the High Yield Bond Fund. Benefit Street was formed in February 2011, and is an affiliate of Providence Equity Capital Markets (PECM), the debt investment arm of Providence Equity Partners L.L.C. (PEP), a leading sector-specialized private equity firm. PECM was established in 2008 as the debt investment arm of PEP. Since 2011, Benefit Street is the investment manager of all credit funds for the debt investment arm. Thomas Gahan and Michael Paasche manage the portion of the assets of the High Yield Bond Fund allocated to Benefit Street. Mr. Gahan is the founder and Chief Executive Officer of Benefit Street. Michael Paasche has been a Senior Managing Director of PECM and its affiliates since 2008.

Brigade Capital Management, LP: Brigade Capital Management, LP (Brigade), located at 399 Park Avenue, 16th Floor, New York, New York 10022, serves as a Sub-Adviser to the High Yield Bond Fund. Donald E. Morgan III manages the portion of the High Yield Bond Fund's assets allocated to Brigade and is

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responsible for the day-to-day management and investment decisions made with respect to the High Yield Bond Fund. Mr. Morgan formed Brigade in 2006 and has served as the Managing Partner of Brigade since that date. Prior to forming Brigade, Mr. Morgan was the Head of the High Yield Division of MacKay Shields LLC from 2000 to 2006.

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust: Delaware Investments Fund Advisers (DIFA), a series of Delaware Management Business Trust (DMBT), located at 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the High Yield Bond Fund. Sub-advisory services were transitioned from Delaware Management Company (DMC) to DIFA, an affiliate of DMC and a series of DMBT, in May of 2013. DMBT is a subsidiary of Delaware Management Holdings, Inc. (DMHI). Delaware Investments is the marketing name for DMHI and its subsidiaries. Thomas H. Chow, CFA, Senior Vice President, is a member of the firm's taxable fixed income portfolio management team, with primary responsibility for portfolio construction and strategic asset allocation in credit exposures. He is the lead portfolio manager for Delaware Corporate Bond Fund and Delaware Extended Duration Bond Fund, as well as several institutional mandates. Mr. Chow's experience includes significant exposure to asset liability management strategies, and credit risk opportunities including high yield mutual funds and strategies. Prior to joining Delaware Investments in 2001 as a portfolio manager working on the Lincoln General Account, he was a trader of high grade and high yield securities, and was involved in the portfolio management of high yield collateralized bond obligations (CBOs) and insurance portfolios at SunAmerica/AIG from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from 1989 to 1997. Mr. Chow received a bachelor's degree in business analysis from Indiana University, and he is a Fellow of Life Management Institute. Paul A. Matlack, Senior Vice President, is a strategist and senior portfolio manager for the firm's fixed income team. Mr. Matlack rejoined the firm in May 2010. During his previous time at Delaware Investments, from September 1989 to October 2000, he was senior credit analyst, senior portfolio manager, and left the firm as co-head of the high yield group. Most recently, he worked at Chartwell Investment Partners from September 2003 to April 2010 as senior portfolio manager in fixed income, where he managed core, core plus, and high yield strategies. Prior to that, Mr. Matlack held senior roles at Turner Investment Partners, PNC Bank, and Mellon Bank. He earned a bachelor's degree in international relations from the University of Pennsylvania and an M.B.A. with a concentration in finance from George Washington University.

J.P. Morgan Investment Management Inc.: J.P. Morgan Investment Management Inc. (JPMIM), a wholly owned subsidiary of JPMorgan Chase & Co., located at 270 Park Avenue, New York, New York 10017, serves as a Sub-Adviser to the High Yield Bond Fund. Robert Cook, a Managing Director and Lead Portfolio Manager, and Thomas Hauser, a Managing Director and Co-Lead Portfolio Manager, manage the portion of the High Yield Bond Fund's assets allocated to JPMIM. Mr. Cook is the head of the High Yield Fixed Income team and is responsible for co-managing high yield total return assets. Mr. Hauser is responsible for co-managing high yield total return assets as well as overseeing the high yield trading effort. Messrs. Cook and Hauser joined JPMIM in 2004.]

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership, if any, of securities in the Funds.

Legal Proceedings

A lawsuit entitled Steven Curd and Rebel Curd v. SEI Investments Management Corporation was initially filed against SIMC in the U.S. District Court for the Eastern District of Pennsylvania (the "Court") on

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December 11, 2013. On August 28, 2014, the Court granted SIMC's motion to dismiss the initial complaint in the lawsuit, but also granted plaintiffs leave to amend the complaint. On October 2, 2014, plaintiffs filed an amended complaint. In the amended complaint, SEI Investments Global Funds Services ("SGFS") was added as a defendant. The plaintiffs bring the case as a shareholder derivative action against SIMC and SGFS on behalf of certain SEI funds. The claims were based on Section 36(b) of the Investment Company Act of 1940, as amended, which allows shareholders of a mutual fund to sue the investment adviser of the fund or its affiliates for an alleged breach of fiduciary duty with respect to compensation received by the adviser or its affiliates. The plaintiffs bring the suit against SIMC and SGFS with respect to five specific SEI Funds: the International Equity Fund, which is a series of this SEI Institutional International Trust, the High Yield Bond, Tax-Managed Large Cap, and Tax-Managed Small/Mid Cap Funds, each of which is a series of the SEI Institutional Managed Trust, and the Intermediate Term Municipal Fund, which is a series of the SEI Tax Exempt Trust. The plaintiffs seek: (1) damages for the funds in the amount of the alleged "excessive" fees earned by SIMC and SGFS beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees; (2) orders declaring that SIMC and SGFS allegedly violated Section 36(b) and enjoining SIMC and SGFS from further alleged violations; and (3) rescission of SIMC's and SGFS's contracts with the funds, and restitution of all allegedly excessive fees paid beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees. SIMC continues to dispute the claims, and intends to continue to vigorously defend the matter.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called redeem) Class Y Shares of the Funds. Class Y Shares may only be purchased by:

•  bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' Distributor permitting the purchase of Class Y shares;

•  institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y shares of the SEI Funds;

•  clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

•  other SEI mutual funds.

In the event that a shareholder no longer meets the eligibility requirements for investment in the Class Y Shares, the Fund may, in its discretion, elect to convert such shareholder's Class Y Shares into a Class of Shares of the same Fund for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Class Y Shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such shareholder meets the eligibility requirements

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders

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electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

You may be eligible to purchase other classes of shares of a Fund. However, you may only purchase a class of shares that your financial institutions or intermediaries sell or service. Your financial institutions or intermediaries can tell you which class of shares is available to you.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. You may obtain the current NAV of a Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded, or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are

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priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable net asset value, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Pricing Policies and Procedures (Fair Value Procedures), as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The Funds' administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the Funds' administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended, (ii) the security has been de-listed from a national exchange, (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open, or (iv) the security's primary pricing source is not

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able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value, (ii) the last trade price, (iii) the performance of the market or the issuer's industry, (iv) the liquidity of the security, (v) the size of the holding in a Fund, or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the Funds' administrator, the administrator notifies SIMC or a Sub-Adviser holding the relevant securities that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains, and forcing a Fund to hold excess levels of cash.

The Funds are intended to be long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term

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trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request (including exchange requests) for any reason without notice.

Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control, and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

Certain of the Funds are sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

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Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in a Fund subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or financial intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or financial intermediary to identify you. This information is subject to verification by the financial institution or financial intermediary to ensure the identity of all persons opening an account.

Your financial institution or financial intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or financial intermediary may be required to collect documents to establish and verify your identity.

The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or financial intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification are part of the Funds' overall obligation to deter money laundering under Federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional Managed Trust on any Business Day by contacting the Funds directly by mail or telephone. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your

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exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund.

When a purchase or exchange order is rejected, the Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make a payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

Redemption Fee

Each Fund charges a redemption fee on a redemption or series of redemptions (including exchanges) from a single identifiable source (such as a particular investor or multiple accounts managed by the same discretionary investment manager) that in the aggregate exceeds a specified dollar threshold within any thirty (30) day period. The redemption fee applies to the entire amount of the redemption or series of redemptions that triggered the redemption fee and is not limited to redemption amounts in excess of such specified dollar threshold. The dollar threshold that triggers the redemption fee and the level of the redemption fee are set forth in the "Shareholder Fees" table for each Fund.

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The purpose of the redemption fee is to offset the cost to a Fund arising from a large shareholder redeeming assets out of the Fund in a short period of time. The Fund will seek to identify any investor or investment manager that may spread out trades that in the aggregate exceed the threshold over a number of days within the 30-day period. If the Fund identifies that an investor or investment manager is crossing the threshold after some redemptions have already been processed, the Fund will impose the redemption fee on subsequent redemption requests received within the 30-day period. An investment manager should be aware that seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period could result in some of its clients being charged the fee while others will not. It is the responsibility of the manager to ensure that it is trading in a way that will result in fair treatment to its clients. If the Fund becomes aware that an investor or investment manager is seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period, the Fund may take such action as it deems appropriate, including refusing future purchases from such investor or investment manager.

Redemption fees will not apply to redemptions related to routine periodic account rebalancing transactions. The redemption fee may also be waived by the Fund, in its sole discretion, if the Fund determines that the costs to the Fund of a large redemption can be mitigated. This may be the case, for example, if the Fund redeems the investor in kind, or if the investor gives advance notice to the Fund and/or delays the implementation of the redemption in a manner that the Fund determines sufficiently mitigates the impact to the Fund.

The redemption fee will apply to shares purchased with reinvested dividends or distributions.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms, and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

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DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for a Fund can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Except as set forth below, five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Sixty calendar days after the end of each quarter, a list of all portfolio holdings in the Multi-Strategy Alternative Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to the Multi Strategy Alternative Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Real Return and Multi-Strategy Alternative Funds distribute their investment income quarterly, while the Global Managed Volatility Fund distributes its investment income annually. The Core Fixed Income, U.S. Fixed Income and High Yield Bond Funds declare their net investment income daily and distribute it monthly. The Funds distribute their investment income as a dividend to shareholders. The Funds make distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in the form of cash unless otherwise stated.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income.

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Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Fund. Distributions that the Funds receive from an ETF taxable as a regulated investment company or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF or REIT. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). It is expected that distributions from the Real Return, Real Estate, High Yield Bond, Enhanced Income, Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds will primarily consist of ordinary income and that distributions from such Funds will not be eligible for the lower tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are taxable at the maximum rate of 20%.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different Fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

With respect to the Global Managed Volatility Fund, some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Global Managed Volatility Fund.

If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of stocks and securities of foreign corporations, a Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund. The Funds will notify you if they make such election.

The Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds use a tax management technique known as highest in, first out. Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after-tax returns.

If you buy shares when a Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and gains and receiving back a portion of the price in the form of a taxable distribution.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or

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after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use the method that has been communicated to you. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. The requirement to only report the gross proceeds from the sale of a Fund's shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review the cost basis information provided to them by a Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Beginning January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds' SAI contains more information about taxes.

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FINANCIAL HIGHLIGHTS

As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations. Accordingly, financial highlights are not available.

Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated October 14, 2014 includes more detailed information about SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/funds. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

seic.com

October 14, 2014

PROSPECTUS

SEI Institutional Managed Trust

Class Y Shares

›  Multi-Asset Accumulation Fund

›  Multi-Asset Income Fund

›  Multi-Asset Inflation Managed Fund

›  Multi-Asset Capital Stability Fund

The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or this pool, or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y Shares of the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds are not available for purchase in all states. You may purchase Fund shares only if they are registered in your state.

seic.com

SEI / PROSPECTUS

SEI INSTITUTIONAL MANAGED TRUST

About This Prospectus

FUND SUMMARY
MULTI-ASSET ACCUMULATION FUND	1
MULTI-ASSET INCOME FUND	11
MULTI-ASSET INFLATION MANAGED FUND	21
MULTI-ASSET CAPITAL STABILITY FUND	31
Purchase and Sale of Fund Shares	40
Tax Information	40
Payments to Broker-Dealers and Other Financial Intermediaries	40
MORE INFORMATION ABOUT INVESTMENTS	40
MORE INFORMATION ABOUT RISKS	41
Risk Information Common to the Funds	41
More Information About Principal Risks	42
GLOBAL ASSET ALLOCATION	58
MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES	58
INVESTMENT ADVISER AND SUB-ADVISERS	59
Information About Voluntary Fee Waivers	61
Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries	61
Sub-Advisers and Portfolio Managers	62
Related Account Performance	64
Legal Proceedings	67
PURCHASING, EXCHANGING AND SELLING FUND SHARES	67
HOW TO PURCHASE FUND SHARES	68
Pricing of Fund Shares	69
Frequent Purchases and Redemptions of Fund Shares	71
Foreign Investors	72
Customer Identification and Verification and Anti-Money Laundering Program	72
HOW TO EXCHANGE YOUR FUND SHARES	73
HOW TO SELL YOUR FUND SHARES	73
Receiving Your Money	74
Redemptions in Kind	74
Suspension of Your Right to Sell Your Shares	74
Redemption Fee	74
Telephone Transactions	75
DISTRIBUTION OF FUND SHARES	75
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	75
DIVIDENDS, DISTRIBUTIONS AND TAXES	75
Dividends and Distributions	75
Taxes	76
FINANCIAL HIGHLIGHTS	79
HOW TO OBTAIN MORE INFORMATION ABOUT SEI INSTITUTIONAL MANAGED TRUST	Back Cover

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MULTI-ASSET ACCUMULATION FUND

Fund Summary

Investment Goal

Total return, including capital appreciation and income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.75%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund	0.75%
Management Fees of the Subsidiary	None
Total Management Fees		0.75%
Distribution (12b-1) Fees		None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund	0.32%
Other Expenses of the Subsidiary	0.00%
Total Other Expenses		0.32%
Acquired Fund Fees and Expenses (AFFE)		0.03%
Total Annual Fund Operating Expenses		1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Accumulation Fund — Class Y Shares	$112	$350	$606	$1,340

1

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PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return over time by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations of risk and return. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance risk across all capital market exposures, which may result in asset classes with lower perceived risk having a greater notional allocation within the Fund's portfolio than asset classes with higher perceived risk. Notional allocation refers to the Fund's use of one or more derivative contracts to attempt to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, currency or commodity (or a basket or index)). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts. In addition, the Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of volatility with the goal of managing the Fund's volatility. This may result in the Fund increasing capital market exposures during periods of perceived falling risk and decreasing capital market exposures during periods of perceived rising risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of either supranational entities issued or guaranteed by certain banks and entities organized

2

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to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) to obtain the Fund's desired exposure to an asset class. The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts, forward contracts, options and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps may be used to obtain exposure to different U.S. and foreign equity markets. Futures and swaps on futures may be used to gain exposure to U.S. and foreign sovereign bond markets, equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and

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short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or

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commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American depositary receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

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Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that: (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a

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premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the 1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the

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prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of an investment in the Class Y Shares of the Fund by comparing the Fund's Class A Shares' performance from year to year for the past calendar year and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of

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market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares will be substantially similar to those of Class A Shares, shown here, and will differ only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 4.65% (03/31/13)

Worst Quarter: -8.42% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 10.17%

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index and the Fund's 60/40 Blended Benchmark, which consists of the MSCI World Index (Net) (Hedged) (USD) (60%) and the Barclays Global Aggregate Index, Hedged (USD) (40%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Accumulation Fund — Class A	1 Year	Since Inception (4/9/2012)*
Return Before Taxes	1.20%	4.73%
Return After Taxes on Distributions	0.25%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	1.09%	3.35%
MSCI World Index (Net) (Hedged) (USD) Index (reflects no deduction for fees, expenses or taxes)	28.69%	20.34%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	16.41%	12.87%

* Index returns are shown from April 30, 2012.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AQR Capital Management, LLC	Michael A. Mendelson, M.B.A. S.M. Brian K. Hurst Yao Hua Ooi	Since 2012 Since 2012 Since 2012	Principal Principal Principal
PanAgora Asset Management Inc	Edward Qian, Ph.D., CFA Bryan Belton, CFA	Since 2012 Since 2012	Chief Investment Officer and Head of Research, Multi Asset Strategies Director, Multi Asset Strategies

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 40 of this prospectus.

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MULTI-ASSET INCOME FUND

Fund Summary

Investment Goal

The Fund seeks total return with an emphasis on current income.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.50%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.60%
Distribution (12b-1) Fees	None
Other Expenses
Interest Expense on Reverse Repurchase Agreements	0.18%
Remainder of Other Expenses	0.32%
Total Other Expenses	0.50%
Total Annual Fund Operating Expenses	1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Income Fund — Class Y Shares	$112	$350	$606	$1,340

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 89% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate total return with an emphasis on income by selecting investments from among a broad range of asset classes based upon SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations (CDOs and CLOs, respectively), corporate and municipal bonds and debentures, structured notes, construction loans, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership units (MLPs) and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (1940 Act). Such investment may include open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs) (including leveraged and inverse ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

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The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

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Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The portfolio may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

CDOs and CLOs Risk — CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Fund invests. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are described below. When the Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American depositary receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and

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swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) (Including Inverse Leveraged ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent the Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Leveraged Inverse ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to theoretically unlimited losses.

Exchange-Traded Notes (ETNs) Risks — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be

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heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Master Limited Partnership (MLP) Risk — Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships (QPTPs), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in "Taxes" below

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of the October 14, 2014, the Class Y Shares of the Fund has not commenced operations.

The bar chart and the performance table below provide some indication of the risks of an investment in the Class Y Shares of the Fund by comparing the Fund's Class A Shares' performance from year to year for the past calendar year and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares will be substantially

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similar to those of Class A Shares, shown here, and will differ only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.70% (03/31/13)

Worst Quarter: -0.92% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 4.10%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index and the Fund's 45/40/15 Blended Benchmark, which consists of the Barclays U.S. Aggregate Bond Index (45%), the BofA Merrill Lynch U.S. High Yield Constrained Index (40%) and the S&P 500 Index (15%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based indices.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Income Fund — Class A	1 Year	Since Inception (4/9/2012)*
Return Before Taxes	6.21%	9.43%
Return After Taxes on Distributions	3.39%	6.89%
Return After Taxes on Distributions and Sale of Fund Shares	3.57%	6.18%
Barclays U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	-2.02%	0.41%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	6.43%	7.09%

* Index returns are shown from April 30, 2012.

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Management

Investment Adviser. SEI Investments Management Corporation

Portfolio Manager	Experience with Fund	Title with Adviser
Robert Specht, CFA	Since 2014	Investment Strategist, Portfolio Strategy Group

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Guggenheim Partners Investment Management, LLC	Scott Minerd Anne Walsh, CFA James W. Michal Steven H. Brown	Since 2012 Since 2012 Since 2014 Since 2014	Global Chief Investment Officer Assistant Chief Investment Officer — Fixed Income Managing Director and Portfolio Manager Director and Portfolio Manager
SSgA Funds Management, Inc.	Karl Schneider, CAIA John Tucker, CFA	Since 2014 Since 2014	Vice President, Senior Portfolio Manager Senior Managing Director and Co-Head of Passive Equity Strategies in North America

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 40 of this prospectus.

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MULTI-ASSET INFLATION MANAGED FUND

Fund Summary

Investment Goal

Total return exceeding the rate of inflation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	0.75%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees (of the Fund and Subsidiary)
Management Fees of the Fund			0.55%
Management Fees of the Subsidiary			None
Total Management Fees			0.55%
Distribution (12b-1) Fees			None
Other Expenses (of the Fund and Subsidiary)
Other Expenses of the Fund
Interest Expense on Reverse Repurchase Agreements	0.03%
Remainder of Other Expenses	0.32%
Total Other Expenses of the Fund		0.35%
Other Expenses of the Subsidiary		0.00%
Total Other Expenses			0.35%
Total Annual Fund Operating Expenses			0.90%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain

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the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Inflation Managed Fund — Class Y Shares	$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 61% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will seek to generate "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions) by selecting investments from among a broad range of asset classes, including fixed income and equity securities and commodity investments. The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC's) or the sub-advisers' (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and U.S. and non-U.S. real estate companies.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes, obligations of foreign governments, U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better) and securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations

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issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities, and municipal bonds and debentures. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions. The Fund may also enter into repurchase or reverse repurchase agreements with respect to its investment in the fixed income securities listed above and may use the cash received to enter into a short position on U.S. Treasury bonds.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (Subsidiary). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Interest rate futures contracts are primarily used to hedge interest rate risk in the Fund's U.S. bond holdings. Commodity futures contracts are primarily used to obtain exposure to a diversified set of commodity markets. Interest rate swaps may further be used to manage the Fund's interest rate risk. Swaps on indices may be used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Options may be used to gain exposure to or hedge exposures in the equity and commodity markets. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for

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foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Commodity Investments and Derivatives Risk — Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in

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interest rates or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

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Foreign Issuer Risk — The risk that issuers in foreign countries face political and economic events unique to those countries. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Investment in the Subsidiary Risk — The Subsidiary is not registered under the Investment Company Act of 1940, as amended (1940 Act) and, unless otherwise noted in this prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

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Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Municipal Securities Risk — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities usually respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by the Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of the Fund's holdings. As a result, the Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of the Fund's securities.

Non-Diversified Risk — The Fund is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Fund may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to its investments in those securities.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direst ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real

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estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Short Sales Risk — A short sale involves the sale of a security that the Fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund that is potentially unlimited. Investing in short sales may also cause the Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the Fund's share price.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Tax Risk — The Fund may gain most of its exposure to the commodities markets through its investment in the Subsidiary, which invests in commodity investments and derivative instruments. To the extent the Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of an investment in the Class Y Shares of the Fund by comparing the Fund's Class A Shares' performance from year to year for the past calendar year and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been substantially similar to those of Class A Shares, shown here, and would have differed only to the extent

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that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 1.62% (09/30/13)

Worst Quarter: -6.08% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014, was 2.66%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index and the Fund's 70/20/10 Blended Benchmark, which consists of the Barclays 1-5 Year U.S. TIPS Total Return Index (70%), the Dow Jones UBS Commodity Index (20%) and the Russell 1000 Low Volatility Total Return Index (10%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Inflation Managed Fund — Class A	1 Year	Since Inception (4/9/2012)*
Return Before Taxes	-6.00%	-2.95%
Return After Taxes on Distributions	-6.00%	-3.07%
Return After Taxes on Distributions and Sale of Fund Shares	-3.40%	-2.27%
Barclays 1-5 Year U.S. TIPS Total Return Index Return (reflects no deduction for fees, expenses or taxes)	-1.96%	-0.73%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	-0.83%	-0.03%

* Index returns are shown from April 30, 2012.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Greg Wilensky, CFA	Since 2012	Portfolio Manager — Fixed Income
QS Investors, LLC	Robert Wang Russell Shtern	Since 2013 Since 2013	Head of Portfolio Management and Trading Equity Portfolio Management and Trading

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 40 of this prospectus.

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MULTI-ASSET CAPITAL STABILITY FUND

Fund Summary

Investment Goal

Manage risk of a loss while providing current income and an opportunity for capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class Y Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $10 million within any thirty (30) day period)	0.25%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class Y Shares
Management Fees	0.40%
Distribution (12b-1) Fees	None
Other Expenses	0.32%
Total Annual Fund Operating Expenses	0.72%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multi-Asset Capital Stability Fund — Class Y Shares	$74	$230	$401	$894

PORTFOLIO TURNOVER

The Fund will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 410% of the average value of its portfolio.

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Principal Investment Strategies

Under normal circumstances, the Fund will attempt to manage the risk of loss while still seeking to generate some growth by selecting investments from among a broad range of asset classes. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period. The Fund's investments are expected to include U.S. debt obligations and investment grade bonds, and, to a lesser extent, riskier asset classes as detailed below, such as equities and non-investment grade securities (also known as junk bonds). The asset classes used and the Fund's allocations among asset classes will be determined based on SEI Investments Management Corporation's (SIMC) or the sub-adviser's (each, a Sub-Adviser and collectively, the Sub-Advisers) views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance anticipated drawdown risk (peak-to-trough decline in asset value) across all capital market exposures in the Fund. This approach may result in asset classes with lower perceived drawdown risk, e.g. high-quality government bonds, having a greater notional allocation within the Fund's portfolio than they would otherwise receive in a non-risk parity approach. Notional allocation generally refers to the Fund's use of one or more derivative contracts to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, basket of securities or index). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts.

The Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of drawdown risk with the goal of managing the Fund's total drawdown risk. This may result in the Fund increasing capital market exposures during periods of perceived falling drawdown risk and decreasing capital market exposures during periods of perceived rising drawdown risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, and warrants, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes (ETNs), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks, as well as entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also

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include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities (TIPS) and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs) and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Futures contracts may be used to gain exposure to U.S. and foreign sovereign bond markets. Index futures and securities index swaps may be used to gain exposure to U.S. and foreign equity markets. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. Options may be used to gain exposure to or hedge risks in U.S. and foreign equity and fixed income markets. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures contracts, foreign currency forward contracts and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

Due to its investment strategy, the Fund may buy and sell securities frequently.

Principal Risks

While the Fund seeks to manage the risk of loss, this means only that the Fund seeks to limit the level of losses that may be incurred over a particular period of time. As such, the Fund may lose money, and the amount of losses could exceed SIMC's or the Sub-Adviser's expectations. The success of the Fund's investment strategy depends both on SIMC's selection of the Sub-Adviser(s) and allocation of assets to

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such Sub-Adviser(s). The Sub-Adviser(s) may be incorrect in assessing market trends or the value or growth capability of particular securities or asset classes. In addition, the methodology by which SIMC allocates the Fund's assets to the Sub-Adviser(s) may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Sub-Adviser(s) and any underlying funds in which it invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to achieve those investment strategies. The principal risks of using such investment strategies and making investments in such asset classes, securities and other investments are set forth below. Because an underlying fund's use of an investment strategy or investment in an asset class, security or other investment is subject to the same or similar risks as the Fund's use of such strategy or investment in such asset class, security or other investment, the term "the Fund" in the paragraphs below collectively refers to both the Fund and each underlying fund.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on cash flows generated by the assets backing the securities and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — With respect to bank loans, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation in the loan. The Fund may also have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as to perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Currency Risk — Due to its active positions in currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency hedged. In either event, the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in U.S. or abroad.

Depositary Receipts Risk — Depositary receipts, such as American depositary receipts (ADRs), are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social

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and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Derivatives Risk — The Fund's use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Leverage risk, liquidity risk and market risk are described below. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund's use of forward contracts and swap agreements is also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described above. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Notes (ETNs) Risk — The value of an ETN is subject to the credit risk of the issuer. There may not be an active trading market available for some ETNs. Additionally, trading of ETNs may be halted or delisted by the listing exchange.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security's value.

Fixed Income Market Risk — The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due, due to factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

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Income Risk — The possibility that the Fund's yield will decline due to falling interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will typically fluctuate in response to changes in "real" interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Company Risk — When the Fund invests in an investment company, including closed-end funds and ETFs, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. Further, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, the lack of liquidity in an ETF could result in its value being more volatile than that of the underlying portfolio securities. Closed-end investment companies issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. As a result, a closed-end fund's share price fluctuates based on what another investor is willing to pay rather than on the market value of the securities in the fund.

Leverage Risk — The Fund's use of derivatives may result in the Fund's total investment exposure substantially exceeding the value of its portfolio securities and the Fund's investment returns depending substantially on the performance of securities that the Fund may not directly own. The use of leverage can amplify the effects of market volatility on the Fund's share price and may also cause the Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The Fund's use of leverage may result in a heightened risk of investment loss.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

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Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment Risk — The risk that, with declining interest rates, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Private Placements Risk — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed above. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

Loss of money is a risk of investing in the Fund.

Performance Information

As of October 14, 2014, the Class Y Shares of the Fund had not commenced operations.

The bar chart and the performance table below provide some indication of the risks of an investment in the Class Y Shares of the Fund by comparing the Fund's Class A Shares' performance from year to year for the past calendar year and by showing how the Fund's Class A Shares' average annual returns for 1 year and since the Fund's Class A Shares' inception compared with those of a broad measure of market performance. The Fund's Class A Shares are offered in a separate prospectus. Because Class Y Shares are invested in the same portfolio of securities, returns for Class Y Shares would have been

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substantially similar to those of Class A Shares, shown here, and would have differed only to the extent that Class Y Shares have lower total annual fund operating expenses than Class A Shares. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 0.65% (12/31/13)

Worst Quarter: -2.08% (06/30/13)

The Fund's Class A total return (pre-tax) from January 1, 2014 to June 30, 2014 was 2.61%.

Average Annual Total Returns (for the periods ended December 31, 2013)

The Fund's Class Y Shares have not yet commenced operations, and therefore do not have performance history for a full calendar year. This table compares the Fund's Class A Shares' average annual total returns for the period ended December 31, 2013 to those of an appropriate broad based index and the Fund's 95/5 Blended Benchmark, which consists of the Barclays 1-3 Year U.S. Government/Credit Index (95%) and the S&P 500 Index (5%). The Fund's Blended Benchmark is designed to provide a useful comparison to the Fund's overall performance and more accurately reflects the Fund's investment strategy than the broad-based index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Multi-Asset Capital Stability Fund — Class A	1 Year	Since Inception (4/9/2012)*
Return Before Taxes	-0.65%	0.46%
Return After Taxes on Distributions	-0.71%	0.30%
Return After Taxes on Distributions and Sale of Fund Shares	-0.32%	0.33%
Barclays 1-3 Year U.S. Government/Credit Index Return (reflects no deduction for fees, expenses or taxes)	0.64%	0.80%
The Fund's Blended Benchmark Return (reflects no deduction for fees, expenses or taxes)	2.06%	1.75%

* Index returns are shown from April 30, 2012.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Adviser.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein, L.P.	Michael DePalma Eugene Shen Leon Zhu, CFA	Since 2012 Since 2012 Since 2012	Chief Investment Officer — Quantitative Investment Strategies Portfolio Manager — Quantitative Investment Strategies Senior Quantitative Research Analyst

For important information about the Purchase and Sale of Fund Shares, Tax Information and Payments to Broker-Dealers and Other Financial Intermediaries, please turn to page 40 of this prospectus.

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Purchase and Sale of Fund Shares

The minimum initial investment for Class Y Shares is $100,000 with minimum subsequent investments of $1,000. Such minimums may be waived at the discretion of SIMC. Notwithstanding the foregoing, a higher minimum investment amount may be required for certain types of investors to be eligible to invest in Class Y shares, as set forth in "Purchasing, Exchanging and Selling Fund Shares" on page 67. You may purchase and redeem shares of a Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your authorized financial institution or intermediary directly. Authorized financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Funds' transfer agent (the Transfer Agent) or the Funds' authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Funds generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of the Funds' shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

MORE INFORMATION ABOUT INVESTMENTS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. Each Fund's assets are managed under the direction of SIMC and one or more Sub-Advisers who manage portions of the Fund's assets in a way that they believe will help the Fund achieve its goals. SIMC acts as "manager of managers" for the Funds pursuant to an exemptive order obtained from the SEC and attempts to ensure that the Sub-Advisers comply with the Funds' investment policies and guidelines. SIMC also recommends the appointment of additional or replacement sub-advisers to the Funds' Board of Trustees. The exemptive order permits SIMC, with the approval of the Board, to retain unaffiliated sub-advisers for the Funds without submitting the sub-advisory agreements to a vote of the applicable Funds' shareholders. Among other things, the exemptive order permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. In addition, to a limited extent, SIMC may also directly manage a portion of the Funds' assets in a manner that it believes will help the Funds achieve their investment goals.

The investments and strategies described in this prospectus are those that SIMC and the Sub-Advisers use under normal conditions. For temporary defensive or liquidity purposes during unusual economic or market conditions, each Fund may invest up to 100% of its assets in cash, money market instruments,

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repurchase agreements and other short-term obligations that would not ordinarily be consistent with the Fund's objectives. Each Fund may also invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (SAI). Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income.

The Funds' investment goals are not fundamental and, therefore, may be changed by the Funds' Board of Trustees without shareholder approval.

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in its own Subsidiary for the purpose of providing the Fund with exposure to the investment returns of global commodities markets within the limitations of the federal tax requirements that apply to the Fund. For more information about applicable federal tax requirements, please see the "Taxes" section below. Each Subsidiary may invest in commodities, commodity-linked derivative instruments, including swap agreements, commodity options, futures and options on futures, equity securities, fixed income securities, foreign securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for a Subsidiary's derivative positions. To the extent that either of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in a Subsidiary, it will be subject to the risks associated with such Subsidiary's investments, which are discussed elsewhere in this prospectus.

To the extent a Subsidiary invests in commodity-linked derivative instruments, such Subsidiary will comply with the same asset coverage requirements that are applicable to either the Multi-Asset Accumulation Fund's or the Multi-Asset Inflation Managed Fund's transactions in such derivatives under the 1940 Act, as applicable. With respect to its investments, a Subsidiary will generally be subject to the same investment restrictions and limitations and generally follow the same compliance policies as the applicable Fund; however, a Subsidiary (unlike the applicable Fund) may invest a significant amount in commodity-linked swap agreements and other commodity-linked derivative instruments.

MORE INFORMATION ABOUT RISKS

Risk Information Common to the Funds

Investing in the Funds involves risk, and there is no guarantee that a Fund will achieve its goal. SIMC and the Sub-Advisers make judgments about the securities markets, the economy and companies, but these judgments may not anticipate actual market movements or the impact of economic conditions on company performance. In fact, no matter how good a job SIMC and the Sub-Advisers do, you could lose money on your investment in a Fund, just as you could with other investments. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which those securities trade. The effect on a Fund's share price of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

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More Information About Principal Risks

The following descriptions provide additional information about some of the risks of investing in the Funds:

Asset-Backed Securities — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Funds will be unable to possess and sell the underlying collateral and that the Funds' recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Funds may suffer a loss if they cannot sell collateral quickly and receive the amount they are owed.

Bank Loans — Bank loans are fixed and floating rate loans arranged through private negotiations between a company or a non-U.S. government and one or more financial institutions (lenders). In connection with purchasing participations, the Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Funds may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Funds will assume the credit risk of both the borrower and the lender that is selling the participation. When the Funds purchase assignments from lenders, the Funds will acquire direct rights against the borrower on the loan. The Funds may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Funds' ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, but there is no guarantee that an investment in these securities will result in a high rate of return.

Below Investment Grade Fixed Income Securities (Junk Bonds) — Below investment grade fixed income securities (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Junk bonds involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of junk bonds may be more susceptible than other issuers to economic downturns. Junk bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. The volatility of junk bonds, particularly those issued by foreign governments, is even greater since the prospect for repayment of principal and interest of many of these securities is speculative. Some may even be in default. As an incentive to invest in these risky securities, they tend to offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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CDOs and CLOs — CDOs and CLOs are types of asset-backed securities. CDOs and CLOs are securities backed by an underlying portfolio of debt and loan obligations, respectively. CDOs and CLOs issue classes or "tranches" that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CDO and CLO securities as a class. The risks of investing in CDOs and CLOs depend largely on the tranche invested in and the type of the underlying debts and loans in the tranche of the CDO or CLO, respectively, in which the Funds invest. CDOs and CLOs also carry risks including, but not limited to, interest rate risk and credit risk, which are discussed below. When a Fund invests in CDOs or CLOs, in addition to directly bearing the expenses associated with its own operations, it may bear a pro rata portion of the CDO's or CLO's expenses.

Commodity Investments and Derivatives — Exposure to commodities markets may subject the Funds to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in a Fund's holdings. The commodities markets may fluctuate widely based on a variety of factors. Movements in commodity investment prices are outside of a Fund's control and may not be anticipated by Fund management. Price movements may be influenced by, among other things: governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; changing market and economic conditions; market liquidity; weather and climate conditions, including droughts and floods; livestock disease; changing supply and demand relationships and levels of domestic production and imported commodities; changes in storage costs; the availability of local, intrastate and interstate transportation systems; energy conservation; the success of exploration projects; changes in international balances of payments and trade; domestic and foreign rates of inflation; currency devaluations and revaluations; domestic and foreign political and economic events; domestic and foreign interest rates and/or investor expectations concerning interest rates; foreign currency/exchange rates; domestic and foreign governmental regulation and taxation; war, acts of terrorism and other political upheaval and conflicts; governmental expropriation; investment and trading activities of mutual funds, hedge funds and commodities funds; changes in philosophies and emotions of market participants. The frequency and magnitude of such changes cannot be predicted.

The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions. Certain commodities or natural resources may be produced in a limited number of countries and may be controlled by a small number of producers or groups of producers. As a result, political, economic and supply related events in such countries could have a disproportionate impact on the prices of such commodities. A sustained decline in demand for such commodities could also adversely affect the financial performance of commodity-related companies. Factors that could lead to a decline in demand include economic recession or other adverse economic conditions, higher taxes on commodities or increased governmental regulations, increases in fuel economy, consumer shifts to the use of alternative commodities or fuel sources, changes in commodity prices, or weather.

The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions. U.S. futures exchanges and some foreign exchanges limit the amount of fluctuation in futures contract prices which may occur in a single business day. If the limit price has been reached in a particular contract, no trades may be made beyond the limit price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

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The value of a commodity-linked derivative investment typically is based upon the price movements of a commodity, a commodity futures contract or commodity index, or some other readily measurable economic variable. Commodity-linked derivatives provide exposure to the investment returns of commodities that trade in the commodities markets without investing directly in physical commodities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

Commodity-linked derivatives also may be subject to credit and interest rate risks that in general affect the values of fixed-income securities. Therefore, at maturity, a Fund may receive more or less principal than it originally invested. A Fund might receive interest payments that are more or less than the stated coupon interest payments. Certain types of commodity-linked derivatives (such as total return swaps and commodity-linked notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

In connection with a Fund's direct and indirect investments in commodity-linked derivatives, the Fund will attempt to manage its counterparty exposure so as to limit its exposure to any one counterparty. However, due to the limited number of entities that may serve as counterparties (and which a Fund believes are creditworthy) at any one time the Fund may enter into swap agreements with a limited number of counterparties and may invest in commodity-linked notes issued by a limited number of issuers that will act as counterparties, which may increase the Fund's exposure to counterparty credit risk. There can be no assurance that a Fund will be able to limit exposure to any one counterparty at all times.

A Fund's investments in commodity-linked notes involve substantial risks, including the risk of loss of a significant portion of their principal value. In addition to commodity risk and general derivatives risk, they may be subject to additional special risks, such as risk of loss of interest and principal, lack of secondary market and risk of greater volatility. If payment of interest on a commodity-linked note or the amount of principal to be repaid on maturity is linked to the value of a particular commodity, commodity index or other economic variable, a Fund might not receive all (or a portion) of the interest or principal due on its investment if there is a loss of value of the underlying investment. At any time, the risk of loss associated with a particular note in a Fund's portfolio may be significantly higher than the value of the note.

A liquid secondary market may not exist for the commodity-linked notes that a Fund buys, which may make it difficult for the Fund to sell them at an acceptable price or to accurately value them. Commodity-linked notes are also subject to the counterparty credit risk of the issuer. That is, at maturity of a commodity-linked note, there is a risk that the issuer may be unable to perform its obligations under the terms of the commodity-linked note. Issuers of commodity-linked notes are typically large money center banks, broker-dealers, other financial institutions and large corporations. If the issuer becomes bankrupt or otherwise fails to pay, a Fund could lose money. The value of the commodity-linked notes a Fund buys may fluctuate significantly because the values of the underlying

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investments to which they are linked are themselves extremely volatile. Additionally, the particular terms of a commodity-linked note may create economic leverage by requiring payment by the issuer of an amount that is a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. This would have the effect of increasing the volatility of the value of these commodity-linked notes as they may increase or decrease in value more quickly than the underlying commodity, commodity index or other economic variable. Therefore, at the maturity of the note, a Fund may receive more or less principal than it originally invested and may receive interest payments on the note that are more or less than the stated coupon interest payments.

Convertible Securities and Preferred Stocks — Convertible securities are bonds, debentures, notes, preferred stock or other securities that may be converted into or exercised for a prescribed amount of common stock at a specified time and price. Convertible securities provide an opportunity for equity participation, with the potential for a higher dividend or interest yield and lower price volatility compared to common stock. Convertible securities typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity because of the conversion feature. The value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature. Convertible securities may also be rated below investment grade (junk bonds) or are not rated and are subject to credit risk and prepayment risk, which are discussed below.

Preferred stocks are nonvoting equity securities that pay a stated fixed or variable rate dividend. Due to their fixed income features, preferred stocks provide higher income potential than issuers' common stocks, but are typically more sensitive to interest rate changes than an underlying common stock. Preferred stocks are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund's investment. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock may also be subject to prepayment risk, which is discussed below.

Corporate Fixed Income Securities — Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers' sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit — Credit risk is the risk that a decline in the credit quality of an investment could cause the Funds to lose money. The Funds could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are more volatile than investment grade securities. Below investment grade securities involve greater risk of price declines than investment grade securities due to actual or perceived changes in an issuer's creditworthiness. In addition, issuers of below investment grade securities may

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be more susceptible than other issuers to economic downturns. Such securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit-Linked Notes — Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event. A Fund's investments in credit-linked notes are indirectly subject to the risks associated with derivative instruments, which are described below, and may be illiquid.

Currency — Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities or other investments. Currency exchange rates may fluctuate in response to factors extrinsic to that country's economy, which makes the forecasting of currency market movements extremely difficult. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. These can result in losses to the Funds if they are unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges they have entered into to be rendered useless, resulting in full currency exposure, as well as incurring transaction costs. Passive investment in currencies may, to a lesser extent, also subject the Funds to these same risks. The value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if those Funds invested only in equity securities.

Depositary Receipts — American Depositary Receipts (ADRs) are dollar-denominated depositary receipts typically issued by a U.S. financial institution that evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. Global Depositary Receipts (GDRs) are similar to ADRs but represent shares of foreign-based corporations generally issued by international banks in one or more markets around the world. ADRs and GDRs are subject to the risks associated with investing directly in foreign securities, which are described below. In addition, investments in ADRs and GDRs may be less liquid than the underlying shares in their primary trading markets and GDRs, many of which represent shares issued by companies in emerging markets,

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may be more volatile. Depositary receipts may be sponsored or unsponsored. Holders of unsponsored depositary receipts generally bear all the costs associated with establishing unsponsored depositary receipts. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Derivatives — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, options, forward contracts, credit-linked notes and swaps. The primary risk of derivative instruments is that changes in the market value of securities held by the Funds and of the derivative instruments relating to those securities may not be proportionate. There may not be a liquid market for the Funds to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to the Funds will cause the value of your investment in the Funds to decrease. The Funds' use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Funds. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the Funds to realize higher amounts of short-term capital gain. These risks could cause the Funds to lose more than the principal amount invested.

Duration — Longer-term securities in which a portfolio may invest are more volatile. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Equity Market — Because certain Funds will significantly invest in equity securities, those Funds are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Funds' securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Funds.

Exchange-Traded Products (ETPs) — The risks of owning interests of an ETP, such as an exchange-traded fund (ETF), exchange-traded note (ETN) or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By

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investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs are investment companies whose shares are bought and sold on a securities exchange. ETFs invest in a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. Such ETF expenses may make owning shares of the ETF more costly than owning the underlying securities directly. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leverage risk, described below. Leveraged Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that a Fund invests in Leveraged Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises. Leveraged and Inverse Leveraged ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile and can potentially expose the Fund to theoretically unlimited losses.

Generally, ETNs are structured as senior, unsecured notes in which an issuer, such as a bank, agrees to pay a return based on the target commodity index less any fees. ETNs allow individual investors to have access to derivatives linked to commodities and assets such as oil, currencies and foreign stock indexes. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are traded on a major exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold an ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to principal amount, subject to the day's index factor. ETN returns are based upon the performance of a market index minus applicable fees. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political or geographic events that affect the referenced commodity. The value of an ETN may drop due to a downgrade in the issuer's credit rating, even if the underlying index remains unchanged. Investments in ETNs are subject to the risks facing income securities in general, including the risk that a counterparty will fail to make payments when due or default.

Extension — The Funds' investments in fixed income securities are subject to extension risk. Generally, rising interest rates tend to extend the duration of fixed income securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund may exhibit additional volatility.

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Fixed Income Market — The prices of a Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets — The Funds may invest in foreign issuers, including issuers located in emerging market countries. Investing in issuers located in foreign countries poses distinct risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Funds' investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are those countries that are: (i) characterized as developing or emerging by any of the World Bank, the United Nations, the International Finance Corporation, or the European Bank for Reconstruction and Development; (ii) included in an emerging markets index by a recognized index provider; or (iii) countries with similar developing or emerging characteristics as countries classified as emerging market countries pursuant to sub-paragraph (i) and (ii) above, in each case determined at the time of purchase. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Funds' investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Forward Contracts — A forward contract, or a "forward", involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for the Fund's account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its

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obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Forwards are also subject to credit risk, liquidity risk and leverage risk, each of which is further described elsewhere in this section.

Futures Contracts — Futures contracts, or "futures", provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Funds may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, the Funds may be unable to close out their futures contracts at a time that is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of SIMC and the Sub-Advisers to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Inflation Protected Securities — The Funds may invest in inflation protected securities, including TIPS, the value of which will generally fluctuate in response to changes in "real" interest rates. Real interest rates represent nominal interest rates reduced by the expected impact of inflation. The value of an inflation-protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation-protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation-protected security will be adjusted downwards, and, consequently, the interest payable on the security will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury in the case of TIPS. For securities that do not provide a similar guarantee, the adjusted principal value of the security to be repaid at maturity is subject to credit risk.

Interest Rate — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from

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the U.S. Treasury or by the agency's own resources. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly

Investment Company — Certain Funds may purchase shares of investment companies, such as open-end funds, ETFs and closed-end funds. When a Fund invests in an investment company, it will bear a pro rata portion of the investment company's expenses in addition to directly bearing the expenses associated with its own operations. Such expenses may make owning shares of an investment company more costly than owning the underlying securities directly. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance the Fund would achieve if it invested directly in the underlying investments of the investment company. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, certain closed-end funds are traded at market prices, which may vary from the net asset value of their underlying investments. In addition, a lack of liquidity in a closed-end fund could result in its value being more volatile than the underlying portfolio of securities. See also, "Exchange-Traded Products (ETPs)," above.

Investment Style — Investment style risk is the risk that a Fund's investment in certain securities in a particular market segment pursuant to its particular investment strategy may underperform other market segments or the market as a whole.

Investment in the Subsidiary — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may invest in its own Subsidiary. By investing in a Subsidiary, each Fund is indirectly exposed to the risks associated with such Subsidiary's investments. The commodity-related instruments held by a Subsidiary are generally similar to those that are permitted to be held by the applicable Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. A Subsidiary, however, is not registered under the 1940 Act and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. Thus, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds, as investors in their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. Each Fund, however, wholly owns and controls its respective Subsidiary, and the Funds and the Subsidiaries are managed by SIMC, making it unlikely that a Subsidiary will take action contrary to the interests of the applicable Fund. While a Subsidiary has its own board of directors that is responsible for overseeing the operations of such Subsidiary, the respective Fund's Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the respective Subsidiary, and the Fund's role as the sole shareholder of such Subsidiary. It is not currently expected that shares of any Subsidiary will be sold or offered to investors other than the respective Fund.

Changes in the laws of the United States and/or the Cayman Islands or governmental interpretation of such laws, under which the Funds and the Subsidiaries, respectively, are organized, could result in the inability of a Fund and/or its respective Subsidiary to operate as intended and could negatively affect the Funds and their shareholders. For example, Cayman Islands law does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands governmental authority taxes, Fund shareholders would likely suffer decreased investment returns.

Leverage — Certain Fund transactions, such as derivatives or reverse repurchase agreements, may give rise to a form of leverage. The use of leverage can amplify the effects of market volatility on the Funds'

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share price and make the Funds' returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds' portfolio securities. The use of leverage may also cause the Funds to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy their obligations.

Liquidity — Liquidity risk exists when particular investments are difficult to purchase or sell. The market for certain investments may become illiquid due to specific adverse changes in the condition of a particular issuer or under adverse market or economic conditions independent of the issuer. A Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Further, transactions in illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.

Market — Each Fund is subject to market risk, which is the risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole.

Master Limited Partnerships (MLPs) — Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit a Fund derives from investment in MLP units is largely dependent on the MLPs being treated as partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to a Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on a Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Internal Revenue Code of 1986, as amended, provides that a Fund is permitted to invest up to 25% of its assets in one or more QPTPs, which will include certain MLPs, and treat the income distributed by such Qualified Publicly Traded Partnerships as qualifying income for purposes of the regulated investment company annual qualifying income requirements described in "Taxes" below.

Mortgage-Backed Securities — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of the Funds' mortgage-backed securities and, therefore, to assess the volatility risk of the Funds.

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The privately issued mortgage-backed securities in which the Funds invest are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities and may bear a greater risk of nonpayment than securities that are backed by the U.S. Treasury. However, the timely payment of principal and interest normally is supported, at least partially, by various credit enhancements by banks and other financial institutions. There can be no assurance, however, that such credit enhancements will support full payment of the principal and interest on such obligations. In addition, changes in the credit quality of the entity that provides credit enhancement could cause losses to the Funds and affect their share prices.

Municipal Securities — Municipal securities, like other fixed income securities, rise and fall in value in response to economic and market factors, primarily changes in interest rates, and actual or perceived credit quality. Rising interest rates will generally cause municipal securities to decline in value. Longer-term securities respond more sharply to interest rate changes than do shorter-term securities. A municipal security will also lose value if, due to rating downgrades or other factors, there are concerns about the issuer's current or future ability to make principal or interest payments. State and local governments rely on taxes and, to some extent, revenues from private projects financed by municipal securities, to pay interest and principal on municipal debt. Poor statewide or local economic results or changing political sentiments may reduce tax revenues and increase the expenses of municipal issuers, making it more difficult for them to repay principal and to make interest payments on securities owned by a Fund. Actual or perceived erosion of the creditworthiness of municipal issuers may reduce the value of a Fund's holdings. As a result, a Fund will be more susceptible to factors which adversely affect issuers of municipal obligations than a mutual fund which does not have as great a concentration in municipal obligations. Any changes in the financial condition of municipal issuers also may adversely affect the value of a Fund's securities.

Non-Diversification — The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified, which means that they may invest in the securities of relatively few issuers. As a result, the Funds may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers and may experience increased volatility due to their investments in those securities.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

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Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the applicable Fund. A call option is "covered" if a Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

Portfolio Turnover — Due to their investment strategies, the Funds may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

Prepayment — The Funds' investments in fixed income securities are subject to prepayment risk. With declining interest rates, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in a Fund having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Fund.

Private Placements — Investment in privately placed securities may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.

Real Estate Industry — A Fund's investments in the securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds, lack of ability to access the creditor capital markets, overbuilding, extended vacancies of properties, defaults by borrowers or tenants (particularly during an economic downturn), increasing competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from clean-ups of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in market and sub-market values and the appeal of properties to tenants, and changes in interest rates. In addition to these risks, REITs and real estate operating companies (REOCs) are dependent on specialized management skills, and some REITs and REOCs may have investments in relatively few properties in a small geographic area or in a single type of property. These factors may increase the volatility of the Fund's investments in REITs or REOCs. Risk associated with investment in REITs is further discussed below.

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Reallocation — In addition to managing the Funds, SIMC constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Because a large portion of the assets in the Funds may be composed of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

REITs — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through a Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear similar expenses of underlying REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended (1940 Act).

Securities Lending — Each Fund may lend its securities to certain financial institutions in an attempt to earn additional income. The Funds may lend their portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund that lends its securities may pay lending fees to a party arranging the loan.

Short Sales — Short sales are transactions in which a Fund sells a security it does not own. To complete a short sale, the Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund, and the Fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security. Because a borrowed security could theoretically increase in price without limitation, the loss associated with short selling is potentially unlimited. In addition, until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. A Fund's investment strategy of reinvesting proceeds received from selling securities short may effectively create leverage, which can amplify the effects of market volatility on the Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate

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portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. Pursuant to its investment strategy, the Sub-Adviser(s) may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser(s).

Small and Medium Capitalization Issuers — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Swap Agreements — Swaps are agreements whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a "cap" or "floor," respectively).

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement.

The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net

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settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset it is attempting to replicate. Fully funded total return swaps have economic and risk characteristics similar to credit-linked notes, which are described above.

Tax — Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may gain most of its exposure to the commodities markets through its investment in its own Subsidiary, which invests directly in commodities, equity-linked securities and commodity-linked derivative instruments, including options, futures contracts, swaps, options on futures contracts and commodity-linked structured notes. In order for each Fund to qualify as a registered investment company (RIC) under the Internal Revenue Code of 1986, as amended, the Fund must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. To the extent each Fund invests in commodity-linked derivative instruments directly, the Fund will seek to restrict its income from such instruments that do not generate qualifying income to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income).

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service (IRS) concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be "qualifying income" for RIC qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income." If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the

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Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

U.S. Government Securities — Certain Funds invest in U.S. Government securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources. Therefore, such obligations are not backed by the full faith and credit of the U.S. Government.

GLOBAL ASSET ALLOCATION

Each Fund has its own distinct risk and reward characteristics, investment objective, policies and strategies. In addition to managing the Funds, SEI Investments Management Corporation (SIMC or the Adviser) constructs and maintains global asset allocation strategies (Strategies) for certain clients, and the Funds are designed in part to implement those Strategies. The degree to which an investor's portfolio is invested in the particular market segments and/or asset classes represented by these Funds varies, as does the investment risk/return potential represented by each Fund. Some Funds may have extremely volatile returns. Because of the historical lack of correlation among various asset classes, an investment in a portfolio of Funds representing a range of asset classes as part of a Strategy may reduce the Strategy's overall level of volatility.

In managing the Funds, SIMC focuses on four key principles: asset allocation, portfolio structure, the use of managers and continuous portfolio management. Asset allocation across appropriate asset classes (represented by some of the Funds) is the central theme of SIMC's investment philosophy. SIMC then oversees a network of managers who invest the assets of these Funds in distinct segments of the market or class represented by each Fund. These managers adhere to distinct investment disciplines, with the goal of providing greater consistency and predictability of results, as well as broader diversification across and within asset classes. SIMC constantly monitors and evaluates managers for these Funds to ensure that they do not deviate from their stated investment philosophy or process.

Within the Strategies, SIMC periodically adjusts the target allocations among the Funds to ensure that the appropriate mix of assets is in place. SIMC also may create new Strategies that reflect significant changes in allocation among the Funds. Since a large portion of the assets in the Funds may be comprised of investors in Strategies controlled or influenced by SIMC, this reallocation activity could result in significant purchase or redemption activity in the Funds. While reallocations are intended to benefit investors that invest in the Funds through the Strategies, they could in certain cases have a detrimental effect on Funds that are being materially reallocated, including by increasing portfolio turnover (and related transactions costs), disrupting portfolio management strategy, and causing a Fund to incur taxable gains. SIMC seeks to manage the impact to the Funds resulting from reallocations in the Strategies.

MORE INFORMATION ABOUT THE FUNDS' BENCHMARK INDICES

The following information describes the various indices referred to in the Performance Information sections of this prospectus, including those indices that compose the Funds' Blended Benchmark Indices.

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The Barclays Global Aggregate Index, Hedge (USD) is an unmanaged broad-based, market capitalization weighted index that is designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities, hedged against the U.S. dollar.

The Barclays 1-3 Year U.S. Government/Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities of between 1 and 3 years and are publicly issued.

The Barclays 1-5 Year U.S. TIPS Total Return Index represents an unmanaged market index composed of all U.S. Treasury inflation-linked indexed securities with maturities of 1 to 5 years.

The Barclays U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States — including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The BofA Merrill Lynch U.S. High Yield Constrained Index is an unmanaged, trader-priced portfolio constructed to mirror the public high yield debt market. The BofA Merrill Lynch U.S. High Yield Constrained Index is priced daily and revisions are effected monthly. The BofA Merrill Lynch U.S. High Yield Constrained Index reflects the reinvestment of dividends.

The Dow Jones UBS Commodity Index (DJ-UBSCI) is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The DJ-UBSCI is composed of commodities traded on U.S. exchanges, with the exception of aluminum, nickel and zinc, which trade on the London Metal Exchange. The DJ-UBSCI is calculated on an excess return basis.

The Morgan Stanley Capital International (MSCI) World Index (Net) (Hedged) (USD) captures large and mid cap representation across 23 Developed Markets (DM) countries, net of expenses and hedged against the U.S. dollar. With 1,610 constituents, the MSCI World Index covers approximately 85% of the free float-adjusted market capitalization in each country.

The Russell 1000 Low Volatility Total Return Index is designed to deliver exposure to low volatility by investing in large cap equity securities. Volatility is a measure of a security's variability in total returns based on its historic behavior. A low volatility index is considered to have a lower return variability than the overall market and can be used by investors to adjust volatility exposure in a portfolio.

The S&P 500 Index consists of 500 companies from a diverse range of industries. Contrary to a popular misconception, the S&P 500 Index is not a simple list of the largest 500 companies by market capitalization or by revenues. Rather, it is 500 of the most widely held U.S.-based common stocks, chosen by the S&P 500 Index's index committee for market size, liquidity and sector representation. "Leading companies in leading industries" is the guiding principal for S&P 500 inclusion. A small number of international companies that are widely traded in the U.S. are included, but the S&P 500 Index's index committee has announced that only U.S.-based companies will be added in the future.

INVESTMENT ADVISER AND SUB-ADVISERS

SIMC, in addition to the Sub-Advisers and portfolio managers listed below, acts as the adviser and portfolio manager for a portion of the Multi-Asset Income Fund's assets.

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MULTI-ASSET INCOME FUND:

SIMC serves as the investment adviser to the Multi-Asset Income Fund. Robert Specht, CFA is an Investment Strategist in the Portfolio Strategy Group. Since joining SEI in the beginning of 2011 Robert has been focused on the modeling and development of derivative overlay strategies. This includes the development of the covered call writing strategy that SSgA will implement in the Multi-Asset Income Fund. Prior to his employment at SEI, Robert served as President and Head Trader at Specht Investment Corp, a proprietary option trading firm that he founded in 2009. Robert began his career as an Option Trader with Group One Trading in 2004 on the floor of the American Stock Exchange. He has experience trading electronically on all major US option exchanges. Robert earned a BSBA in Finance (summa cum laude) from the University of Florida. He is a CFA Charterholder and a member of The CFA Society of Philadelphia.

Each Sub-Adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Sub-Advisers to ensure compliance with the Funds' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees supervises SIMC and the Sub-Advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC. SIMC pays the Sub-Advisers out of the investment advisory fees it receives (described below).

SIMC, a Securities and Exchange Commission (SEC) registered adviser, located at One Freedom Valley Drive, Oaks, Pennsylvania 19456, serves as the investment adviser to the Funds. SIMC continuously reviews, supervises and administers the Funds' investment program. As of June 30, 2014, SIMC had more than $145.14 billion in assets under management. For the fiscal year ended September 30, 2013, SIMC received investment advisory fees, as a percentage of each Fund's average daily net assets, at the following annual rates:

	Investment Advisory Fees	Investment Advisory Fees After Fee Waivers
Multi-Asset Accumulation Fund	0.75%	0.61%
Multi-Asset Income Fund	0.60%	0.60%
Multi-Asset Inflation Managed Fund	0.55%	0.43%
Multi-Asset Capital Stability Fund	0.40%	0.40%

A discussion regarding the basis for the Board of Trustees' approval of the Funds' investment advisory and sub-advisory agreements is available in the Funds' Semi-Annual Report, which covers the period from October 1, 2012 to March 31, 2013, and the Funds' Annual Report, which covers the period October 1, 2012 through September 30, 2013.

SIMC has registered with the National Futures Association as a "commodity pool operator" under the Commodities Exchange Act (CEA) with respect to the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds and with respect to certain other products not included in this prospectus. The Trust has claimed, on behalf of the Multi-Asset Income Fund and in reliance on relevant rules, regulations and no-action relief, an exclusion from the definition of the term "commodity pool operator" under the CEA. The Multi-Asset Accumulation Fund is therefore not subject to registration or regulation as a pool operator under the CEA.

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Information About Voluntary Fee Waivers

The Funds' total annual fund operating expenses of the Class Y Shares of the Funds for the current fiscal year are expected to differ from the amounts shown in the Annual Fund Operating Expenses tables in the Fund Summary sections because SIMC, the Funds' administrator and/or the Funds' distributor have voluntarily agreed to waive a portion of their fees in order to keep total direct annual Fund operating expenses (exclusive of interest from borrowings, brokerage commissions, trustee fees, taxes and extraordinary expenses not incurred in the ordinary course of the Funds' business) at the level specified in the table below. The voluntary waivers of SIMC, the Funds' administrator and/or the Funds' distributor are limited to the Funds' direct operating expenses and therefore will not apply to indirect expenses incurred by the Funds, such as acquired fund fees and expenses (AFFE). The Funds' adviser, the Funds' administrator and/or the Funds' distributor may discontinue all or part of these waivers at any time. With these fee waivers, the actual total annual fund operating expenses of the Class Y Shares of the Funds for the current recent fiscal year are expected to be as follows:

	Expected Total Annual Fund Operating Expenses (before voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after voluntary fee waivers)	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, if applicable)*	Expected Total Annual Fund Operating Expenses (after fee waivers, excluding AFFE, Short Sale Expenses and Reverse Repurchase Expenses and after commission recapture, if applicable)*
Multi-Asset Accumulation Fund	1.10%	0.95%	0.92%	0.92%
Multi-Asset Income Fund	1.10%	0.88%	0.88%	0.70%
Multi-Asset Inflation Managed Fund	0.90%	0.68%	0.68%	0.65%
Multi-Asset Capital Stability Fund	0.72%	0.52%	0.52%	0.52%

* AFFE reflects the estimated amount of fees and expenses that will be incurred indirectly by the Funds through their investments in other investment companies during the current fiscal year.

Management of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds' Subsidiaries

Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds invests in a Subsidiary. Each Subsidiary has entered into a separate advisory agreement with SIMC for the management of the Subsidiary's portfolio. The Subsidiaries do not pay a separate management fee to SIMC for these services. The services SIMC provides to each Subsidiary and the terms of the advisory agreement between SIMC and each Subsidiary are similar to those of the Fund and SIMC.

Similar to the Funds, each Subsidiary may use a multi-manager approach under the general supervision of SIMC whereby the Subsidiary allocates its assets among multiple sub-advisers with differing philosophies and investment strategies. Each sub-adviser makes investment decisions for the assets it manages and continuously reviews, supervises and administers its investment program. SIMC oversees the Subsidiaries' sub-advisers to ensure compliance with each Subsidiary's investment policies and guidelines, and monitors each sub-adviser's adherence to its investment style. Each Board of the

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Subsidiaries supervises SIMC and the sub-advisers; establishes policies that they must follow in their management activities; and oversees the hiring and termination of the sub-advisers recommended by SIMC.

SIMC pays each Subsidiary's sub-advisers out of the investment advisory fees it receives from the Funds. Each Subsidiary (or its respective Fund on behalf of the Subsidiary) has entered into contracts for the provision of custody, transfer agency, administrative and audit services with the same, or with affiliates of the same, service providers that provide those services to the Multi-Asset Accumulation and Multi-Asset Inflation Strategy Funds. The Funds bear the fees and expenses incurred in connection with such services.

Sub-Advisers and Portfolio Managers

MULTI-ASSET ACCUMULATION FUND:

AQR Capital Management, LLC: AQR Capital Management, LLC (AQR), located at 2 Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. Michael A. Mendelson, M.B.A., S.M., Brian K. Hurst and Yao Hua Ooi manage the portion of the Subsidiary's assets and the Multi-Asset Accumulation Fund's assets allocated to AQR. Michael A. Mendelson, Principal, joined AQR in 2005 and is portfolio manager of its risk parity strategies. Brian K. Hurst, Principal, joined AQR at its inception in 1998 and is a portfolio manager of its risk parity, managed futures and commodities strategies. Yao Hua Ooi, Principal, joined AQR in 2004 and focuses on research and portfolio management of macro-related strategies.

PanAgora Asset Management Inc: PanAgora Asset Management Inc (PanAgora), located at 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210, serves as a Sub-Adviser to the Multi-Asset Accumulation Fund and its respective Subsidiary. A team of investment professionals at PanAgora manages the portion of the Multi-Asset Accumulation Fund's assets allocated to PanAgora. Edward Qian, Ph.D., CFA, Chief Investment Officer and Head of Research — Multi Asset Strategies, is ultimately responsible for all portfolios managed using the Risk Parity Multi Asset Strategy. Dr. Qian joined PanAgora in 2005 joined the financial services industry in 1996. He earned a B.S. from Peking University, an M.S. from The Chinese Science Academy and a Ph.D. from Florida State University. Bryan Belton, CFA, Director — Multi Asset Strategies, joined PanAgora in 2005 and joined the financial services industry in 1997. Mr. Belton is responsible for fixed income and global macro research and implementation. He earned a B.A. from Boston College and an M.S. from Northeastern University.

MULTI-ASSET INCOME FUND:

Guggenheim Partners Investment Management, LLC: Guggenheim Partners Investment Management, LLC (GPIM), located at 100 Wilshire Boulevard, 5th Floor, Santa Monica, California 90401 and 330 Madison Avenue, New York, NY 10017, serves as a Sub-Adviser to the Multi-Asset Income Fund. A team of investment professionals manages the portion of the Multi-Asset Income Fund's assets allocated to GPIM. Scott Minerd, Global Chief Investment Officer, is ultimately responsible for the performance of the Multi-Asset Income Fund as well as risk management. Mr. Minerd joined the firm in 1998. Anne Walsh, CFA, Assistant Chief Investment Officer — Fixed Income, oversees the diversified fixed income portfolio management strategies of the firm and is head of the firm's Portfolio Construction Group. Prior to joining the firm in 2007, Ms. Walsh was Chief Investment Officer at Reinsurance Group of America, Inc. James Michal, Managing Director and Portfolio Manager, joined the firm in 2008. Steven Brown, Director and

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Portfolio Manager, joined the firm in 2010. Prior to joining Guggenheim, Mr. Brown held roles within treasury services and structured products at ABN AMRO and Bank of America in Chicago and London.

SSgA Funds Management, Inc.: SSgA Funds Management, Inc. (SSgA FM), located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as a Sub-Adviser to the Multi-Asset Income Fund. The professionals primarily responsible for the day-to-day management of the portion of the assets of the Multi-Asset Income Fund allocated to SSgA FM are Karl Schneider, CAIA and John Tucker, CFA. Mr. Schneider is a Vice President of SSgA FM and Head of US Equity Strategies for the Global Equity Beta Solutions (GEBS) team, where in addition to overseeing the management of the US equity index strategies, he also serves as a portfolio manager for a number of the group's passive equity portfolios. Previously within GEBS, Mr. Schneider served as a portfolio manager and product specialist for synthetic beta strategies, including commodities, buy/write, and hedge fund replication. Mr. Schneider joined State Street in 1996. Mr. Schneider holds a Bachelor of Science degree in Finance and Investments from Babson College and a Master of Science degree in Finance from Boston College. Mr. Schneider has earned the Chartered Alternative Investment Analyst designation and is a member of the CAIA Association. Mr. Tucker is a Senior Managing Director and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is a Senior Managing Director of State Street Global Advisors and Co-Head of Passive Equity Strategies in North America. Mr. Tucker is responsible for overseeing the management of all equity index strategies and Exchange Traded Funds managed in North America. Mr. Tucker is a member of the Senior Leadership Team. Previously, Mr. Tucker was head of the Structured Products group in SSgA's London office, where he was responsible for the management of all index strategies in our second largest investment center. Mr. Tucker received a Bachelor of Arts degree from Trinity College and a Master of Science in Finance from Boston College. Mr. Tucker has also earned the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society and the CFA Institute. In addition, Mr. Tucker is a member of The Russell Index Client Advisory Board and The S&P U.S. Index Advisory Panel. Mr. Tucker joined State Street in 1988.

MULTI-ASSET INFLATION MANAGED FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund and its respective Subsidiary. A team of investment professionals, led by Greg Wilensky, CFA, manages the portion of the Subsidiary's assets and the Multi-Asset Inflation Managed Fund's assets allocated to AllianceBernstein. Greg has been responsible for the firm's US Treasury Inflation-Protected Securities (TIPS) portfolios since 1999 and joined AllianceBernstein in 1996.

QS Investors, LLC: QS Investors, LLC (QS Investors), located at 880 Third Avenue, 7th Floor, New York, New York 10022, serves as a Sub-Adviser to the Multi-Asset Inflation Managed Fund and its respective Subsidiary. A team of investment professionals manages the portion of the Subsidiary's assets and the Multi-Asset Inflation Managed Fund's assets allocated to QS Investors. Robert Wang, Head of Portfolio Management and Trading, has been in his current role since 2010. He served in this same role from 1999 to 2010 in the Quantitative Strategies Group at Deutsche Asset Management. QS Investors was built out of Deutsche Asset Management's quantitative platform: on August 1, 2010, the Quantitative Strategies Group management team, with the support of Deutsche Asset Management, formed QS Investors. Russell Shtern, CFA, is responsible for Equity Portfolio Management and Trading. He has been in this role since 2010. He previously served in the same role in the Quantitative Strategies Group at Deutsche Asset Management from 2003 to 2010.

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INFLATION COMMODITY STRATEGY SUBSIDIARY LTD. — Cohen & Steers Capital Management, Inc.: Cohen & Steers Capital Management, Inc. (Cohen & Steers) located at 280 Park Avenue, 10th Floor, New York, New York 10017, serves as Sub-Adviser to MARR Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Real Return Fund organized under the laws of the Cayman Islands. Nick Koutsoftas, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 18 years of investment experience. Mr. Koutsoftas was previously senior vice president and co-portfolio manager at GE Asset Management, as head of the Active Commodities strategy since its 2006 inception. He joined GE Asset Management in 1999 and began his career at GE in 1995. Ben Ross, Senior Vice President, is co-portfolio manager of Cohen & Steers' active commodities portfolios. He has 19 years of investment experience. Prior to joining Cohen & Steers, Mr. Ross worked at GE Asset Management and was co-portfolio manager with Mr. Koutsoftas of the GE Active Commodities strategy since its inception in 2006. Earlier, Mr. Ross was a Senior Trader at GE Asset Management, leading the international equity trading desk. Before joining GE in 1996, he worked at State Street Bank & Trust. Messrs. Koutsoftas and Ross lead the Cohen & Steers Active Commodities investment team, overseeing the commodities research and investment efforts. They have full discretion for portfolio investment decisions and have a seven-year track record working together managing an active fundamental commodity futures strategy. The team joined the firm on April 8, 2013.

MULTI-ASSET CAPITAL STABILITY FUND:

AllianceBernstein L.P.: AllianceBernstein L.P. (AllianceBernstein), located at 1345 Avenue of the Americas, New York, New York 10105, serves as a Sub-Adviser to the Multi-Asset Capital Stability Fund. A team of investment professionals manages the portion of the Multi-Asset Capital Stability Fund's assets allocated to AllianceBernstein. Michael DePalma, Chief Investment Officer of Quantitative Investment Strategies, the firm's systematic multi-asset class investment effort, conducts full-time fixed income quantitative research, where he is responsible for developing expected return and risk models as well as portfolio construction tools. Mr. DePalma joined the firm in 1990 and has twenty-one years of industry experience. Eugene Shen, a Portfolio Manager of Quantitative Investment Strategies, currently manages option- and volatility-based strategies for the firm and joined the firm as a derivatives strategist in 2009. Prior to joining AllianceBernstein, Mr. Shen spent seven years at JD Capital Management, where he was a partner and portfolio manager. Leon Zhu CFA, a Senior Quantitative Research Analyst, joined the firm in 1995 and became a Senior Quantitative Research Analyst in 1997. Prior to joining AllianceBernstein, Mr. Zhu was a consultant for Princeton Consultants, Inc.

The Funds' SAI provides additional information about the portfolio managers' compensation, other accounts they manage, and their ownership, if any, of securities in the Fund.

RELATED ACCOUNT PERFORMANCE

Because of the nature of their investments, the Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds, and SIMC as the investment adviser to these Funds, are subject to regulation under the CEA. Because these Funds are regulated by the Commodity Futures Trading Commission (CFTC) and National Futures Association (NFA) as commodity pools, and by the SEC as registered investment companies, they are subject to each regulator's disclosure requirements. The CFTC recently adopted rules that are designed to harmonize certain CEA disclosure requirements with SEC disclosure requirements, including Rule 4.12(c)(3)(i) under the CEA that requires the pool operator of

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an offered pool that has less than three years of operating history to disclose the performance of all accounts and pools that are managed by the pool operator and that have investment objectives, policies and strategies substantially similar to those of the offered pool.

SIMC does not manage any pool that has investment objectives, policies and strategies that are substantially similar to either of the Multi-Asset Accumulation Fund or the Multi-Asset Capital Stability Fund. SIMC manages one pool that has investment objectives, policies and strategies that are substantially similar to the Multi-Asset Inflation Managed Fund: the Multi-Asset Real Return Fund (Related Fund), which is a series of SEI Institutional Investments Trust (SIIT). Because the total annual operating expenses of the Multi-Asset Inflation Managed Fund are expected to be higher than the total annual operating expenses of the Related Fund, if the expense structure of the Multi-Asset Inflation Managed Fund was imputed to the Related Fund, the performance results of the Related Fund would have been lower. In addition, SIMC and its affiliates may voluntarily waive a portion of their fees with respect to the Multi-Asset Inflation Managed Fund or the Related Fund, which could lead to differences in performance between them. In addition to such differences in fund fees and expenses, returns of shares of the Multi-Asset Inflation Managed Fund may be different from the returns of the Related Fund shares for a number of reasons, including, but not limited to, differences in the timing of purchases and sales, the timing of cash flows into the portfolios and deviations in portfolio execution.

The bar chart and the performance tables below provide some indication of the risks of investing in the Multi-Asset Inflation Managed Fund by showing the Related Fund's performance during the fiscal year ended May 31, 2014, the Related Fund's performance during the 2013 calendar year and by showing how the Related Fund's average annual returns for 1 year and since the Related Fund's inception (for the calendar year ended December 31, 2013), compare with those of a broad measure of market performance.

The past performance of the Related Fund is not necessarily an indication of how the Multi-Asset Inflation Managed Fund will perform in the future, does not guarantee similar results for the Multi-Asset Inflation Managed Fund and is not the Multi-Asset Inflation Managed Fund's own historical record. You should not rely on this performance data as an indication of future performance of SIMC or of the Multi-Asset Inflation Managed Fund. In addition, the performance information presented for the Related Fund is limited in that the Related Fund only commenced operations in July 2011. Because of the limited operating history of the Related Fund, the Related Fund's performance information may not be useful in that it may not provide a complete indication of how the Related Fund would perform over time or through a number of different market environments. Further, the Related Fund's official performance is only available as of May 31, 2014 (the Related Fund's fiscal year end) and is not current as of the date you are reviewing this prospectus. Consequently, the performance of the Related Fund may vary from that shown below.

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SIIT Multi-Asset Real Return Fund (for the period ended December 31, 2013)

Best Quarter: 2.87% (09/30/12)

Worst Quarter: -5.51% (06/30/13)

The Related Fund's total return from January 1, 2014 to June 30, 2014 was 3.09%.

As of May 31, 2014, the SIIT Multi-Asset Real Return Fund consisted of approximately $716 million in assets.

Average Annual Total Returns for the SIIT Multi-Asset Real Return Fund (for the calendar year ended December 31, 2013)

The table below compares the SIIT Multi-Asset Real Return Fund's average annual total returns to those of a broad-based index. The since inception return for the index in the table below is shown from July 31, 2011. The performance for the SIIT Multi-Asset Real Return Fund is shown net of fees and expenses and reflects the deduction of all management and brokerage fees and other expenses paid by the SIIT Multi-Asset Real Return Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation. After-tax returns shown are not relevant to investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The following is not the Multi-Asset Inflation Managed Fund's performance and is not indicative of the future performance of the Multi-Asset Inflation Managed Fund.

SIIT Multi-Asset Real Return Fund — Class A Shares	1 Year	Since Inception (7/29/2011)*
Return Before Taxes	-5.53%	-3.69%
Return After Taxes on Distributions	-5.53%	-3.76%
Return After Taxes on Distributions and Sale of Fund Shares	-3.13%	-2.78%
Barclays 1-5 Year U.S. TIPS Index Return (reflects no deduction for fees, expenses or taxes)	-1.96%	-0.08%

* Index returns are shown from July 31, 2011.

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Average Annual Total Returns for the SIIT Multi-Asset Real Return Fund (for the Related Fund fiscal year ended May 31, 2014)

SIIT Multi-Asset Real Return Fund:

AVERAGE ANNUAL TOTAL RETURN1

One Year Return
SIIT Multi-Asset Real Return Fund, Class A	1.20%
Barclays 1-5 Year U.S. TIPS Index	1.03%

1 For the Related Fund fiscal year ended May 31, 2014. Class A shares were offered beginning 7/29/11. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that period; absent fee waivers and reimbursements, performance would have been lower.

LEGAL PROCEEDINGS

A lawsuit entitled Steven Curd and Rebel Curd v. SEI Investments Management Corporation was initially filed against SIMC in the U.S. District Court for the Eastern District of Pennsylvania (the "Court") on December 11, 2013. On August 28, 2014, the Court granted SIMC's motion to dismiss the initial complaint in the lawsuit, but also granted plaintiffs leave to amend the complaint. On October 2, 2014, plaintiffs filed an amended complaint. In the amended complaint, SEI Investments Global Funds Services ("SGFS") was added as a defendant. The plaintiffs bring the case as a shareholder derivative action against SIMC and SGFS on behalf of certain SEI funds. The claims were based on Section 36(b) of the Investment Company Act of 1940, as amended, which allows shareholders of a mutual fund to sue the investment adviser of the fund or its affiliates for an alleged breach of fiduciary duty with respect to compensation received by the adviser or its affiliates. The plaintiffs bring the suit against SIMC and SGFS with respect to five specific SEI Funds: the International Equity Fund, which is a series of this SEI Institutional International Trust, the High Yield Bond, Tax-Managed Large Cap, and Tax-Managed Small/Mid Cap Funds, each of which is a series of the SEI Institutional Managed Trust, and the Intermediate Term Municipal Fund, which is a series of the SEI Tax Exempt Trust. The plaintiffs seek: (1) damages for the funds in the amount of the alleged "excessive" fees earned by SIMC and SGFS beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees; (2) orders declaring that SIMC and SGFS allegedly violated Section 36(b) and enjoining SIMC and SGFS from further alleged violations; and (3) rescission of SIMC's and SGFS's contracts with the funds, and restitution of all allegedly excessive fees paid beginning from the one year period prior to the filing of the lawsuit, plus interest, costs, and fees. SIMC continues to dispute the claims, and intends to continue to vigorously defend the matter.

PURCHASING, EXCHANGING AND SELLING FUND SHARES

This section tells you how to purchase, exchange and sell (sometimes called redeem) Class Y Shares of the Funds. Class Y Shares may only be purchased by:

•  bank trust departments or other financial firms, for the benefit of their clients, that have entered into an agreement with the Funds' Distributor permitting the purchase of Class Y shares;

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•  institutions, such as defined benefit plans, defined contribution plans, healthcare plans and board designated funds, insurance operating funds, foundations, endowments, public plans and Taft-Hartley plans, subject to a minimum initial investment of least $25,000,000 in Class Y shares of the SEI Funds;

•  clients that have entered into an investment advisory agreement with SIMC with respect to their assets invested in the Funds; and

•  other SEI mutual funds.

In the event that a shareholder no longer meets the eligibility requirements for investment in the Class Y Shares, the Fund may, in its discretion, elect to convert such shareholder's Class Y Shares into a Class of Shares of the same Fund for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder's Class Y Shares shall be convertible into shares of the Class having the lowest total annual operating expenses (disregarding fee waivers) for which such shareholder meets the eligibility requirements.

For information on how to open an account and set up procedures for placing transactions, call 1-800-DIAL-SEI.

HOW TO PURCHASE FUND SHARES

Fund shares may be purchased on any Business Day. Authorized financial institutions and intermediaries may purchase, sell or exchange Class Y Shares by placing orders with the Transfer Agent or the Funds' authorized agent. Institutions and intermediaries that use certain SEI proprietary systems may place orders electronically through those systems. Authorized financial institutions and intermediaries may also place orders by calling 1-800-858-7233. Generally, cash investments must be transmitted or delivered in federal funds to the Funds' wire agent by the close of business on the day after the order is placed. However, in certain circumstances the Funds, at their discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Funds' procedures and applicable law. The Funds reserve the right to refuse any purchase requests, particularly those that the Funds reasonably believe may not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or their operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (usually defined as four or more "round trips" in a Fund in any twelve-month period). For more information regarding the Funds' policies and procedures related to excessive trading, please see "Frequent Purchases and Redemptions of Fund Shares" below.

Each Fund calculates its net asset value per share (NAV) once each Business Day at the close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). For you to receive the current Business Day's NAV, generally a Fund (or an authorized agent) must receive your purchase order in proper form before 4:00 p.m. Eastern Time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

When you purchase, sell or exchange Fund shares through certain financial institutions, you may have to transmit your purchase, sale and exchange requests to these financial institutions at an earlier time for your transaction to become effective that day. This allows these financial institutions time to process your requests and transmit them to the Funds.

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Certain other intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase, redemption and exchange requests for Fund shares. These requests are executed at the NAV next determined after the intermediary receives the request if transmitted to the Funds in accordance with the Funds' procedures and applicable law. These authorized intermediaries are responsible for transmitting requests and delivering funds on a timely basis.

You will have to follow the procedures of your financial institution or intermediary for transacting with the Funds. You may be charged a fee for purchasing and/or redeeming Fund shares by your financial institution or intermediary.

Pricing of Fund Shares

NAV for one Fund share is the value of that share's portion of the net assets of the Fund. In calculating NAV, a Fund generally values its investment portfolio at market price. You may obtain the current NAV of a Fund by calling 1-800-DIAL-SEI.

When valuing portfolio securities, the Funds value securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (other than securities traded on NASDAQ) at the last quoted sale price on the primary exchange or market (foreign or domestic) on which the securities are traded or, if there is no such reported sale, at the most recent quoted bid price. The Funds value securities traded on NASDAQ at the NASDAQ Official Closing Price. If available, debt securities, swaps, bank loans or collateralized debt obligations, such as those held by the Funds, are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations or other methodologies designed to identify the market value for such securities. Redeemable securities issued by open-end investment companies are valued at the investment company's applicable NAV, with the exception of ETFs, which are priced as equity securities. The prices of foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. If a security's price cannot be obtained, as noted above, the Funds will value the securities using a bid price from at least one independent broker. If such prices are not readily available or cannot be valued using the methodologies described above, the Funds will value the security using the Funds' Fair Value Policies and Procedures (Fair Value Procedures), as described below.

Securities held by a Fund with remaining maturities of 60 days or less will be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. Further, the value of securities in a Fund can be expected to vary inversely with changes in prevailing interest rates.

Prices for most securities held by a Fund are provided daily by third-party independent pricing agents. SIMC or a Sub-Adviser, as applicable, reasonably believes that prices provided by independent pricing agents are reliable. However, there can be no assurance that such pricing service's prices will be reliable. SIMC or a Sub-Adviser, as applicable, will continuously monitor the reliability of prices obtained

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from any pricing service and shall promptly notify the Funds' administrator if it believes that a particular pricing service is no longer a reliable source of prices. The administrator, in turn, will notify the Fair Value Pricing Committee (the Committee) if it receives such notification from SIMC or a Sub-Adviser, as applicable, or if the administrator reasonably believes that a particular pricing service is no longer a reliable source for prices.

The Funds' Fair Value Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, approval may be obtained at the next regularly scheduled meeting of the Board of Trustees.

Securities for which market prices are not "readily available" or may be unreliable are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees. The Funds' Fair Value Procedures are implemented through the Committee designated by the Funds' Board of Trustees. The Committee is currently composed of two members of the Board of Trustees, as well as representatives from SIMC and its affiliates.

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: (i) the security's trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or (iv) the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Examples of factors the Committee may consider include: (i) the facts giving rise to the need to fair value; (ii) the last trade price; (iii) the performance of the market or the issuer's industry; (iv) the liquidity of the security; (v) the size of the holding in a Fund; or (vi) any other appropriate information.

The determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

The Funds use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by the Funds based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a "confidence interval," which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable "confidence interval" based upon the adjusted prices provided by the fair valuation vendor.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its NAV. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates NAV if an event that could materially affect the value of those securities (a Significant Event), including substantial fluctuations in domestic or foreign markets or occurrences not tied directly to the

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securities markets, such as natural disasters, armed conflicts or significant governmental actions, has occurred between the time of the security's last close and the time that the Fund calculates NAV. A Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the NAV of a Fund's shares may change on days when shareholders will not be able to purchase or redeem Fund shares.

A Significant Event may relate to a single issuer or to an entire market sector. If SIMC or a Sub-Adviser becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which Funds calculate NAV, it may request that a Committee meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates NAV. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies SIMC or a Sub-Adviser that such limits have been exceeded. In such event, SIMC or a Sub-Adviser makes the determination whether a Committee meeting should be called based on the information provided.

Frequent Purchases and Redemptions of Fund Shares

"Market timing" refers to a pattern of frequent purchases and sales of a Fund's shares, often with the intent of earning arbitrage profits. Market timing of the Funds could harm other shareholders in various ways, including by diluting the value of the shareholders' holdings, increasing Fund transaction costs, disrupting portfolio management strategy, causing a Fund to incur unwanted taxable gains and forcing a Fund to hold excess levels of cash.

The Funds are intended to be a long-term investment vehicles and are not designed for investors that engage in short-term trading activity (i.e., a purchase of Fund shares followed shortly thereafter by a redemption of such shares, or vice versa, in an effort to take advantage of short-term market movements). Accordingly, the Board of Trustees has adopted policies and procedures on behalf of the Funds to deter short-term trading. The Transfer Agent will monitor trades in an effort to detect short-term trading activities. If, as a result of this monitoring, a Fund determines, in its sole discretion, that a shareholder has engaged in excessive short-term trading, it will refuse to process future purchases or exchanges into the Fund from that shareholder's account.

A shareholder will be considered to be engaging in excessive short-term trading in a Fund in the following circumstances:

i.  if the shareholder conducts four or more "round trips" in a Fund in any twelve-month period. A round trip involves the purchase of shares of a Fund and the subsequent redemption of all or most of those shares. An exchange into and back out of a Fund in this manner is also considered a round trip.

ii.  if a Fund determines, in its sole discretion, that a shareholder's trading activity constitutes excessive short-term trading, regardless of whether such shareholder exceeds the foregoing round trip threshold.

The Funds, in their sole discretion, also reserve the right to reject any purchase request for any reason without notice.

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Judgments with respect to implementation of the Funds' policies are made uniformly and in good faith in a manner that the Funds believe is consistent with the best long-term interests of shareholders. When applying the Funds' policies, the Funds may consider (to the extent reasonably available) an investor's trading history in all SEI funds, as well as trading in accounts under common ownership, influence or control and any other information available to the Funds.

The Funds' monitoring techniques are intended to identify and deter short-term trading in the Funds. However, despite the existence of these monitoring techniques, it is possible that short-term trading may occur in the Funds without being identified. For example, certain investors seeking to engage in short-term trading may be adept at taking steps to hide their identity or activity from the Funds' monitoring techniques. Operational or technical limitations may also limit the Funds' ability to identify short-term trading activity.

The Funds and/or their service providers have entered into agreements with financial intermediaries that require them to provide the Funds and/or their service providers with certain shareholder transaction information to enable the Funds and/or their service providers to review the trading activity in the omnibus accounts maintained by financial intermediaries. The Funds may also delegate trade monitoring to the financial intermediaries. If excessive trading is identified in an omnibus account, the Funds will work with the financial intermediary to restrict trading by the shareholder and may request the financial intermediary to prohibit the shareholder from future purchases or exchanges into the Funds.

The Funds may be sold to participant-directed employee benefit plans. The Funds' ability to monitor or restrict trading activity by individual participants in a plan may be constrained by regulatory restrictions or plan policies. In such circumstances, the Funds will take such action, which may include taking no action, as deemed appropriate in light of all the facts and circumstances.

The Funds may amend these policies and procedures in response to changing regulatory requirements or to enhance the effectiveness of the program.

Foreign Investors

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

Customer Identification and Verification and Anti-Money Laundering Program

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accounts for the Funds are generally opened through other financial institutions or financial intermediaries. When you open your account through your financial institution or intermediary, you will have to provide your name, address, date of birth, identification number and other information that will allow the financial institution or intermediary to identify you. This information is subject to verification by the financial institution or intermediary to ensure the identity of all persons opening an account.

Your financial institution or intermediary is required by law to reject your new account application if the required identifying information is not provided. Your financial institution or intermediary may contact you in an attempt to collect any missing information required on the application, and your application may be rejected if they are unable to obtain this information. In certain instances, your financial institution or intermediary may be required to collect documents to establish and verify your identity.

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The Funds will accept investments and your order will be processed at the NAV next determined after receipt of your application in proper form (which includes receipt of all identifying information required on the application). The Funds, however, reserve the right to close and/or liquidate your account at the then-current day's price if the financial institution or intermediary through which you open your account is unable to verify your identity. As a result, you may be subject to a gain or loss on Fund shares as well as corresponding tax consequences.

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an Anti-Money Laundering Compliance Program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of a Fund or in cases when a Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if a Fund is required to withhold such proceeds.

HOW TO EXCHANGE YOUR FUND SHARES

You may exchange Class Y Shares of any Fund for Class Y Shares of any other fund of SEI Institutional Managed Trust on any Business Day by contacting the Funds directly by mail or telephone. For information about how to exchange Fund shares through your authorized financial institution or intermediary, you should contact your financial institution or intermediary directly. This exchange privilege may be changed or canceled at any time upon 60 days' notice. When you exchange shares, you are really selling your shares of one fund and buying shares of another fund. Therefore, your sale price and purchase price will be based on the NAV next calculated after the Funds receive your exchange request. All exchanges are based on the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. Each Fund reserves the right to refuse or limit any exchange order for any reason, including if the transaction is deemed not to be in the best interest of the Fund's other shareholders or possibly disruptive to the management of the Fund. When a purchase or exchange order is rejected, a Fund will send notice to the prospective investor or the prospective investor's financial intermediary.

HOW TO SELL YOUR FUND SHARES

Authorized financial institutions and intermediaries may sell Fund shares on behalf of their clients on any Business Day. For information about how to sell Fund shares through your financial institution or intermediary, you should contact your financial institution or intermediary directly. Your financial institution or intermediary may charge a fee for its services. The sale price of each share will be the next NAV determined after the Funds receive your request or after the Funds' authorized intermediary receives your request if transmitted to the Funds in accordance with the Funds' procedures and applicable law.

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Receiving Your Money

Normally, the Funds will make payment on your sale on the Business Day following the day on which they receive your request, but it may take up to seven days to make a payment. You may arrange for your proceeds to be wired to your bank account.

Redemptions in Kind

The Funds generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). Although it is highly unlikely that your shares would ever be redeemed in kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons. More information about such suspension can be found in the SAI.

Redemption Fee

Each Fund charges a redemption fee on a redemption or series of redemptions (including exchanges) from a single identifiable source (such as a particular investor or multiple accounts managed by the same discretionary investment manager) that in the aggregate exceeds a specified dollar threshold within any thirty (30) day period. The redemption fee applies to the entire amount of the redemption or series of redemptions that triggered the redemption fee and is not limited to redemption amounts in excess of such specified dollar threshold. The dollar threshold that triggers the redemption fee and the level of the redemption fee are set forth in the "Shareholder Fees" table for each Fund.

The purpose of the redemption fee is to offset the cost to a Fund arising from a large shareholder redeeming assets out of the Fund in a short period of time. Each Fund will seek to identify any investor or investment manager that may spread out trades that in the aggregate exceed the threshold over a number of days within the 30-day period. If a Fund identifies that an investor or investment manager is crossing the threshold after some redemptions have already been processed, the Fund will impose the redemption fee on subsequent redemption requests received within the 30-day period. An investment manager should be aware that seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period could result in some of its clients being charged the fee while others will not. It is the responsibility of the manager to ensure that it is trading in a way that will result in fair treatment to its clients. If a Fund becomes aware that an investor or investment manager is seeking to evade the fee by spreading out trades that exceed the threshold within a 30-day period, the Fund may take such action as it deems appropriate, including refusing future purchases from such investor or investment manager.

Redemption fees will not apply to redemptions related to routine periodic account rebalancing transactions. The redemption fee may also be waived by a Fund, in its sole discretion, if the Fund determines that the costs to the Fund of a large redemption can be mitigated. This may be the case, for example, if a Fund redeems the investor in kind or if the investor gives advance notice to the Fund

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and/or delays the implementation of the redemption in a manner that the Fund determines sufficiently mitigates the impact to the Fund.

Telephone Transactions

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. The Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions. If the Funds follow these procedures, the Funds will not be responsible for any losses or costs incurred by following telephone instructions that the Funds reasonably believe to be genuine.

DISTRIBUTION OF FUND SHARES

SEI Investments Distribution Co. (SIDCo.) is the distributor of the shares of the Funds.

The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors (Financial Advisors) who provide their clients with advice and services in connection with their investments in the Funds. Many Financial Advisors are also associated with broker-dealer firms. SIMC and its affiliates, at their expense, may pay compensation to these broker-dealers or other financial institutions for marketing, promotional or other services. These payments may be significant to these firms and may create an incentive for the firm or its associated Financial Advisors to recommend or offer shares of the Funds to its customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources. SIMC and its affiliates may also provide other products and services to Financial Advisors. For additional information, please see the Funds' SAI. You can also ask your Financial Advisor about any payments it receives from SIMC and its affiliates, as well as about fees it charges.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

Portfolio holdings information for the Funds can be obtained on the Internet at the following address: http://www.seic.com/holdings_home.asp (the Portfolio Holdings Website). Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Additional information regarding the information disclosed on the Portfolio Holdings website and the Funds' policies and procedures on the disclosure of portfolio holdings information is available in the SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Multi-Asset Accumulation, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds distribute their investment income annually, while the Multi-Asset Income Fund distributes its investment income at least once monthly. The Funds distribute their investment income as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.

You will receive dividends and distributions in cash unless otherwise stated.

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Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local income taxes. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

At least annually, the Funds will distribute substantially all of their net investment income and their net realized capital gains, if any. The dividends and distributions you receive from the Funds may be subject to federal, state and local taxation, depending upon your tax situation. If so, they are taxable whether or not you reinvest them. Income distributions, including net short-term capital gains, are generally taxable at ordinary income tax rates except to the extent they are designated as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income and certain holding period requirements and other requirements are satisfied by you and by the Funds. Distributions that the Funds receive from an ETF or underlying fund taxable as a regulated investment company or a REIT will be treated as qualified dividend income only to the extent so designated by such ETF, underlying fund or REIT. Qualified dividend income may include dividend income from certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have held your Fund shares. Long-term capital gains are taxable at the maximum rate of 20%. Once a year the Funds will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as "buying a dividend" and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Currently, any capital gain or loss realized upon a sale or exchange of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year. Capital gain or loss realized upon a sale or exchange of Fund shares held for one year or less is generally treated as short-term capital gain or loss, except that any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Fund shares.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on "net investment income," including interest, dividends and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of its shares, each

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Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. The requirement to only report the gross proceeds from the sale of a Fund's shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the nonrecovered portion will reduce the income received from the securities in a Fund.

The Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Funds may gain exposure to the commodities markets through their investment in their respective Subsidiaries, which invest in commodity investments and derivative instruments. To the extent a Fund invests in such instruments directly, it will seek to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) to comply with certain qualifying income tests necessary for the Fund to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended. The tax treatment of certain commodity-linked derivative instruments may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund's taxable income or gains and distributions.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the IRS concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be "qualifying income" for RIC qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary.

In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations that principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations

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will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income." If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

If you have a tax-advantaged retirement account, you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

The Funds' SAI contains more information about taxes.

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FINANCIAL HIGHLIGHTS

As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations. Accordingly, financial highlights are not available.

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Investment Adviser

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available without charge through the following:

Statement of Additional Information (SAI)

The SAI dated October 14, 2014, includes detailed information about the Funds and SEI Institutional Managed Trust. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports

These reports list the Funds' holdings and contain information from the Funds' managers about strategies and market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone: Call 1-800-DIAL-SEI
By Mail: Write to the Funds at:
One Freedom Valley Drive
Oaks, PA 19456

By Internet: The Trust makes available its SAI and Annual and Semi-Annual Reports, free of charge, on or through the Funds' Website at www.seic.com/funds. You can also obtain the SAI, Annual or Semi-Annual Report upon request by telephone or mail.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about SEI Institutional Managed Trust, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-551-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-1520. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

SEI Institutional Managed Trust's Investment Company Act registration number is 811-04878.

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL MANAGED TRUST

Class Y Shares

Large Cap Fund
Large Cap Value Fund
Large Cap Growth Fund
Tax-Managed Large Cap Fund
Small Cap Fund
Small Cap Value Fund
Small Cap Growth Fund
Tax-Managed Small/Mid Cap Fund
Mid-Cap Fund
U.S. Managed Volatility Fund
Global Managed Volatility Fund
Tax-Managed Managed Volatility Fund
Real Estate Fund
Enhanced Income Fund
Core Fixed Income Fund
U.S. Fixed Income Fund
High Yield Bond Fund
Real Return Fund
Multi-Strategy Alternative Fund

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

Acadian Asset Management LLC
AllianceBernstein L.P.
Analytic Investors, LLC
AQR Capital Management, LLC
Ares Management LLC
AJO, LP
Artisan Partners Limited Partnership
Benefit Street Partners L.L.C.
Brandywine Global Investment Management, LLC
Brigade Capital Management, LP
Brown Advisory LLC
CenterSquare Investment Management, Inc.
Delaware Investments Fund Advisers, a series of
  Delaware Management Business Trust
Fiduciary Management Associates, LLC
INTECH Investment Management LLC
Integrity Asset Management, LLC
Jackson Square Partners, LLC
Janus Capital Management LLC
Jennison Associates LLC
J.P. Morgan Investment Management Inc.
Lazard Asset Management LLC
Lee Munder Capital Group, LLC
LSV Asset Management
Martingale Asset Management LP
Metropolitan West Asset Management LLC
Montibus Capital Management LLC
Parametric Portfolio Associates LLC
Quantitative Management Associates LLC
Robeco Investment Management, Inc.
Security Capital Research & Management
  Incorporated
Waddell & Reed Investment Management Co
Wellington Management Company, LLP
Wells Capital Management Incorporated
Western Asset Management Company
Western Asset Management Company Limited
William Blair & Company L.L.C.

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's Class Y Shares prospectus (the "Prospectus"), dated October 14, 2014. The Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

October 14, 2014

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-17
Alternative Strategies	S-17
American Depositary Receipts	S-19
Asset-Backed Securities	S-20
Commercial Paper	S-21
Commodity Investments	S-21
Construction Loans	S-21
Credit Linked Notes	S-22
Demand Instruments	S-22
Distressed Securities	S-22
Dollar Rolls	S-23
Equity-Linked Warrants	S-23
Equity Securities	S-23
Eurobonds	S-24
Exchange Traded Notes	S-25
Fixed Income Securities	S-26
Foreign Securities	S-28
Forward Foreign Currency Contracts	S-29
Futures and Options on Futures	S-32
Government National Mortgage Association ("GNMA") Securities	S-33
High Yield Foreign Sovereign Debt Securities	S-34
Illiquid Securities	S-34
Insurance Funding Agreements	S-34
Interfund Lending and Borrowing Arrangements	S-35
Investment Companies	S-35
Loan Participations and Assignments	S-37
Money Market Securities	S-37
Mortgage-Backed Securities	S-37
Mortgage Dollar Rolls	S-40
Municipal Securities	S-41
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-42
Obligations of Supranational Entities	S-42
Options	S-43
Pay-In-Kind Bonds	S-44
Privatizations	S-44
Put Transactions	S-44
Receipts	S-45
Real Estate Investment Trusts	S-45
Real Estate Operating Companies ("REOCs")	S-46
Repurchase Agreements	S-46
Restricted Securities	S-46
Reverse Repurchase Agreements and Sale-Buybacks	S-47
Securities Lending	S-47
Short Sales	S-48
Sovereign Debt	S-49
Structured Securities	S-49
Swaps, Caps, Floors, Collars and Swaptions	S-50
Tracking Error
U.S. Government Securities	S-51
Variable and Floating Rate Instruments	S-52

When-Issued and Delayed Delivery Securities	S-52
Yankee Obligations	S-53
Zero Coupon Securities	S-53
INVESTMENT LIMITATIONS	S-54
THE ADMINISTRATOR AND TRANSFER AGENT	S-57
THE ADVISER AND SUB-ADVISERS	S-59
DISTRIBUTION	S-130
TRUSTEES AND OFFICERS OF THE TRUST	S-131
PROXY VOTING POLICIES AND PROCEDURES	S-139
PURCHASE AND REDEMPTION OF SHARES	S-140
TAXES	S-141
PORTFOLIO TRANSACTIONS	S-147
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-151
DESCRIPTION OF SHARES	S-152
LIMITATION OF TRUSTEES' LIABILITY	S-152
CODES OF ETHICS	S-153
VOTING	S-153
SHAREHOLDER LIABILITY	S-153
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-153
MASTER/FEEDER OPTION	S-165
CUSTODIANS	S-165
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-165
LEGAL COUNSEL	S-165
DESCRIPTION OF RATINGS	A-1

October 14, 2014

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 17, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Various share classes may be offered, which may provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, dividends and certain voting rights. Except for differences among the classes pertaining to various expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

This Statement of Additional Information ("SAI") relates to the following portfolios: Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Managed Volatility, Global Managed Volatility, Tax-Managed Managed Volatility, Real Estate, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, Real Return and Multi-Strategy Alternative Funds (each, a "Fund" and, together, the "Funds").

The Trust has offered Class A Shares of the Large Cap Fund since September 30, 2009, the Large Cap Value Fund since October 3, 1994, the Large Cap Growth Fund since December 20, 1994, the Tax-Managed Large Cap Fund since March 5, 1998, the Small Cap Fund since September 30, 2009, the Small Cap Value Fund since December 20, 1994, the Small Cap Growth Fund since April 20, 1992, the Tax-Managed Small/Mid Cap Fund since October 31, 2000, the Mid-Cap Fund since February 16, 1993, the U.S. Managed Volatility Fund since October 28, 2004, the Global Managed Volatility Fund since July 27, 2006, the Tax-Managed Managed Volatility Fund since December 20, 2007, the Real Estate Fund since November 13, 2003, the Enhanced Income Fund since July 27, 2006, the Core Fixed Income Fund since May 1, 1987, the U.S. Fixed Income Fund since July 2, 2009, the High Yield Bond Fund since January 11, 1995, the Real Return Fund since July 2, 2009 and the Multi-Strategy Alternative Fund since March 31, 2010.

The Trust has offered Class I Shares of the Large Cap Value Fund since October 2, 1994, the Large Cap Growth Fund since December 20, 1994, the Small Cap Value Fund since December 20, 1994, the Small Cap Growth Fund since April 20, 1992, the Mid-Cap Fund since February 16, 1993, the U.S. Managed Volatility Fund since October 28, 2004, the Global Managed Volatility Fund since July 27, 2006, the Real Estate Fund since November 13, 2003, the Enhanced Income Fund since July 27, 2006, the Core Fixed Income Fund since May 1, 1987, the U.S. Fixed Income Fund since July 2, 2009, the High Yield Bond Fund since January 11, 1995 and the Real Return Fund since July 2, 2009. The Trust's Class I Shares of the Large Cap and Small Cap Funds have not yet commenced operations.

The Trust has offered Class T Shares of the Tax-Managed Large Cap Fund since March 5, 1998.

The Trust is now offering Class Y Shares of the Funds.

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

LARGE CAP FUND—The investment objective of the Large Cap Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Large Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, American depositary receipts ("ADRs") and exchange-traded funds ("ETFs"). The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest a portion of its assets in securities of companies located in developed foreign countries.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies and strategies to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Sub-Advisers may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the Securities and Exchange Commission ("SEC") to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund.

The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

LARGE CAP VALUE FUND—The investment objective of the Large Cap Value Fund is long-term growth of capital and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies, including ETFs and ADRs. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Value Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Value Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes are undervalued in light of such fundamental characteristics as earnings, book value or return on equity.

The Fund may invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on the National Association of Securities Dealers Automated Quotations ("NASDAQ").

Any remaining assets may be invested in other equity securities and in investment grade fixed income securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed delivery securities, receipts, shares of real estate investment trusts ("REITs") and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

LARGE CAP GROWTH FUND—The investment objective of the Large Cap Growth Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies, including ADRs and ETFs. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Growth Index (between $1.26 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Growth Index are subject to change. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest a portion of its assets in securities of companies located in developed foreign countries.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes have significant growth potential in light of such characteristics as revenue and earnings growth and positive earnings surprises.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ, as well as ADRs not traded on an established exchange.

Any remaining assets may be invested in investment grade fixed income securities or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs, and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED LARGE CAP FUND—The investment objective of the Tax-Managed Large Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of large companies. For purposes of this Fund, a large company is a company with a market capitalization in the range of companies in the Russell 1000 Index (between $1.13 billion and $526.69 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 1000 Index are subject to change. These securities may include common stocks, preferred stocks, warrants, ADRs and ETFs. The Fund may also, to a lesser extent, invest in common and preferred stocks of small capitalization companies. The Fund may invest a portion of its assets in securities of companies located in developed foreign countries.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or invested capital.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities, or in equity securities of smaller companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may acquire shares of other investment companies, when-issued and delayed delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible. Although the Fund seeks to minimize tax consequences to investors by using a tax overlay model, it will likely earn taxable income and gains from time to time.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

SMALL CAP FUND—The investment objective of the Small Cap Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Small Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies, including ETFs based on small capitalization indices. For purposes of this Fund, a small company is a company with a market capitalization in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities include common and preferred stocks and, to a lesser extent, REITs and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, CDs and time deposits, convertible securities, private investment in public equity securities (PIPES) and securities sold in the over-the-counter market.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

SMALL CAP VALUE FUND—The investment objective of the Small Cap Value Fund is capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of small companies, including ETFs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks and, to a lesser extent, REITs and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes are attractively valued in light of such fundamental characteristics as earnings, capital structure and/or return on invested capital, among other factors.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, CDs and time deposits, convertible securities, private investment in public equity securities ("PIPES") and securities sold in the over-the-counter market.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. Any remaining assets may be invested in investment grade fixed income securities or equity securities of larger, more established companies that the Fund's Sub-Advisers believe are appropriate in light of the Fund's objective. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

SMALL CAP GROWTH FUND—The investment objective of the Small Cap Growth Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small companies, including ETFs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2000 Index (between $35.70 million and $5.27 billion as of December 31, 2013), as determined at the time of purchase. The market capitalization range and the composition of the Russell 2000 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks and, to a lesser extent, REITs and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser selects stocks it believes have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, among other considerations.

The Fund may invest a portion of its assets in U.S. Treasury securities, equity securities of small capitalization companies located in either developed or emerging foreign countries, warrants, ADRs, CDs and time deposits, convertible securities, private investment in public equity securities ("PIPES") and securities sold in the over-the-counter market.

The Fund may also invest in securities of foreign issuers. The Fund may only invest in equity securities if they are listed on registered exchanges or actively traded in the over-the-counter market and in ADRs traded on registered exchanges or on NASDAQ.

Any remaining assets may be invested in equity securities of more established companies that the sub-advisers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities, shares of REITs and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, the Fund may invest all or a portion of its assets in common stocks of larger, more established companies and in investment grade fixed income securities.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED SMALL/MID CAP FUND—The investment objective of the Tax-Managed Small/Mid Cap Fund is to achieve high long-term after-tax returns for its shareholders. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies, including ETFs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $35.70 million and $10.79 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser generally applies either a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

The Fund may invest in securities of foreign issuers and in ADRs traded on registered exchanges or on NASDAQ. The Fund's investments in equity securities include common and preferred stocks and REITs. The Fund may also, to a lesser extent, invest in equity securities of large capitalization companies. Any remaining assets may be invested in other equity securities, and investment grade fixed income securities, including tax-exempt securities and variable and floating rate securities. The Fund may acquire shares of other investment companies, when-issued and delayed-delivery securities and zero coupon obligations, and may invest in securities that are illiquid. The Fund may also borrow money and lend its securities to qualified borrowers.

The Fund is designed for long-term taxable investors, including high net worth individuals. The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time. In addition to the use of the overlay manager described above, the Fund seeks to achieve favorable after-tax returns for its shareholders in part by minimizing the taxes they incur in connection with the Fund's realization of investment income and capital gains. If this strategy is carried out, the Fund can be expected to distribute relatively low levels of taxable investment income.

The Fund's exposure to losses during stock market declines may be higher than that of other funds that do not follow a general policy of avoiding sales of highly-appreciated securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

MID-CAP FUND—The investment objective of the Mid-Cap Fund is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies, including ETFs. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell Midcap Index (between approximately $1.13 billion and $29.14 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell Mid-Cap Index are subject to change.

The Fund uses multiple Sub-Advisers to manage the Fund's portfolio under the general supervision of SIMC. In managing the Fund's assets, the Sub-Advisers select stocks of companies that have low price-earning and price-book ratios, but that also have high sustainable growth levels and the probability of high positive earning revisions. In addition to common stocks, the Fund's investments in equity securities include preferred stocks, securities of small capitalization companies and, to a lesser extent, REITs and securities of large capitalization companies. Any remaining assets may be invested in equity securities of larger, more established companies, investment grade fixed income securities or money market securities. The Fund may also borrow money, invest in illiquid securities, when-issued and delayed-delivery securities and shares of other investment companies, and lend its securities to qualified borrowers.

For temporary defensive purposes, when SIMC or the Sub-Advisers determine that market conditions warrant, the Fund may invest all or a portion of its assets in equity securities of larger companies.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

U.S. MANAGED VOLATILITY FUND—The investment objective of the U.S. Managed Volatility Fund is capital appreciation with less volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

The U.S. Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, ETFs and warrants. The Fund may also, to a lesser extent, invest in ADRs and securities of non-U.S. companies.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. The Fund is expected to achieve an absolute return of the broad U.S. equity markets, but with a lower absolute volatility. Over the long term, the Fund seeks to achieve a return similar to that of the Russell 3000 Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

GLOBAL MANAGED VOLATILITY FUND—The Global Managed Volatility Fund seeks to provide capital appreciation with less volatility than the broad global equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Global Managed Volatility Fund will typically invest in securities of U.S. and foreign companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants, depositary receipts and ETFs. The Fund also may use futures contracts and forward contracts.

Under normal circumstances, the Fund will invest in at least three countries outside of the U.S., but will typically invest much more broadly. It is expected that at least 40% of the Fund's assets will be invested in non-U.S. securities. The Fund will invest primarily in companies located in developed countries, but may also invest in companies located in emerging markets.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. This approach is intended to manage the risk characteristics of the Fund. The Fund is expected to achieve an absolute return of the broad global equity markets, but with a lower absolute volatility. Over the long term, the Fund is expected to achieve a return similar to that of the MSCI World 100% USD Hedged Index, but with a lower level of volatility. However, given that the Fund's investment strategy focuses on absolute return and risk, the Fund's country, sector and market capitalization exposures will typically vary from the index and may cause significant performance deviations relative to the index over shorter-term periods.

The Fund seeks to achieve lower volatility by constructing a portfolio of securities that the Sub-Advisers believe will produce a less volatile return stream to the market. Each Sub-Adviser effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

In managing the Fund's currency exposure for foreign securities, the Fund may buy and sell futures or forward contracts on currencies for hedging purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

TAX-MANAGED MANAGED VOLATILITY FUND—The investment objective of the Tax-Managed Managed Volatility Fund is to maximize after-tax returns, but with a lower level of volatility than the broad U.S. equity markets. There can be no assurance that the Fund will achieve its investment objective.

The Tax-Managed Managed Volatility Fund will typically invest in securities of U.S. companies of all capitalization ranges. These securities may include common stocks, preferred stocks, warrants and ETFs. The Fund may also, to a lesser extent, invest in ADRs and securities of non-U.S. companies. Although the Fund will be measured against the Russell 3000 Index, the Fund is expected to have significant sector and market capitalization deviations from the index given its focus on absolute risk as opposed to index relative risk. This could lead to significant performance deviations relative to the index over shorter-term periods.

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment approaches to manage portions of the Fund's portfolio under the general supervision of SIMC. In managing its portion of the Fund's assets, each Sub-Adviser intends to achieve returns similar to those of the broad U.S. equity markets in a tax-efficient fashion but with a lower level of volatility. The Fund seeks to achieve lower volatility by constructing a portfolio of securities that effectively weighs securities based on their total expected risk and return without regard to market capitalization and industry. This will tend to lead the Fund's Sub-Advisers to construct portfolios with a low beta relative to the overall U.S. equity market. In addition, the Sub-Advisers will look to manage the impact of taxes by controlling portfolio turnover levels, selling stocks with the highest tax cost first and opportunistically harvesting losses to offset gains where possible. The Sub-Advisers may use derivative instruments or other techniques or instruments (e.g., simultaneously taking long and short positions on similar stock securities, long-only or short-only positions) to hedge the Fund against various risks and other factors that affect the portfolio's volatility. The Sub-Advisers may also use these instruments and techniques for non-hedging purposes. The Sub-Advisers may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Sub-Advisers sell securities short they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

REAL ESTATE FUND—The investment objective of the Real Estate Fund is total return, including current income and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of real estate companies (e.g., common stocks, rights, warrants, ETFs, convertible securities and preferred stocks of REITs and real estate operating companies ("REOCs")). The Fund is non-diversified and expects to hold a relatively small number of securities, thus increasing the importance of each holding. As a result, changes in the value of an underlying security may have a more significant effect on the overall value of the Fund relative to a diversified fund. Generally, the Fund will invest in real estate companies operating in the United States. The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers to manage portions of the Fund's portfolio under the general supervision of SIMC.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

ENHANCED INCOME FUND—The Enhanced Income Fund seeks to provide capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

The Fund invests primarily in a diversified portfolio of investment grade and non-investment grade fixed-income securities (junk bonds), including: (i) securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes; (ii) obligations of foreign governments; (iii) U.S. and foreign corporate debt securities, including commercial paper, and fully-collateralized repurchase agreements with counterparties deemed credit-worthy by the Fund's Sub-Advisers; and (iv) securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. These securities may be fixed-, variable- or floating-rate obligations and will be rated CCC- or higher at the time of purchase by at least one rating agency. There are no restrictions on the maturity of any individual securities or on the Fund's average portfolio maturity, although the average portfolio duration of the Fund will typically vary between zero and two years. The Fund may also invest in other financial instruments or use other investment techniques to seek to obtain market exposure to the securities in which the Fund primarily invests.

The Fund uses a multi-manager approach under the general supervision of SIMC, which allocates the Fund's assets among multiple Sub-Advisers that use different investment strategies designed to produce a total return that exceeds the total return of the 3-month London Interbank Offered Rate ("LIBOR").

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, and (v) reverse repurchase agreements and sale buybacks. In addition, the Fund will utilize derivatives and may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The Sub-Advisers may engage in currency transactions using futures, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A substantial portion of the Fund may be invested in derivatives as the

Fund's currency exposure, which may equal up to 20% of the Fund's assets, will be achieved through currency forwards and the balance of the Fund may actively invest in derivatives.

The Fund may invest in variable or floating rate securities and when-issued securities. In addition, the Fund may invest up to 15% of its net assets in illiquid securities. Under normal conditions, the Fund's duration will range from zero to two years.

The Fund also invests a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The Fund may also invest in futures contracts and swap agreements (also called "swaps") for speculative or hedging purposes. Futures contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

CORE FIXED INCOME FUND—The investment objective of the Core Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed income securities. The Fund will invest primarily in investment and non-investment grade (junk bond) U.S. and foreign corporate and government fixed income securities, including emerging market, asset-backed securities and mortgage-backed securities. The Fund may invest in securities denominated in either U.S. dollars or foreign currency.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

U.S. and foreign fixed income securities, including emerging market, corporate and government fixed income securities, in which the Fund may invest consist of: (i) corporate bonds and debentures, (ii) obligations issued by the U.S. Government, its agencies and instrumentalities, or a foreign government, (iii) municipal securities of issuers located in any of the fifty states, the District of Columbia, Puerto Rico and other U.S. territories and possessions, consisting of municipal bonds, municipal notes, tax-exempt commercial paper and municipal lease obligations, (iv) receipts involving U.S. Treasury obligations,

(v) mortgage-backed securities, (vi) asset-backed securities, (vii) zero coupon, pay-in-kind or deferred payment securities and (viii) securities issued on a when-issued and a delayed-delivery basis, including TBA mortgage-backed securities. Such securities may be denominated in either U.S. dollars or foreign currency.

Any remaining assets may be invested in: (i) interest-only and principal-only components of mortgage-backed securities, (ii) mortgage dollar rolls, (iii) warrants, (iv) money market securities, (v) construction loans, (vi) Yankee obligations and (vii) reverse repurchase agreements and sale buybacks. In addition, the Fund may purchase or write options, futures (including futures on U.S. Treasury obligations and Eurodollar instruments) and options on futures, foreign currency contracts and enter into swap transactions, including caps, collars, floors and swaptions. The Sub-Advisers may engage in currency transactions using futures contracts, foreign currency forward contracts and other derivatives either to seek to hedge the Fund's currency exposure or to enhance the Fund's returns. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-). However, the Fund may also invest in non-rated securities or securities rated below investment grade (BB+, B and CCC). The Fund may also borrow money, invest in illiquid securities and shares of other investment companies and lend its securities to qualified borrowers.

The Fund may also invest in futures contracts, forward contracts and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

While each Sub-Adviser chooses securities of different types and maturities, the Fund in the aggregate generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2013 it was 5.55 years. For example, a 5 year duration means the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%.

Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

U.S. FIXED INCOME FUND—The investment objective of the U.S. Fixed Income Fund is current income consistent with the preservation of capital. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. fixed income securities. The Fund will invest primarily in investment grade U.S. corporate and government fixed income securities, including mortgage-backed securities and asset-backed securities. In addition, the Fund may invest in futures contracts, options, swaps and other similar derivative instruments having economic characteristics similar to fixed income securities.

The Fund uses a multi-manager approach, relying upon a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. Sub-Advisers are selected for their expertise in managing various kinds of fixed income securities, and each Sub-Adviser makes investment decisions based on an analysis of yield trends, credit ratings and other factors in accordance with its particular discipline.

The Fund may also invest in futures contracts, forward contracts, options and swaps for speculative or hedging purposes. Futures contracts, forward contracts and swaps may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. These derivatives may also be used to mitigate the Fund's overall level of risk and/or the Fund's risk to particular types of securities, currencies or market segments. Interest rate swaps may further be used to manage the Fund's yield spread sensitivity. When the Fund seeks to take an active long or short position with respect to the likelihood of an event of default of a security or basket of securities, the Fund may use credit default swaps. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund will invest primarily in investment grade securities (those rated AAA, AA, A and BBB-), as rated by S&P or a similar ratings agency. However, the Fund may also invest in non-rated securities or securities rated below investment grade (junk bonds or those rated BB+, B and CCC). The Fund may also invest in ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly.

While each Sub-Adviser chooses securities of different types and maturities, the Fund, in the aggregate, generally will have a dollar-weighted average duration that is consistent with that of the broad U.S. fixed income market as represented by the Barclays U.S. Aggregate Bond Index. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, a 5 year duration means the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The dollar-weighted average duration of the Barclays U.S. Aggregate Bond Index varies significantly over time, but as of December 31, 2013 it was 5.55 years.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

HIGH YIELD BOND FUND—The investment objective of the High Yield Bond Fund is to maximize total return. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in high yield fixed income securities. The Fund will invest primarily in fixed income securities rated below investment grade (junk bonds), including corporate bonds and debentures, convertible and preferred securities, zero coupon obligations, tranches of collateralized debt obligations ("CDOs") and collateralized loan obligations ("CLOs").

The Fund uses a multi-manager approach, relying on a number of Sub-Advisers with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SIMC. To a limited extent, SIMC may also directly manage a portion of the Fund's portfolio. In managing the Fund's assets, the Sub-Advisers and, to the extent applicable, SIMC, seek to select securities that offer a high current yield as well as total return potential. The Fund's securities seek to be diversified as to issuers and industries. The Fund's average weighted maturity may vary but will generally not exceed ten years. There is no limit on the maturity or credit quality of any security. In addition, the Fund may invest in unrated securities.

The Fund may invest in all types of fixed income securities issued by domestic and foreign issuers, including: (i) mortgage-backed securities; (ii) asset-backed securities; (iii) zero coupon, pay-in-kind or deferred payment securities; (iv) variable and floating rate instruments; and (v) Yankee obligations.

Any assets of the Fund not invested in the fixed income securities described above may be invested in: (i) convertible securities; (ii) preferred stocks; (iii) equity securities; (iv) investment grade fixed income securities; (v) money market securities; (vi) securities issued on a when-issued and delayed-delivery basis, including TBA mortgage-backed securities; and (vii) forward foreign currency contracts. The Fund may invest in U.S. dollar-denominated obligations and securities of foreign issuers. In addition, the Fund may purchase or write options, futures and options on futures and enter into swap transactions, including caps, collars, floors, credit default swaps and swaptions. The Fund may invest in ADRs traded on registered exchanges or on NASDAQ. The Fund may also borrow money, invest in illiquid securities and shares of other investment companies, and lend its securities to qualified borrowers.

The advisers may vary the average maturity of the securities in the Fund without limit, and there is no restriction on the maturity of any individual security.

The Fund will invest primarily in securities rated BB, CCC, CC, C and D. However, it may also invest in non-rated securities or securities rated investment grade (AAA, AA, A and BBB). The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade (junk bond) floating rate instruments. The Fund may invest in bank loans in the form of participations in the loans ("participations") and assignments of all or a portion of the loans from third parties ("assignments").

The "Appendix" to this SAI sets forth a description of the bond rating categories of several Nationally Recognized Statistical Rating Organizations ("NRSROs"). The ratings established by each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality, and may not reflect changes in an issuer's creditworthiness. Accordingly, although the Sub-Advisers will consider ratings, they will perform their own analyses and will not rely principally on ratings. The Sub-Advisers will consider, among other things, the price of the security and the financial history and condition, the prospects and the management of an issuer in selecting securities for the Fund.

The achievement of the Fund's investment objective may be more dependent on a Sub-Adviser's own credit analysis than would be the case if the Fund invested in higher rated securities. There is no bottom limit on the ratings of high yield securities that may be purchased or held by the Fund.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

REAL RETURN FUND—The investment objective of the Real Return Fund is to produce total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

The Fund seeks to produce a return similar to that of the Barclays 1-5 Year U.S. Treasury Inflation-Protected Securities ("TIPS") Index, which is the Fund's benchmark index.

Under normal circumstances, the Fund will invest a significant portion of its assets in investment grade fixed income securities, including inflation-indexed bonds of varying maturities issued by the U.S. Treasury, other U.S. Government agencies and instrumentalities. An inflation-indexed bond is a bond that is structured so that its principal value will change with inflation. TIPS are a type of inflation-indexed bond in which the Fund may invest. The Fund's exposure to fixed income securities is not restricted by maturity requirements.

The Fund may also invest in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities and obligations of U.S. and foreign commercial banks, such as time deposits, U.S. and foreign corporate debt, including commercial paper and fully-collateralized repurchase agreements with highly rated counterparties (those rated A or better at the time of purchase); and securitized issues, such as mortgage-backed securities issued by U.S. Government agencies. Although the Fund is able to use a multi-manager approach under the general supervision of SIMC, whereby Fund assets would be allocated among multiple sub-advisers, the Real Return Fund's assets currently are managed directly by SIMC.

MULTI-STRATEGY ALTERNATIVE FUND—The investment objective of the Multi-Strategy Alternative Fund is to allocate its assets among a variety of investment strategies to seek to generate an absolute return with reduced correlation to the stock and bond markets. There can be no assurance that the Fund will achieve its investment objective.

The Fund employs a strategy intended to generate an absolute (i.e., positive) return in various market cycles with reduced correlation to the stock and bond markets. The Fund allocates its assets among a variety of investment strategies through the use of: (i) affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs ("underlying funds"); and/or (ii) one or more investment Sub-Advisers. In addition, SIMC may directly manage a portion of the Fund's portfolio. The underlying funds or Sub-Advisers that are employed may apply any of a variety of investment strategies, which may include: (i) directional or tactical strategies, such as long/short equity, long/short credit and global tactical asset allocation; (ii) event driven strategies, such as distressed securities, special situations and merger arbitrage; and (iii) arbitrage strategies, such as fixed income or interest rate arbitrage, convertible arbitrage, pairs trading and equity market neutral.

The Fund will allocate its assets among underlying funds and/or Sub-Advisers based on SIMC's analysis of the investment strategy, historical performance and the potential for each strategy to perform independently of each other. By allocating its assets in this manner, the Fund will seek to reduce risk, lower volatility and achieve positive returns in various market cycles. Allocation of assets to any one underlying fund, Sub-Adviser or strategy will vary based on market conditions. By investing in an underlying fund, the Fund becomes a shareholder of that underlying fund.

Underlying funds and Sub-Advisers may invest in a broad range of asset classes, securities and other investments to achieve their designated investment strategies, which may include U.S., foreign and emerging markets securities, equity securities of all types and capitalization ranges, investment and non-investment grade fixed income securities (junk bonds) of any duration or maturity issued by corporations or governments, commodities, currencies, warrants, depositary receipts, exchange traded notes and derivative instruments, principally equity options, futures contracts, options on futures contracts and swap agreements. In addition, the Fund may invest in cash, money market instruments and other short-term obligations to achieve its investment goal.

Although the Fund's performance is benchmarked against the return of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an investment in the Fund is substantially different from an investment in U.S. Treasury bills. Among other things, Treasury bills are backed by the full faith and credit of the U.S. Government and have a fixed rate of return. Investors in Treasury bills do not risk losing their investment, whereas loss of money is a risk of investing in the Fund. Further, an investment in the Fund is expected to be substantially more volatile than an investment in Treasury bills because of the breadth and types of securities and other instruments in which the Fund may invest.

Although the Multi-Strategy Alternative Fund is able to use a multi-manager approach under the general supervision of SIMC whereby Fund assets would be allocated among one or more Sub-Advisers, the Fund's assets currently are allocated only to Underlying Funds.

The Fund is intended to be only one component of an investor's broader investment program and is not designed to be a complete investment program. Investors who seek to add an alternative component to their overall investment program may wish to allocate a portion of their investment to the Fund.

The Fund is operated as a "fund-of-funds" and as such, invests in the underlying funds. The Fund relies on Section 12(d)(1)(F) of the 1940 Act in purchasing shares of underlying funds that are not affiliated with the Fund or Trust. Under Section 12(d)(1)(F), the Fund and all of its affiliated persons may purchase up to 3% of an unaffiliated underlying fund's total outstanding stock. In addition to this 3% purchase limitation, the Fund must vote shares of an unaffiliated underlying fund in the same proportion as the vote of all other holders of such securities. If one or more underlying funds generates more non-qualifying income for purposes of the "Qualifying Income Test" (as defined in the "Taxes" section of this SAI) than the Fund's portfolio management expects it could cause the Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") (as defined below).

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Objectives and Policies" section and the associated risk factors. With respect to the Multi-Strategy Alternative Fund, references to "Fund," where applicable, also refer to the underlying funds in which the Multi-Strategy Alternative Fund may invest. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

ALTERNATIVE STRATEGIES—The Multi-Strategy Alternative Fund employs a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed-income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Fund.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. An underlying fund or a Sub-Adviser may rely on model-based systems to generate buy and sell signals.

Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. An underlying fund or a Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures. The underlying fund or the Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the underlying fund or the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest-rate risk. Strategies may also involve leverage and hedging through the use of ETFs (as defined below) or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Fund may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indices, fixed income and currencies.

Event-Driven Strategies. Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. An underlying fund or a Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If an underlying fund or a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies. Arbitrage strategies focus on relative pricing discrepancies between instruments including equities, debt, futures contracts and options. An underlying fund or a Sub-Adviser may employ mathematical, technical or fundamental analysis to determine misvalued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that an underlying fund or a Sub-Adviser believes are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, an underlying fund or a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the underlying fund or the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. An underlying fund or a Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the underlying fund or the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the underlying fund or the Sub-Adviser would take long position for the underperforming security and short position for the over-performing security. For options, the underlying fund or the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers, and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS—American Depositary Receipts ("ADRs"), as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. The Funds (except the Real Return Fund) may invest in ADRs. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables. Other asset-backed securities may be created in the future. The Funds (except the Large Cap, Small Cap and Real Return Funds) may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics which are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset pass-throughs to be prepaid prior to their stated maturity. Certain Funds may also invest in interests in warehousing facilities. Prior to the closing of a CDO, an investment bank or other entity that is financing the CDO's structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CDO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or "equity" class typically purchased by the manager of the CDO or other investors such as the Funds. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases the subordinated noteholder may need to provide additional funding to maintain the warehouse lender's loan-to-value ratio.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectuses, asset-backed securities carry additional risks including, but not limited to, the possibilities that (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For the purposes of the Funds' concentration policies, asset-based securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS—The Multi-Strategy Alternative Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Adviser seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. The Funds (except the Large Cap, Small Cap and Real Return Funds) may invest in construction loans. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities, and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban

Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance, and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

CREDIT-LINKED NOTES—Credit-linked securities typically are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in credit-linked notes represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit-linked note. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs then the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. An investor holding a credit-linked note generally receives a fixed or floating coupon and the note's par value upon maturity, unless the referred credit defaults or declares bankruptcy, in which case the investor receives the amount recovered. In effect, investors holding credit-linked notes receive a higher yield in exchange for assuming the risk of a specified credit event.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature which permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities."

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments although they also may offer the potential for correspondingly high returns. Such companies' securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies.

DOLLAR ROLLS—Dollar rolls are transactions in which securities (usually mortgage-backed securities) are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with a Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and may initially involve only a firm commitment agreement by a Fund to buy a security. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, Funds will "cover" any dollar roll as required by the 1940 Act.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds. The Funds (except the Large Cap, Small Cap and Real Return Funds) may invest in equity-linked warrants.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker (but an adviser selects to mitigate this risk by only purchasing from issuers with high credit ratings). They also have a longer settlement period because they go through the same registration process as the underlying shares (about three weeks) and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. The Funds (except the Real Return Fund) may invest in equity securities. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including securities listed on recognized foreign exchanges, traded in the U.S. on registered exchanges or in the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings, as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. They may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPs")—A Fund may directly purchase shares of or interests in exchange-traded products ("ETPs") (including exchange-traded funds structured as investment companies ("ETFs"), exchange-traded notes ("ETNs") and exchange-traded commodity pools). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but a Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended (the "1933 Act"). Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's net asset value ("NAV"), the changes in the pool's NAV do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. The risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for the Funds to maintain their status as regulated investment companies under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers but may also include structured securities that provide for participation interests in debt obligations. The Funds (except the Large Cap and Small Cap Funds) may invest in fixed income securities. The market value of the fixed income securities in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest, and do not guarantee the securities' yield or value or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled, or in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by a Fund's adviser. See "Description of Ratings" for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 by Moody's or BBB- by S&P or higher are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, an adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Lower Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high-yield/high-risk securities. Lower rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (credit risk), and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, an adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the exposure of the Fund to the risks of high yield securities.

The High Yield Bond may invest in securities rated as low as "C" by Moody's or "D" by S&P, and may invest in unrated securities that are of comparable quality as "junk bonds" subject to the restrictions described in its Prospectuses.

Sensitivity to Interest Rate and Economic Changes. Lower rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may affect adversely a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. A Fund may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in the exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Fund. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

A Fund's investments in emerging markets can be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world. With respect to an emerging country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or investments in such countries. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market country debt securities, a Fund's investment in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency ("Position Hedging"). A Fund may use Position Hedging when an adviser reasonably believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

Proxy Hedges. A Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. A Fund may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds (except the Large Cap and Small Cap Funds) may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds (except the Large Cap and Small Cap Funds) may invest in options on foreign currencies and futures. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of option contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

The Funds (except the Large Cap and Small Cap Funds) may invest in foreign currency futures contracts. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally, which are described elsewhere in this SAI. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation, which may subject a Fund to additional risk.

The Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds may engage in currency transactions for hedging purposes, as well as to enhance the Funds' returns.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

Certain Funds take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject a Fund to additional risks and the value of the Fund's investments may fluctuate in response to broader macroeconomic risks than if the Fund invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

With the exception of the Core Fixed Income, U.S. Fixed Income and Multi-Strategy Alternative Funds, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described above.

The Core Fixed Income, Multi-Strategy Alternative and U.S. Fixed Income Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If any of the Core Fixed Income, U.S. Fixed Income or Multi-Strategy Alternative Funds enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES AND OPTIONS ON FUTURES—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by a Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by a Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC"). Certain Funds may use futures contracts and related options for either hedging purposes or risk management purposes, as permitted by their stated investment policies. The Core Fixed Income, Multi-Strategy Alternative and U.S. Fixed Income Funds may use futures contracts and related options for either hedging purposes or risk management purposes as well as to enhance the Funds' returns, as permitted by their respective stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. A Fund may use futures for cash equitization purposes, which allows a Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

There are significant risks associated with a Fund's use of futures contracts and options on futures, including the following: (i) the success of a hedging strategy may depend on an adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") SECURITIES—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, the Fund will receive monthly scheduled payments of principal and interest. In addition, the Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS—The Multi-Strategy Alternative Fund may enter into insurance funding agreements. An insurance funding agreement ("IFA") is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to the Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities."

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. For example, a Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

The Multi-Strategy Alternative Fund invests in unaffiliated underlying funds in reliance on Section 12(d)(1)(F) of the 1940 Act. Section 12(d)(1)(F) provides in pertinent part that issuers of any security purchased by the Fund are not obligated to redeem such security in an amount exceeding 1% of such issuer's total outstanding securities during any period of less than thirty days. As a result, shares of an unaffiliated underlying fund held by the Fund in excess of 1% of the unaffiliated underlying fund's outstanding shares could in certain circumstances be considered illiquid if it is determined that the shares may not be sold in the ordinary course of business within seven days. The liquidity of such excess shares will be considered on a case-by-case basis by SIMC based on the following factors: (i) the Adviser's knowledge of an unaffiliated underlying fund's section 12(d)(1)(F) redemption practice upon discussion with the unaffiliated underlying fund's investment adviser; (ii) the Fund's past specific redemption experiences with an unaffiliated underlying fund; (iii) the Adviser's evaluation of general market conditions that may affect securities held by an unaffiliated underlying fund; (iv) the Fund's ability to accept a redemption in-kind of portfolio securities from an unaffiliated underlying fund; (v) significant developments involving an unaffiliated underlying fund; and (vi) any other information the Adviser deems relevant.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds. ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust exchange-traded funds (collectively, the "Exemption ETFs") and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

Certain ETFs may not produce qualifying income for purposes of the "Qualifying Income Test" (as defined below under the heading "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company under the Code. If one or more ETFs generate more non-qualifying income for purposes of the Qualifying Income Test than the advisers expect, it could cause a Fund to inadvertently fail the Qualifying Income Test, thereby causing the Fund to inadvertently fail to qualify as a regulated investment company under the Code.

LOAN PARTICIPATIONS AND ASSIGNMENTS—The Global Managed Volatility, Multi-Strategy Alternative and Enhanced Income Funds may purchase loan participations and assignments. Loan participations are interests in loans to corporations or governments which are administered by the lending bank or agent for a syndicate of lending banks, and sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by SIMC or the Sub-Adviser(s), as applicable, to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages.

Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC" securities), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013—Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.

Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series which have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICS are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interests rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage "dollar rolls" or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. The Funds (except the Large Cap and Small Cap Funds) may invest in mortgage dollar rolls. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities. The Funds (except the Large Cap and Small Cap Funds) may invest in municipal securities. Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing. Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities."

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. These investments may be made by the Funds (except the Large Cap and Small Cap Funds). Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities."

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under the section "Illiquid Securities."

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions.

If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Obligations of supranational entities may be purchased by the Real Return Fund. Currently, the Fund intends to invest only in obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as an adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations as set forth below. See "Investment Limitations."

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices.

The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing the Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period.

Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. The Funds (except the Large Cap and Small Cap Funds) may invest in pay-in-kind bonds. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund (except the Large Cap and Small Cap Funds) may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds (except the Real Return Fund) may invest in REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, they provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (i) availability of tax-loss carryforwards, (ii) operation in non-REIT-qualifying lines of business and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the 1933 Act, or an exemption from registration. Permitted investments for the Funds include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. The Funds (except the Large Cap and Small Cap Funds) may invest in reverse repurchase agreements. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extend required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

The Tax-Managed Managed Volatility, Global Managed Volatility and U.S. Managed Volatility Funds each may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) and the Large Cap Fund may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy their obligations.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and generally will seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The following percentage limitations (except for the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of each Fund, which cannot be changed with respect to the Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

A Fund may not:

  1.  Purchase securities of an issuer if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund.

  2.  Concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. This investment limitation does not apply to the Real Estate Fund, which as a matter of fundamental policy, concentrates its investments in securities issued by companies primarily engaged in the real estate industry.

  3.  Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  5.  Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  6.  Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of each Fund and may be changed by the Board without a vote of shareholders.

No Fund may:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Purchase securities on margin or effect short sales, except that each Fund may: (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;

and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act. This investment limitation does not apply to the Large Cap, Large Cap Growth, U.S. Managed Volatility, Tax-Managed Managed Volatility or Multi-Strategy Alternative Fund.

  3.  Purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. This investment limitation does not apply to the Real Return Fund.

  4.  With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer. This investment limitation does not apply to the Real Estate Fund.

  5.  Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This investment limitation does not apply to the Real Estate Fund.

  6.  Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets: (i) all borrowings will be repaid before a Fund makes additional investments and any interest paid on such borrowings will reduce income; and (ii) asset coverage of at least 300% is required. This investment limitation does not apply to the Large Cap or Small Cap Fund. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accomodate substantial redemption requests if they should occur, and is not for investment purposes. All borrowings will be repaid before the Fund makes additional investments and any interest paid on such borrowings will reduce the income of the Fund.

  7.  Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC. This investment limitation does not apply to the Global Managed Volatility, Enhanced Income, Real Return or Multi-Strategy Alternative Fund.

  8.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) lend its securities; and (iv) participate in the SEI Funds inter-fund lending program.

  9.  Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase: (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  10.  With respect to the Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  11.  With respect to the Large Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  12.  With respect to the Large Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  13.  With respect to the Tax-Managed Large Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of large companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  14.  With respect to the Small Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  15.  With respect to the Small Cap Value Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  16.  With respect to the Small Cap Growth Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of small companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  17.  With respect to the Tax-Managed Small/Mid Cap Fund, under normal circumstances, the Fund will invest less than 80% of its net assets in equity securities of small and mid-capitalization companies, including ETFs. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  18.  With respect to the Mid-Cap Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of medium-sized companies. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  19.  With respect to the Real Estate Fund, under normal circumstances, invest less than 80% of its net assets in equity securities of real estate companies (e.g., common stocks, rights, warrants, convertible securities and preferred stocks of REITs and REOCs). The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  20.  With respect to the Enhanced Income Fund, invest less than 80% of net assets in obligations of U.S. dollar-denominated instruments. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  21.  With respect to the Core Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

  22.  With respect to the U.S. Fixed Income Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities. The Fund will notify its shareholders at least 60 days prior to any change in this policy.

  23.  With respect to the High Yield Bond Fund, under normal circumstances, invest less than 80% of its net assets in fixed income securities that are rated below investment grade. The Fund will notify its shareholders at least 60 days prior to any change to this policy.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

With respect to the Global Managed Volatility, Tax-Managed Managed Volatility, Enhanced Income and U.S. Managed Volatility Funds, for purposes of the industry concentration limitation specified in the SAI: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in that same industry.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. Each Fund has adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of each Fund's Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly-owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement ("the Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (a) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (b) by the Administrator on not less than 90 days' written notice to the Trust.

Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund, at the following annual rates:

Fund	Administration Fee
Large Cap Fund	0.30%
Large Cap Value Fund	0.30%
Large Cap Growth Fund	0.30%
Tax-Managed Large Cap Fund	0.30%
Small Cap Fund	0.30%
Small Cap Value Fund	0.30%
Small Cap Growth Fund	0.30%
Tax-Managed Small/Mid Cap Fund	0.30%
Mid-Cap Fund	0.30%
Real Estate Fund	0.30%
U.S. Managed Volatility Fund	0.30%
Global Managed Volatility Fund	0.30%
Tax-Managed Managed Volatility Fund	0.30%
Enhanced Income Fund	0.30%
Core Fixed Income Fund	0.28%
U.S. Fixed Income Fund	0.28%
High Yield Bond Fund	0.30%
Real Return Fund	0.30%
Multi-Strategy Alternative Fund	0.30%

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Administrator by the Fund; and (ii) the dollar amount of the Administrator's voluntary fee waiver for the fiscal years ended September 30, 2011, 2012 and 2013:

	Administration Fees Paid (000)			Administration Fees Waived (000)
Fund*	2011	2012	2013	2011	2012	2013
Large Cap Fund	$5,650	$5,624	$6,205	$0	$0	$0
Large Cap Value Fund	$5,449	$4,714	$4,859	$0	$0	$0
Large Cap Growth Fund	$5,678	$4,878	$4,761	$0	$0	$0
Tax-Managed Large Cap Fund	$6,010	$6,142	$7,364	$0	$2	$2
Small Cap Fund	$882	$885	$1,111	$0	$0	$0
Small Cap Value Fund	$1,867	$1,469	$1,362	$0	$0	$0
Small Cap Growth Fund	$1,403	$1,114	$1,093	$0	$0	$0
Tax-Managed Small/Mid Cap Fund	$1,113	$1,093	$1,383	$0	$0	$0
Mid-Cap Fund	$470	$297	$350	$0	$0	$0
U.S. Managed Volatility Fund	$1,654	$2,078	$2,619	$0	$0	$0
Global Managed Volatility Fund	$1,534	$2,424	$4,385	$0	$0	$0
Tax-Managed Managed Volatility Fund	$942	$1,275	$1,850	$0	$0	$0
Real Estate Fund	$604	$646	$740	$0	$0	$0

	Administration Fees Paid (000)			Administration Fees Waived (000)
Fund*	2011	2012	2013	2011	2012	2013
Enhanced Income Fund	$405	$269	$285	$145	$276	$338
Core Fixed Income Fund	$6,144	$6,029	$5,943	$0	$0	$0
U.S. Fixed Income Fund	$2,471	$2,615	$2,713	$0	$0	$0
High Yield Bond Fund	$5,500	$5,886	$6,619	$0	$0	$0
Real Return Fund	$1,107	$682	$706	$0	$553	$356
Multi-Strategy Alternative Fund	$800	$997	$1,206	$89	$95	$123

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

THE ADVISER AND SUB-ADVISERS

General. SIMC is a wholly-owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2014, SIMC had approximately $145.14 billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds, and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreement to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the sub-advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance, and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. The Sub-Advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and may manage the cash portion of the Funds' assets. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds except for the Real Return Fund. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

The continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly, at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Large Cap Fund	0.39%
Large Cap Value Fund	0.35%
Large Cap Growth Fund	0.40%
Tax-Managed Large Cap Fund	0.40%
Small Cap Fund	0.65%
Small Cap Value Fund	0.65%
Small Cap Growth Fund	0.65%
Tax-Managed Small/Mid Cap Fund	0.65%
Mid-Cap Fund	0.40%
U.S. Managed Volatility Fund	0.65%
Global Managed Volatility Fund	0.65%
Tax-Managed Managed Volatility Fund	0.65%
Real Estate Fund	0.65%
Enhanced Income Fund	0.40%
Core Fixed Income Fund	0.275%
U.S. Fixed Income Fund	0.275%
High Yield Bond Fund	0.4875%
Real Return Fund	0.22%
Multi-Strategy Alternative Fund	1.50%

SIMC pays the Sub-Advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For each Fund, the following table shows: (i) the dollar amount of fees paid to SIMC by the Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers for the fiscal years ended September 30, 2011, 2012 and 2013:

	Advisory Fees Paid (000)			Advisory Fees Waived (000)
Fund*	2011	2012	2013	2011	2012	2013
Large Cap Fund	$5,632	$5,564	$6,141	$663	$703	$773
Large Cap Value Fund	$4,689	$4,178	$4,348	$760	$536	$511
Large Cap Growth Fund	$5,755	$4,982	$4,861	$734	$593	$580
Tax-Managed Large Cap Fund	$5,653	$6,162	$7,273	$1,219	$859	$1,145
Small Cap Fund	$1,511	$1,512	$1,875	$128	$132	$189
Small Cap Value Fund	$3,325	$2,625	$2,414	$143	$104	$116
Small Cap Growth Fund	$2,388	$1,944	$1,868	$218	$125	$162
Tax-Managed Small/ Mid Cap Fund	$1,662	$1,647	$2,059	$406	$383	$510
Mid-Cap Fund	$545	$338	$401	$0	$2	$0
U.S. Managed Volatility Fund	$1,761	$2,210	$2,816	$1,311	$1,650	$2,048
Global Managed Volatility Fund	$2,041	$3,240	$5,997	$808	$1,262	$2,146
Tax-Managed Managed Volatility Fund	$994	$1,354	$1,990	$756	$1,014	$1,446

	Advisory Fees Paid (000)			Advisory Fees Waived (000)
Fund*	2011	2012	2013	2011		2012	2013
Real Estate Fund	$1,029	$1,087	$1,240	$93		$112	$134
Enhanced Income Fund	$464	$594	$703	$165		$28	$9
Core Fixed Income Fund	$5,621	$5,524	$5,448	$413		$397	$389
U.S. Fixed Income Fund	$2,315	$2,446	$2,510	$112		$122	$155
High Yield Bond Fund	$6,905	$7,253	$8,114	$756		$946	$1,105
Real Return Fund	$696	$776	$587	$0		$0	$81
Multi-Strategy Alternative Fund	$381	$798	$1,097	$3,430	**	$3,882	$4,599

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers for the fiscal years ended September 30, 2011, 2012 and 2013:

	Sub-Advisory Fees Paid (000)			Sub-Advisory Fees Waived (000)
Fund*	2011	2012	2013	2011	2012	2013
Large Cap Fund	$3,211	$3,199	$3,103	$0	$0	$0
Large Cap Value Fund	$2,354	$2,218	$1,819	$0	$0	$0
Large Cap Growth Fund	$3,322	$2,890	$2,820	$0	$0	$0
Tax-Managed Large Cap Fund	$3,076	$3,527	$3,686	$0	$0	$0
Small Cap Fund	$1,132	$1,133	$1,399	$0	$0	$0
Small Cap Value Fund	$2,525	$1,994	$1,472	$0	$0	$0
Small Cap Growth Fund	$1,786	$1,466	$1,400	$0	$0	$0
Tax-Managed Small/Mid Cap Fund	$1,184	$1,178	$1,268	$0	$0	$0
Mid-Cap Fund	$450	$306	$351	$0	$0	$0
U.S. Managed Volatility Fund	$1,023	$1,274	$783	$0	$0	$0
Global Managed Volatility Fund	$1,060	$1,534	$2,680	$0	$0	$0
Tax-Managed Managed Volatility Fund	$553	$752	$520	$0	$0	$0
Real Estate Fund	$766	$810	$923	$0	$0	$0
Enhanced Income Fund	$360	$361	$437	$0	$0	$0
Core Fixed Income Fund	$2,330	$2,292	$2,264	$0	$0	$0
U.S. Fixed Income Fund	$991	$1,045	$1,056	$0	$0	$0
High Yield Bond Fund	$4,548	$4,729	$5,277	$0	$0	$0
Real Return Fund	$284	$316	$165	$0	$0	$0
Multi-Strategy Alternative Fund	$0	$329	$528	$0	$0	$0

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

For the fiscal years ended September 30, 2011, 2012 and 2013, SIMC paid LSV Asset Management, which is an affiliated person of SIMC, as follows:

	Sub Advisory Fees Paid (000)			Sub Advisory Fees Waived (000)
Fund*	2011	2012	2013	2011	2012	2013
Large Cap Fund	$331	$328	$379	$0	$0	$0
Large Cap Value Fund	$564	$512	$447	$0	$0	$0
Tax-Managed Large Cap Fund	$361	$339	$430	$0	$0	$0
Small Cap Value Fund	$481	$347	$358	$0	$0	$0
Tax-Managed Managed Volatility Fund	$214	$374	$575	$0	$0	$0
U.S. Managed Volatility Fund	$386	$627	$819	$0	$0	$0

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

The Sub-Advisers

ACADIAN ASSET MANAGEMENT LLC—Acadian Asset Management LLC ("Acadian") serves as a Sub-Adviser to a portion of the assets of the Global Managed Volatility Fund. Acadian was founded in 1986 and is a subsidiary of Old Mutual Asset Managers (US) LLC, which is an indirect wholly owned subsidiary of Old Mutual plc. Old Mutual plc is a publicly traded company listed on the U.K. and South African stock exchanges.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds. As of June 30, 2014, AllianceBernstein Holding L.P. owned approximately 36.0% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 63.6% economic interest in AllianceBernstein.

ANALYTIC INVESTORS, LLC—Analytic Investors, LLC ("Analytic") serves as a Sub-Adviser to a portion of the assets of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. Analytic, a majority owned subsidiary of Old Mutual Assets Managers (US) LLC, was founded in 1970.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds. AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. ("AQR LP"), which has no activities other than holding the interests of AQR Holdings. Clifford Asness may be deemed to control AQR indirectly through his significant ownership of AQR LP.

ARES MANAGEMENT LLC—Ares Management LLC ("Ares LLC") serves as a Sub-Adviser to a portion of the assets of the Enhanced Income and High Yield Bond Funds. Ares LLC is registered with the United States Securities and Exchange Commission ("SEC"). Founded in 1997, Ares LLC manages four distinct but complementary and integrated groups that invest in the tradable credit, direct lending, real estate and private equity markets and have the ability to invest in all levels of a company's capital structure—from senior debt to common equity. Ares LLC, a Delaware limited liability company, is a subsidiary of Ares Management, L.P. ("Ares LP"), which is a publicly traded and leading global alternative investment manager. Its common units are traded on the New York Stock Exchange under the ticker symbol ARES.

AJO, LP—AJO, LP ("AJO"), serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. AJO is wholly owned by its 17 limited partners. Theodore R. Aronson is Managing Principal of AJO.

ARTISAN PARTNERS LIMITED PARTNERSHIP—Artisan Partners Limited Partnership ("Artisan") serves as a Sub-Adviser to a portion of the assets of the Small Cap Value Fund. Artisan is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc., a publicly traded Delaware corporation.

BENEFIT STREET PARTNERS L.L.C.—Benefit Street Partners L.L.C. ("Benefit Street") serves as Sub-Adviser to the High Yield Bond Fund. Benefit Street is an investment manager created by the principals of Providence Equity Capital Markets L.L.C. ("PECM"), which is the debt investment arm of Providence Equity Partners L.L.C. ("PEP"). The principal owners of Benefit Street are (i) Jonathan M. Nelson, through Providence Equity L.L.C. and (ii) Thomas Gahan, through BSP Holdco, LLC.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC—Brandywine Global Investment Management, LLC ("Brandywine Global") serves as a Sub-Adviser to a portion of the assets of the Large Cap Value Fund. Brandywine Global, founded in 1986, is a wholly owned, but independently operated subsidiary of Legg Mason Inc., retaining complete investment autonomy and control over management, investment, and employment decisions.

BRIGADE CAPITAL MANAGEMENT, LP—Brigade Capital Management, LP ("Brigade") serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Brigade is a Delaware limited partnership and an SEC-registered investment adviser, and Donald E. Morgan III is the managing partner of Brigade.

BROWN ADVISORY LLC—Brown Advisory LLC ("Brown Advisory") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. Brown Advisory is the principal investment arm of Brown Advisory Management, LLC. Brown Advisory is a limited liability company.

CENTERSQUARE INVESTMENT MANAGEMENT, INC.—CenterSquare Investment Management, Inc. ("CenterSquare"), formerly known as Urdang Securities Management Inc, serves as a Sub-Adviser to a portion of the assets of the Real Estate Fund. CenterSquare, founded in 1995, manages real estate securities portfolios and is a wholly owned subsidiary of CenterSquare Investment Management Holdings, Inc. ("CSIMH"), an investor in and manager of public, private, global, and U.S.-only real estate investment strategies. CSIMH, in turn, is a wholly owned subsidiary of the Bank of New York Mellon.

DELAWARE INVESTMENTS FUND ADVISERS, A SERIES OF DELAWARE MANAGEMENT BUSINESS TRUST—Delaware Investments Fund Advisers ("DIFA"), a series of Delaware Management Business Trust ("DMBT"), serves as a Sub-Adviser to a portion of the assets of the High Yield Bond Fund. Sub-advisory services were transitioned from Delaware Management Company ("DMC") to DIFA, an affiliate of DMC and a series of DMBT, in May 2013. DMBT is a subsidiary of Delaware Management Holdings, Inc. ("DMHI"). DMHI is a subsidiary and subject to the ultimate control of Macquarie Group, Limited ("Macquarie"). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the High Yield Bond Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the High Yield Bond Fund, the repayment of capital from the High Yield Bond Fund or any particular rate of return.

FIDUCIARY MANAGEMENT ASSOCIATES, LLC—Fiduciary Management Associates, LLC ("FMA") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap Value Funds. FMA is an independent employee-owned firm. Approximately two-thirds of the firm's equity is woman- and minority-owned. FMA was founded in October 1980 and has been 100% employee-owned since 2002. In addition to the Small Cap and Small Cap Value Funds, FMA also manages separate account portfolios for a national client base that includes corporate pension funds, foundations and endowments, and public pension funds. As of June 30, 2014, FMA had approximately $1.56 billion under management.

INTECH INVESTMENT MANAGEMENT LLC—INTECH Investment Management LLC ("INTECH") serves as a Sub-Adviser to a portion of the assets of the Large Cap Growth Fund. Janus Capital Group Inc. indirectly owns approximately 97% of INTECH, and the remainder of INTECH is owned by its current and former employees. INTECH was founded in 1987.

INTEGRITY ASSET MANAGEMENT, LLC—Integrity Asset Management, LLC ("Integrity") serves as a Sub-Adviser to a portion of the assets of the Small Cap Fund. Integrity was founded in 2003 and is a wholly owned subsidiary of Munder Capital Management.

JACKSON SQUARE PARTNERS, LLC—Jackson Square Partners, LLC ("JSP"), located at 101 California Street, Suite 3750, San Francisco, California 94111, serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. JSP is owned by California Street Partners, LLC (representing the JSP investment team's ownership of JSP) and Delaware Investments. JSP may be deemed to be an affiliate of (i) Delaware Investments, Delaware Investments Advisory Services, Delaware Management Company, Delaware Investment Advisers , Delaware Investments Fund Advisers,

Delaware Capital Management, the Delaware Investments® Family of Funds, and Delaware Distributors, L.P. (collectively, the "Delaware Affiliates"); and (ii) California Street Partners LLC. The Delaware Affiliates, with the exception of the Delaware Investments® Family of Funds, are part of the Macquarie Group which is a global provider of banking, financial, advisory, investment and funds management services.

JANUS CAPITAL MANAGEMENT LLC—Janus Capital Management LLC ("Janus") serves as a Sub-Adviser to a portion of the assets of the Small Cap Growth Fund. Janus (together with its predecessors) has served as an investment adviser since 1969 and currently serves as investment adviser or sub-adviser to separately-managed accounts and mutual funds as well as commingled pools or private funds and wrap fee accounts. Janus is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus, with the remaining 5% held by Janus Management Holdings Corporation.

JENNISON ASSOCIATES LLC—Jennison Associates LLC ("Jennison") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. Jennison (including its predecessor, Jennison Associates Capital Corp.) is a registered investment advisor founded in 1969. Jennison, a Delaware limited liability company, is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a direct, wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly owned subsidiary of Prudential Financial, Inc.

J.P. MORGAN INVESTMENT MANAGEMENT INC.—J.P. Morgan Investment Management Inc. ("JPMIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds. JPMIM is a registered investment adviser and an indirect, wholly owned subsidiary of JPMorgan Chase & Co.

LAZARD ASSET MANAGEMENT LLC—Lazard Asset Management LLC ("Lazard") serves as a Sub-Adviser to a portion of the assets of the Large Cap Value Fund. Lazard is a Delaware limited liability company. It is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company. Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange.

LEE MUNDER CAPITAL GROUP, LLC—Lee Munder Capital Group, LLC ("LMCG") serves as a Sub-Adviser to a portion of the assets of the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. LMCG was founded in 2000. As of July 21, 2009, City National Corporation ("CNC"), the parent company of City National Bank, holds a majority interest in LMCG. LMCG is an affiliate of Convergent Capital Management LLC, the Chicago-based asset management holding company that CNC acquired in 2003.

LSV ASSET MANAGEMENT—LSV Asset Management ("LSV") serves as a Sub-Adviser to a portion of the assets of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The general partners of LSV developed a quantitative value investment philosophy that has been used to manage assets since 1994. LSV is organized as a Delaware general partnership. An affiliate of SIMC owns an interest in LSV.

MARTINGALE ASSET MANAGEMENT LP—Martingale Asset Management LP ("Martingale") serves as a Sub-Adviser to a portion of the assets of the Small Cap Value Fund. Martingale is a limited partnership. Martingale Asset Management Corporation is the general partner of Martingale.

METROPOLITAN WEST ASSET MANAGEMENT LLC—Metropolitan West Asset Management LLC ("MetWest") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. MetWest, founded in 1996, is a wholly owned subsidiary of The TCW Group, Inc.

MONTIBUS CAPITAL MANAGEMENT LLC—Montibus Capital Management LLC ("MCM"), formerly known as Timberline Asset Management LLC, serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap Growth Funds. MCM, a Delaware limited liability company, was founded in 2006 and registered with the SEC in 2007. MCM is an affiliate of Stifel Financial Corp. ("Stifel"), a public company traded on the New York Stock Exchange under the symbol SF, and is 65% owned by Thomas Weisel Asset

Management LLC ("TWAM") and 35% owned by employees. TWAM is a wholly owned subsidiary of Thomas Weisel Partners Group, Inc., which is in turn a wholly owned subsidiary of Stifel. No shareholder holds 25% or more of Stifel.

PARAMETRIC PORTFOLIO ASSOCIATES LLC—Parametric Portfolio Associates LLC ("Parametric") serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds. Eaton Vance Corp., through its wholly-owned subsidiaries Eaton Vance Acquisitions and EVA Holdings LLC, maintains voting control of Parametric and Profit and Capital interests of 92% and 97%, respectively. Former and current employees of Parametric and its wholly-owned subsidiary Parametric Risk Advisors LLC, through ownership in Parametric Portfolio LP, maintain an indirect Profit and Capital ownership interest in Parametric Portfolio LP of 8% and 3%, respectively.

QUANTITATIVE MANAGEMENT ASSOCIATES LLC—Quantitative Management Associates LLC ("QMA") serves as a Sub-Adviser to a portion of the assets of the Mid-Cap Fund. QMA is a direct, wholly owned subsidiary of Prudential Investment Management, Inc., which is a wholly owned subsidiary of Prudential Asset Management Holding Company LLC, which in turn is wholly owned by Prudential Financial, Inc. QMA is a New Jersey limited liability company that was formed in 2003.

ROBECO INVESTMENT MANAGEMENT, INC.—Robeco Investment Management, Inc. ("RIM") serves as a Sub-Adviser to a portion of the assets of the Small Cap and Small Cap Value Funds. RIM is a wholly owned subsidiary of the Dutch investment management firm Robeco Group N.V., which in turn is majority owned by Orix Corporation.

SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED—Security Capital Research & Management Incorporated ("Security Capital") serves as a Sub-Adviser to a portion of the assets of the Small Cap Value and Real Estate Funds. Security Capital is an indirect, 100% owned subsidiary of JPMorgan Chase & Co.

WADDELL & REED INVESTMENT MANAGEMENT CO—Waddell & Reed Investment Management Co ("WRIMCO") serves as a Sub-Adviser to a portion of the assets of the Large Cap and Tax-Managed Large Cap Funds. WRIMCO, a subsidiary of Waddell & Reed, Inc., which is a subsidiary of Waddell and Reed Financial Services, Inc., which in turn is a subsidiary of Waddell and Reed Financial, Inc., is incorporated in the state of Kansas and was founded and registered with the SEC in 1991. WRIMCO has several affiliations and subsidiaries, all of which are wholly owned by parent companies. There are no principal owners of the public company with greater than 25% ownership.

WELLINGTON MANAGEMENT COMPANY, LLP—Wellington Management Company, LLP ("Wellington Management"), a Massachusetts limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210, serves as a Sub-Adviser to a portion of the assets of the Tax-Managed Small/Mid Cap and Enhanced Income Funds. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. On or about January 1, 2015, investment advisory services will be provided by Wellington Management Company LLP, a Delaware limited liability partnership.

WELLS CAPITAL MANAGEMENT INCORPORATED—Wells Capital Management Incorporated ("WellsCap") serves as a Sub-Adviser to the Core Fixed Income and U.S. Fixed Income Funds. WellsCap became a subsidiary of Wells Fargo Bank in 1996 and was formed from existing institutional investment management teams that had been in place since 1981.

WESTERN ASSET MANAGEMENT COMPANY—Western Asset Management Company ("Western Asset") serves as a Sub-Adviser to a portion of the assets of the Core Fixed and U.S. Fixed Income Funds. Western Asset is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland. Western Asset was founded in 1971 and specializes in the management of fixed income funds.

WESTERN ASSET MANAGEMENT COMPANY LIMITED—Western Asset Management Company Limited ("Western Asset Limited") serves as a Sub-Adviser to a portion of the assets of the Core Fixed Income and U.S. Fixed Income Funds. Western Asset Limited is a wholly owned subsidiary of Legg Mason, Inc., a financial services company located in Baltimore, Maryland.

WILLIAM BLAIR & COMPANY L.L.C.—William Blair & Company L.L.C. ("William Blair") serves as a Sub-Adviser to a portion of the assets of the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. William Blair, founded in 1935, is a limited liability company, 100% owned by its employees. The legal structure is a limited liability company, 100% owned by WBC Holdings, L.P., a limited partnership.

Portfolio Management

SIMC

Compensation. SIMC compensates each portfolio manager for his management of the High Yield Bond, Real Return, and Multi-Strategy Alternative Funds. Each portfolio manager's and investment analyst's compensation consists of a combination of a fixed annual salary, a discretionary annual bonus, and in some instances an annual long-term incentive grant. Twenty percent of each portfolio manager's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC.

With respect to Mr. Aniloff, the remaining percentage of his compensation is based upon several performance factors. Sixty four percent of this compensation is based upon the High Yield Bond Fund's 1 and 3 year alpha target. Twenty percent is based on a 3 year measurement of sub-adviser and underlying fund performance. The remaining sixteen percent of this compensation is based upon the Fixed Income Asset class performance as a percentage of the Fund's alpha target.

With respect to Mr. Teslic, the remaining percentage of his compensation is based upon the performance of SEI's alternative funds. This percentage is calculated on the SEI alternative funds 1 and 3 year alpha target.

With respect to Mr. Simko, the remaining percentage of his compensation is based upon several performance factors. Seventy percent of this compensation is based upon his performance versus an active pool account performance as a percentage of the Real Return Fund's alpha target. The remaining thirty percent of this compensation is based upon a variety of performance factors in which sixty percent is based on the percentage of SEI's largest products (core products) that beat (pre-tax) their respective benchmarks over a 1 year period and the other forty percent is tied to sales targets and assets under management over a one year period.

Ownership of Fund Shares. As of July 31, 2014, the portfolio managers beneficially owned shares of the High Yield Bond, Real Return and Multi-Strategy Alternative Funds through their 401(k) plans, as follows:

Portfolio Manager	Dollar Range of Fund Shares
David S. Aniloff	$1-$10,000
Srdjan Teslic	None
Sean Simko	$50,001-$100,000
Tim Sauermelch, CFA	None

Other Accounts. As of July 31, 2014, in addition to the High Yield Bond, Real Return and Multi-Strategy Alternative Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, approximately as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
David S. Aniloff, CFA	1	$2,197,157	1	$1,370,000	0	$0
Srdjan Teslic	0	$0	0	$0	0	$0
Sean P. Simko	2	$640,677	1	$2,500,000	3,000	$4,000,000
Tim Sauermelch, CFA	2	$640,677	0	$0	20	$115,000

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with their day-to-day management of the High Yield Bond, Real Return and Multi-Strategy Alternative Funds' investments. The other accounts might have similar investment objectives as the High Yield Bond, Real Return and Multi-Strategy Alternative Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the High Yield Bond, Real Return and Multi-Strategy Alternative Funds.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the High Yield Bond, Real Return and Multi-Strategy Alternative Funds. Because of their positions with the High Yield Bond, Real Return and Multi-Strategy Alternative Funds, the portfolio managers know the size, timing and possible market impact of High Yield Bond, Real Return and Multi-Strategy Alternative Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the High Yield Bond, Real Return and Multi-Strategy Alternative Funds. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio managers' management of the High Yield Bond, Real Return and Multi-Strategy Alternative Funds and the other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the High Yield Bond, Real Return and Multi-Strategy Alternative Funds. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the High Yield Bond, Real Return and Multi-Strategy Alternative Funds. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the High Yield Bond, Real Return and Multi-Strategy Alternative Funds, such an approach might not be suitable for the High Yield Bond, Real Return and Multi-Strategy Alternative Funds given their investment objectives and related restrictions.

Acadian

Compensation. SIMC pays Acadian a fee based on the assets under management of the Global Managed Volatility Fund as set forth in an investment sub-advisory agreement between Acadian and SIMC. Acadian pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Global Managed Volatility Fund. The following information relates to the period ended July 31, 2014.

Compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership.

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses. Bonuses are tied directly to the individual's contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth and overall firm performance. Since portfolio management is a team approach, investment team members' compensation is not linked to the performance of specific accounts but rather to the individual's overall contribution to the success of the team and the firm's profitability.

Ownership of Fund Shares. As of July 31, 2014, Acadian's portfolio managers did not beneficially own any shares of the Global Managed Volatility Fund.

Other Accounts. As of July 31, 2014, in addition to the Global Managed Volatility Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Ryan Taliaferro	11		$5,473	60	$17,661	144	$46,373
	1	*	$1,526	7	$1,813	17	$8,939
Mark Birmingham	11		$5,473	60	$17,661	144	$46.373
	1	*	$1,526	7	$1,813	17	$8,939

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Investment professionals listed above function as part of a core equity team of 24 portfolio managers and are not segregated along product lines or by client type. These portfolio managers worked on all core equity products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Global Managed Volatility Fund, which may have different investment guidelines and objectives. In addition to the Global Managed Volatility Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts. An investment opportunity may be suitable for the Global Managed Volatility Fund as well as for any of the other managed accounts. However, the investment may not be available in sufficient quantity for all of the accounts to participate fully. In addition, there may be limited opportunity to sell an investment held by the Global Managed Volatility Fund and the other accounts. The other accounts may have similar investment objectives or strategies to the Global Managed Volatility Fund, may track the same benchmarks or indexes that the Global Managed Volatility Fund tracks and may sell securities that are eligible to be held, sold or purchased by the Global Managed Volatility Fund. A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities. A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Global Managed Volatility Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse effect on the value of the holdings within another account, including the Global Managed Volatility Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis. Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds. The following information relates to the period ended June 30, 2014.

The firm's compensation program for portfolio managers and research analysts is designed to align with clients' interests, emphasizing each professional's ability to generate long-term investment success for our clients, including shareholders of the Fund. We also strive to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan ("ICAP"). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount and allocation of contributions to the 401(k) plan are determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain our best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success. These components differ for each group.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in a Fund's Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to AllianceBernstein's investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. We perform detailed attribution analysis of all portfolios and track each analyst's contribution to that performance. We also focus on the analysts' effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst's communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst's ability to effectively communicate research recommendations and involvement in building the firm's research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support our mission to be the most trusted advisor to our clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

Ownership of Fund Shares. As of June 30, 2014, AllianceBernstein's portfolio managers did not beneficially own any shares of the Small Cap, Small Cap Growth or Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of June 30, 2014, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Bruce K. Aronow, CFA	33	$5,333	30	$205	33		$4,287
	0	$0	0	$0	4	*	$660
N. Kumar Kirpalani, CFA	31	$5,232	29	$203	30		$3,964
	0	$0	0	$0	4	*	$660
Samantha S. Lau, CFA	31	$5,232	29	$203	30		$3,964
	0	$0	0	$0	4	*	$660
Wen-Tse Tseng	31	$5,232	29	$203	30		$3,964
	0	$0	0	$0	4	*	$660

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or that is recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional or investment professional teams for the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

Allocating Investment Opportunities. In addition, the investment professional or investment professional teams may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein would have an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

Analytic

Compensation. SIMC pays Analytic a fee based on the assets under management of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds as set forth in an investment sub-advisory agreement between Analytic and SIMC. Analytic pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. The following information relates to the period ended June 30, 2014.

Analytic's compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual's contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers' base salaries are typically reviewed on an annual basis determined by each portfolio manager's anniversary date of employment. Discretionary bonuses are determined annually upon analysis of information from the prior calendar year. Profit incentives are allocated on an annual basis. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic's net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Ownership of Fund Shares. As of June 30, 2014, the portfolio managers did not beneficially own any shares of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds.

Other Accounts. As of June 30, 2014, in addition to the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds, Analytic's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Dennis Bein	4	$1,727.9	18		$1,677.6	22		$4,093.4
	0	$0	2	*	$118.6	2	*	$288.6
Harindra de Silva, Ph.D.	6	$1,942.0	18		$1,677.6	25		$4,378.6
	0	$0	2	*	$118.6	2	*	$288.6
Ryan Brown	3	$1,621.3	4		$319.1	16		$2,992.2
	0	$0	2	*	$118.6	1	*	$254.6
David Krider	1	$106.5	14		$1,358.5	7		$1,101.3
	0	$0	0		$0	1	*	$34.0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Analytic's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Analytic's portfolio managers include their own accounts, the accounts of their families, the account of any entity in which they have a beneficial interest or the accounts of others for whom they may provide investment advisory, brokerage or other services. The other accounts might have similar investment objectives as the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Analytic does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Analytic believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' day-to-day management of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. Because of their positions with the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. However, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Analytic's portfolio managers' management of the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed

Volatility Funds. This conflict of interest may be exacerbated to the extent that Analytic or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is Analytic's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Analytic has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds, such securities might not be suitable for the U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds given their investment objectives and related restrictions.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds. The following information relates to the period ended June 30, 2014.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership, and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed by AQR. There is no direct linkage between performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increases revenues.

Ownership of Fund Shares. As of June 30, 2014, AQR's portfolio managers did not beneficially own any shares of the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds.

Other Accounts. As of June 30, 2014, AQR's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Clifford S. Asness, Ph.D., M.B.A.	30	$17.36	35		$11.36	61		$25.52
	0	$0	34	*	$11.05	18	*	$8.33
Jacques A. Friedman, M.S.	31	$11.26	26		$8.66	85		$38.10
	0	$0	24	*	$7.89	25	*	$9.88
Ronen Israel, M.A.	25	$11.79	36		$13.83	52		$23.39
	0	$0	33	*	$12.71	15	*	$8.45
Lars N, Nielsen, M.Sc.	30	$11.79	34		$9.50	64		$29.75
	0	$0	32	*	$8.68	18	*	$8.35

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds. Because of their positions with the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds, the portfolio managers know the size, timing and possible market impact of the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds' trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds.

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds and other accounts managed by AQR, but may not be available in sufficient quantities for the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Large Cap, Tax-Managed Large Cap, Small Cap and/or Small Cap Growth Funds.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Large Cap, Tax-Managed Large Cap, Small Cap and Small Cap Growth Funds and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Ares LLC

Compensation. SIMC pays Ares LLC a fee based on the assets under management of the Enhanced Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between Ares LLC and SIMC. Ares LLC pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Enhanced Income and High Yield Bond Funds. The following information relates to the period ended June 30, 2014.

Among other Ares LP partners and owners, Mr. Brufsky receives a share of Ares LP's net income that is distributed to its investors quarterly. Messrs. Cascella's and Leupp's performance is reviewed by Mr. Brufsky and other members of management and their compensation, as well as that of other investment professionals, is determined pursuant to an annual review in December. Investment professional reviews focus primarily on credit analysis and communication, including new recommendations, quarterly updates, contributions to industry strategy and relative value assessments. The annual performance of each investment professional's recommendations is also compared to the performance of the underlying portfolio securities within their areas of industry coverage for the year in review. While compensation varies across the firm depending on the experience level and responsibility, investment professionals' compensation is composed of a fixed base salary as well as an annual bonus. Also, the portfolio managers and certain senior investment professionals participate in a co-investment program, investing their own money into the various fund vehicles, which effectively ties their compensation to their performance as well as the performance of those funds.

Ownership of Fund Shares. As of June 30, 2014, Ares LLC's portfolio managers did not beneficially own any shares of the Enhanced Income or High Yield Bond Funds.

Other Accounts. As of June 30, 2014, in addition to the Enhanced Income and High Yield Bond Funds, Ares LLC's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Ares Management Team (Seth Brufsky, Americo Cascella and John Leupp)	7	$2,207	35		$21,874	27		$8,218
	0	$0	31	*	$20,188	13	*	$4,029

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Ares LLC's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Enhanced Income or High Yield Bond Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Enhanced Income or High Yield Bond Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Enhanced Income or High Yield Bond Funds. Ares LLC does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, Ares LLC believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of Ares LLC's portfolio managers' day-to-day management of the Enhanced Income and High Yield Bond Funds. Because of their positions with the Enhanced Income and High Yield Bond Funds, the portfolio managers know the size, timing and possible market impact of the Enhanced Income and High Yield Bond Fund trades. It is possible that Ares LLC's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Enhanced Income or High Yield Bond Funds. However, Ares LLC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of Ares LLC's portfolio managers' management of the Enhanced Income and High Yield Bond Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Enhanced Income or High Yield Bond Funds. This conflict of interest may be exacerbated to the extent that Ares LLC or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (many of which receive a base and incentive fee) than from the Enhanced Income or High Yield Bond Funds. Notwithstanding this potential conflict of interest, it is Ares LLC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Ares LLC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while Ares LLC's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Enhanced Income or High Yield Bond Funds, such securities might not be suitable for the Enhanced Income or High Yield Bond Funds given their investment objectives and related restrictions.

AJO

Compensation. SIMC pays AJO a fee based on the assets under management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds as set forth in the investment sub-advisory agreement between AJO and SIMC. AJO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The following information relates to the period ended June 30, 2014.

Each of AJO's portfolio managers is a principal of the firm. All principals are compensated through a fixed salary, equity-based cash distributions and merit-based cash bonuses. Each calendar year-end, the managing partner of AJO, in consultation with the other senior partners, determines the bonus amount for each portfolio manager. Bonuses can be a significant portion of a portfolio manager's overall compensation.

Bonus amounts are generally based on the following factors: net revenues and cash position of AJO, ownership percentage of the portfolio manager and overall contributions of the portfolio manager to the operations of AJO. Although many of the firm's fee arrangements are performance-based, no individual's compensation is directly tied to account performance or to the value of the assets held in particular funds or even to firm-wide assets. Portfolio managers may also be awarded non-cash compensation in the form of increased ownership in the firm.

Ownership of Fund Shares. As of June 30, 2014, AJO's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds.

Other Accounts. As of June 30, 2014, in addition to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, AJO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Theodore R. Aronson, CFA, CIC; Stefani Cranston, CFA, CPA; Gina Marie N. Moore, CFA; Martha E. Ortiz, CFA, CIC; Gregory J. Rogers, CFA; R. Brian Wenzinger, CFA; and Christopher J. W. Whitehead, CFA	13		$3,493.73	16		$3,163.82	86		$16,084.15
	1	*	$156.96	1	*	$81.67	45	*	$6,741.90

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. AJO's portfolio managers' management of the other accounts referenced above may give rise to potential conflicts of interest in connection with their management of the investments of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds alongside other accounts. The other accounts managed by AJO's portfolio managers include those referenced above. The other accounts might have similar investment objectives as the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, AJO does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, AJO believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise because AJO's portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Fund trades. It is possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. However, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of AJO's portfolio managers' management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that AJO or its portfolio managers receive, or expect to receive, greater compensation from their management of other accounts than from the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is AJO's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, AJO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, such securities might not be suitable for the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds given their investment objectives and related restrictions.

Artisan

Compensation. SIMC pays Artisan a fee based on the assets under management of the Small Cap Value Fund as set forth in an investment sub-advisory agreement between Artisan and SIMC. Artisan pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value Fund. The following information relates to the period ended June 30, 2014.

Artisan portfolio managers are compensated through a fixed base salary or similar payment and a subjectively-determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm's fee revenues generated by all accounts included within the manager's investment strategies, including the Small Cap Value Fund. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan based on assets under management. Artisan bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because the firm believes that this method aligns its portfolio managers' interests more closely with the long-term interests of clients.

Artisan portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all salaried associates of the firm. All of Artisan's portfolio managers have or are expected to have, over a reasonable time, equity interests in the firm.

Ownership of Fund Shares. As of June 30, 2014, Artisan's portfolio managers did not beneficially own any shares of the Small Cap Value Fund.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Value Fund, Messrs. Satterwhite, Kieffer, Sertl and Kane were responsible for the day-to-day management of certain other accounts. These accounts are as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Scott C. Satterwhite	7	$17.64	5	$741.39	31		$3,106.04
	0	$0	0	$0	1	*	$76.55
James C. Kieffer	7	$17.64	5	$741.39	31		$3,106.04
	0	$0	0	$0	1	*	$76.55
George O. Sertl, Jr.	7	$17.64	5	$741.39	31		$3,106.04
	0	$0	0	$0	1	*	$76.55
Daniel L. Kane	7	$17.64	5	$741.39	31		$3,106.04
	0	$0	0	$0	1	*	$76.55

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Artisan's U.S. value investment team, led by Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane, manages portfolios for multiple clients (Messrs. Satterwhite, Kieffer, Sertl and Kane manage portfolios for multiple clients within three investment strategies—small cap value, mid cap value and value equity). These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan, its portfolio managers and its other personnel might conflict with the interests of the Small Cap Value Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each Artisan strategy, including the Small Cap Value Fund, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment team benefit all clients within the particular strategy. Artisan's administrative and operational personnel divide their time among services to the Small Cap Value Fund and other client accounts.

Restrictions on Activities. Artisan generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner.

To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan invests on behalf of all of its client accounts, Artisan generally does not accept accounts subject to restrictions that Artisan believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan. From time to time, clients in a particular investment strategy, including the Small Cap Value Fund, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan or has another business relationship with Artisan or its affiliates. Artisan has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan does not permit investment by client accounts or persons covered by Artisan's Code of Ethics in securities of any issuer of which an Artisan staff member is a director, except that such staff member may purchase and sell that company's securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Small Cap Value Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan's investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan's investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team's order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan's proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Small Cap Value Fund, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts: (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan's proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy ("cross holdings") due to the overlap of their investment universes. "Same way" transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan's written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the order management system will prompt the traders with a warning providing the trade details. Traders will then collaborate to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan and are included in Artisan's compliance program.

Short Selling. Artisan has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client's account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan has an obligation to seek best execution for clients—that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan's investment decisions for the benefit of its clients. Subject to Artisan's duty to seek best execution, selection of broker-dealers is affected by Artisan's receipt of research services.

Client commissions are used: (i) to acquire third party research, including the eligible portion of certain "mixed use" research products; and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers' traders and analysts, access to conferences and company managements and the provision of market information.

When Artisan receives research products and services in return for client brokerage, it relieves Artisan of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to Artisan to select a particular broker-dealer or electronic communication network ("ECN") that will provide it with research products or services. However, Artisan chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Small Cap Value Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan pays for such products and services from its own funds).

A number of Artisan's clients, including the Small Cap Value Fund, participate in commission recapture arrangements, pursuant to which Artisan is directed to use or otherwise cause commissions to be paid to one or more of a client's designated commission recapture broker-dealers subject to Artisan's duty to seek best execution. Those client directions generally require that Artisan execute transactions generating a target percentage of commissions paid by the client's account with one or more of the client's recapture broker-dealers. Artisan tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm's investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan. Largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan has adopted written procedures with respect to soft dollars and commission recapture.

Proprietary and Personal Investments and Code of Ethics. Artisan's proprietary investments and personal investments by Artisan personnel ("proprietary accounts") also may present potential conflicts of interest with Artisan's clients, including the Small Cap Value Fund. Artisan from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan's clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan's Code of Ethics, which generally provides that personnel of Artisan may not take personal advantage of any information that they may have concerning Artisan's current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibits personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 days. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds typically have their own policies and procedures related to short-term trading activity.

In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan's compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics prohibits the purchase and sale of securities to and from client accounts. The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan's clients.

Fees. Like the fees Artisan receives from SIMC for its services as a Sub-Adviser to the Small Cap Value Fund, the fees Artisan receives as compensation from other client accounts are typically calculated as a percentage of the client's assets under management. However, Artisan may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on Artisan's actual performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2014, Artisan had three separate accounts with performance-based fees encompassing all of its investment strategies. One of the separate accounts with performance-based fees is in Artisan's U.S. small cap value strategy. Although Artisan may have an incentive to manage the assets of accounts with performance-based fees differently from its other accounts, Artisan believes that potential conflict is effectively controlled by Artisan's procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Benefit Street

Compensation. SIMC pays Benefit Street a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Benefit Street and SIMC. Benefit Street pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended June 30, 2014.

Benefit Street, PECM, PEP or any of their affiliates (together with such affiliates, "Providence") maintain competitive compensation policies that are in line with industry standards for similarly-sized credit funds. The portfolio managers of the High Yield Bond Fund are compensated with a base salary and performance related bonus based on both the individual's performance and the High Yield Bond Fund's performance. While certain indices may be considered when considering a portfolio manager's compensation, specific benchmarks or periods of time are not necessarily used to calculate a portfolio manager's compensation.

Other factors considered when determining a portfolio manager's compensation include, without limitation, contribution to business results and overall business strategy, success of marketing/business development efforts and client servicing, seniority/length of service with the firm, and management and supervisory responsibilities. In addition, the portfolio managers may have capital and carried interest directly or indirectly in the general partners of other Providence sponsored credit funds.

Ownership of Fund Shares. As of June 30, 2014, Benefit Street's managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2014, Benefit Street's portfolio managers were responsible for the day-to-day management of certain other accounts (which do not include the High Yield Bond Fund), as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Gahan	0	$0	13		$7,409.7	2		$153.3
	0	$0	13	*	$7,409.7	2	*	$153.3
Michael Paasche	0	$0	11		$7,409.7	0		$0
	0	$0	11	*	$7,409.7	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  Benefit Street utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Certain of the other funds listed above are managed by affiliates of Benefit Street. The total assets for the other funds include the sum of the net asset value of the applicable funds and uncalled commitments (including recallable amounts).

Conflicts of Interest. Benefit Street's individual portfolio managers may manage multiple client accounts. These other accounts may include separate accounts, pooled investment vehicles, other registered investment companies or offshore funds. Each client account may pursue investment opportunities similar to those pursued by another client account or by client accounts of Benefit Street's affiliates. The allocation of investment opportunities will be determined by Benefit Street and its affiliates in their good faith judgment and in accordance with, among other things, Benefit Street's policies and procedures regarding allocating investment opportunities, individual account investment guidelines, and the organizational documents or advisory agreements of the relevant client accounts. Allocation decisions can raise conflicts, for example, if the client accounts have different fee structures. Subject to applicable investment objectives and guidelines, Benefit Street and its affiliates generally allocate investment opportunities on a pro-rata basis among eligible client accounts based upon the current available capital of each such investment vehicle. In addition, certain investment opportunities are allocated using certain factors such as risk factors and/or diversification, client account investment restrictions, currency or other exposures, current portfolio composition (including current cash available), whether the client account has an existing investment in the portfolio company, as well as the client account's phase in its life cycle (for example, certain opportunities may be over-allocated or under-allocated to a client account during the beginning or the end of its investment cycle).

Benefit Street may establish one or more additional investment funds with investment objectives substantially similar to, or different from, those of the current client accounts. Allocation of available investment opportunities between the current client accounts and any such investment fund could give rise to conflicts of interest. In addition, it is expected that employees of Benefit Street responsible for managing a particular client account will have responsibilities with respect to other client accounts and client accounts managed by Benefit Street's affiliates, including funds that may be established in the future. Conflicts of interest may arise in allocating time, services or functions of these employees between client accounts.

Benefit Street, its affiliates, and officers, principals or employees of Benefit Street and its affiliates may buy or sell securities or other instruments that Benefit Street has recommended to client accounts, including the High Yield Bond Fund. In addition, such officers, principals or employees may buy securities in transactions offered to but rejected by clients. Such transactions are subject to the policies and procedures set forth in Benefit Street's Code of Ethics. Benefit Street, its affiliates, and their employees are prohibited from "front running" (i.e., purchasing a security for a personal account while knowing that a client account is about to purchase the same security, and then selling the security at a profit upon the rise in the market price following the purchase by the client account). They are similarly prohibited from engaging in short selling when they have access to confidential information that a client account is about to sell a particular security. In addition, they are prohibited from "intermarket front running" (e.g., trading in an option for a personal account when a client account is trading in the underlying security and vice versa).

Certain client accounts of Benefit Street and its affiliates may invest in bank debt and securities of companies in which other client accounts hold securities, including equity securities, including a controlling position. In the event that such investments are made by a client account, the interests of such client account may be in conflict with the interests of other client accounts of Benefit Street or its affiliates, particularly in circumstances where the underlying company is facing financial distress. The involvement of client accounts at both the equity and debt levels could inhibit strategic information exchanges among fellow creditors. In certain circumstances, client accounts of Benefit Street or its affiliates may be prohibited from exercising voting or other rights, and may be subject to claims by other creditors with respect to the subordination of their interest. If additional capital is necessary as a result of financial or other difficulties, or to finance growth or other opportunities, the client accounts may or may not provide such additional capital, and if provided each client account will supply such additional capital in such amounts, if any, as determined by Benefit Street or its affiliates. Benefit Street and its affiliates may seek to address these conflicts by adopting policies and procedures designed to ensure that the team managing the investments make independent decisions through the enforcement of information barriers and similar procedures.

A portfolio manager may also face other potential conflicts of interest in managing the High Yield Bond Fund, and the description above is not a complete description of every conflict of interest that could arise in managing both the High Yield Bond Fund and the other accounts listed above.

Brandywine Global

Compensation. SIMC pays Brandywine Global a fee based on the assets under management of the Large Cap Value Fund as set forth in the investment sub-advisory agreement between Brandywine Global and SIMC. Brandywine Global pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value Fund. The following information relates to the period ended June 30, 2014.

Portfolio managers, analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on peer group outperformance on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. This emphasis on long term performance, in addition to quarterly oversight of the investment committee, serve as mechanisms to deter excessive risk-taking.

Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Brandywine Global, which the firm believes leads to responsibility, accountability, and low turnover of people.

Ownership of Fund Shares. As of June 30, 2014, Brandywine Global's portfolio managers did not beneficially own any shares of the Large Cap Value Fund.

Other Accounts. As of June 30, 2014, in addition to the Large Cap Value Fund, Brandywine Global's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Patrick S. Kaser, CFA	3	$3,956.14	4	$52.62	21		$1,844.29
	0	$0	0	$0	2	*	$8.66
Paul R. Lesutis, CFA	3	$3,956.14	4	$52.62	21		$1,844.29
	0	$0	0	$0	2	*	$8.66
James J. Clarke	3	$3,956.14	5	$48.81	21		$1,844.29
	0	$0	0	$0	2	*	$8.66

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Brandywine Global's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap Value Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include other investment company accounts and separately managed accounts. The other accounts might have similar investment objectives as the Large Cap Value Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap Value Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Another potential conflict could include each portfolio manager's knowledge about the size, timing and possible market impact of an account's trade, whereby a portfolio manager could use this information to the advantage of certain accounts and to the disadvantage of other accounts. Additionally, the simultaneous management of client accounts that pay performance-based fees alongside client accounts that only pay an asset-based fee may create a conflict of interest as the portfolio managers may have an incentive to favor client accounts with the potential to receive greater fees. While the portfolio managers' management of other accounts may give rise to potential conflicts of interest, Brandywine Global does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Brandywine Global believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

Brigade

Compensation. SIMC pays Brigade a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between Brigade and SIMC. Brigade pays its investment professionals out of its total revenues, including the sub-advisory fees earned with respect to the High Yield Bond Fund. Brigade's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The following information relates to the period ended June 30, 2014.

Brigade's compensation of Donald E. Morgan, III, the portfolio manager, includes a fixed monthly payment and incentive components. It is expected that Mr. Morgan will receive an incentive payment based from other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by Mr. Morgan can, and typically will, represent a significant portion of Mr. Morgan's overall compensation and can vary significantly from year to year.

Ownership of Fund Shares. As of June 30, 2014, Brigade's portfolio manager did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2014, Brigade's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Donald E. Morgan III	7	$1,112.6	29		$12,111.2	16		$3,504.0
	0	$0	13	*	$9,145.4	3	*	$565.5

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio manager being responsible for multiple accounts, including the High Yield Bond Fund, which may have different investment guidelines and objectives. In addition to the High Yield Bond Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of Brigade's management of the High Yield Bond Fund and other accounts, which, in theory, may allow Brigade to allocate investment opportunities in a way that favors other accounts over the High Yield Bond Fund. This conflict of interest may be exacerbated to the extent that Brigade or the portfolio manager receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the High Yield Bond Fund. Brigade (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the High

Yield Bond Fund. To the extent a particular investment is suitable for both the High Yield Bond Fund and the other accounts, such investments will be allocated between the High Yield Bond Fund and the other accounts in a manner that Brigade determines is fair and equitable under the circumstances to all clients, including the High Yield Bond Fund.

To address and manage these potential conflicts of interest, Brigade has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

Brown Advisory

Compensation. SIMC pays Brown Advisory a fee based on the assets under management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between Brown Advisory and SIMC. Brown Advisory pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended June 30, 2014.

The portfolio manager receives a compensation package that includes a base salary and a variable incentive bonus. A portfolio manager who is also a member of Brown Advisory's management team maintains a significant equity interest in Brown Advisory Incorporated. The incentive bonus is subjective. It takes into consideration a number of factors, including, but not limited to, performance, client satisfaction and service and the profitability of Brown Advisory's business. When evaluating a portfolio manager's performance, Brown Advisory compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing one-, three- and five-year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior one-, three- and five-year periods.

Accounts managed in the large-cap growth equity strategy are typically compared to the Russell 1000 Growth Index.

All portions of a portfolio manager's compensation package are paid by Brown Advisory and not by any client account.

Ownership of Fund Shares. As of June 30, 2014, Brown Advisory's portfolio manager did not beneficially own any shares of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds.

Other Accounts. As of June 30, 2014, in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, Brown Advisory's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Kenneth M. Stuzin, CFA	11	$7,630.53	7	$2,410.03	703		$7,978.41
	0	$0	0	$0	8	*	$731.60

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client's individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. Brown Advisory may seek to manage such competing interests by: (i) having a portfolio manager focus on a particular investment discipline; (ii) utilizing a quantitative model in managing accounts; and/or (iii) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows.

Brown Advisory also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds may abuse their fiduciary duty to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Brown Advisory has adopted procedures for allocating portfolio transactions across multiple accounts and conducting trades on a soft dollar basis, if applicable.

CenterSquare

Compensation. SIMC pays CenterSquare a fee based on the assets under management of the Real Estate Fund as set forth in an investment sub-advisory agreement between CenterSquare and SIMC. CenterSquare pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Real Estate Fund. The following information relates to the period ended June 30, 2014.

CenterSquare's corporate compensation structure, including portfolio manager compensation, is comprised of three components: base pay, short-term incentive and deferred incentives. Individuals' packages are designed with the appropriate component combinations to match specific positions.

Base pay. Salary is competitive across The Bank of New York Mellon businesses and geographies. Base pay levels link pay with performance and reflects the market value of the position, individual performance and company business results.

Short-term income plan. The annual cash bonus plan is based on the individual's position within the firm along with other factors including individual performance, individual contribution to meeting business unit goals, career development goals and adherence to corporate values.

Deferred compensation plan. Long-term compensation is made available generally to Senior Executives of the firm and awards are invested in a combination of Bank of New York Mellon stock and in CenterSquare's Global Real Estate Securities strategy.

In addition to CenterSquare's corporate performance-based compensation, CenterSquare employees have either invested or been gifted interest in closed-end funds that invest in direct real estate including office, retail, industrial and multifamily properties.

The compensation of the portfolio managers is not directly tied to individual account performance or assets under management.

Ownership of Fund Shares. As of June 30, 2014, CenterSquare's portfolio managers did not beneficially own any shares of the Real Estate Fund.

Other Accounts. As of June 30, 2014, CenterSquare's portfolio managers were responsible for the day-to-day management of certain other U.S. accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Dean Frankel, CFA	4	$1,122.41	9	$1,072.41	35		$4,121.30
	0	$0	0	$0	9	*	$1,653.40
Eric Rothman, CFA	2	$380.86	5	$507.54	26		$1,906.59
	0	$0	0	$0	5	*	$567.58

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Real Estate Fund, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions are generally applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to the Real Estate Fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of client trades. Additionally, the management of the Real Estate Fund and other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Real Estate Fund or other accounts.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of CenterSquare's clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of CenterSquare or its employees, CenterSquare has implemented a series of policies including, but not limited to, its Code of Conduct, which addresses avoidance of conflicts of interest, Personal Security Trading Policy, which addresses personal security trading and requires the use of approved brokers, Trade Allocation/Aggregation Policy, which addresses fairness of trade allocation to client accounts, and the Proxy and Trade Error Policies, which are designed to prevent and detect conflicts when they occur. CenterSquare reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Real Estate Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both the Real Estate Fund and the other accounts listed above.

DIFA

Compensation. SIMC pays DIFA a fee based on the assets under management of the High Yield Bond Fund as set forth in an investment sub-advisory agreement between DIFA and SIMC. DIFA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the High Yield Bond Fund. The following information relates to the period ended June 30, 2014.

Each portfolio's manager's compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—An objective component is added to the bonus for each manager that is reflective of account performance relative to an appropriate peer group or database. The following paragraph describes the structure of the non-guaranteed bonus.

Each portfolio manager is eligible to receive an annual cash bonus, which is based on quantitative and qualitative factors. There is one pool for bonus payments for the fixed income department. The pool is allotted based on subjective factors (50%) and objective factors (50%). The amount of the pool for bonus payments is determined by assets managed (including investment companies, insurance product-related accounts and other separate accounts), management fees and related expenses (including fund waiver expenses) for registered investment companies, pooled vehicles and managed separate accounts. For investment companies, each manager is compensated according to the managed fund's Lipper or Morningstar peer group percentile ranking on a one-, three-, and five-year basis, with longer-term performance more heavily weighted. For managed separate accounts, the portfolio managers are compensated according to the composite percentile ranking against the eVestment Alliance and Callan Associates databases (or similar sources of relative performance data) on a one-, three-, and five-year basis, with longer term performance more heavily weighted. There is no objective award for a fund that falls below the 50th percentile, but incentives reach maximum potential at the top 25th to 30th percentile. There is a sliding scale for investment companies that are ranked above the 50th percentile. The remaining portion of the bonus is discretionary as determined by Delaware Investments and takes into account subjective factors.

For new and recently transitioned portfolio managers, the compensation may be weighted more heavily towards a portfolio manager's actual contribution and ability to influence performance, rather than longer-term performance. Management intends to move the compensation structure towards longer-term performance for these portfolio managers over time.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan—Portfolio managers may be awarded incentive unit awards ("Awards") relating to the underlying shares of common stock of Delaware Management Holdings, Inc. issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan adopted on November 30, 2010.

The Delaware Investments Incentive Unit Plan was adopted in order to: (i) assist the Manager in attracting, retaining and rewarding key employees of the company; (ii) enable such employees to acquire or increase an equity interest in the company in order to align the interests of such employees and the Manager; and (iii) provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Delaware Investments Incentive Unit Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of Delaware Management Holdings, Inc. is normally determined as of each March 31, June 30, September 30 and December 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan—A portion of a portfolio manager's retained profit share may be notionally exposed to the return of a portfolio of Delaware Investments Family of Funds-managed funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan—A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan ("MEREP"), which is used to deliver remuneration in the form of Macquarie Group Limited ("Macquarie") equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation: Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares. As of June 30, 2014, DIFA's portfolio managers did not beneficially own any shares of the High Yield Bond Fund.

Other Accounts. As of June 30, 2014, in addition to the High Yield Bond Fund, DIFA's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows. Any accounts managed in a personal capacity appear under "Other Accounts" along with other accounts managed on a professional basis. Personal account information is current as of a recent practicable date:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Thomas Chow	18	$2,275	7	$831.76	19		$4,914
	0	$0	0	$0	1	*	$607.50
Paul Matlack, CFA**	11	$4,793	7	$831.76	3		$118.96

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the High Yield Bond Fund and the investment action for each other fund or account and the High Yield Bond Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account and the High Yield Bond Fund may adversely affect the value of securities held by another fund or account. Additionally, the management of multiple other funds or accounts and the High Yield Bond Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the High Yield Bond Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

One of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio managers have an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which the portfolio managers do not receive a performance-based fee.

A portfolio manager's management of personal accounts may also present certain conflicts of interest. While DIFA's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

FMA

Compensation. SIMC pays FMA a fee based on the assets under management of the Small Cap and Small Cap Value Funds as set forth in an investment sub-advisory agreement between FMA and SIMC. FMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap Value Funds. The following information relates to the period ended June 30, 2014.

The Small Cap and Small Cap Value Funds' portfolio managers are compensated for their management of the Small Cap and Small Cap Value Funds. Kathryn A. Vorisek is a Partner of FMA, and as such, a portion of her compensation consists of distributions pursuant to her equity interest in FMA. Ms. Vorisek's compensation also includes a fixed salary and eligibility to participate in a general bonus pool. Leo Harmon, CFA is a Managing Director and Partner of FMA, and as such, a portion of his compensation consists of distributions pursuant to his equity interest in FMA. Mr. Harmon's compensation also includes a fixed salary and eligibility to participate in an incentive compensation plan and general bonus pool. Additionally, the portfolio managers are also invested in the strategy. As owners of FMA and investors in the small cap strategy, the portfolio managers' goals, as they relate to performance, are focused on the long-term success of the strategy and the firm. The compensation of the Small Cap and Small Cap Value Funds' portfolio managers is not specifically linked to any factors related to the Small Cap and Small Cap Value Funds, such as its performance or asset level.

Ownership of Fund Shares. As of June 30, 2014, the portfolio managers did not beneficially own any shares of the Small Cap or Small Cap Value Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap and Small Cap Value Funds, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kathryn A. Vorisek	2	$265,268,383	0	$0	20	$1,227,486,332
Leo Harmon, CFA	2	$265,268,383	0	$0	20	$1,227,486,332

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. FMA has established policies and procedures to monitor that the purchases and sales of securities among similarly managed accounts are fairly and equitably allocated over time. These include:

•  Use of and strict adherence to product strategies and uniform investment and trading processes.

•  Frequent use of block trades for most transactions involving multiple accounts; the Small Cap and Small Cap Value Funds are included in all applicable block trades, except where a cash flow issue exists; pre-trade allocations are made and non-routine adjustments to this allocation must be approved by the CCO.

•  All clients participating in block trades receive a pro rata allocation of shares and the same execution price, generally average share price. To the extent commission negotiation has been left to FMA, transaction costs are shared pro rata based on each client's participation in the trade. The CCO must approve any allocations that deviate from this policy.

•  The same allocation policy applies to IPOs and other limited investments. The CCO is copied on all IPO transactions, including the allocation of such transactions.

•  Research services provided by brokers may not always be utilized in connection with the Small Cap and Small Cap Value Funds or other client accounts that may have provided the commissions or a portion of the commissions paid to the broker providing the services. FMA allocates brokerage commissions for these services in a manner that it believes is fair and equitable and consistent with its fiduciary obligations to each of its clients.

•  Disclosure of fees, relationships, investment and trading practices in Form ADV.

INTECH

Compensation. SIMC pays INTECH a fee based on the assets under management of the Large Cap Growth Fund as set forth in an investment sub-advisory agreement between INTECH and SIMC. INTECH pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Growth Fund. The following information relates to the period ended June 30, 2014.

For managing the Large Cap Growth Fund and all other accounts, INTECH's portfolio managers receive base pay in the form of a fixed annual salary paid by INTECH. This pay is not based on performance or assets of Large Cap Growth Fund or other accounts. INTECH's portfolio managers are also eligible for a cash bonus as determined by INTECH, which is not based on performance or assets of the Large Cap Growth Fund or other accounts; rather, it is based on metrics around company performance, including growth and profitability, client retention as well as individual development objectives, such as leadership and commitment to ethical behavior. Portfolio managers, who are part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

Some of the portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with the Janus Executive Income Deferral Program.

Ownership of Fund Shares. As of June 30, 2014, INTECH's portfolio managers did not beneficially own any shares of the Large Cap Growth Fund.

Other Accounts. As of June 30, 2014, in addition to the Large Cap Growth Fund, INTECH's portfolio managers were responsible for the day-to-day management of certain other accounts as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Dr. Adrian Banner, Joseph Runnels, CFA, Dr. Vassilios Papathanakos and Dr. Phillip Whitman	14		$4,280,558,994	37		$9,438,205,443	184		$36,040,790,540
	1	*	$674,626,345	2	*	$2,968,459,410	52	*	$13,336,545,221

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As shown in the table above, the Large Cap Growth Fund's portfolio managers may manage other accounts with investment strategies similar to the Large Cap Growth Fund. Fees earned by INTECH may vary among these accounts. Some of the other accounts have performance-based advisory fees, which may have a greater impact on INTECH's revenue than other accounts with fixed advisory fees. This could create a conflict of interest because INTECH may have an incentive to favor such other accounts, resulting in the potential for them to outperform the Large Cap Growth Fund. In addition, the portfolio managers may personally invest in some but not all of the other accounts. This factor could create a conflict of interest because a portfolio manager may have an incentive to favor certain other accounts over others, resulting in the potential for other accounts to outperform the Large Cap Growth Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Large Cap Growth Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts.

In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Large Cap Growth Fund. However, INTECH believes that these risks may be mitigated, to a certain extent, by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, INTECH generates daily trades for its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients and average-priced for the day. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

Integrity

Compensation. SIMC pays Integrity a fee based on the assets under management of the Small Cap Fund as set forth in an investment sub-advisory agreement between Integrity and SIMC. Integrity pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Fund. The following information relates to the period ended June 30, 2014.

Each of the portfolio managers employed by Integrity receives an industry competitive base salary. In addition, each of the portfolio managers is eligible for bonus compensation from an Integrity team bonus pool, which is based on a formula relating to the revenues received for all accounts under their management.

Ownership of Fund Shares. As of June 30, 2014, Integrity's portfolio managers did not beneficially own any shares of the Small Cap Fund.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Fund, Integrity's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Daniel G. Bandi, CFA	103	$3.17	3	$0.49	6	$1.53
Daniel J. DeMonica, CFA	103	$3.17	3	$0.49	6	$1.53
Adam J. Friedman	103	$3.17	3	$0.49	6	$1.53
Joe A. Gilbert, CFA	103	$3.17	3	$0.49	5	$1.41
Mirsat Nikovic, CFA	75	$2.36	2	$0.29	3	$0.49
J. Bryan Tinsley, CFA	103	$3.17	3	$0.49	5	$1.41

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As indicated in the table above, personnel, including portfolio managers, research analysts and trading desk personnel (collectively, "portfolio management teams"), of Integrity may be part of portfolio management teams serving numerous accounts for multiple clients of Integrity. These client accounts may include registered investment companies, other types of pooled accounts (e.g., hedge funds, private funds or collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio management teams may provide services for clients of both Integrity and its affiliates simultaneously. A summary of certain potential conflicts of interest is provided below. Please note, however, that this summary is not intended to describe every possible conflict of interest that members of the portfolio management teams may face.

•  Potential Conflicts Relating to the Interests of Portfolio Management Teams and Integrity: Integrity and/or its affiliates, if any, may receive differential compensation from different advisory clients (e.g., some clients, such as hedge funds, may pay higher management fees than are paid by other advisory clients and/or incentive compensation based on the investment performance of the clients) and each advisory client may be more or less profitable to Integrity and/or its affiliates than other advisory clients (e.g., clients also may demand different levels of service or have larger, smaller or multiple relationships with Integrity and/or its affiliates). Integrity and/or its affiliates may compensate portfolio management team personnel differently depending on the nature of a client's account (e.g., personnel participating in the portfolio management process for hedge funds and other incentive fee accounts may receive compensation that reflects, at least in part, the revenues generated by, including the incentive fees paid by, those funds and other accounts to reward superior performance). Portfolio management team personnel may also make personal investments in accounts (including hedge funds) they manage or support.

  If other advisory clients utilize a management fee structure that could result in higher fees or are otherwise possibly more profitable relationships for Integrity and/or its affiliates than the Small Cap Fund, or if the management of such clients could result in potentially higher compensation to the portfolio management team members ("Advisor Compensatory Accounts"), or if the portfolio management teams make personal investments in certain client accounts (such as hedge funds), the portfolio management team members may have the incentive to direct a disproportionate amount of: (i) their attention; (ii) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (iii) desirable trade allocations, to such accounts. The portfolio manager may also have an incentive to trade Adviser Compensatory Accounts or personal investments before (i.e., front run) or after the Small Cap Fund in order to seek to take advantage of the potential upward or downward pressure on the market price of certain investments resulting from the Small Cap Fund's trading activity. In addition, a portfolio management team may take a short position in a security on behalf of the Small Cap Fund, Advisor Compensatory Accounts or personal investments at the same time that other accounts managed by Integrity and/or its affiliates take a long term position in the same security. The portfolio management team's use of short sales may be harmful to the performance of other clients that own that security.

•  Potential Conflicts Relating to Managing Multiple Advised Accounts: Even if there is no financial or other advantage to members of the portfolio management team or Integrity, portfolio management teams managing assets for multiple clients must make decisions that could be deemed to benefit some clients more than others, or benefit some clients to the detriment of others. For example, a portfolio management team managing assets using different investment strategies will need to allocate limited resources, such as their attention, investment opportunities and/or desirable trade allocations, among clients with different or competing interests. In addition, a portfolio manager may be in a position to make an investment that is appropriate for one client, but not appropriate for or against the interests of another client. For example, certain clients may seek more speculative investments that would not be appropriate for some other clients.

Integrity has adopted and implemented numerous compliance policies and procedures, including Codes of Ethics, brokerage and trade allocation policies and procedures and conflicts of interest procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. Integrity' parent company also has an Investment Conflicts Committee to oversee potential issues relating to conflicts of interest that the portfolio management teams may face. In addition, Integrity has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and Integrity's parent company has dedicated compliance staff whose activities are focused on monitoring the compliance policies and procedures of Integrity in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Investment Conflicts Committee and the compliance programs of Integrity will achieve their intended result.

JSP

Compensation. SIMC pays JSP a fee based on the assets under management of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds as set forth in an investment sub-advisory agreement between JSP and SIMC. JSP pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The following information relates to the period ended June 30, 2014.

JSP's investment professionals have remained together, bound by culture and the unique nature of the team's research/portfolio manager role, for over a decade on average. Through various market and organizational circumstances over the years, the group has maintained a meritocracy and very strong pay-for-performance ethos that rewards positive impact to client portfolios. Each stock in each portfolio has two or more 'sponsors' who have mathematical ownership of those names for performance attribution purposes (e.g., 60/40 or 50/50-type responsibility splits). This stock-by-stock attribution can then be aggregated and the individual contributions of team members measured, down to the basis point, for each performance period measured: 1-, 3-, and 5-years, and since inception.

Aggregate compensation is ultimately driven by revenues, which—in turn—are correlated with assets under management ("AUM"), which ultimately correlates with performance over the long term, in a self-reinforcing cycle of better performance leading to more AUM (both via flows and appreciation) and greater revenues/compensation. Additionally, qualitative factors such as contribution to debates of other team members' ideas are also considered in compensation. Certain employees, including all eight members of the investment team, have equity ownership as part of their compensation.

In terms of the composition of compensation paid to the investment team, it is expected to be a combination of base salary, partnership equity distributions, and discretionary annual bonuses. JSP believes this combination will have the proper incentives to award prudent long term focus on building a stable and sustainable business while also rewarding professionals for superior relative interim results.

Ownership of Fund Shares. As of June 30, 2014, JSP's portfolio managers did not beneficially own any shares of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds.

Other Accounts. As of June 30, 2014, in addition to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds, JSP's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Jeffrey S. Van Harte, CFA	14		$8,546	8	$861.07	44		$8,564
	2	*	$2,269	0	$0	5	*	$1,128
Christopher J. Bonavico, CFA	19		$10,825	11	$2,322	56		$9,757
	2	*	$2,269	0	$0	6	*	$1,191
Daniel J. Prislin, CFA	14		$8,555	8	$861.07	46		$8,564
	2	*	$2,269	0	$0	5	*	$1,128
Christopher M. Ericksen, CFA	13		$8,404	6	$693.10	40		$7,955
	2	*	$2,269	0	$0	3	*	$791.31

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The team will perform investment management services for other funds or accounts similar to those provided to SEI. In some cases, there may be a performance fee associated with a client portfolio. As stated within the compliance manual, JSP has implemented the following procedures to prevent conflicts of interest with regard to client accounts which have a performance-based fee.

Prevention: In each case where the team is charging a performance-based fee, it shall disclose the risks, including conflicts of interest, and operation of the performance fee to clients, preferably in the investment contract or a side letter thereto. In each instance where the adviser charges a performance-based fee, legal counsel will seek a contractual representation from the client that it is qualified to be charged such a fee under Rule 205-3 of the Investment Advisers Act of 1940, as amended, or such other applicable section or law.

Detection: Legal counsel will annually review the adviser's client contracts and confirm that clients with performance-based fees for whom the adviser began managing money during the period have made the necessary representations or equivalent and been provided the appropriate risk disclosures.

Correction: In the event that the appropriate representations were not made or the appropriate risk disclosures were not provided, the Chief Compliance Officer, in conjunction with legal counsel, will discuss the required representations and risk disclosures with the client. Legal counsel will review and determine whether the client suffered material harm as a result of the omission.

Janus

Compensation. SIMC pays Janus a fee based on the assets under management of the Small Cap Growth Fund as set forth in an investment sub-advisory agreement between Janus and SIMC. Janus pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Growth Fund. The following describes the structure and method of calculating Jonathan D. Coleman's and Maneesh Modi's compensation as of June 30, 2014.

Portfolio managers and, if applicable, co-portfolio managers are compensated for managing a fund and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

Fixed Compensation: Fixed compensation is paid in cash and is composed of an annual base salary. The base salary is based on factors such as individual and Managed Fund performance, the complexity of managing funds, scope of responsibility (including assets under management), skills, knowledge, experience, ability and market competitiveness.

Variable Compensation: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of Janus Capital Group Inc. ("JCGI") restricted stock and a cash-deferred award that is credited with income, gains and losses based on the performance of Janus mutual fund investments selected by the portfolio manager).

A portfolio manager's variable compensation is discretionary and is determined by Janus management. The overall investment team variable compensation pool is funded by an amount equal to a percentage of Janus' operating income before the payment of incentive compensation. In determining individual awards, both quantitative and qualitative factors are considered. Such factors include, among other things, consistent short-term and long-term fund performance (i.e., one-, three-, and five-year performance), client support and investment team support through the sharing of ideas, leadership, development, mentoring, and teamwork.

Newly hired portfolio managers may have guaranteed compensation levels for limited periods. Portfolio managers who take on new responsibilities or who are transitioning or have transitioned their responsibilities may also have guaranteed minimum compensation levels for limited periods.

Portfolio managers may elect to defer payment of a designated percentage of fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

Ownership of Fund Shares. As of June 30, 2014, Jonathan D. Coleman and Maneesh Modi did not beneficially own any shares of the Small Cap Growth Fund.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Growth Fund, Janus' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Jonathan D. Coleman, CFA*	10	$9,011,661,257	0	$0	3	$287,649,931
Maneesh Modi*	4	$2,845,988,199	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

*  For any co-managed account, the assets reflect total account assets.

Conflicts of Interest. As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to those of the Small Cap Growth Fund. Those other accounts may include other Janus funds, private-label mutual funds for which Janus serves as sub-adviser and separately managed accounts or other pooled investment vehicles, such as hedge funds, which may have materially higher fees than the Small Cap Growth Fund or may have a performance-based fee. As such, fees earned by Janus may vary among these accounts. Portfolio managers may personally invest in some, but not all, of these accounts. Fees earned by Janus may vary among these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Small Cap Growth Fund. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Small Cap Growth Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Small Cap Growth Fund. However, Janus believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. In addition, Janus has adopted trade allocation procedures that govern allocation of securities among various Janus accounts.

Jennison

Compensation. SIMC pays Jennison a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Jennison and SIMC. Jennison pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended June 30, 2014.

Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals and to align the interests of investment professionals with those of clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same goals and level of commitment that are benchmarks of the organization. Investment professionals are typically compensated with a combination of base salary and discretionary cash bonus. Overall firm profitability determines the size of the investment professional incentive compensation pool. In general, the cash bonus represents most of an investment professional's compensation.

Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager's total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.

Investment professional total compensation for Jennison's fixed income team is determined through a subjective process that evaluates numerous qualitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors. Jennison's compensation system values both individual impact and teamwork.

The portfolio managers' compensation is expected to be derived from their impact on overall business performance of Jennison's fixed income business and not the specific investment performance or value of an account or grouping of accounts.

The qualitative factors reviewed for the portfolio managers may include: historical and long-term business potential of the product strategies; qualitative factors such as teamwork and responsiveness; and individual factors, such as years of experience and responsibilities specific to the individual's role such as being a team leader or supervisor are also factored into the determination of an investment professional's total compensation.

Ownership of Fund Shares. As of June 30, 2014, Jennison's portfolio managers did not beneficially own any shares of the Core Fixed Income and U.S. Fixed Income Funds.

Other Accounts. As of June 30, 2014, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Jennison's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Thomas G. Wolfe	3	$2,377,041	6	$3,904,457	72		$36,215,127
	0	$0	0	$0	1	*	$365,774
Erik S. Brown, CFA	3	$2,377,041	3	$1,092,341	37		$10,063,981
	0	$0	0	$0	1	*	$159,271
Richard A. Klemmer, CFA**	3	$2,377,041	1	$711,259	0		$0
Miriam Zussman**	3	$2,377,041	1	$711,259	0		$0
Itai Lourie, CFA**	3	$2,377,041	5	$6,856,394	19		$9,114,846
Eric G. Staudt**	3	$2,377,041	1	$711,259	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•  Long only accounts/long-short accounts: Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•  Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison's management of multiple accounts side-by-side.

•  Affiliated accounts/unaffiliated accounts and seeded/non-seeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison's affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides "seed capital" or other capital for a fund, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing "seeded" accounts alongside "non-seeded" accounts can create an incentive to favor the "seeded" accounts to establish a track record for a new strategy or product. Additionally, Jennison's affiliated investment advisers could allocate their asset allocation clients' assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•  Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients may be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•  Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•  Personal interests: The performance of one or more accounts managed by Jennison's investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Generally, portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager's decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and monitor these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

•  Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•  Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•  Jennison has adopted procedures to monitor allocations between accounts with performance fees and non-performance fee based accounts and to monitor overlapping long and short positions among long accounts and long-short accounts.

•  Jennison has adopted a code of ethics and policies relating to personal trading.

•  Jennison provides disclosure of these conflicts as described in its Form ADV.

JPMIM

Compensation. SIMC pays JPMIM a fee based on the assets under management of the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds as set forth in an investment sub-advisory agreement between JPMIM and SIMC. JPMIM pays its portfolio managers out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds. The following information relates to the period ended May 31, 2014.

Each portfolio manager participates in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by JPMIM or its affiliates. These elements reflect individual performance and the performance of JPMIM's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors, including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, a fund's pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectus over one-, three- and five-year periods (or such shorter time as the portfolio manager has managed a fund). Investment performance is generally more heavily weighted to the long-term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to mandatory notional investment in selected mutual funds advised by JPMIM or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Ownership of Fund Shares. As of May 31, 2014, JPMIM's portfolio managers did not beneficially own any shares of the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds.

Other Accounts. As of May 31, 2014, in addition to the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, U.S. Fixed Income and High Yield Bond Funds, JPMIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts		Total Assets (in thousands)
Eytan M. Shapiro**	4	$1,808,555	4	$785,412	5		$562,742
Timothy Parton**	11	$10,544,529	2	$1,318,710	0		$0
Douglas Swanson**	10	$40,425,838	8	$10,957,634	61		$14,065,334
	0	$0	0	$0	4	*	$2,182,895
Robert Cook**	8	$4,673,489	16	$16,094,941	13		$2,316,754
Thomas Hauser**	8	$4,673,489	16	$16,094,941	13		$2,316,754

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Fund ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing JPMorgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimizes the potential for conflicts of interest.

JPMorgan and/or its affiliates ("JPMorgan Chase") perform investment services, including rendering investment advice, to varied clients. JPMorgan, JPMorgan Chase and its or their directors, officers, agents, and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMorgan's policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMorgan's other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

JPMorgan, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMorgan and/or JPMorgan Chase. JPMorgan and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMorgan is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMorgan, or JPMorgan Chase or its clients.

JPMorgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMorgan and its affiliates or the portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMorgan or its affiliates could be viewed as having a conflict of interest to the extent that JPMorgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMorgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMorgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMorgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMorgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JPMorgan's and its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMorgan or its affiliates manage accounts that engage in short sales of securities of the type in which the Fund invests, JPMorgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMorgan or its affiliates may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMorgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude the Fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Fund's objectives.

The goal of JPMorgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMorgan and its affiliates have policies and procedures that seek to manage conflicts. JPMorgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMorgan's Codes of Ethics and JPMorgan Chase and Co.'s Code of Conduct. With respect to the allocation of investment opportunities, JPMorgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time.

For example: Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JPMorgan's and its affiliates' duty of best execution for their clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JPMorgan and its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, the Adviser and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of the Adviser or its affiliates so that fair and equitable allocation will occur over time.

Lazard

Compensation. SIMC pays Lazard a fee based on the assets under management of the Large Cap Value Fund as set forth in an investment sub-advisory agreement between Lazard and SIMC. Lazard pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap Value Fund. The following information relates to the period ended June 30, 2014.

Lazard compensates the portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy, such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors: (i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iii) ability and willingness to develop and share ideas on a team basis; and (iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark, over the current fiscal year and the longer-term performance (three-, five- or ten-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.

Ownership of Fund Shares. As of June 30, 2014, Lazard's portfolio managers did not beneficially own any shares of the Large Cap Value Fund.

Other Accounts. As of June 30, 2014, Lazard's portfolio managers were responsible for the day to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts		Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets
Andrew Lacey	10		$9,821,428,432	12	$1,497,421,740	181		$7,951,588,860
	1	*	$8,405,267,419	0	$0	1	*	$445,375,100
J. Richard Tutino, CFA**	2		$914,627,556	3	$607,973,376	114		$3,014,000,198
Ronald Temple, CFA**	8		$9,702,430,547	8	$703,652,484	168		$7,475,466,724
	1	*	$8,405,267,419	0	$0	1	*	$445,375,100
Nicholas Sordoni, CFA**	0		$0	0	$0	15		$990,097,686

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Lazard's portfolio managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the portfolio managers manage other accounts with similar investment objectives and strategies as the Large Cap Value Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Large Cap Value Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Large Cap Value Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Large Cap Value Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Large Cap Value Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Large Cap Value Fund. In addition,

Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its portfolio managers have a materially larger investment in a Similar Account than their investment in the Large Cap Value Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Large Cap Value Fund invests, Lazard could be seen as harming the performance of the Large Cap Value Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

LMCG

Compensation. SIMC pays LMCG a fee based on the assets under management of the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds as set forth in an investment sub-advisory agreement between LMCG and SIMC. LMCG pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. The following information relates to the period ended June 30, 2014.

Portfolio managers at LMCG are compensated through a combination of salary and bonus. Bonuses are formula driven based on assets managed, revenues and performance relative to peer groups.

LMCG's incentive compensation plans for investment teams are based on actual composite performance relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the team's performance ranking within the universe for a blended time period, which includes one-year, three-year and since inception performance.

Ownership of Fund Shares. As of June 30, 2014, LMCG's portfolio managers did not beneficially own any shares of the Small Cap Value, Tax-Managed Small/Mid Cap or Mid-Cap Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds, LMCG's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
R. Todd Vingers, CFA	6	$807.8	4	$162.7	44		$1,257.4
	0	$0	0	$0	3	*	$71.6
Donald Cleven, CFA	4	$556.8	12	$142.0	23		$202.4

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value, Tax-Managed

Small/Mid Cap and Mid-Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives to the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LMCG does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LMCG believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. Because of their positions with the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds, the portfolio managers know the size, timing and possible market impact of Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. However, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. This conflict of interest may be exacerbated to the extent that LMCG or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. Notwithstanding this theoretical conflict of interest, it is LMCG's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LMCG has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds, such securities might not be suitable for the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds given their investment objectives and related restrictions.

LSV

Compensation. SIMC pays LSV a fee based on the assets under management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds as set forth in an investment sub-advisory agreement between LSV and SIMC. LSV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The following information relates to the period ended June 30, 2014.

LSV's portfolio managers' compensation consists of a fixed salary and discretionary bonus. Each of the portfolio managers is a partner of LSV and thereby receives a portion of the overall profit of the firm as part of his ownership interests. The bonus is based upon the profitability of the firm and individual performance. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility or Tax-Managed Managed Volatility Funds.

Individual performance is subjective and may be based on a number of factors, such as the individual's leadership and contribution to the strategic planning and development of the investment group. The portfolio managers' compensation is not tied to any one account, including the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility

and Tax-Managed Managed Volatility Funds, and bonuses are not awarded or calculated based upon performance.

Ownership of Fund Shares.  As of June 30, 2014, LSV's portfolio managers have the opportunity to participate in the 401(k) plan sponsored by SEI Investments. Such plan could utilize some of the funds offered by the Trust.

As such, as of the end of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds' most recently completed fiscal year, LSV's portfolio managers may beneficially own shares of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds.

Other Accounts. As of June 30, 2014, in addition to the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, LSV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Josef Lakonishok	26	$11,068	50		$15,326	399		$60,842
	0	$0	6	*	$591	38	*	$10,810
Menno Vermeulen, CFA	26	$11,068	50		$15,326	399		$60,842
	0	$0	6	*	$591	38	*	$10,810
Puneet Mansharamani, CFA	26	$11,068	50		$15,326	399		$60,842
	0	$0	6	*	$591	38	*	$10,810

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Messrs. Sleight and Lakonishok and Dr. Karceski joined the portfolio management team on July 1, 2014.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include separate accounts and other pooled investment vehicles. The other accounts might have similar investment objectives as the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, LSV does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, LSV believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. Because of their positions with the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, the portfolio managers know the size, timing and possible market impact of Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap

Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. However, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. This conflict of interest may be exacerbated to the extent that LSV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. Notwithstanding this theoretical conflict of interest, it is LSV's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, LSV has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds, such an approach might not be suitable for the Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds given their investment objectives and related restrictions.

The same team of portfolio managers is responsible for the day-to-day management of all of LSV's accounts. In some cases, LSV has entered into individualized performance-fee arrangements with clients. Performance-based arrangements, and accounts in which employees may be invested, could create an incentive to favor those accounts over other accounts in the allocation of investment opportunities. LSV has policies and procedures to monitor for this potential conflict and to ensure that investment opportunities are fairly allocated to all clients.

Martingale

Compensation. SIMC pays Martingale a fee based on the assets under management of the Small Cap Value Fund as set forth in an investment sub-advisory agreement between Martingale and SIMC. Martingale pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value Fund. The following information relates to the period ended June 30, 2014.

Martingale's portfolio managers' compensation packages are commensurate with past experience and current contributions to Martingale. Compensation for all investment professionals includes an annual base salary, an opportunity to earn a yearly bonus and an attractive profit-sharing retirement plan, as well as an opportunity for partnership. Changes in salary or bonus for individual employees are based on traditional employee performance evaluation criteria. The pool of funds available for salary, bonuses and profit sharing are linked to the overall success of the firm. None of the portfolio managers' compensation is linked to the performance of or the value of assets held in the Small Cap Value Fund.

Ownership of Fund Shares. As of June 30, 2014, Martingale's portfolio managers did not beneficially own any shares of the Small Cap Value Fund.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Value Fund, Martingale's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Portfolio Management Team (William E. Jacques, CFA, Samuel Nathans, CFA and James Eysenbach, CFA)	0	$0	14		$939.2	17		$2,233.7
	0	$0	1	*	$40.4	2	*	$422.3

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value Fund's investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include all other Martingale accounts. The other accounts might have similar investment objectives as the Small Cap Value Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Value Fund. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Martingale does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Martingale believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value Fund. Because of their positions with the Small Cap Value Fund, the portfolio managers know the size, timing and possible market impact of Small Cap Value Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap Value Fund. However, Martingale has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

MetWest

Compensation. SIMC pays MetWest a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between MetWest and SIMC. MetWest pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended June 30, 2014.

Since MetWest is a subsidiary of The TCW Group, Inc. ("TCW"), MetWest's investment professionals are compensated under the TCW compensation structure as detailed below.

TCW's ability to attract and retain high-quality investment professionals can be attributed to a compensation philosophy implemented via an incentive-based structure that aligns employee performance and contributions with client and shareholder objectives. Most importantly, key personnel are equity holders and a significant objective of our management is to expand the number of employee stockholders.

Generally, our investment professionals are remunerated through a base salary and performance-based compensation bonus. Individuals are evaluated upon (1) individual performance, (2) contributions to the efforts of the overall team, and (3) the success of the Firm. Given that client portfolios are managed on a team basis to capture the collective best thinking of TCW's investment professionals, there are neither specific "rewards" conferred on individuals for outperformance, or "penalties" imposed for underperformance, with respect to the index returns. The discretionary bonus component is based on the Generalists determination of individual contributions to the process of overall management of the portfolios.

Contributions to the collective efforts are critical as the management of client portfolios is conducted on a team basis to capture the best ideas in the process of constructing portfolios. Finally, the firm's success signals that stakeholder objectives in the aggregate are being achieved, with equity ownership a desirable means to provide and receive compensation.

As mentioned, to foster continuity, highly-valued investment professionals are enfranchised as stakeholders with ownership via equity distribution and incremental vesting. As a result of the 2013 acquisition of TCW by The Carlyle Group and TCW management, TCW employees and management will own approximately 40% of the firm on a fully diluted basis. Employee ownership aligns employee interests with those of the firm and the firm's clients.

Also, as part of the recent transaction, key investment professionals renewed/extended employment contracts which incorporate compensation incentives with associated employment and performance requirements, as well as non-compete/non-solicitation provisions.

To assess the competitiveness of TCW's compensation practices, the Firm conducts annual salary surveys to review benchmark and compensation ranges, both on a national and a regional basis. According to McLagan Partners, a leading compensation consultant in the industry, these studies have shown that the Firm is, on average, above the median in terms of salaries and total compensation provided to its employees.

Ownership of Fund Shares. As of June 30, 2014, MetWest's portfolio managers did not beneficially own any shares of the Core Fixed Income and U.S. Fixed Income Funds.

Other Accounts. As of June 30, 2014, MetWest's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Tad Rivelle	24		$53,868.6	32		$4,327.2	227		$27,719.1
	2	*	$200.9	26	*	$2,878.8	6	*	$2,327.8
Laird Landmann	24		$48,325.8	32		$4,327.2	227		$27,814.6
	1	*	$196.0	26	*	$2,878.8	6	*	$2,327.8
Stephen Kane, CFA	25		$48,311.5	34		$5,121.1	227		$27,814.6
	2	*	$200.9	27	*	$3,275.5	6	*	$2,327.8
Bryan Whalen	22		$53,847.5	31		$4,326.6	225		$25,753.6
	1	*	$196.0	26	*	$2,878.8	6	*	$2,327.8

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. As a member of TCW, MetWest is subject to TCW's Code of Ethics, which has been designed to minimize conflicts of interest between clients and its investment personnel. MetWest also reviews potential conflicts of interest through its Trading and Allocation Committee.

MCM

Compensation. SIMC pays MCM a fee based on the assets under management of the Small Cap and Small Cap Growth Funds as set forth in an investment sub-advisory agreement between MCM and SIMC. MCM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap Growth Funds. The following information relates to the period ended June 30, 2014.

The three portfolio strategies and their benchmarks are:

•  MCM Small Cap Growth Strategy: Russell 2000 Growth Index

•  MCM Concentrated Small Cap Growth Strategy: Russell 2000 Growth Index

•  MCM Small/Mid Cap Growth Strategy: Russell 2500 Growth Index.

Ownership of Fund Shares. As of June 30, 2014, MCM's portfolio manager did not beneficially own any shares of the Small Cap or Small Cap Growth Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap and Small Cap Growth Funds, MCM's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Kenneth A. Korngiebel, CFA	6	$597.1	1	$13.9	42	$211.8

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. MCM's portfolio manager's management of other accounts may give rise to potential conflicts of interest in connection with his management of the Small Cap and Small Cap Growth Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Small Cap and Small Cap Growth Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap and Small Cap Growth Funds. MCM does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, MCM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of MCM's portfolio manager's day-to-day management of the Small Cap and Small Cap Growth Funds. Because of his positions with the Small Cap and Small Cap Growth Funds, the portfolio manager knows the size, timing and possible market impact of Small Cap and Small Cap Growth Fund trades. It is theoretically possible that MCM's portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Small Cap and Small Cap Growth Funds. However, MCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of MCM's portfolio manager's management of the Small Cap and Small Cap Growth Funds and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small Cap Growth Funds. This conflict of interest may be exacerbated to the extent that MCM or its portfolio manager receive, or expect to receive, greater compensation from MCM's management of the other accounts than from the Small Cap and Small Cap Growth Funds. Notwithstanding this theoretical conflict of interest, it is MCM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, MCM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while MCM's portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap and Small Cap Growth Funds, such securities might not be suitable for the Small Cap and Small Cap Growth Funds given their investment objectives and related restrictions.

Parametric

Compensation. SIMC pays Parametric a fee based on the assets under management of the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds as set forth in an investment sub-advisory agreement between Parametric and SIMC. Parametric pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds. The following information relates to the period ended June 30, 2014.

Employee Compensation. Compensation of Parametric's portfolio managers and other investment professionals has three primary components: (i) a base salary; (ii) a cash bonus; and (iii) annual stock-based compensation consisting of options to purchase shares of Eaton Vance Corp.'s (Parametric's parent company) nonvoting common stock, restricted shares of Eaton Vance Corp. nonvoting common stock and, for certain individuals, grants of profit participation interests in Parametric. Parametric's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric's investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at, or shortly after, Parametric's October 31 fiscal year-end.

Method to Determine Employee Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance and remain competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and Eaton Vance Corp. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year based on changes in financial performance and other factors.

Ownership of Fund Shares. As of June 30, 2014, Parametric's portfolio managers did not beneficially own any shares of the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds.

Other Accounts. As of June 30, 2014, Parametric's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
David Stein	21	$14,421	5	$4,431	22,098		$52,237
	0	$0	0	$0	2	*	$1,397
Thomas Seto	21	$14,421	5	$4,431	22,098		$52,237
	0	$0	0	$0	2	*	$1,397
Paul Bouchey**	6	$953	0	$0	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Please note that at Parametric, accounts are managed on a team basis. David Stein, Paul Bouchey and Thomas Seto are responsible for the management of the Fund in accordance with the guidelines and restrictions as defined in the prospectus. Under their supervision and direction are portfolio management teams consisting of Senior Portfolio Managers and Portfolio Managers, who are tasked with the day-to-day management of accounts.

Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager's management of the Fund's investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. The investment adviser and sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser's and sub-adviser's trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

QMA

Compensation. SIMC pays QMA a fee based on the assets under management of the Mid-Cap Fund as set forth in an investment sub-advisory agreement between QMA and SIMC. QMA pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Mid-Cap Fund. The following information relates to the period ended June 30, 2014.

QMA's investment professionals are compensated through a combination of base salary, a performance-based annual cash incentive bonus and an annual long-term incentive grant. QMA regularly benchmarks its compensation program against leading asset management firms to monitor competitiveness.

Base salaries are routinely reviewed within the competitive landscape in order to align with industry standards.

An investment professional's incentive compensation, including both the annual cash bonus and long-term incentive grant, is largely driven by a person's contribution to QMA's goal of providing investment performance to clients consistent with portfolio objectives, guidelines, and risk parameters. In addition, a person's qualitative contributions would also be considered in determining compensation. An investment professional's long-term incentive grant is currently divided into two components: (i) 80% of the value of the grant is subject to increase or decrease based on the annual performance of certain QMA strategies; and (ii) 20% of the value of the grant consists of stock options and/or restricted stock of Prudential Financial, Inc., QMA's ultimate parent company. The long-term incentive grants are subject to vesting requirements. The incentive compensation of each investment professional is not based solely or directly on the performance of the Mid-Cap Fund (or any other individual account managed by QMA) or the value of the assets of the Mid-Cap Fund (or any other individual account managed by QMA).

The annual cash bonus pool is determined quantitatively based on two primary factors: (1) investment performance of composites representing QMA's various investment strategies on a 1-year and 3-year basis relative to appropriate market peer groups and the indices against which QMA's strategies are managed; and (2) business results as measured by QMA's pre-tax income.

Ownership of Fund Shares. As of June 30, 2014, QMA's portfolio managers did not beneficially own any shares of the Mid-Cap Fund.

Other Accounts. As of June 30, 2014, in addition to the Mid-Cap Fund, QMA's portfolio managers were responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles[1]		Other Accounts
Portfolio Manager	Number of Accounts[2]	Total Assets (in millions)	Number of Accounts[3]	Total Assets (in millions)	Number of Accounts[4]		Total Assets (in millions)
Peter Xu, Ph.D.	12	$11,604.3	9	$2,662.4	27		$6,430.5
	0	$0	0	$0	5	*	$1,020.8
Stacie L. Mintz, CFA	12	$11,604.3	9	$2,662.4	27		$6,430.5
	0	$0	0	$0	5	*	$1,020.8
Daniel Carlucci, CFA	16	$17,760.6	27	$17,005.9	29		$11,640.4
	0	$0	0	$0	5	*	$1,020.8
Devang Gamhirwala	13	$11,916.8	9	$2,662.4	29		$6,481.4
	0	$0	0	$0	5	*	$1,020.8

1  QMA Other Pooled Investment Vehicles" includes commingled insurance company separate accounts, commingled trust funds and other commingled investment vehicles. "QMA Other Accounts" includes single client accounts, managed accounts (which are counted as one account per managed account platform), asset allocation clients, and accounts of affiliates. The assets in certain accounts have been estimated due to the availability of information only at the end of calendar quarters.

2  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

3  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

4  Accounts are managed on a team basis. If a portfolio manager is a member of a team, any account managed by that team is included in the number of accounts and total assets for such portfolio manager (even if such portfolio manager is not primarily involved in the day-to-day management of the account).

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Like other investment advisers, QMA is subject to various conflicts of interest in the ordinary course of its business. QMA strives to identify potential risks, including conflicts of interest, that are inherent in its business and conducts annual conflict of interest reviews. When actual or potential conflicts of interest are identified, QMA seeks to address such conflicts through one or more of the following methods:

•  Elimination of the conflict;

•  Disclosure of the conflict; or

•  Management of the conflict through the adoption of appropriate policies and procedures.

QMA follows Prudential Financial's policies on business ethics, personal securities trading, and information barriers. QMA has adopted a code of ethics, allocation policies and conflicts of interest policies, among others, and has adopted supervisory procedures to monitor compliance with its policies. QMA cannot guarantee, however, that its policies and procedures will detect and prevent, or assure disclosure of, each and every situation in which a conflict may arise.

Side-by-Side Management of Accounts and Related Conflicts of Interest

Side-by-side management of multiple accounts can create incentives for QMA to favor one account over another. Examples are detailed below, followed by a discussion of how QMA addresses these conflicts.

Asset-Based Fees vs. Performance-Based Fees; Other Fee Considerations: QMA manages accounts with asset-based fees alongside accounts with performance-based fees. Asset-based fees are calculated based on the value of a client's portfolio at periodic measurement dates or over specified periods of time. Performance-based fees are generally based on a share of the capital appreciation of a portfolio and may offer greater upside potential to an investment manager than asset-based fees, depending on how the fees are structured. This side-by-side management can create an incentive for QMA and its investment professionals to favor one account over another. Specifically, QMA has the incentive to favor accounts for which it receives performance fees and possibly take greater investment risks in those accounts in order to bolster performance and increase its fees.

In addition, since fees are negotiable, one client may be paying a higher fee than another client with similar investment objectives or goals. In negotiating fees, QMA takes into account a number of factors including, but not limited to, the investment strategy, the size of a portfolio being managed, the relationship with the client and the required level of service. Fees may also differ based on account type. For example, fees for commingled vehicles, including those that QMA subadvises, may differ from fees charged for single client accounts.

•  Long Only/Long-Short Accounts: QMA manages accounts that only allow it to hold securities long as well as accounts that permit short selling. QMA may, therefore, sell a security short in some client accounts while holding the same security long in other client accounts, creating the possibility that QMA is taking inconsistent positions with respect to a particular security in different client accounts.

•  Compensation/Benefit Plan Accounts/Other Investments by Investment Professionals: QMA manages certain funds and strategies whose performance is considered in determining long-term incentive plan benefits for certain investment professionals. Investment professionals involved in the management of those accounts in these strategies have an incentive to favor them over other accounts they manage in order to increase their compensation. Additionally, QMA's investment professionals may have an interest in funds in those strategies if the funds are chosen as options in their 401(k)s or deferred compensation plans offered by Prudential or if they otherwise invest in those funds directly.

•  Affiliated Accounts: QMA manages accounts on behalf of its affiliates, as well as unaffiliated accounts. QMA could have an incentive to favor accounts of affiliates over others.

•  Non-Discretionary Accounts or Models: QMA provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. The non-discretionary clients may be disadvantaged if QMA delivers the model investment portfolio to them after it initiates trading for the discretionary clients, or vice versa.

•  Large Accounts: Large accounts typically generate more revenue than do smaller accounts. As a result, a portfolio manager has an incentive when allocating scarce investment opportunities to favor accounts that pay a higher fee or generate more income for QMA.

•  Securities of the Same Kind or Class: QMA may buy or sell, or may direct or recommend that the Mid-Cap Fund buy or sell, securities of the same kind or class that are purchased or sold for another client at prices that may be different. QMA may also, at any time, execute trades of securities of the same kind or class in one direction for the Mid-Cap Fund and in the opposite direction for another account due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in QMA's management of multiple accounts side-by-side.

How QMA Addresses These Conflicts of Interest

The conflicts of interest described above with respect to different types of side-by-side management could influence QMA's allocation of investment opportunities, as well as its timing, aggregation and allocation of trades. QMA has developed policies and procedures designed to address these conflicts of interest.

In keeping with its fiduciary obligations, QMA's policies with respect to allocation and aggregation are to treat all of its accounts, including the Mid-Cap Fund, fairly and equitably. QMA's investment strategies generally require that QMA invest its clients' assets in securities that are publicly traded. QMA generally does not participate in initial public offerings. These factors significantly reduce the risk that QMA could favor one client over another in the allocation of investment opportunities. QMA's compliance procedures with respect to these policies include independent monitoring by its compliance unit of the timing, allocation and aggregation of trades and the allocation of investment opportunities. These procedures are designed to detect patterns and anomalies in QMA's side-by-side management and trading so that QMA may take measures to correct or improve its processes. QMA's trade management oversight committee, which consists of senior members of its management team, reviews trading patterns on a periodic basis.

QMA rebalances portfolios periodically with frequencies that vary with market conditions and investment objectives and may differ across portfolios in the same strategy based on variations in portfolio characteristics and constraints. QMA may aggregate trades for all portfolios rebalanced on any given day, where appropriate and consistent with its duty of best execution. Orders are generally allocated at the time of the transaction, or as soon as possible thereafter, on a pro rata basis equal to each account's appetite for the issue when such appetite can be determined. As mentioned above, QMA's compliance unit performs periodic monitoring to determine that all portfolios are rebalanced consistently, over time, within all strategies.

With respect to QMA's management of long-short and long only accounts, the security weightings (positive or negative) in each account are always determined by a quantitative algorithm. An independent review is performed by the compliance unit to assess whether any such positions would represent a departure from the quantitative algorithm used to derive the positions in each portfolio. QMA's review is also intended to identify situations where QMA would seem to have conflicting views of the same security in different portfolios although such views may actually be reasonable due to differing portfolio constraints.

QMA's Relationships with Affiliates and Related Conflicts of Interest

As an indirect wholly owned subsidiary of Prudential Financial, QMA is part of a diversified, global financial services organization. It is affiliated with many types of financial service providers, including broker-dealers, insurance companies, commodity pool operators and other investment advisers. Some of its employees are officers of some of these affiliates.

Conflicts Related to QMA's Affiliations

•  Conflicts Arising Out of Legal Restrictions: QMA may be restricted by law, regulation or contract as to how much, if any, of a particular security it may purchase or sell on behalf of the Mid-Cap Fund and as to the timing of such purchase or sale. These restrictions may apply as a result of QMA's relationship with Prudential Financial and its other affiliates. For example, QMA's holdings of a security on behalf of the Mid-Cap Fund may, under some SEC rules, be aggregated with the holdings of that security by other Prudential Financial affiliates. These holdings could, on an aggregate basis, exceed certain reporting thresholds for which QMA and Prudential monitor, and QMA and Prudential may restrict purchases to avoid crossing such thresholds. In addition, QMA could receive material, non-public information with respect to a particular issuer from an affiliate and, as a result, be unable to execute purchase or sale transactions in securities of that issuer for the Mid-Cap Fund. QMA is generally able to avoid receiving material, non-public information from its affiliates by maintaining information barriers to prevent the transfer of information between affiliates.

The Fund may be prohibited from engaging in transactions with its affiliates even when such transactions may be beneficial for the Fund. Certain affiliated transactions are permitted in accordance with procedures adopted by the Fund and reviewed by the independent board members of the Fund.

Conflicts Arising Out of Securities Holdings and Other Financial Interests

QMA, Prudential Financial, Inc., the general account of the Prudential Insurance Company of America ("PICA") and accounts of other affiliates of QMA (collectively, "affiliated accounts") may, at times, have financial interests in, or relationships with, companies whose securities QMA may hold, purchase or sell in our client accounts. This may occur, for example, because affiliated accounts hold public and private debt and equity securities of a large number of issuers and may invest in some of the same companies as QMA's client accounts. At any time, these interests and relationships could be inconsistent or in potential or actual conflict with positions held or actions taken by us on behalf of QMA's client accounts. For instance, QMA may invest client assets in the equity of companies whose debt is held by an affiliate. QMA may also invest in the securities of one or more clients for the accounts of other clients. While these conflicts cannot be eliminated, QMA has implemented policies and procedures, including adherence to Prudential Investment Management's information barrier policy, that are designed to ensure that investments of clients are managed in their best interests.

•  Certain of QMA's employees may offer and sell securities of, and units in, commingled funds that QMA manages or subadvises. Employees may offer and sell securities in connection with their roles as registered representatives of Prudential Investment Management Services LLC (a broker-dealer affiliate) or as officers, agents, or approved persons of other affiliates. There is an incentive for QMA's employees to offer these securities to investors regardless of whether the investment is appropriate for such investors since increased assets in these vehicles will result in increased advisory fees to QMA. In addition, such sales could result in increased compensation to the employee.

•  A portion of the long-term incentive grant of some of QMA's investment professionals will increase or decrease based on the annual performance of several of QMA's advised accounts over a defined time period. Consequently, some of QMA's portfolio managers from time to time have financial interests in the accounts they advise. To address potential conflicts related to these financial interests, QMA has procedures, including supervisory review procedures, designed to ensure that each of its accounts is managed in a manner that is consistent with QMA's fiduciary obligations, as well as with the account's investment objectives, investment strategies and restrictions. Specifically, QMA's Chief Investment Officer will perform a comparison of trading costs between the advised accounts whose performance is considered in connection with the long-term incentive grant and other accounts to ensure that such costs are consistent with each other or otherwise in line with expectations. The results of the analysis are discussed at a trade management meeting. Additionally, QMA's compliance group will review the performance of these accounts to ensure that it is consistent with the performance of other accounts in the same strategy that are not considered in connection with the grant.

Conflicts of Interest in the Voting Process

Occasionally, a conflict of interest may arise in connection with proxy voting. For example, the issuer of the securities being voted may also be a client of QMA. When QMA identifies an actual or potential conflict of interest between QMA and its clients, QMA votes in accordance with the policy of its proxy voting facilitator rather than its own policy. In that manner, QMA seeks to assure the independence and objectivity of the vote.

RIM

Compensation. SIMC pays RIM a fee based on the assets under management of the Small Cap and Small Cap Value Funds as set forth in an investment sub-advisory agreement between RIM and SIMC. RIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap and Small Cap Value Funds. The following information relates to the period ended June 30, 2014.

All RIM investment professionals receive a compensation package composed of an industry competitive base salary and a discretionary bonus. Key investment professionals are rewarded primarily for strong investment performance. Typically, bonuses are based upon a combination of one or more of the following four criteria:

  1.  Individual Contribution: A subjective evaluation of the professional's individual contribution based on the individual's goals and objectives established at the beginning of each year;

  2.  Product Investment Performance: The performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return and the levels of assets;

  3.  Investment Team Performance: The financial results of the investment group; and

  4.  Firm-Wide Financial Performance: The overall financial performance of RIM.

Ownership of Fund Shares. As of June 30, 2014, RIM's portfolio managers did not beneficially own any shares of the Small Cap or Small Cap Value Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap and Small Cap Value Funds, RIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Richard Shuster, CFA	1	$48.10	4	$234.28	9	$596.34
Gregory Weiss	1	$48.10	4	$234.28	9	$596.34

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap and Small Cap Value Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may include, but are not limited to, proprietary accounts, separately managed institutional and high net worth accounts and pooled investment vehicles. The other accounts might have similar investment objectives as the Small Cap or Small Cap Value Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap or Small Cap Value Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, RIM does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, RIM believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap and Small Cap Value Funds. Because of their positions with the Small Cap and Small Cap Value Funds, the portfolio managers know the size, timing and possible market impact of Small Cap and Small Cap Value Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap or Small Cap Value Funds. However, RIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap and Small Cap Value Funds and other accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors other accounts over the Small Cap and Small Cap Value Funds. This conflict of interest may be exacerbated to the extent that RIM or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap or Small Cap Value Funds. Notwithstanding this theoretical conflict of interest, it is RIM's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, RIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap or Small Cap Value Funds, such securities might not be suitable for the Small Cap and Small Cap Value Funds given their investment objectives and related restrictions.

Security Capital

Compensation. SIMC pays Security Capital a fee based on the assets under management of the Small Cap Value and Real Estate Funds as set forth in an investment sub-advisory agreement between Security Capital and SIMC. Security Capital pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap Value and Real Estate Funds. The following information relates to the period ended June 30, 2014.

The principal form of compensation of Security Capital's professionals is a base salary and annual bonus. Base salaries are fixed for each portfolio manager. Each professional is paid a cash salary and, in addition, a year-end bonus based on achievement of specific objectives that the professional's manager and the professional agree upon at the commencement of the year. The annual bonus is paid partially in cash and partially in either: (i) restricted stock of Security Capital's parent company, JPMorgan Chase & Co., (ii) in self-directed parent company mutual funds, and/or (iii) mandatory notional investment in selected mutual funds advised by Security Capital, all vesting over a three-year period (50% each after the second and third years). The annual bonus is a function of Security Capital achieving its financial, operating and investment performance goals, as well as the individual achieving measurable objectives specific to that professional's role within the firm and the investment performance of all accounts managed by the portfolio manager. None of the portfolio managers' compensation is based on the performance of, or the value of assets held in, the Small Cap Value or Real Estate Funds.

Ownership of Fund Shares. As of June 30, 2014, Security Capital's portfolio managers did not beneficially own any shares of the Small Cap Value or Real Estate Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap Value and Real Estate Funds, Security Capital's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Anthony R. Manno, Jr.	7	$0.88	2	$0.73	231	$2.68
	0	$0	0	$0	2	$0.06
Kenneth D. Statz	7	$0.88	2	$0.73	223	$2.68
	0	$0	0	$0	2	$0.06
Kevin W. Bedell	7	$0.88	2	$0.73	221	$2.68
	0	$0	0	$0	2	$0.06

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap Value and Real Estate Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts managed by Security Capital's portfolio managers include other registered mutual funds and separately managed accounts. The other accounts might have similar investment objectives as the Small Cap Value and Real Estate Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap Value and Real Estate Funds. While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, Security Capital does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, Security Capital believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Small Cap Value and Real Estate Funds. Because of their positions with the Small Cap Value and Real Estate Funds, the portfolio managers know the size, timing and possible market impact of Small Cap Value and Real Estate Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap Value and Real Estate Funds. However, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Small Cap Value and Real Estate Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Small Cap Value and Real Estate Funds. This conflict of interest may be exacerbated to the extent that Security Capital or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap Value and Real Estate Funds. Notwithstanding this theoretical conflict of interest, it is Security Capital's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, Security Capital has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap Value and Real Estate Funds, such securities might not be suitable for the Small Cap Value and Real Estate Funds given their investment objectives and related restrictions.

WRIMCO

Compensation. SIMC pays WRIMCO a fee based on the assets under management of the Large Cap and Tax-Managed Large Cap Funds set forth in an investment sub-advisory agreement between WRIMCO and SIMC. WRIMCO pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Large Cap and Tax-Managed Large Cap Funds. The following information relates to the period ended June 30, 2014.

WRIMCO believes that integral to the retention of investment professionals are: a) a competitive base salary, that is commensurate with the individual's level of experience and responsibility; b) an attractive bonus structure linked to investment performance, described below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent); and d) to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by WRIMCO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager receives. The primary benchmark is the portfolio manager's percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager's bonus is based upon a three-year period, and half is based upon a one-year period. For truly exceptional results, bonuses can be several multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30% of annual performance-based bonuses is deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by WRIMCO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by WRIMCO (or its affiliate), WDR's 401(k) plan offers mutual funds managed by WRIMCO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Ownership of Fund Shares. As of June 30, 2014, WRIMCO's portfolio managers did not beneficially own any shares of the Large Cap or Tax-Managed Large Cap Funds.

Other Accounts. As of June 30, 2014, in addition to the Large Cap and Tax-Managed Large Cap Funds, WRIMCO's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Erik Becker, CFA	4	$6,448	7	$1,535	29		$2,498
	0	$0	0	$0	1	*	$529
Gus Zinn, CFA	4	$6,448	7	$1,535	29		$2,498
	0	$0	0	$0	1	*	$529

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•  The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. WRIMCO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Large Cap and Tax-Managed Large Cap Funds.

•  The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the Large Cap or Tax-Managed Large Cap Funds. Securities selected for funds or accounts other than the Large Cap and Tax-Managed Large Cap Funds might outperform the securities selected for the Large Cap and Tax-Managed Large Cap Funds. WRIMCO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to WRIMCO's Allocation Procedures.

WRIMCO has adopted certain compliance procedures, including a Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Wellington Management

Compensation. Wellington Management receives a fee based on the assets under management of the Tax-Managed Small/Mid Cap and Enhanced Income Funds as set forth in an investment sub-advisory agreement between Wellington Management and SIMC. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Tax-Managed Small/Mid Cap and Enhanced Income. The following information relates to the period ended June 30, 2014.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Tax-Managed Small/Mid Cap and Enhanced Income Funds' managers listed in the Prospectuses, who are primarily responsible for the day-to-day management of the Tax-Managed Small/Mid Cap and Enhanced Income Funds ("Portfolio Managers"), includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner of Wellington Management is generally a fixed amount that is determined by the Managing Partners of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager's incentive payment relating to the relevant Fund, with the exception of the Enhanced Income Fund, is linked to the gross pre-tax performance of the portion of the Fund managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one- and three- year periods, with an emphasis on three-year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison periods, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees. The incentive paid to the Portfolio Manager of the Enhanced Income Fund, which has no performance related component, is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Angeli and Smith are partners of the firm.

Fund	Benchmark Index and/or Peer Group for Incentive Period
Tax-Managed Small/Mid Cap Fund	Russell 2000 Growth (Angeli)

Ownership of Fund Shares. As of June 30, 2014, Wellington Management's portfolio managers did not beneficially own any shares of the Tax-Managed Small/Mid Cap and Enhanced Income Funds.

Other Accounts. As of June 30, 2014, in addition to Tax-Managed Small/Mid Cap and Enhanced Income Funds, Wellington Management's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Steven C. Angeli (Tax-Managed Small/Mid Cap Fund)	11	$3,809,972,158	14		$1,544,373,070	21		$2,144,182,109
	0	$0	2	*	$669,839,694	3	*	$776,559,810
Timothy E. Smith (Enhanced Income Fund)**	5	$6,054,089,861	3		$1,761,086,079	31		$10,192,124,388

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations or separately managed account programs sponsored by financial intermediaries), bank common trust accounts and hedge funds. Each Fund's manager listed in the prospectuses who is primarily responsible for the day-to-day management of the Funds ("Portfolio Managers") generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Tax-Managed Small/Mid Cap and Enhanced Income Funds. The Portfolio Managers make investment decisions for each account, including the Tax-Managed Small/Mid Cap and Enhanced Income Funds, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Tax-Managed Small/Mid Cap and Enhanced Income Funds, and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to those of the Tax-Managed Small/Mid Cap and Enhanced Income Funds.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Tax-Managed Small/Mid Cap and Enhanced Income Funds or make investment decisions that are similar to those made for the Tax-Managed Small/Mid Cap and Enhanced Income Funds, both of which have the potential to adversely impact the Tax-Managed Small/Mid Cap and Enhanced Income Funds depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the Tax-Managed Small/Mid Cap or Enhanced Income Funds and for one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the Tax-Managed Small/Mid Cap and Enhanced Income Funds' holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Tax-Managed Small/Mid Cap and Enhanced Income. Mr. Angeli also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

WellsCap

Compensation. SIMC pays WellsCap a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between WellsCap and SIMC. WellsCap pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended June 30, 2014.

The compensation structure for WellsCap's portfolio managers includes a competitive fixed base salary plus variable incentives (WellsCap utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to relative investment performance of all accounts under each portfolio manager's management within acceptable risk parameters. Relative investment performance is generally evaluated for one-, three- and five-year performance results, with a predominant weighting on the three- and five-year time periods versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account's individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a fund's portfolio may be compared for these purposes generally are indicated in the "Performance" sections of each fund's prospectus.

Ownership of Fund Shares. As of June 30, 2014, WellsCap's portfolio managers did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Funds.

Other Accounts. As of June 30, 2014, in addition to the Core Fixed Income and U.S. Fixed Income Funds, WellsCap's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Tom O'Connor	7	$9,390.1	2	$1,539.1	31		$10,286
	0	$0	0	$0	1	*	$535.8
Troy Ludgood	7	$9,390.1	2	$1,539.1	31		$10,286
	0	$0	0	$0	1	*	$535.8

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. WellsCap's portfolio managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, WellsCap has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

Western Asset

Compensation. SIMC pays Western Asset a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Western Asset and SIMC. Western Asset pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended June 30, 2014.

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2014, Western Asset's portfolio managers did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Funds.

Other Accounts. As of June 30, 2014, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Western Asset's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	103	$194,860.48	239		$93,371.72	677		$179,815.50
	0	$0	10	*	$2,097.68	54	*	$17,171.22
Carl L. Eichstaedt	13	$23,656.37	10		$3,991.74	172		$46,108.43
	0	$0	0		$0	23	*	$8,090.54
Mark S. Lindbloom	14	$26,620.22	10		$6,740.87	156		$41,841.32
	0	$0	0		$0	23	*	$8,213.80
Michael C. Buchanan	41	$35,579.69	57		$33,948.93	193		$53,294.95
	0	$0	5	*	$1,331.42	20	*	$7,927.86
Keith J. Gardner	26	$24,857.79	26		$12,309.42	152		$37,059.08
	0	$0	1	*	$144.86	19	*	$8,090.54

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Note: The numbers above reflect the overall number of portfolios managed by Western Asset. Mr. Leech is involved in the management of all the firm's portfolios, but is not solely responsible for particular portfolios. Western Asset's investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. The individuals that have been identified are responsible for overseeing implementation of the firm's overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income and U.S Fixed Income Funds' trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income and U.S. Fixed Income Funds' trades.

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset or an affiliate has an interest in the account. Western Asset has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset's compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Western Asset Limited

Compensation. SIMC pays Western Asset Limited a fee based on the assets under management of the Core Fixed Income and U.S. Fixed Income Funds as set forth in an investment sub-advisory agreement between Western Asset Limited and SIMC. Western Asset Limited pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Core Fixed Income and U.S. Fixed Income Funds. The following information relates to the period ended June 30, 2014.

At Western Asset Limited, one compensation methodology covers all products and functional areas, including portfolio managers. The firm's philosophy is to reward its employees through total compensation. Total compensation is reflective of the external market value for skills, experience, ability to produce results and the performance of one's group and the firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the firm as well as relative performance of their specific portfolios/product and are determined by the professional's job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current firm and portfolio strategy and communication with clients. In reviewing investment performance, one-, three- and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index.

Ownership of Fund Shares. As of June 30, 2014, Western Asset Limited's portfolio manager did not beneficially own any shares of the Core Fixed Income or U.S. Fixed Income Fund.

Other Accounts. As of June 30, 2014, in addition to the Core Fixed Income and U.S. Fixed Income Funds, Western Asset Limited's portfolio manager was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
S. Kenneth Leech	103	$194,860.48	239		$93,371.72	677		$179,815.50
	0	$0	10	*	$2,097.68	54	*	$17,171.22

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of the Core Fixed Income and U.S. Fixed Income Funds' trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of the Core Fixed Income and U.S. Fixed Income Funds' trades.

Western Asset Limited has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio's trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing and possible market impact of a portfolio's trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, Western Asset Limited or an affiliate has an interest in the account. Western Asset Limited has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines and portfolio composition versus strategy.

With respect to securities transactions, Western Asset Limited determines which broker or dealer to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), Western Asset Limited may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset Limited's team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset Limited also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log, which is reviewed on a regular basis for possible issues.

Employees of Western Asset Limited have access to transactions and holdings information regarding client accounts and Western Asset Limited's overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset Limited maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of Western Asset Limited's business. The Code of Ethics is administered by the Legal & Compliance Department and monitored through Western Asset Limited's compliance monitoring program.

Western Asset Limited may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

William Blair

Compensation. SIMC pays William Blair a fee based on the assets under management of the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds as set forth in an investment sub-advisory agreement between William Blair and SIMC. William Blair pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The following information relates to the period ended June 30, 2014.

The compensation of William Blair's portfolio managers is based on the firm's mission: "to achieve success for its clients." Messrs. Mitchell, Leslie and Kilmer are partners of William Blair, and as of June 30, 2014, their compensation consists of a fixed base salary, a share of the firm's profits and, in some instances, a discretionary bonus. The discretionary bonus as well as any potential changes to the partners' ownership stakes is determined by the head of William Blair's Investment Management Department, subject to the approval of William Blair's Executive Committee and based entirely on a qualitative assessment rather than a formula. The discretionary bonus rewards the specific accomplishments in the prior year, including short-term and long-term investment performance, quality of research ideas and other contributions to William Blair and its clients. Changes in ownership stake are based on an individual's sustained, multi-year contribution to long-term investment performance and to William Blair's revenue, profitability, intellectual capital and brand reputation. The compensation process is a subjective one that takes into account the factors described above. Portfolio managers do not receive any direct compensation based upon the performance of any individual client account, and no indices are used to measure performance. In addition, there is no particular weighting or formula for evaluating the factors.

Ownership of Fund Shares. As of June 30, 2014, William Blair's portfolio managers did not beneficially own any shares of the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds.

Other Accounts. As of June 30, 2014, in addition to the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, William Blair's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
David S. Mitchell, CFA	5	$758.51	2	$119.82	25	$482.55
Mark T. Leslie, CFA	5	$758.51	2	$119.82	25	$482.55
Chad M. Kilmer, CFA	5	$758.51	2	$119.82	25	$482.55

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. William Blair's portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds' investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds. William Blair believes that it has designed policies and procedures to manage conflicts in an appropriate way.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' day-to-day management of the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. Because of their positions with the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds, the portfolio managers know the size, timing and possible market impact of Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Fund trades. It is theoretically possible that William Blair's portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds. However, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of William Blair's portfolio managers' management of the Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors the other accounts over the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds. This conflict of interest may be exacerbated to the extent that William Blair or its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds. Notwithstanding this theoretical conflict of interest, it is William Blair's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, William Blair has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while William Blair's portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds, such securities might not be suitable for the Small Cap, Small Cap Value or Tax-Managed Small/Mid Cap Funds given their investment objectives and related restrictions.

DISTRIBUTION

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement with the Trust.

With respect to the Class Y Shares, there are no shareholder servicing fees or administrative servicing fees.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools, and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employer in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings, and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment, or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of its past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for the Funds' portfolios, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, to lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents the Board with information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, meets with the Sub-Advisers to review such services. Among other things, the Board regularly considers the Sub-Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements, focusing on major areas of financial statement risk encountered by the Funds and noting any significant deficiencies or material weaknesses that were identified in the Funds' internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. George J. Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of Funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, Governance Committee and Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management, and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust. However, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interest of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1986)—President and Chief Executive Officer of the Trust (since 1986)—SEI employee, 1974-present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Director and President of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of The Advisors' Inner Circle Fund III and O'Connor EQUUS since 2014. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, O'Connor EQUUS, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

*  Mr. Nesher is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act)

**  Mr. Doran is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011. Member of the independent review committee for SEI's Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

NINA LESAVOY (DOB 07/24/57)—Trustee*** (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Retired Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Director, Colonial Banc Group, Inc., 2003-2009. Past Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Director of St. Joseph's Translational Research Institute (nonprofit corporation), 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

Individual Trustee Qualifications.  The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their

***  Ms. Lesavoy may be deemed to be an "interested" person (as that term is defined in the 1940 Act) of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds by virtue of her beneficial interest in securities issued by a controlling person of Brown Advisory, the Sub-Adviser who manages the assets of those Funds.

duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an officer of a large financial services firm in its operations department and his experience from serving as Trustee of the various SEI Trusts since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee† because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ninety-four (94) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris, and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC.

"Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934 (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	Over $100,000 (Global Managed Volatility Fund)	Over $100,000
Mr. Doran	N/A	Over $100,000
Independent
Mr. Sullivan	N/A	Over $100,000
Ms. Lesavoy**	N/A	None
Mr. Williams	N/A	None
Mr. Johnson	N/A	None
Mr. Harris	N/A	None

*  Valuation date is December 31, 2013. The Fund Complex currently consists of 97 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

**  Ms. Lesavoy may be deemed to be an "interested" person (as that term is defined in the 1940 Act) of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds by virtue of her beneficial interest in securities issued by an affiliate of Brown Advisory, a Sub-Adviser who manages a portion of the assets of those Funds.

Board Compensation. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Mr. Sullivan	$61,044	$0	$0	$246,211
Ms. Greco**	$39,699	$0	$0	$159,005
Ms. Lesavoy***	$53,579	$0	$0	$216,098
Mr. Williams	$53,579	$0	$0	$216,098
Mr. Johnson	$53,579	$0	$0	$216,098
Mr. Harris	$53,579	$0	$0	$216,098

*  The Fund Complex currently consists of 97 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

**  Ms. Greco resigned from the Board of Trustees as of March 29, 2013

***  Ms. Lesavoy may be deemed to be an "interested" person (as that term is defined in the 1940 Act) of the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds by virtue of her beneficial interest in securities issued by an affiliate of Brown Advisory, a Sub-Adviser who manages a portion of the assets of those Funds.

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer ("CCO") of the Trust, receives compensation from the Trust for his or her services. The Trust's CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor, or until earlier resignation or removal.

ROBERT A. NESHER—(DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 2002)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present.

RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund III and O'Connor EQUUS since 2014.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

EDWARD MCCUSKER (DOB 11/18/83)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2013). Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust September 2008-September 2010.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals to eliminate cumulative voting; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws; retirement plans for non-employee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; proposals that permit shareholders to elect directors to fill board vacancies; and proposals seeking a report on the company's animal welfare standards. In addition to these examples, the Guidelines cover numerous other specific policies. In addition, the Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (1) such securities are appropriate in the Fund at the time of the exchange; (2) such securities are acquired for investment and not for resale; (3) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (4) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (5) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless the adviser determines that such events materially affect net asset value in which case net asset value will be determined by consideration of other factors.

Certain shareholders in one or more of the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in such Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to the Funds, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interest of the Funds.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board of Trustees. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT. It is expected that distributions from the Funds which invest in fixed income securities will primarily consist of ordinary income and that distributions from these Funds will not be eligible for the lower tax rates applicable to qualified dividend income.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. Certain Funds may use a tax management technique known as "highest-in, first-out." Using this technique, the portfolio holdings that have experienced the smallest gain or largest loss are sold first in an effort to minimize capital gains and enhance after tax returns.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, TIGRs, LYONs, CATS and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the advisers would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts, these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

As described above, gains from the sale or other disposition of foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived from investing in stock, securities, or foreign currencies generally are included as qualifying income in applying the Qualifying Income Test. It should be noted, however, that for purposes of the Qualifying Income Test, the Secretary of the Treasury is authorized to issue regulations that would exclude from qualifying income foreign currency gains which are not directly related to the RIC's principal business of investing in stock or securities (or options and futures with respect to stock or securities). No regulations have been issued pursuant to this authorization. It is possible, however, that such regulations may be issued in the future. It is possible that under such future regulations a Fund may no longer satisfy the Qualifying Income Test and might fail to qualify as RICs.

It is also possible that a Fund's strategy of investing in foreign currency-related financial instruments might cause the Funds to fail to satisfy the Asset Test, resulting in their failure to qualify as RICs. Failure of the Asset Test might result from a determination by the IRS that financial instruments in which the Funds invest are not securities. Moreover, even if the financial instruments are treated as securities, a determination by the IRS regarding the identity of the issuers of the securities or the fair market values of the securities that differs from the determinations made by the Funds could result in the failure by the Funds to diversify their investments in a manner necessary to satisfy the Asset Test. It is also currently unclear who will be treated as the issuer of a foreign currency instrument for purposes of the Asset Test.

The Funds may invest in certain exchange-traded products, including exchange-traded commodity pools, which may not produce qualifying income for purposes of the Qualifying Income Test. In addition, if a Fund invests in a non-RIC ETF that generates non-qualifying income for purposes of the "Qualifying Income Test," it could cause the Fund to inadvertently fail the Qualifying Income Test thereby causing the Fund to inadvertently fail to qualify as a RIC under the Code. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gains dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause the Funds to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by the Funds' advisers under the Investment Advisory Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to certain Funds of the Trust, in the exercise of joint investment discretion over the assets of a Fund, may execute a substantial portion of a Fund's portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Program. Under the Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to a Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to a Fund under the Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades, and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results, and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

For the fiscal years ended September 30, 2011, 2012 and 2013, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund*	2011	2012	2013	2011	2012	2013	2013	2013
Large Cap Fund	$1,480	$902	$720	$395	$108	$257	36%	0%
Large Cap Value Fund	$1,113	$769	$949	$196	$25	$24	3%	0%
Large Cap Growth Fund	$1,566	$1,222	$912	$276	$162	$80	9%	0%
Tax-Managed Large Cap Fund	$1,091	$626	$518	$87	$5	$—	0%	0%
Small Cap Fund	$668	$693	$562	$84	$45	$18	3%	0%
Small Cap Value Fund	$1,074	$818	$671	$83	$59	$26	4%	0%
Small Cap Growth Fund	$825	$585	$399	$185	$49	$10	3%	0%
Tax-Managed Small/Mid Cap Fund	$579	$462	$460	$141	$45	$49	11%	0%
Mid-Cap Fund	$286	$110	$135	$52	$4	$1	1%	0%
U.S. Managed Volatility Fund	$198	$168	$143	$63	$—	$—	0%	0%
Global Managed Volatility Fund	$310	$440	$753	$—	$—	$—	0%	0%
Tax-Managed Managed Volatility Fund	$120	$97	$86	$37	$—	$—	0%	0%
Real Estate Fund	$242	$200	$245	$31	$—	$14	6%	0%
Enhanced Income Fund	$2	$1	$1	$—	$—	$—	0%	0%
Core Fixed Income Fund	$105	$77	$2,120	$—	$—	$—	0%	0%
U.S. Fixed Income Fund	$10	$11	$29	$—	$—	$—	0%	0%
High Yield Bond Fund	$2	$1	$—	$—	$—	$—	0%	0%
Real Return Fund	$15	$1	$1	$—	$—	$—	0%	0%
Multi-Strategy Alternative Fund	$—	$444	$385	$—	$—	$—	0%	0%

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

The portfolio turnover rate for the Funds for the fiscal years ending September 30, 2012 and 2013 was as follows:

	Turnover Rate
Fund	2012	2013
Large Cap Fund	50%	49%
Large Cap Value Fund	37%	55%
Large Cap Growth Fund	88%	69%
Tax-Managed Large Cap Fund	53%	42%
Small Cap Fund	114%	72%
Small Cap Value Fund	53%	51%
Small Cap Growth Fund	110%	81%
Tax-Managed Small/Mid Cap Fund	67%	67%
Mid-Cap Fund	81%	108%
U.S. Managed Volatility Fund	48%	39%
Global Managed Volatility Fund	48%	60%
Tax-Managed Managed Volatility Fund	30%	28%
Real Estate Fund	68%	74%
Enhanced Income Fund	198%	170%
Core Fixed Income Fund	349%	342%
U.S. Fixed Income Fund	322%	319%
High Yield Bond Fund	65%	74%
Real Return Fund	137%	72%
Multi-Strategy Alternative Fund*	44%	139%†

*  The Multi-Strategy Alternative Fund's portfolio turnover in 2013 increased as a function of the Fund's assets increase and changes in the universe of investment opportunities throughout the year.

The Funds are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during their most recent fiscal year. As of September 30, 2013, the Funds held the following securities:

Fund*	Name of Issuer	Type of Security	Amount (000)
Large Cap Fund	J.P. Morgan Citigroup Bank of America Goldman, Sachs & Co.	Equity Equity Equity Equity	$ 30 $ 21 $ 11 $ 11
Large Cap Value Fund	J.P. Morgan Citigroup Bank of America Goldman, Sachs & Co.	Equity Equity Equity Equity	$ 38 $ 20 $ 13 $ 13
Tax-Managed Large Cap Fund	J.P. Morgan Citigroup Goldman, Sachs & Co.	Equity Equity Equity	$ 38 $ 25 $ 11
Enhanced Income Fund	J.P. Morgan Goldman Sachs & Co. Morgan Stanley Citigroup Bank of America Merrill Lynch	Debt Debt Debt Debt Debt Debt	$ 2,839 $ 2,452 $ 1,892 $ 1,697 $ 1,037 $ 780

Fund*	Name of Issuer	Type of Security	Amount (000)
Core Fixed Income Fund	J.P. Morgan Chase Bank Bank of America Morgan Stanley Goldman, Sachs & Co. Citigroup Merrill Lynch Credit Suisse Chase Deutsche Bank Securities	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$ 26,967 $ 25,437 $ 23,391 $ 19,972 $ 19,439 $ 9,643 $ 5,384 $ 1,417 $ 446
U.S. Fixed Income Fund	Bank of America J.P. Morgan Morgan Stanley Citigroup Goldman, Sachs & Co. Credit Suisse Merrill Lynch Chase Deutsche Bank Securities	Debt Debt Debt Debt Debt Debt Debt Debt Debt	$ 14,616 $ 12,706 $ 10,994 $ 9,968 $ 9,471 $ 3,415 $ 1,347 $ 352 $ 202
Multi-Strategy Alternative Fund	Citigroup	Equity	$ 631

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Except as set forth below, five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

Sixty calendar days after the end of each quarter, a list of all portfolio holdings in the Multi-Strategy Alternative Fund as of the end of such quarter shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website with respect to the Multi-Strategy Alternative Fund shall remain there until the sixtieth calendar day following the twelfth month after the date to which the data relates, at which time it will be permanently removed from the site.

Portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises on-going oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of portfolios. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectuses or SAI state that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the affected Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the affected Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of Monday, September 29, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of a Fund. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers. As of October 14, 2014,

Class Y Shares of the Funds were not yet offered. Therefore, no person was a record owner (or to the knowledge of the Trust, beneficial owner) of 5% or more of the Class Y Shares of a Fund.

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	133,010,181.345	78.22%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,126,417.060	5.96%
Large Cap Value Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	48,818,776.810	82.23%
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	3,221,148.771	5.43%
Large Cap Value Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	59,301.703	16.07%
Wells Fargo Bank FBO Arthritis & Rheumatology Medical Associates Inc. 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	44,296.623	12.01%
Wells Fargo Bank FBO Elkem Metals Inc. Retirement Savings 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	33,551.535	9.09%
Wells Fargo Bank FBO Eye Fashions Inc. Retirement Plan 1525 West WT Harris Blvd. Charlotte, NC 28288-00001	24,212.619	6.56%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran Ltd 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	21,427.994	5.81%

Name and Address	Number of Shares	Percent of Fund/Class
Large Cap Growth Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	38,127,958.632	83.16%
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	2,345,443.163	5.12%
Large Cap Growth Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	45,599.176	21.02%
Wells Fargo Bank FBO Arthritis & Rheumatology Medical Associates Inc. 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	35,119.024	16.19%
Wells Fargo Bank FBO Elkem Metals Inc. Retirement Savings 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,050.725	6.48%
Wells Fargo Bank FBO W J Morrow PSP 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	11,605.849	5.35%
Tax-Managed Large Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	124,073,506.278	78.84%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	14,432,451.811	9.17%
Tax-Managed Large Cap Fund—Class T Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	23,266.145	100%

Name and Address	Number of Shares	Percent of Fund/Class
Small Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	28,415,697.478	76.54%
SEI Private Trust Company c/o Bremer Trust Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	2,422,638.565	6.53%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,012,194.322	5.42%
Small Cap Value Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	11,909,000.272	76.22%
Small Cap Value Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	18,830.366	10.62%
Wells Fargo Bank FBO Rochester Davis Fetch Co. EE SVG 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,814.045	8.35%
Nationwide Trust Co. FSB c/o IPO Portfolio Accounting P.O. Box 182029 Columbus, OH 43218-2029	14,656.810	8.27%
Wells Fargo Bank FBO Arthritis & Rheumatology Medical Associates Inc. 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,177.366	8.00%
Wells Fargo Bank FBO Elkem Metals Inc. Retirement Savings 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	13,300.298	7.50%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran Ltd 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	12,486.348	7.04%
Small Cap Growth Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,340,885.446	79.95%
Small Cap Growth Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	18,409.162	15.60%
Wells Fargo Bank FBO W J Morrow PSP 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	13,209.630	11.19%
Wells Fargo Bank FBO Can Lines Inc 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	8,547.309	7.24%
Wells Fargo Bank FBO Elkem Metals Inc. Retirement Savings 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	8,099.206	6.86%
Tax-Managed Small/Mid Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	25,060,624.303	77.05%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,246,501.660	9.98%
Mid-Cap Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	2,342,906.462	66.06%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	298,967.059	8.43%

Name and Address	Number of Shares	Percent of Fund/Class
McWood & Co. P.O. Box 29522 Raleigh, NC 27626-0522	209,830.532	5.92%
Mid-Cap Fund—Class I Shares
Wells Fargo Bank FBO W J Morrow PSP 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	13,289.831	31.99%
Wells Fargo Bank FBO Rochester Davis Fetch Co. EE SVG 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5,478.214	13.19%
Wells Fargo Bank FBO Wildeman & Obrock CPA's PC 401(k) Retirement Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5,409.608	13.02%
Wells Fargo Bank FBO Insurance MGNT Associates 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,585.245	8.63%
Wells Fargo Bank FBO William C. Reha, M.D. 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,189.930	7.68%
Wells Fargo Bank FBO Capozzi & Associates PC Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	2,552.268	6.14%
U.S. Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	34,903,052.166	60.71%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,585,960.872	7.98%
U.S. Managed Volatility Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc. Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	17,979.313	24.53%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Retina Care Center PC PSP 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,940.071	20.39%
Wells Fargo Bank FBO William C. Reha, M.D. 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,456.373	19.73%
Wells Fargo Bank FBO Third Party Verification 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	10,228.468	13.96%
Wells Fargo Bank FBO Mitten and Winters 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	7,640.521	10.43%
Wells Fargo Bank FBO Smith Animal Clinic PC 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	4,297.451	5.86%
Global Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	92,486,063.776	58.47%
Northern Trust FBO Harnischfeger Master Retirement 50 S Lasalle Street Chicago, IL 60675-0001	11,427,864.001	7.23%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	8,192,111.561	5.18%
Mac & Co Mutual Fund Operations PO Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	7,913,218.984	5.00%
Global Managed Volatility Fund—Class I Shares
Wells Fargo Bank FBO EG Middleton Inc. Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	24,273.443	26.35%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO William C. Reha, M.D. 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	20,851.740	22.63%
Wells Fargo Bank FBO Mitten and Winters 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	14,874.192	16.15%
Wells Fargo Bank FBO Third Party Verification 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	12,543.201	13.62%
Wells Fargo Bank FBO Smith Animal Clinic PC 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	6,415.149	6.96%
Wells Fargo Bank FBO Capozzi & Associates PC Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	5,626.498	6.11%
Wells Fargo Bank FBO Tuscaloosa Pediatrics PC 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	4,641.531	5.04%
Tax-Managed Managed Volatility Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	42,390,036.463	78.25%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7,449,971.509	13.75%
Real Estate Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	9,562,707.524	72.09%
Wells Fargo Bank NA FBO Mitsubishi Motors NA—SIMC P.O. Box 1533 Minneapolis, MN 55480-1533	1,238,733.294	9.34%

Name and Address	Number of Shares	Percent of Fund/Class
Real Estate Fund—Class I Shares
Wells Fargo Bank FBO Anthony C. Catalano MD 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	9,525.151	26.10%
Wells Fargo Bank FBO EG Middleton Inc. Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	6,089.475	16.69%
Wells Fargo Bank FBO William C. Reha, M.D. 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	4,303.619	11.79%
Wells Fargo Bank FBO CCS Stone Inc. 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,694.961	10.12%
Wells Fargo Bank FBO Bernard Gelbard, M.D. PC 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,473.502	9.52%
Wells Fargo Bank FBO Mega Construction Company 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,966.443	5.39%
Wells Fargo Bank FBO R U S K Inc 401(k) Plan FKA KIM/RAD 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	1,877.088	5.14%
Enhanced Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	19,529,874.785	64.23%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,287,333.589	14.10%
SEI Asset Allocation Moderate Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	2,462,733.310	8.10%

Name and Address	Number of Shares	Percent of Fund/Class
SEI Asset Allocation Conservative Strategy Fund Attn: Jack McCue SEI Investment Management Unit One Freedom Valley Drive Oaks, PA 19456-9989	1,613,127.790	5.31%
Enhanced Income Fund—Class I Shares
Wells Fargo Bank FBO PCH Logistics Inc. 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	23,908.834	48.15%
Wells Fargo Bank FBO Mitten and Winters 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	13,016.224	26.21%
Wells Fargo Bank FBO EG Middleton Inc. Retirement Savings Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	8,936.907	18.00%
Wells Fargo Bank FBO Yarlas Kaplan Santilli & Moran Ltd 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	3,426.177	6.90%
Core Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	138,875,484.777	78.14%
SEI Private Trust Company C/O GWP US Advisors One Freedom Valley Drive Oaks, PA 19456-9989	10,675,333.255	6.01%
Core Fixed Income Fund—Class I Shares
SEI Private Trust Company Attn: Mutual Funds One Freedom Valley Drive Oaks, PA 19456-9989	280,042.544	30.59%
Wells Fargo Bank FBO Azar Eye Clinic Profit Sharing 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	137,025.483	14.97%

Name and Address	Number of Shares	Percent of Fund/Class
Patterson & Co. Cust. SPTC FBO Arthritis & Rheumatology Medical Associates Inc. 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	85,861.967	9.38%
Wells Fargo Bank FBO Tuscaloosa Pediatrics PC 401(k) Plan 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	63,765.600	6.97%
Wells Fargo Bank FBO Arsement Redd & Morella LLC PS 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	59,366.316	6.49%
U.S. Fixed Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	78,834,360.841	74.25%
SEI Private Trust Co. C/O Bremer Trust Attn: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6,857,807.454	6.46%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,721,979.468	6.33%
High Yield Bond Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	163,489,687.937	74.05%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	15,148,128.672	6.86%
High Yield Bond Fund—Class I Shares
Raymond James & Associates, Inc. CSDN FBO Gerald Appel IRA 97 Myrtle Drive Great Neck, NY 11021-1805	57,815.782	11.49%
Raymond James & Associates, Inc. FBO Marion Appel 26 E Broadway, Apt. 3 New York, NY 10002-6880	44,326.209	8.81%

Name and Address	Number of Shares	Percent of Fund/Class
Wells Fargo Bank FBO Rochester Davis-Fetch Corp. EE SVG 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	39,954.117	7.94%
Raymond James & Associates, Inc. FBO Marvin Appel 1 South Street #A Great Neck, NY 11023-1218	36,355.912	7.23%
Wells Fargo Bank FBO Kingsmark Private Financial Advisors 401(k) 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	35,932.590	7.14%
Raymond James & Associates, Inc. FBO Gerald Appel & Marvin Appel TTEE Signalert Asset Management LLC 150 Great Neck Road, Suite 301 Great Neck, NY 11021-3309	32,959.397	6.55%
Wells Fargo Bank FBO Smith Animal Clinic P C 1525 West WT Harris Blvd. Charlotte, NC 28262-8522	26,960.510	5.36%
Real Return Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	20,244,512.276	71.63%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	3,145,923.351	11.13%
SEI Asset Allocation Moderate Strategy Fund Attn: Jack McCue One Freedom Valley Drive Oaks, PA 19456-9989	1,589,115.400	5.62%
Multi-Strategy Alternative Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	41,219,610.670	83.17%
SEI Private Trust Company Attention Mutual Fund Admin. One Freedom Valley Drive Oaks, PA 19456-9989	4,349,182.873	8.78%

MASTER/FEEDER OPTION

The Tax-Managed Small/Mid Cap and U.S. Fixed Income Funds may, in the future, seek to achieve their investment objectives by investing all of their assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Funds. It is expected that any such investment company would be managed by SIMC in substantially the same manner as the Funds. The initial shareholder(s) of the Funds voted to vest such authority in the sole discretion of the Trustees and such investment may be made without further approval of the shareholders of the Funds. However, shareholders of the Funds will be given 30 days' prior notice of any such investment. Such investment would be made only if the Trustees determine it to be in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. Although the Funds believe that the Trustees will not approve an arrangement that is likely to result in higher costs, no assurance is given that costs will be materially reduced if this option is implemented.

CUSTODIANS

U.S. Bank National Association ("U.S. Bank"), located at 425 Walnut Street, Cincinnati, Ohio 45202, acts as wire agent and custodian for the assets of the Large Cap, Large Cap Value, Large Cap Growth, Tax-Managed Large Cap, Small Cap, Small Cap Value, Small Cap Growth, Tax-Managed Small/Mid Cap, Mid-Cap, Real Estate, U.S. Managed Volatility, Tax-Managed Managed Volatility, Enhanced Income, Core Fixed Income, U.S. Fixed Income, High Yield Bond, and Multi-Strategy Alternative Funds. Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Global Managed Volatility and Real Return Funds. U.S. Bank and BBH hold cash, securities and other assets of the respective Funds for which they act as custodian as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located at 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P, and Fitch, Inc., ("Fitch"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa  Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

A-1

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA  Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA  Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A  Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB  Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-2

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1  Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote exceptionally strong credit feature.

F-2  Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3  Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

A-3

STATEMENT OF ADDITIONAL INFORMATION

SEI INSTITUTIONAL MANAGED TRUST

Class Y Shares

Multi-Asset Accumulation Fund
Multi-Asset Income Fund
Multi-Asset Inflation Managed Fund
Multi-Asset Capital Stability Fund

Administrator:

SEI Investments Global Funds Services

Distributor:

SEI Investments Distribution Co.

Adviser:

SEI Investments Management Corporation

Sub-Advisers:

AllianceBernstein L.P.
AQR Capital Management, LLC
Guggenheim Partners Investment Management, LLC
PanAgora Asset Management Inc
QS Investors, LLC

This Statement of Additional Information is not a prospectus. It is intended to provide additional information regarding the activities and operations of SEI Institutional Managed Trust (the "Trust") and should be read in conjunction with the Trust's prospectus relating to the Class Y Shares of the Multi-Asset Accumulation, Multi-Asset Income, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds (the "Prospectus"), dated October 14, 2014. The Prospectus may be obtained upon request and without charge by writing the Trust's distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or by calling 1-800-342-5734.

October 14, 2014

TABLE OF CONTENTS

THE TRUST	S-1
INVESTMENT OBJECTIVES AND POLICIES	S-1
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS	S-8
Alternative Strategies	S-8
American Depositary Receipts ("ADRs")	S-10
Asset-Backed Securities	S-11
Commercial Paper	S-12
Commodity Investments	S-12
Construction Loans	S-12
Demand Instruments	S-13
Distressed Securities	S-13
Equity-Linked Warrants	S-13
Equity Securities	S-14
Eurobonds	S-15
Exchange-Traded Products ("ETPs")	S-15
Fixed Income Securities	S-16
Foreign Securities	S-18
Forward Foreign Currency Contracts	S-19
Futures Contracts and Options on Futures Contracts	S-22
Government National Mortgage Association ("GNMA") Securities	S-23
High Yield Foreign Sovereign Debt Securities	S-24
Illiquid Securities	S-24
Insurance Funding Agreements ("IFAs")	S-24
Interfund Lending and Borrowing Arrangements	S-24
Investment Companies	S-25
Investment in Subsidiary	S-26
Loan Participations and Assignments	S-27
Master Limited Partnerships ("MLPs")	S-27
Money Market Securities	S-28
Mortgage-Backed Securities	S-28
Mortgage Dollar Rolls	S-31
Municipal Securities	S-31
Non-Diversification	S-32
Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks	S-33
Obligations of Supranational Entities	S-33
Options	S-33
Pay-In-Kind Bonds	S-35
Privatizations	S-35
Put Transactions	S-35
Receipts	S-36
Real Estate Investment Trusts ("REITs")	S-36
Real Estate Operating Companies ("REOCs")	S-37
Repurchase Agreements	S-37
Restricted Securities	S-37
Reverse Repurchase Agreements and Sale-Buybacks	S-37
Securities Lending	S-38
Short Sales	S-39
Sovereign Debt	S-40
Structured Securities	S-40
Swaps, Caps, Floors, Collars and Swaptions	S-40
U.S. Government Securities	S-42
Variable and Floating Rate Instruments	S-43

When-Issued and Delayed Delivery Securities	S-43
Yankee Obligations ("Yankees")	S-43
Zero Coupon Securities	S-44
INVESTMENT LIMITATIONS	S-45
THE ADMINISTRATOR AND TRANSFER AGENT	S-47
THE ADVISER AND THE SUB-ADVISERS	S-48
DISTRIBUTION	S-62
TRUSTEES AND OFFICERS OF THE TRUST	S-63
PROXY VOTING POLICIES AND PROCEDURES	S-71
PURCHASE AND REDEMPTION OF SHARES	S-72
TAXES	S-73
PORTFOLIO TRANSACTIONS	S-81
DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION	S-84
DESCRIPTION OF SHARES	S-85
LIMITATION OF TRUSTEES' LIABILITY	S-85
CODES OF ETHICS	S-85
VOTING	S-86
SHAREHOLDER LIABILITY	S-86
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	S-86
CUSTODIAN	S-87
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-87
LEGAL COUNSEL	S-87
DESCRIPTION OF RATINGS	A-1

October 14, 2014

THE TRUST

SEI Institutional Managed Trust (the "Trust") is an open-end management investment company that offers shares of diversified and non-diversified portfolios. The Trust was established as a Massachusetts business trust pursuant to a Declaration of Trust dated October 17, 1986. The Declaration of Trust permits the Trust to offer separate series ("portfolios") of units of beneficial interest ("shares") and separate classes of shares of such portfolios. Shareholders may purchase shares in certain portfolios through separate classes. Various share classes may be offered, which provide for variations in transfer agent fees, shareholder servicing fees, administrative servicing fees, distribution fees, dividends and certain voting rights. Except for differences among the classes pertaining to various expenses, each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio.

The management and affairs of the Trust are supervised by a Board of Trustees (each member, a "Trustee" and collectively, the "Trustees" or the "Board") under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described in this Statement of Additional Information ("SAI"), certain companies provide essential management services to the Trust. All consideration received by the Trust for shares of any portfolio, and all assets of such portfolio, belong to that portfolio and would be subject to the liabilities related thereto. The Trust pays its expenses, including, among others, the fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation materials and report to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organizational expenses.

This SAI relates to the following portfolios: Multi-Asset Inflation Strategy, Multi-Asset Accumulation, Multi-Asset Income and Multi-Asset Capital Stability Funds (each, a "Fund" and together, the "Funds").

The Trust has offered Class A Shares of the Funds since April 9, 2012. The Trust is now offering Class Y Shares of the Funds.

The investment adviser, SEI Investments Management Corporation ("SIMC" or the "Adviser") and investment sub-advisers (each, a "Sub-Adviser" and, together, the "Sub-Advisers") to the Funds are referred to collectively as the "advisers."

INVESTMENT OBJECTIVES AND POLICIES

MULTI-ASSET ACCUMULATION FUND—The investment objective of the Multi-Asset Accumulation Fund is to generate total return, including capital appreciation and income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to generate total return over time by selecting investments from among a broad range of asset classes based upon SIMC's or the Sub-Advisers' expectations of risk and return. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Advisers' views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may gain exposure to such asset classes through direct investment or investments in derivatives.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance risk across all capital market exposures, which may result in asset classes with lower perceived risk having a greater notional allocation within the Fund's portfolio than asset classes with higher perceived risk. Notional allocation refers to the Fund's use of one or more derivative contracts to attempt to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative

S-1

contracts (e.g., a security, currency or commodity (or a basket or index)). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts. In addition, the Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of volatility with the goal of managing the Fund's volatility. This may result in the Fund increasing capital market exposures during periods of perceived falling risk and decreasing capital market exposures during periods of perceived rising risk. The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative instruments, principally futures, forwards, options and swaps.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, exchange traded notes ("ETNs"), money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of either supranational entities issued or guaranteed by certain banks and entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and Treasury Inflation Protected Securities ("TIPS") and other inflation-linked debt securities of both U.S. and non-U.S. governments and corporations. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and exchange-traded funds ("ETFs") to obtain the Fund's desired exposure to an asset class. The Fund may also invest in real estate investment trusts ("REITs") and securities issued by U.S. and non-U.S. real estate companies.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands ("Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts, forward contracts, options and swaps

S-2

may be used to synthetically obtain exposure to securities or baskets of securities and to manage the Fund's interest rate duration and yield curve exposure. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Interest rate swaps are further used to manage the Fund's yield spread sensitivity. Securities index swaps may be used to obtain exposure to different U.S. and foreign equity markets. Futures and swaps on futures may be used to gain exposure to U.S. and foreign sovereign bond markets, equity markets and commodities markets. The Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Advisers may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Advisers may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Advisers may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the Securities and Exchange Commission ("SEC") to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

Due to its investment strategy, the Fund may buy and sell securities frequently.

MULTI-ASSET INCOME FUND—The investment objective of the Multi-Asset Income Fund is to generate total return with an emphasis on current income. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to achieve its investment objective by selecting investments from among a broad range of asset classes based upon SIMC's or the Sub-Adviser's expectations for income and, to a lesser extent, capital appreciation. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may gain exposure to such asset classes through direct investment or investments in derivatives.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities, warrants and depositary receipts, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund may invest in a wide range of fixed income investments, including asset-backed securities, mortgage-backed securities, collateralized debt and collateralized loan obligations ("CDOs" and "CLOs", respectively), corporate and municipal bonds and debentures,

S-3

structured notes, construction loans, commercial paper, ETNs, money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may invest up to 25% of its assets in master limited partnership units ("MLPs") and may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, subject to the limitations of the Investment Company Act of 1940, as amended (the "1940 Act"). Such investment may include open-end funds, money market funds, closed-end funds and ETFs (including leveraged and inverse ETFs). The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Futures contracts and forward contracts may be used to synthetically obtain exposure to securities or baskets of securities. The Fund may use total return swaps to efficiently obtain exposure to segments of the equity or fixed income markets when other means of obtaining exposure, such as through an ETF, are suboptimal. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. The Fund may write (sell) covered call options or put options on a security or a basket of securities. The purchaser of the covered call will pay the Fund a premium for undertaking the obligations under the option contract. The written option may also provide a partial hedge to another position of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

Due to its investment strategy, the Fund may buy and sell securities frequently.

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MULTI-ASSET INFLATION MANAGED FUND—The investment objective of the Multi-Asset Inflation Managed Fund is to generate total return exceeding the rate of inflation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will seek to generate "real return" (i.e., total returns that exceed the rate of inflation over a full market cycle, regardless of market conditions) by selecting investments from among a broad range of asset classes, including fixed income and equity securities and commodity investments. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Advisers' views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes. The Fund may gain exposure to such asset classes through direct investment or investments in derivatives.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

Equity securities may include common or preferred stocks, warrants, rights, depositary receipts, equity-linked securities and other equity interests. The Fund may invest in securities of issuers of any market capitalization and may invest in both foreign and domestic equity securities. In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, closed-end funds and ETFs. The Fund may also invest in REITs and U.S. and non-U.S. real estate companies.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets), and corporate- or government-issued.

The Fund may invest in a wide range of fixed income investments, including obligations of U.S. and foreign commercial banks, such as certificates of deposit, time deposits, bankers' acceptances and bank notes, obligations of foreign governments, U.S. and foreign corporate debt securities, including commercial paper, and fully collateralized repurchase and reverse repurchase agreements with highly rated counterparties (those rated A or better) and securitized issues such as mortgage-backed securities, asset-backed securities, commercial mortgage-backed securities and collateralized debt obligations. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities, and municipal bonds and debentures. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions. The Fund may also enter into repurchase or reverse repurchase agreements with respect to its investment in the fixed income securities listed above and may use the cash received to enter into a short position on U.S. Treasury bonds.

A portion of the Fund's assets may also be invested in commodity investments to provide exposure to the investment returns of the commodities markets. Commodity investments include notes with interest payments that are tied to an underlying commodity or commodity index, ETFs or other exchange-traded products that are tied to the performance of a commodity or commodity index or other types of investment vehicles or instruments that provide returns that are tied to commodities or commodity indices. The Fund may also invest in equity securities of issuers in commodity-related industries.

The Fund may also seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands ("Subsidiary"). The Subsidiary, unlike the Fund, may invest to a significant extent in commodities, commodity contracts, commodity investments and derivative instruments. The Subsidiary may also invest in other instruments in which the Fund is permitted to invest, either as investments or to serve as margin or collateral

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for its derivative positions. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary is advised by SIMC.

The Fund, either directly or through its investment in the Subsidiary, may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Interest rate futures contracts are primarily used to hedge interest rate risk in the Fund's U.S. bond holdings. Commodity futures contracts are primarily used to obtain exposure to a diversified set of commodity markets. Interest rate swaps may further be used to manage the Fund's interest rate risk. Swaps on indices may be used to manage the inflation-adjusted return of the Fund. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Options may be used to gain exposure to or hedge exposures in the equity and commodity markets. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures and foreign currency forward contracts. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

Due to its investment strategy, the Fund may buy and sell securities frequently.

The Sub-Adviser(s) may engage in short sales in an attempt to capitalize on equity securities that it believes will underperform the market or their peers. When a Sub-Adviser(s) sells securities short, it may invest the proceeds from the short sales in an attempt to enhance returns. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss.

MULTI-ASSET CAPITAL STABILITY FUND—The investment objective of the Multi-Asset Capital Stability Fund is to manage the risk of loss while providing current income and an opportunity for capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Under normal circumstances, the Fund will attempt to manage the risk of loss while still seeking to generate some growth by selecting investments from among a broad range of asset classes. Managing the risk of loss does not mean preventing losses, but rather managing the Fund in a manner intended to limit the level of losses that the Fund could incur over any particular period. The Fund's investments are expected to include U.S. debt obligations and investment grade bonds, and, to a lesser extent, riskier asset classes as detailed below, such as equities and non-investment grade securities (also known as junk bonds). The Fund may obtain its exposures to the asset classes by investing directly in securities and other investments or indirectly through the use of other pooled investment vehicles and derivative

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instruments, principally futures, forwards, options and swaps. The asset classes used and the Fund's allocations among asset classes will be determined based on SIMC's or the Sub-Adviser's views of fundamental, technical or valuation measures. The Fund's allocations among asset classes may be adjusted over short periods of time. At any point in time, the Fund may be diversified across many asset classes or concentrated in a limited number of asset classes.

The Fund uses a multi-manager approach under the general supervision of SIMC, allocating its assets among one or more Sub-Advisers using different investment strategies. SIMC may also directly manage a portion of the Fund's portfolio.

The Fund may allocate all or a portion of its assets using a "risk parity" approach that seeks to balance anticipated drawdown risk (peak-to-trough decline in asset value) across all capital market exposures in the Fund. This approach may result in asset classes with lower perceived drawdown risk, e.g. high-quality government bonds, having a greater notional allocation within the Fund's portfolio than they would otherwise receive in a non-risk parity approach. Notional allocation generally refers to the Fund's use of one or more derivative contracts to obtain exposure to a potential gain or loss on the market value of the instruments underlying the Fund's derivative contracts (e.g., a security, basket of securities or index). The market value of such underlying instruments generally exceeds the amount of cash or assets required to establish or maintain the derivative contracts.

The Fund may further adjust asset allocations and capital market exposures based on realized and expected measures of drawdown risk with the goal of managing the Fund's total drawdown risk. This may result in the Fund increasing capital market exposures during periods of perceived falling drawdown risk and decreasing capital market exposures during periods of perceived rising drawdown risk.

The Fund may invest in equity securities, including common stocks, preferred stocks, convertible securities and warrants, of U.S. and non-U.S. issuers (including emerging markets) of various market capitalizations and industries.

The Fund may invest in fixed income securities that are investment or non-investment grade (also known as junk bonds), U.S.- or foreign-issued (including emerging markets) and corporate- or government-issued. The Fund's fixed income investments may include asset-backed securities, mortgage-backed securities, corporate bonds and debentures, commercial paper, ETNs, money market instruments, mortgage dollar rolls, repurchase and reverse repurchase agreements, when issued/delayed delivery securities, zero coupon bonds, obligations of foreign governments and obligations of supranational entities issued or guaranteed by certain banks, as well as entities organized to restructure the outstanding debt of such issuers. The Fund's fixed income investments may also include U.S. Treasury obligations, obligations issued by agencies or instrumentalities of the U.S. Government (including obligations not guaranteed by the U.S. Treasury), such as obligations issued by U.S. Government sponsored entities, and TIPS and other inflation-linked debt securities. The Fund may invest in fixed, variable and floating rate fixed income instruments. The Fund's portfolio and the Fund's investments in particular fixed income securities are not subject to any maturity or duration restrictions.

The Fund may also invest a portion of its assets in bank loans, which are, generally, non-investment grade floating rate instruments, in the form of participations in the loans (participations) and assignments of all or a portion of the loans from third parties (assignments).

In addition to direct investment in securities and other instruments, the Fund may invest in affiliated and unaffiliated funds, including open-end funds, money market funds, closed-end funds and ETFs. The Fund may also invest in REITs and securities issued by U.S. and non-U.S. real estate companies.

The Fund may also purchase or sell futures contracts, options, forward contracts and swaps to obtain the Fund's desired exposure to an asset class or for return enhancement or hedging purposes. Due to the Fund's structure and level of turnover, derivative instruments may be an efficient method of obtaining exposure to various types of markets. Futures contracts may be used to gain exposure to U.S. and foreign sovereign bond markets. Index futures and securities index swaps may be used to gain exposure to U.S.

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and foreign equity markets. Interest rate swaps may be used to manage the Fund's yield spread sensitivity. Options may be used to gain exposure to or hedge risks in U.S. and foreign equity and fixed income markets. The Fund may buy credit default swaps in an attempt to manage credit risk where the Fund has credit exposure to an issuer, and the Fund may sell credit default swaps to more efficiently gain credit exposure to a security or basket of securities. Foreign currency forward rate agreements may be used to hedge all or a portion of the currency risk resulting from investments in non-U.S. equity and fixed income securities.

The Fund may invest in U.S. dollar and non-U.S. dollar denominated securities. The Sub-Adviser(s) may also seek to enhance the Fund's return by actively managing the Fund's foreign currency exposure. In managing the Fund's currency exposure, the Sub-Adviser(s) may buy and sell currencies (i.e., take long or short positions) using futures contracts, foreign currency forward contracts and options. The Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. The Fund may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase its exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. In managing the Fund's currency exposure for foreign securities, the Sub-Adviser(s) may buy and sell currencies for hedging or for speculative purposes.

The Fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase shares of securities or other instruments directly. Pursuant to orders issued by the SEC to certain ETF complexes and procedures approved by the Board, the Fund may invest in such ETFs in excess of the limitations otherwise imposed by the federal securities laws, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other investment limitations applicable to the Fund. The particular ETF complexes in which the Fund may invest and additional information about the limitations of such investments are further described under the heading "Exchange-Traded Funds" in the sub-section "Investment Companies" of the "Description of Permitted Investments and Risk Factors" section below.

Due to its investment strategy, the Fund may buy and sell securities frequently.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices of the Funds and the associated risk factors. References to "Fund," where applicable, also refer to the underlying funds in which the Funds may invest. A Fund may purchase any of these instruments and/or engage in any of these investment practices if, in the opinion of the advisers, such investments or investment practices will be advantageous to the Fund. A Fund is free to reduce or eliminate its activity in any of these areas. SIMC or a Sub-Adviser, as applicable, may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by a Fund's stated investment policies, including those stated below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's investment objective.

ALTERNATIVE STRATEGIES—The Funds employ a diversified investment approach using various strategies simultaneously to realize short- and long-term gains. Such strategies are primarily designed to reduce fluctuations in the value of traditional assets and are distinguishable from traditional strategies (i.e., strategies generally investing in long only equity, fixed-income securities or money market instruments) employed by mutual funds. The following alternative strategies can be implemented by the Funds.

Directional (Tactical) Strategies. Directional trading strategies are based upon speculating on the direction of market prices of currencies, commodities, equities and bonds in the futures and cash markets. An underlying fund or a Sub-Adviser may rely on model-based systems to generate buy and sell signals. Others use a more subjective approach, ultimately using their own discretionary judgment in implementing trades. Strategies include long/short equity, long/short credit and global tactical asset allocation.

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Long/Short Equity Strategy invests in securities believed to be undervalued or offer high growth opportunities while also attempting to take advantage of an anticipated decline in the price of an overvalued company or index by using short sales or options on common stocks or indexes. An underlying fund or a Sub-Adviser may also use leverage and derivatives, including options, financial futures and options on futures contracts. The underlying fund or the Sub-Adviser seeks returns from strong security selection on both the long and short sides. These long and short positions may be completely unrelated. The primary risk in this strategy is that the underlying fund or the Sub-Adviser may exhibit poor security selection, losing money on both the long and short sides.

Long/Short Credit Strategy focuses on short positions by utilizing credit default swaps to anticipate the decline in the price of an overvalued security or by utilizing treasury futures to hedge interest rate risk. Strategies may also involve leverage and hedging through the use of ETFs (as defined below) or various derivatives, such as futures contracts, credit default swaps or total return swaps or committed term reverse repurchase facilities or other financings in order to enhance total return. The Funds may use certain derivatives to obtain greater leverage than would otherwise be achievable.

Global Tactical Asset Allocation is an investment strategy that attempts to exploit short-term market inefficiencies by taking positions in various markets with a view to profit from relative movements across those markets. The strategy focuses on general movements in the markets rather than on performance of individual securities. Generally, the strategy implements long and short positions in highly liquid futures and forward contracts across an investment universe of equity indices, fixed income and currencies.

Event-Driven Strategies. Event-driven strategies seek to exploit pricing inefficiencies that may occur before or after a corporate event, such as a bankruptcy, merger, acquisition or spinoff. An underlying fund or a Sub-Adviser will analyze the potential event and determine the likelihood of the event actually occurring and purchase the stock of the target company with a view of selling it after its price has risen in connection with that event. Many corporate events, however, do not occur as planned. If an underlying fund or a Sub-Adviser fails to accurately assess whether a corporate event will actually occur, it can ultimately reduce the price of a company's stock and cause the Fund to lose its investment.

Arbitrage Strategies. Arbitrage strategies focus on relative pricing discrepancies between instruments, including equities, debt, futures contracts and options. An underlying fund or a Sub-Adviser may employ mathematical, technical or fundamental analysis to determine incorrectly valued investments. Investments may be mispriced relative to an underlying security, related securities, groups of securities or the overall market. Positions are frequently hedged to isolate the discrepancy and to minimize market risk. Investments may represent either short-term trading opportunities or longer-term fundamental judgment on the relative performance of a security.

Fixed income or interest rate arbitrage aims to profit from price anomalies between related interest rate securities. This strategy includes interest rate swap arbitrage, U.S. and non-U.S. government bond arbitrage, forward yield curve arbitrage and mortgage backed securities arbitrage, offsetting long and short positions in financial instruments likely to be affected by changes in interest rates.

Convertible arbitrage involves buying convertible bonds (bonds that are convertible into common stock) or shares of convertible preferred stock (stock that is convertible into common stock) that an underlying fund or a Sub-Adviser believes are undervalued. In addition to taking "long" positions (i.e., owning the security) in convertible bonds or convertible preferred stock, an underlying fund or a Sub-Adviser may take "short" positions (i.e., borrowing and later selling the security) in the underlying common stock into which the convertible securities are exchangeable in order to hedge against market risk. The strategy is intended to capitalize on relative pricing inefficiencies between the related securities. This strategy may be employed with a directional bias (the underlying fund or the Sub-Adviser anticipates the direction of the market) or on a market neutral basis (the direction of the market does not have a significant impact on returns). The source of return from this strategy arises from the fact that convertible bonds may be undervalued relative to other securities due to the complexity of investing in these securities. The primary risk associated with this strategy is that, in the event of an issuer bankruptcy, the short position

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may not fully cover the loss on the convertible security. Convertible bond hedging strategies may also be adversely affected by changes in the level of interest rates, downgrades in credit ratings, credit spread fluctuations, defaults and lack of liquidity.

Pairs trading combines a long position in a particular security with a short position in a similar security in the same or related industry or sector. An underlying fund or a Sub-Adviser identifies a pair of securities that are correlated (i.e., the price of one security moves in the same direction of the price of the other security) and looks for divergence of correlation between shares of a pair. When a divergence is noticed, the underlying fund or the Sub-Adviser takes the opposite position for securities in a pair. For stocks, currencies and futures, the underlying fund or the Sub-Adviser would take long position for the underperforming security and short position for the overperforming security. For options, the underlying fund or the Sub-Adviser would write put option for underperforming stock and call option for outperforming stock. A profit can be realized when the divergence is corrected and the securities are brought to original correlation by market forces. Although the strategy does not have much downside risk, there is a scarcity of opportunities.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and will generally seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers, and it is possible to lose money on both the long position and the short position.

AMERICAN DEPOSITARY RECEIPTS ("ADRs")—ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") and Global Depositary Receipts ("GDRs"), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts may be sponsored or unsponsored. These certificates are issued by depositary banks and generally trade on an established market in the U.S. or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depositary bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S.

Although the two types of depositary receipt facilities (unsponsored and sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions and the performance of other services. The depository of an unsponsored facility frequently

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is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request.

ASSET-BACKED SECURITIES—Asset-backed securities are securities backed by non-mortgage assets, such as company receivables, truck and auto loans, leases, home equity loans and credit card receivables.

Other asset-backed securities may be created in the future. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations.

Asset-backed securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets that are passed through to the security holder. Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities.

For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Collateralized Debt Obligations ("CDOs"). CDOs are securitized interests in pools of non-mortgage assets. Such assets usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation ("CLO") if it holds only loans. Multiple levels of securities are issued by the CDO, offering various maturity and credit risk characteristics that are characterized according to their degree of credit risk. Purchasers in CDOs are credited with their portion of the scheduled payments of interest and principal on the underlying assets plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CDOs in the longer maturity series are less likely than other asset passthroughs to be prepaid prior to their stated maturity. Certain Funds may also invest in interests in warehousing facilities. Prior to the closing of a CDO, an investment bank or other entity that is financing the CDO's structuring may provide a warehousing facility to finance the acquisition of a portfolio of initial assets. Capital raised during the closing of the CDO is then used to purchase the portfolio of initial assets from the warehousing facility. A warehousing facility may have several classes of loans with differing seniority levels with a subordinated or "equity" class typically purchased by the manager of the CDO or other investors such as the Funds. One of the most significant risks to the holder of the subordinated class of a warehouse facility is the market value fluctuation of the loans acquired. Subordinated equity holders generally acquire the first loss positions which bear the impact of market losses before more senior positions upon settling the warehouse facility. Further, warehouse facility transactions often include event of default provisions and other collateral threshold requirements that grant senior holders or the administrator certain rights (including the right to liquidate warehouse positions) upon the occurrence of

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various triggering events including a decrease in the value of warehouse collateral. In addition, a subordinate noteholder may be asked to maintain a certain level of loan-to-value ratio to mitigate this market value risk. As a result, if the market value of collateral loans decreases the subordinated noteholder may need to provide additional funding to maintain the warehouse lender's loan-to-value ratio.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder. There may be a limited secondary market for such securities.

In addition to the general risks associated with debt securities discussed in this SAI and the Prospectus, asset-backed securities carry additional risks including, but not limited to, the possibilities that: (i) the pace of payments on underlying assets may be faster or slower than anticipated or payments may be in default; (ii) the creditworthiness of the credit support provider may deteriorate; and (iii) such securities may become less liquid or harder to value as a result of market conditions or other circumstances.

For purposes of the Funds' concentration policies, asset-backed securities will be classified according to the underlying assets securing such securities.

COMMERCIAL PAPER—Commercial paper is the term used to designate unsecured, short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few days up to 270 days.

COMMODITY INVESTMENTS—The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity investments, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, agricultural or meat products or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. The Sub-Advisers and, to the extent it directly managed the assets of a Fund, SIMC, seek to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism or political and regulatory developments. The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. For example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase in value. Of course, there can be no guarantee that these investments will perform in the same manner in the future, and at certain times the price movements of commodity investments have been parallel to those of debt and equity securities. In general, commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodity prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits.

CONSTRUCTION LOANS—In general, construction loans are mortgages on multifamily homes that are insured by the Federal Housing Administration ("FHA") under various federal programs of the National Housing Act of 1934 and its amendments. Several FHA programs have evolved to ensure the construction financing and permanent mortgage financing on multifamily residences, nursing homes, elderly residential facilities and health care units. Project loans typically trade in two forms: either as FHA-insured or Government National Mortgage Association ("GNMA") insured pass-through securities. In this case, a qualified issuer issues the pass-through securities while holding the underlying mortgage loans as collateral. Regardless of form, all projects are government-guaranteed by the U.S. Department of Housing and Urban Development ("HUD") through the FHA insurance fund. The credit backing of all FHA and GNMA projects

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derives from the FHA insurance fund, so projects issued in either form enjoy the full faith and credit backing of the U.S. Government.

Most project pools consist of one large mortgage loan rather than numerous smaller mortgages, as is typically the case with agency single-family mortgage securities. As such, prepayments on projects are driven by the incentives most mortgagors have to refinance and are very project-specific in nature. However, to qualify for certain government programs, many project securities contain specific prepayment restrictions and penalties.

Under multifamily insurance programs, the government insures the construction financing of projects as well as the permanent mortgage financing on the completed structures. This is unlike the single-family mortgage market, in which the government only insures mortgages on completed homes. Investors purchase new projects by committing to fund construction costs on a monthly basis until the project is built. Upon project completion, an investor's construction loan commitments are converted into a proportionate share of the final permanent project mortgage loan. The construction financing portion of a project trades in the secondary market as an insured Construction Loan Certificate ("CLC"). When the project is completed, the investor exchanges all the monthly CLCs for an insured Permanent Loan Certificate ("PLC"). The PLC is an insured pass-through security backed by the final mortgage on the completed property. As such, PLCs typically have a thirty-five to forty year maturity, depending on the type of final project. There are vastly more PLCs than CLCs in the market, owing to the long economic lives of the project structures. While neither CLCs nor PLCs are as liquid as agency single-family mortgage securities, both are traded on the secondary market and would generally not be considered illiquid. The benefit to owning these securities is a relatively high yield combined with significant prepayment protection, which generally makes these types of securities more attractive when prepayments are expected to be high in the mortgage market. CLCs typically offer a higher yield due to the fact that they are somewhat more administratively burdensome to account for.

DEMAND INSTRUMENTS—Certain instruments may entail a demand feature that permits the holder to demand payment of the principal amount of the instrument. Demand instruments may include variable amount master demand notes. Demand instruments with demand notice periods exceeding seven days are considered to be illiquid securities. Additional information about illiquid securities is provided under "Illiquid Securities" below.

DISTRESSED SECURITIES—Distressed securities are securities of issuers that are in transition, out of favor, financially leveraged or troubled or potentially troubled and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. Distressed securities are considered risky investments, although they may also offer the potential for correspondingly high returns. Such issuers' securities may be considered speculative, and the ability of such issuers to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such issuers.

EQUITY-LINKED WARRANTS—Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and purchases shares in the local market. The broker then issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.

Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrant can be redeemed for 100% of the value of the underlying stock (less transaction costs). American style warrants can be exercised at any time. The warrants are U.S. dollar-denominated and priced daily on several international stock exchanges.

There are risks associated with equity-linked warrants. The investor will bear the full counterparty risk to the issuing broker; however, the advisers select to mitigate this risk by only purchasing from issuers with high credit ratings. Equity-linked warrants also have a longer settlement period because they go

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through the same registration process as the underlying shares (about three weeks), and during this time the shares cannot be sold. There is currently no active trading market for equity-linked warrants. Certain issuers of such warrants may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such warrants may be limited by certain investment restrictions contained in the 1940 Act.

EQUITY SECURITIES—Equity securities represent ownership interests in a company and include common stocks, preferred stocks, warrants to acquire common stock and securities convertible into common stock. Investments in equity securities in general are subject to market risks, which may cause their prices to fluctuate over time. Further, fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate. The Funds purchase and sell equity securities in various ways, including through recognized foreign exchanges, registered exchanges in the U.S. or the over-the-counter market. Equity securities are described in more detail below:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. The Funds may purchase preferred stock of all ratings as well as unrated stock.

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged by the holder or by the issuer into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields that are higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.

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Because convertible securities may also be interest rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk and are often lower-quality securities. The Funds that invest in convertible securities may purchase convertible securities of all ratings, as well as unrated securities.

Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies typically have lower trading volumes and consequently are often less liquid. Such securities may also have less market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

EUROBONDS—A Eurobond is a fixed income security denominated in U.S. dollars or another currency and sold to investors outside of the country whose currency is used. Eurobonds may be issued by government or corporate issuers and are typically underwritten by banks and brokerage firms from numerous countries. While Eurobonds typically pay principal and interest in Eurodollars or U.S. dollars held in banks outside of the United States, they may pay principal and interest in other currencies.

EXCHANGE-TRADED PRODUCTS ("ETPs")—A Fund may directly purchase shares of or interests in exchange-traded products ("ETPs") (including exchange-traded funds structured as investment companies ("ETFs"), exchange-traded notes ("ETNs") and exchange-traded commodity pools). The Funds will only invest in ETPs to the extent consistent with their investment objectives, policies, strategies and limitations.

The risks of owning interests of ETPs generally reflect the risks of owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, a Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

ETFs. ETFs are investment companies that are registered under the (1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An "index-based ETF" seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

ETNs. ETNs are generally senior, unsecured, unsubordinated debt securities issued by a sponsor. ETNs are designed to provide investors with a different way to gain exposure to the returns of market benchmarks, particularly those in the natural resource and commodity markets. An ETN's returns are based on the performance of a market index minus fees and expenses. ETNs are not equity investments or investment companies, but they do share some characteristics with those investment vehicles. As with equities, ETNs can be shorted, and as with ETFs and index funds, ETNs are designed to track the total return performance of a benchmark index. Like ETFs, ETNs are traded on an exchange and can be bought and sold on the listed exchange. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is

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linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. The market value of an ETN is determined by supply and demand, the current performance of the market index to which the ETN is linked and the credit rating of the ETN issuer.

The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities/commodities/instruments underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer's credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

Certain ETNs may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

Exchange-Traded Commodity Pools. Exchange-traded commodity pools are similar to ETFs in some ways, but are not structured as registered investment companies. Shares of exchange-traded commodity pools trade on an exchange and are registered under the Securities Act of 1933, as amended (the "1933 Act"). Unlike mutual funds, exchange-traded commodity pools generally will not distribute dividends to shareholders. There is a risk that the changes in the price of an exchange-traded commodity pool's shares on the exchange will not closely track the changes in the price of the underlying commodity or index that the pool is designed to track. This could happen if the price of shares does not correlate closely with the pool's net asset value ("NAV"), the changes in the pool's NAV do not correlate closely with the changes in the price of the pool's benchmark, or the changes in the benchmark do not correlate closely with the changes in the cash or spot price of the commodity that the benchmark is designed to track. Exchange-traded commodity pools are often used as a means of investing indirectly in a particular commodity or group of commodities, and there are risks involved in such investments. The risks and hazards that are inherent in a commodity or group of commodities may cause the price of that commodity or group of commodities to fluctuate widely, which will, in turn, affect the price of the exchange-traded commodity pool that invests in that commodity or group of commodities. The regulation of commodity interest transactions in the United States is a rapidly changing area of law and is subject to ongoing modification by governmental and judicial action. Considerable regulatory attention has been focused on non-traditional investment pools that are publicly distributed in the United States. There is a possibility of future regulatory changes within the United States altering, perhaps to a material extent, the nature of an investment in exchange-traded commodity pools or the ability of an exchange-traded commodity pool to continue to implement its investment strategy. In addition, various national governments outside of the United States have expressed concern regarding the disruptive effects of speculative trading in the commodities markets and the need to regulate the derivatives markets in general. The effect of any future regulatory change on exchange-traded commodity pools is impossible to predict, but could be substantial and adverse.

Certain exchange-traded commodity pools may not produce qualifying income for purposes of the Qualifying Income Test (as defined below in the section entitled "Taxes"), which must be met in order for a Fund to maintain its status as a RIC under the Code. Each Fund intends to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Fund may not be able to accurately predict the non-qualifying income from these investments (see more information in the "Taxes" section of this SAI).

FIXED INCOME SECURITIES—Fixed income securities consist primarily of debt obligations issued by governments, corporations, municipalities and other borrowers, but may also include structured securities that provide for participation interests in debt obligations. The market value of the fixed income securities in which a Fund invests will change in response to interest rate changes and other factors.

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During periods of falling interest rates, the value of outstanding fixed income securities generally rises. Conversely, during periods of rising interest rates, the value of such securities generally declines. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities, but will affect a Fund's net asset value.

Securities held by a Fund that are guaranteed by the U.S. Government, its agencies or instrumentalities guarantee only the payment of principal and interest and do not guarantee the yield or value of the securities or the yield or value of the Fund's shares.

There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates.

Additional information regarding fixed income securities is described below:

Duration. Duration is a measure of the expected change in value of a fixed income security for a given change in interest rates. For example, if interest rates changed by one percent, the value of a security having an effective duration of two years generally would vary by two percent. Duration takes the length of the time intervals between the present time and time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weighs them by the present values of the cash to be received at each future point in time.

Investment Grade Fixed Income Securities. Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by a Nationally Recognized Statistical Rating Organization ("NRSRO") or, if not rated, are determined to be of comparable quality by a Fund's advisers, as applicable (see. "Appendix A—Description of Ratings" for a description of the bond rating categories of several NRSROs). Ratings of each NRSRO represent its opinion of the safety of principal and interest payments, not the market risk, of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Securities rated Baa3 or higher by Moody's Investors Service, Inc. ("Moody's") or BBB- or higher by Standard & Poor's Rating Group ("S&P") are considered by those rating agencies to be "investment grade" securities, although securities rated Baa3 or BBB- lack outstanding investment characteristics and have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher-rated categories. In the event a security owned by a Fund is downgraded below investment grade, the Fund's advisers, as applicable, will review the situation and take appropriate action with regard to the security.

Lower-Rated Securities. Lower-rated bonds or non-investment grade bonds are commonly referred to as "junk bonds" or high yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by an NRSRO. Such obligations are speculative and may be in default.

Fixed income securities are subject to the risk of an issuer's ability to meet principal and interest payments on the obligation (known as "credit risk") and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (known as "market risk"). Lower-rated or unrated (i.e., high yield) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which primarily react to movements in the general level of interest rates. Yields and market values of high yield securities will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium- to lower-rated securities may decline in value due to heightened

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concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high yield securities and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity, which may lead to a higher incidence of default on such securities. In addition, the secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities. As a result, it may be more difficult for a Fund to sell these securities, or a Fund may only be able to sell the securities at prices lower than if such securities were highly liquid. Furthermore, a Fund may experience difficulty in valuing certain high yield securities at certain times. Under these circumstances, prices realized upon the sale of such lower-rated or unrated securities may be less than the prices used in calculating a Fund's net asset value. Prices for high yield securities may also be affected by legislative and regulatory developments.

Lower-rated or unrated fixed income obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of the Fund's investment portfolio and increasing the Fund's exposure to the risks of high yield securities. Certain Funds may invest in securities rated as low as "C" by Moody's or "D" by S&P and may invest in unrated securities that are of comparable quality as junk bonds.

Sensitivity to Interest Rate and Economic Changes. Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund's net asset value.

Payment Expectations. High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond's value may decrease in a rising interest rate market, as will the value of a Fund's assets. If a Fund experiences significant unexpected net redemptions, it may be forced to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Fund's rate of return.

Liquidity and Valuation. There may be little trading in the secondary market for particular bonds, which may adversely affect a Fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the value and liquidity of high-yield, high-risk bonds, especially in a thin market.

Taxes. The Funds may purchase debt securities (such as zero coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accretes in a taxable year is treated as earned by a Fund and is therefore subject to the distribution requirements applicable RICs under the Code. Because the original issue discount earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders.

FOREIGN SECURITIES—Foreign securities are securities issued by non-U.S. issuers. Investments in foreign securities may subject the Funds to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or

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expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuations in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices that differ from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the U.S. foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange or currency control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Funds. Such investments may also entail higher custodial fees and sales commissions than domestic investments.

The Funds' investments in emerging markets can be considered speculative and may therefore offer higher potential for gains and losses than investments in developed markets. With respect to an emerging market country, there may be a greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war), which could adversely affect the economies of such countries or investments in such countries. The economies of developing countries are generally heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange or currency controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

In addition to the risks of investing in emerging market debt securities, a Fund's investments in government or government-related securities of emerging market countries and restructured debt instruments in emerging markets are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. A Fund may have limited recourse in the event of default on such debt instruments.

FORWARD FOREIGN CURRENCY CONTRACTS—A forward foreign currency contract involves a negotiated obligation to purchase or sell a specific currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Forward contracts generally may not be liquidated prior to the stated maturity date, although the parties to a contract may agree to enter into a second offsetting transaction with the same maturity, thereby fixing each party's profit or loss on the two transactions. Nevertheless, each position must still be maintained to maturity unless the parties separately agree on an earlier settlement date. As a result, a party to a forward contract must be prepared to perform its obligations under each such contract in full. Parties to a forward contract may also separately agree to extend the contract by "rolling" it over prior to the originally scheduled settlement date. A Fund may use forward contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

The Funds may use currency instruments as part of a hedging strategy, as described below:

Transaction Hedging. Transaction hedging is when a Fund enters into a currency transaction with respect to specific assets or liabilities of the Fund, which generally arises in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. A Fund may enter into transaction hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the

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purchase or sale of a security denominated in a foreign currency. A Fund may be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of the foreign currency involved in the underlying security transaction.

Position Hedging. A Fund may sell a non-U.S. currency and purchase U.S. currency to reduce exposure to the non-U.S. currency (called "position hedging"). A Fund may use position hedging when the advisers reasonably believe that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. A Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of the market between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

Cross Hedges. A Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

Proxy Hedges. A Fund may engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated and to buy U.S. dollars. The amount of the contract would not exceed the value of a Fund's securities denominated in linked currencies.

In addition to the hedging transactions described above, the Funds may also engage in currency transactions in an attempt to take advantage of certain inefficiencies in the currency exchange market, to increase their exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.

Unless consistent with and permitted by its stated investment policies, a Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging, described above. If consistent with and permitted by its stated investment policies, a Fund may take long and short positions in foreign currencies in excess of the value of the Fund's assets denominated in a particular currency or when the Fund does not own assets denominated in that currency. Certain Funds may engage in currency transactions for hedging purposes, as well as to enhance the Fund's returns.

The Funds may engage in non-deliverable forward transactions. A non-deliverable forward transaction is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed-upon foreign exchange rate on an agreed-upon future date. The non-deliverable forward transaction position is closed using a fixing rate, as defined by the central bank in the country of the currency being traded, that is generally publicly stated within one or two days prior to the settlement date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, a Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed-upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction

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is calculated by multiplying the transaction's notional amount by the difference between the agreed-upon forward exchange rate and the actual exchange rate when the transaction is completed.

The Funds may invest in options on foreign currencies and futures contracts. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available. An option on a currency provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, a stated quantity of the underlying currency at a fixed exchange rate up to a stated expiration date (or, in the case of certain options, on such date). The holder generally pays a nonrefundable fee for the option, referred to as the "premium," but cannot lose more than this amount, plus related transaction costs. Thus, where a Fund is a holder of options contracts, such losses will be limited in absolute amount. In contrast to a forward contract, an option imposes a binding obligation only on the seller, or "writer." If the holder exercises the option, the writer is obligated to complete the transaction in the underlying currency. An option generally becomes worthless to the holder when it expires. In addition, in the context of an exchange-traded option, the writer is often required to deposit initial margin and may be required to increase the margin on deposit if the market moves against the writer's position. Options on currencies may be purchased in the over-the-counter market between commercial entities dealing directly with each other as principals. In purchasing an over-the-counter currency option, the holder is subject to the risk of default by the writer and, for this reason, purchasers of options on currencies may require writers to post collateral or other forms of performance assurance.

Certain Funds may invest in foreign currency futures contracts. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally, which are described elsewhere in this SAI.

Risks. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Suitable hedging transactions may not be available in all circumstances. Hedging transactions may also eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. If a Fund enters into a currency hedging transaction, the Fund will "cover" its position as required by 1940 Act.

The Funds may take active positions in currencies, which involve different techniques and risk analyses than the Funds' purchase of securities. Active investment in currencies may subject the Funds to additional risks, and the value of the Funds' investments may fluctuate in response to broader macroeconomic risks than if the Funds invested only in fixed income securities.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of such currency increase. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchase and sales of currency and related instruments can be negatively affected by government exchange controls, blockages and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market, which may not always be available.

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The Funds may take long and short positions in foreign currencies in excess of the value of the Funds' assets denominated in a particular currency or when the Funds do not own assets denominated in that currency. If a Fund enters into currency transactions when it does not own assets denominated in that currency, the Fund's volatility may increase and losses on such transactions will not be offset by increases in the value of the Fund's assets.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS—Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the bond index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made, and generally contracts are closed out prior to the expiration date of the contract.

A Fund may also invest in Treasury futures, interest rate futures, interest rate swaps, and interest rate swap futures. A Treasury futures contract involves an obligation to purchase or sell Treasury securities at a future date at a price set at the time of the contract. The sale of a Treasury futures contract creates an obligation by the Fund to deliver the amount of certain types of Treasury securities called for in the contract at a specified future time for a specified price. A purchase of a Treasury futures contract creates an obligation by the Fund to take delivery of an amount of securities at a specified future time at a specific price. Interest rate futures can be sold as an offset against the effect of expected interest rate increases and purchased as an offset against the effect of expected interest rate declines. Interest rate swaps are an agreement between two parties where one stream of future interest rate payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to a particular interest rate. Interest rate swap futures are instruments that provide a way to gain swap exposure and the structure features of a futures contract in a single instrument. Swap futures are futures contracts on interest rate swaps that enable purchasers to cash settle at a future date at the price determined by the benchmark rate at the end of a fixed period.

A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges regulated by the U.S. Commodity Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for hedging, risk management or other purposes, as permitted by its stated investment policies. Instances in which a Fund may use futures contracts and related options for risk management purposes include: (i) attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; (ii) attempting to minimize fluctuations in foreign currencies; (iii) attempting to gain exposure to a particular market, index or instrument; or (iv) other risk management purposes. A Fund may use futures contracts for cash equitization purposes, which allows the Fund to invest consistent with its benchmark while managing daily cash flows, including significant client inflows and outflows.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position as required by the 1940 Act. A Fund may "cover" its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its long position in a futures contract by taking a short position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may "cover" its short position in a futures contract by taking a long position in the instruments underlying the futures contract or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract. A Fund may enter into agreements with broker-dealers which require the

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broker-dealers to accept physical settlement for certain futures contracts. If this occurs, the Fund would treat the futures contract as being cash-settled for purposes of determining the Fund's coverage requirements.

A Fund may "cover" its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also "cover" its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option. A Fund may "cover" its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will earmark on the books of the Fund or place in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also "cover" its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

There are significant risks associated with a Fund's use of futures contracts and options on futures contracts, including the following: (i) the success of a hedging strategy may depend on the advisers' ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (iii) there may not be a liquid secondary market for a futures contract or option; (iv) trading restrictions or limitations may be imposed by an exchange; and (v) government regulations may restrict trading in futures contracts and options on futures contracts. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ("GNMA") SECURITIES—A Fund may invest in securities issued by GNMA, a wholly owned U.S. Government corporation that guarantees the timely payment of principal and interest. However, any premiums paid to purchase these instruments are not subject to GNMA guarantees.

GNMA securities represent ownership in a pool of federally insured mortgage loans. GNMA certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, GNMA certificates have a shorter average maturity and therefore less principal volatility than a comparable 30-year mortgage-backed bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular GNMA pool. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. GNMA securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, a Fund will receive monthly scheduled payments of principal and interest. In addition, a Fund may receive unscheduled principal payments representing prepayments on the underlying mortgages. Any prepayments will be reinvested at the then-prevailing interest rate.

Although GNMA certificates may offer yields higher than those available from other types of U.S. Government securities, GNMA certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. Due to this prepayment feature, GNMA certificates tend not to increase in value as much as most other debt securities when interest rates decline.

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HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES—Investing in fixed and floating rate high yield foreign sovereign debt securities will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate or trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors that may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES—Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. The Funds may invest in illiquid securities. If, subsequent to purchase, a security held by a Fund becomes illiquid, the Fund may continue to hold the security. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board. Despite such good faith efforts to determine fair value prices, a Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price that the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Fund. Under the supervision of the Board, the advisers determine the liquidity of a Fund's investments. In determining liquidity, SIMC or a Sub-Adviser, as applicable, may consider various factors, including: (i) the frequency and volume of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security and the ability to assign or offset the rights and obligations of the security).

INSURANCE FUNDING AGREEMENTS ("IFAs")—An IFA is normally a general obligation of the issuing insurance company and not a separate account. The purchase price paid for an IFA becomes part of the general assets of the insurance company, and the obligation is repaid from the company's general assets. Generally, IFAs are not assignable or transferable without the permission of the issuing insurance company, and an active secondary market in IFAs may not exist. Therefore, IFAs will be subject to a Fund's limitation on investment in illiquid securities when the Fund may not demand payment of the principal amount within seven days and a reliable trading market is absent. Additional information about illiquid securities is provided under "Illiquid Securities" above.

INTERFUND LENDING AND BORROWING ARRANGEMENTS—The SEC has granted an exemption that permits the Funds to participate in an interfund lending program (the "Program") with existing or future

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investment companies registered under the 1940 Act that are advised by SIMC (the "SEI Funds"). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable to the lending fund than an investment in overnight repurchase agreements (the "Repo Rate") and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (the "Bank Loan Rate"). The Bank Loan Rate will be determined using a formula approved by the SEI Funds' Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate.

All interfund loans and borrowings must comply with the conditions set forth in the exemption, which are designed to ensure fair and equitable treatment of all participating funds. Each Fund's participation in the Program must be consistent with its investment policies and limitations and is subject to certain percentage limitations. Upon implementation of the Program, SIMC administers the Program according to procedures approved by the SEI Funds' Board of Trustees. In addition, the Program is subject to oversight and periodic review by the SEI Funds' Board of Trustees.

INVESTMENT COMPANIES—Securities of other investment companies, including shares of closed-end investment companies, unit investment trusts, open-end investment companies and REITs, represent interests in professionally managed portfolios that may invest in various types of instruments. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Other investment companies are continuously offered at net asset value, but may also be traded in the secondary market at a premium or discount to their net asset value.

Generally, the federal securities laws limit the extent to which the Funds can invest in securities of other investment companies, subject to certain exceptions. For example, a Fund is prohibited under Section 12(d)(1)(A) of the 1940 Act from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Fund, subject to certain exceptions. Pursuant to Rule 12d1-1 under the 1940 Act, a Fund may invest in one or more affiliated or unaffiliated investment companies that comply with Rule 2a-7 under the 1940 Act (to the extent required by Rule 12d1-1), in excess of the limits of Section 12(d)(1)(A) of the 1940 Act.

A Fund may invest in other investment companies, including those managed by an adviser, to the extent permitted by any rule or regulation of the SEC or any order or interpretation thereunder.

Exchange-Traded Funds ("ETFs"). ETFs are investment companies that are registered under the 1940 Act as open-end funds or unit investment trusts. ETFs are actively traded on national securities exchanges and are generally based on specific domestic and foreign market indices. An index-based ETF seeks to track the performance of an index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Because ETFs are based on an underlying basket of stocks or an index, they are subject to the same market fluctuations as these types of securities in volatile market swings.

Leveraged ETFs contain all of the risks that non-leveraged ETFs present. Additionally, to the extent a Fund invests in ETFs that achieve leveraged exposure to their underlying indexes through the use of derivative instruments, the Fund will indirectly be subject to leveraging risk. The more these ETFs invest in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Because leverage tends to exaggerate the effect of any increase or decrease in the value of an ETF's portfolio securities or other investments, leverage will cause the value of an ETF's shares to be

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more volatile than if the ETF did not use leverage. A leveraged ETF will engage in transactions and purchase instruments that give rise to forms of leverage, including, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, the use of when issued, delayed-delivery or forward commitment transactions or short sales. The use of leverage may also cause a leveraged ETF to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not "against the box," could theoretically be subject to unlimited losses in cases where a leveraged ETF, for any reason, is unable to close out the transaction. In addition, to the extent a leveraged ETF borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the ETF's investment income, resulting in greater losses. Such ETFs often "reset" daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time, which may be enhanced during the periods of increased market volatility. Consequently, leveraged ETFs may not be suitable as long-term investments.

Leveraged Inverse ETFs contain all of the risks that regular ETFs present. Additionally, to the extent a Fund invests in ETFs that seek to provide investment results that match a negative multiple of the performance of an underlying index, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF's benchmark rises—a result that is the opposite from traditional mutual funds. Leveraged inverse ETFs contain all of the risks that regular ETFs present, but also pose all of the risks associated with other leveraged ETFs as well as other inverse ETFs. These investment vehicles may be extremely volatile and can potentially expose an investing Fund to theoretically unlimited losses.

Pursuant to orders issued by the SEC to each of certain iShares, PowerShares, SPDR and ProShares Trust exchange-traded funds (collectively, the "Exemption ETFs") and procedures approved by the Board, certain Funds may invest in the Exemption ETFs in excess of the 3% limit described above, provided that such Funds otherwise comply with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither the Exemption ETFs nor their investment advisers make any representations regarding the advisability of investing in ETFs, generally, or the Exemption ETFs, specifically.

INVESTMENT IN SUBSIDIARY—Each of the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds may seek to gain exposure to the commodity markets, in whole or in part, through investments in a wholly owned subsidiary of the Fund organized under the laws of the Cayman Islands (each, a "Subsidiary" and, together, the "Subsidiaries"). Each Subsidiary, unlike the applicable Fund, may invest to a significant extent in commodity-linked securities and derivative instruments. A Fund may invest up to 25% of its total assets in the applicable Subsidiary. The derivative instruments in which a Subsidiary primarily intends to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract or a subset of commodities or commodity futures contracts.

With respect to its investments, a Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the applicable Fund; however, each Subsidiary (unlike the applicable Fund) may invest in commodity-linked swap agreements and other commodity-linked derivative instruments. With respect to their investments in certain securities that may involve leverage, a Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the applicable Fund.

Each Subsidiary is not registered under 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all of the investor protections of the 1940 Act. Thus, each Fund, as an investor in its Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Funds and the

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Subsidiaries, respectively, are organized, could result in the inability of the Funds and/or the Subsidiaries to operate as intended and could negatively affect the Funds and their shareholders.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the Internal Revenue Service ("IRS") concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be "qualifying income" for RIC qualification purposes, regardless of whether actual distributions are made to the Funds by their respective Subsidiary. In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations that principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income." If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

LOAN PARTICIPATIONS AND ASSIGNMENTS—Loan participations are interests in loans to corporations or governments that are administered by the lending bank or agent for a syndicate of lending banks and then sold by the lending bank, financial institution or syndicate member ("intermediary bank"). In a loan participation, the borrower will be deemed to be the issuer of the participation interest, except to the extent that a Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation in any way, a loan participation is subject to the credit risks generally associated with the underlying borrower. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying borrower fails to pay principal and interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of such borrower. Under the terms of a loan participation, a Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying borrower). Therefore, a Fund may also be subject to the risk that the intermediary bank may become insolvent.

Loan assignments are investments in assignments of all or a portion of certain loans from third parties. When a Fund purchases assignments from lenders, it will acquire direct rights against the borrower on the loan. Since assignments are arranged through private negotiations between potential assignees and assignors, however, the rights and obligations acquired by the Fund may differ from, and be more limited than, those held by the assigning lender. Loan participations and assignments may be considered liquid, as determined by the advisers based on criteria approved by the Board.

MASTER LIMITED PARTNERSHIPS ("MLPs")—The Multi-Asset Income Fund may invest up to 25% of its assets in master limited partnership units. Investments in units of master limited partnerships involve risks that differ from an investment in common stock. Holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships. In addition, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of a master limited partnership, including a conflict arising as a result of incentive distribution payments. The benefit the Fund derives from investment in MLP units is largely dependent on the MLPs being treated as

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partnerships and not as corporations for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, there would be reduction in the after-tax return to the Fund of distributions from the MLP, likely causing a reduction in the value of the Fund's shares. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The Code provides that the Fund is permitted to invest up to 25% of its assets in one or more qualified publicly traded partnerships ("QPTPs"), which will include certain MLPs, and treat the income distributed by such QPTPs as qualifying income for purposes of the RIC annual qualifying income requirements described in the "Taxes" section below.

MONEY MARKET SECURITIES—Money market securities include: (i) short-term U.S. Government securities; (ii) custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (iii) commercial paper rated in the highest short-term rating category by an NRSRO, such as S&P or Moody's, or determined by the Adviser or Sub-Adviser(s) to be of comparable quality at the time of purchase; (iv) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (v) repurchase agreements involving such securities. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES—Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional fifteen- and thirty-year fixed-rate mortgages, graduated payment mortgages, adjustable rate mortgages and floating mortgages. Mortgage-backed securities are described in more detail below:

Government Pass-Through Securities. Government pass-through securities are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are GNMA, the Federal National Mortgage Association ("FNMA" or "Fannie Mae") and the Federal Home Loan Mortgage Corporation ("FHLMC" or "Freddie Mac"). GNMA, Fannie Mae and Freddie Mac each guarantee timely distributions of interest to certificate holders. GNMA and Fannie Mae also each guarantee timely distributions of scheduled principal. In the past, Freddie Mac has only guaranteed the ultimate collection of principal of the underlying mortgage loan; however, Freddie Mac now issues mortgage-backed securities ("FHLMC Gold PC securities"), which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. Therefore, mortgage-backed securities or certificates issued by GNMA, including GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes"), are guaranteed as to the timely payment of principal and interest by GNMA and are backed by the full faith and credit of the U.S. Government. GNMA certificates are also supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Fannie Mae, on the other hand, is a government-sponsored organization owned by private stockholders. As a result of recent events (see below), the U.S. Treasury owns Fannie Mae's senior preferred stock as well as a warrant to purchase 79.9% of Fannie Mae's common stock. Still, mortgage-backed securities issued by Fannie Mae, which include Fannie Mae Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of the principal and interest by Fannie Mae. Freddie Mac is a corporate instrumentality of the U.S. Government, created pursuant to an Act of Congress, and is owned entirely by private

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stockholders. Mortgage-backed securities issued by Freddie Mac include Freddie Mac Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not backed by the full faith and credit of the U.S. Government and therefore are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

On September 6, 2008, the Federal Housing Finance Agency ("FHFA") and the U.S. Treasury began a federal takeover of Fannie Mae and Freddie Mac, placing the two federal instrumentalities under conservatorship with the FHFA. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. Under these Senior Preferred Stock Purchase Agreements ("SPAs"), the U.S. Treasury has pledged to provide up to $100 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event that their liabilities exceed their assets. On May 6, 2009, the U.S. Treasury increased its maximum commitment to each instrumentality under the SPAs to $200 billion per instrumentality. On December 24, 2009, the U.S. Treasury further amended the SPAs to allow the cap on the U.S. Treasury's funding commitment to increase as necessary to accommodate any cumulative reduction in Fannie Mae's and Freddie Mac's net worth through the end of 2012. In December 2009, the U.S. Treasury also amended the SPAs to provide Fannie Mae and Freddie Mac with some additional flexibility to meet the requirement to reduce their mortgage portfolios. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013—Fannie Mae's support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount of $3 billion. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios at an annual rate of 15 percent instead of the previous 10 percent, which puts each of them on track to cut their portfolios to a targeted $250 billion in 2018.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities. The actions of the U.S. Treasury are intended to ensure that Fannie Mae and Freddie Mac maintain a positive net worth and meet their financial obligations preventing mandatory triggering of receivership. No assurance can be given that the U.S. Treasury initiatives will be successful.

The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors.

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Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer higher yields than those available from other types of U.S. Government securities, the prepayment feature may cause mortgage-backed securities to be less effective than other types of securities as a means of "locking in" attractive long-term rates. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Private Pass-Through Securities. Private pass-through securities are mortgage-backed securities issued by a non-governmental entity, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

Commercial Mortgage-Backed Securities ("CMBS"). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing; that is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property.

CMOs. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment) and mortgage-backed bonds (general obligations of the issuers payable out of the issuers' general funds and additionally secured by a first lien on a pool of single family detached properties). CMOs are rated in one of the two highest categories by S&P or Moody's. Many CMOs are issued with a number of classes or series that have different expected maturities. Investors purchasing such CMOs are credited with their portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal based on a predetermined priority schedule. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-through securities to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance and some CMOs may be backed by GNMA certificates or other mortgage pass-through securities issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by interests in real property. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or Freddie Mac represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, Freddie Mac or GNMA-guaranteed mortgage pass-through certificates. For Freddie Mac REMIC Certificates, Freddie Mac guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Parallel Pay Securities; Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date but may be retired earlier. PAC bonds generally require payments of a specified amount of principal on each payment date. PAC bonds are always parallel pay CMOs, with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

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Adjustable Rate Mortgage Securities ("ARMS"). ARMS are a form of pass-through security representing interests in pools of mortgage loans whose interest rates are adjusted from time to time. The adjustments are usually determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the value of ARMS, like other debt securities, generally varies inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the value of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are securities that are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

Pfandbriefe. A Pfandbriefe is a fixed-term, fixed-rate bond issued by a German mortgage bank or a public-sector bank to finance secured real estate loans or public sector loans. Although Pfandbriefe are collateralized securities, the issuer assumes all of the prepayment risk.

Estimated Average Life. Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an "average life estimate." An average life estimate is a function of an assumption regarding anticipated prepayment patterns and is based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MORTGAGE DOLLAR ROLLS—Mortgage dollar rolls, or "covered rolls," are transactions in which a Fund sells securities (usually mortgage-backed securities) and simultaneously contracts to repurchase, typically in 30 or 60 days, substantially similar, but not identical, securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on such securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. At the end of the roll commitment period, a Fund may or may not take delivery of the securities it has contracted to purchase. Mortgage dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by a Fund to buy a security. A "covered roll" is a specific type of mortgage dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the mortgage dollar roll transaction. As used herein, the term "mortgage dollar roll" refers to mortgage dollar rolls that are not "covered rolls." If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term of the mortgage dollar roll and that the security a Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid senior security concerns, a Fund will "cover" any mortgage dollar roll as required by the 1940 Act.

MUNICIPAL SECURITIES—Municipal securities consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding

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obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Additional information regarding municipal securities is described below:

Municipal Bonds. Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds is generally dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. A Fund may purchase private activity or industrial development bonds if, in the opinion of counsel for the issuers, the interest paid is exempt from federal income tax. Municipal bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking, sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the state, but are generally backed by the agreement of the issuing authority to request appropriations from the state legislative body.

Municipal Leases. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities ("municipal lease obligations"). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality's covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations are a relatively new form of financing, and the market for such obligations is still developing.

Municipal leases will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation. Information regarding illiquid securities is provided under the section "Illiquid Securities" above.

Municipal Notes. Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes, construction loan notes and participation interests in municipal notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

NON-DIVERSIFICATION—The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified investment companies, as defined in the 1940 Act, which means that a relatively high percentage of each Fund's assets may be invested in the obligations of a limited number of issuers. The value of the shares of each Fund may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Funds intend to satisfy the

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diversification requirements necessary to qualify as a RIC under the Code, which requires in part that the Funds be diversified (i.e., not invest more than 5% of their assets in the securities in any one issuer) as to 50% of their assets.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS—Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include unfavorable future political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund.

Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

Bank Notes. Bank notes are notes used to represent debt obligations issued by banks in large denominations.

Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and can normally be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, a time deposit earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid. Additional information about illiquid securities is provided under the section "Illiquid Securities" above.

OBLIGATIONS OF SUPRANATIONAL ENTITIES—Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, the International Bank for Reconstruction and Development (or "World Bank"), the African Development Bank, the European Economic Community, the European Investment Bank and the Nordic Investment Bank. The governmental members, or "stockholders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and a Fund may lose money on such investments. Currently, each Fund that may purchase obligations of supranational entities intends to invest only in obligations issued or guaranteed by the Asian Development Bank, the Inter-American Development Bank, the European Coal and Steel Community, the European Economic Community, the European Investment Bank and the Nordic Investment Bank.

OPTIONS—A Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the

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obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

A Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered" as required by the 1940 Act. A Fund may enter into agreements with broker-dealers which require the broker-dealers to accept physical settlement for certain option contracts. If this occurs, the Fund would treat the option contract as being cash-settled for purposes of determining the Fund's coverage requirements.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. All options written on indices or securities must be "covered" as required by the 1940 Act.

Each Fund may trade put and call options on securities, securities indices and currencies, as the advisers, as applicable, determine is appropriate in seeking the Fund's investment objective, unless otherwise restricted by the Fund's investment limitations as set forth below (see "Investment Limitations" below).

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase put and call options on securities for any lawful purpose, including to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium for such options. If price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write (i.e., sell) "covered" call options on securities for any lawful purpose, including as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. Certain Funds may engage in a covered call option writing (selling) program in an attempt to generate additional income or provide a partial hedge to another position of the Fund. A call option is "covered" if the Fund either owns the underlying instrument or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that instrument. The underlying instruments of such covered call options may consist of individual equity securities, pools of equity securities, ETFs or indices. The writing of covered call options is a more conservative investment technique than writing of naked or uncovered options, but capable of enhancing a Fund's total return. When a Fund writes a covered call option, it profits from the premium paid by the buyer but gives up the opportunity to profit from an increase in the value of the underlying security above the exercise price. At the same time, the Fund retains the risk of loss from a decline in the value of the underlying security during the option period. Although the Fund may terminate its obligation by executing a closing purchase transaction, the cost of effecting such a transaction may be greater than the premium received upon its sale, resulting in a loss to the Fund. If such an option expires unexercised, the Fund realizes a gain equal to the premium received. Such a gain may be offset or exceeded by a decline in the market value of the underlying security

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during the option period. If an option is exercised, the exercise price, the premium received and the market value of the underlying security determine the gain or loss realized by the Fund.

When a Fund writes an option, if the underlying securities do not increase or decrease, as applicable, to a price level that would make the exercise of the option profitable to the holder thereof, the option will generally expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. First, OTC options are transacted directly with dealers and not with a clearing corporation and therefore entail the risk of non-performance by the dealer. In addition, OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date of the option.

Risks. Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect correlation between the movement in prices of options and the underlying securities; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PAY-IN-KIND BONDS—Pay-in-kind bonds are securities which, at the issuer's option, pay interest in either cash or additional securities for a specified period. The Funds (except the Large Cap and Small Cap Funds) may invest in pay-in-kind bonds. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities.

PRIVATIZATIONS—Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

PUT TRANSACTIONS—A Fund (except the Large Cap and Small Cap Funds) may purchase securities at a price which would result in a yield to maturity lower than generally offered by the seller at the time of purchase when the Fund can simultaneously acquire the right to sell the securities back to the seller, the issuer or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit a Fund to meet redemptions and remain as fully invested as possible in municipal securities. A Fund reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. A Fund would limit its put transactions to institutions which an adviser believes present minimum credit risks, and an adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial

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statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, a Fund would be a general creditor (i.e., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases; for example, to maintain Fund liquidity. A Fund could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security.

The securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to that particular Fund. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of a Fund including such securities, the Fund will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

RECEIPTS—Receipts are interests in separately traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), "Liquid Yield Option Notes" ("LYONs") and "Certificates of Accrual on Treasury Securities" ("CATS"). LYONs, TIGRs and CATS are interests in private proprietary accounts while TRs and Separately Traded Registered Interest and Principal Securities ("STRIPS") (see "U.S. Treasury Obligations") are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to distribution requirements applicable to regulated investment companies under Subchapter M of the Code. Because of these features, such securities may be subject to greater interest rate volatility than interest paying fixed income securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS")—REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Funds (except the Real Return Fund) may invest in REITs. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Code relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs. By investing in REITs indirectly through a Fund, shareholders will bear not only the proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

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A Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

REAL ESTATE OPERATING COMPANIES ("REOCs")—REOCs are real estate companies that engage in the development, management or financing of real estate. Typically, they provide services such as property management, property development, facilities management and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (i) availability of tax-loss carryforwards, (ii) operation in non-REIT-qualifying lines of business and (iii) the ability to retain earnings.

REPURCHASE AGREEMENTS—A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the advisers. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The advisers monitor compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund may enter into "tri-party" repurchase agreements. In "tri-party" repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of SIMC or the Sub-Adviser(s), liquidity or other considerations so warrant.

RESTRICTED SECURITIES—Restricted securities are securities that may not be sold to the public without registration under the 1933 Act, or an exemption from registration. Permitted investments for the Funds include restricted securities. Restricted securities, including securities eligible for re-sale under Rule 144A of the 1933 Act, that are determined to be liquid are not subject to this limitation. This determination is to be made by an adviser pursuant to guidelines adopted by the Board. Under these guidelines, the particular adviser will consider the frequency of trades and quotes for the security, the number of dealers in, and potential purchasers for, the securities, dealer undertakings to make a market in the security, and the nature of the security and of the marketplace trades. In purchasing such restricted securities, each adviser intends to purchase securities that are exempt from registration under Rule 144A under the 1933 Act and Section 4(a)(2) commercial paper issued in reliance on an exemption from registration under Section 4(a)(2) of the 1933 Act, including, but not limited to, Rules 506(b) or 506(c) under Regulation D.

REVERSE REPURCHASE AGREEMENTS AND SALE-BUYBACKS—Reverse repurchase agreements are transactions in which a Fund sells portfolio securities to financial institutions such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price which is higher than the original sale price. The Funds (except the Large Cap and Small Cap Funds) may invest in reverse repurchase agreements. Reverse repurchase agreements are similar to a fully collateralized borrowing by

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the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage and the use of reverse repurchase agreements by a Fund may increase the Fund's volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when a Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

In a sale-buyback transaction, a Fund sells an underlying security for settlement at a later date. A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund's repurchase of the underlying security. A Fund's obligations under a sale-buyback typically would be offset by earmarking on the books of the Fund or placing in a segregated account cash or liquid securities having a value equal to the amount of the Fund's forward commitment to repurchase the underlying security.

SECURITIES LENDING—Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its advisers or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which

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could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

A Fund will invest the cash received as collateral through loan transactions in other eligible securities, which may include shares of a registered money market fund, or of an unregistered money market fund that complies with the requirements of Rule 2a-7 under the 1940 Act to the extend required by the 1940 Act. Such money market funds might not seek or be able to maintain a stable $1 per share net asset value. Investing the cash collateral subjects the Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan.

The cash collateral may be invested in the SEI Liquidity Fund, LP ("Liquidity Fund"), an affiliated unregistered money market fund managed by SIMC and operated in accordance with Rule 12d1-1 under the 1940 Act. Although the Liquidity Fund is not registered as an investment company under the 1940 Act, it intends to operate as a money market fund in compliance with Rule 2a-7 of the 1940 Act to the extent required by Rule 12d1-1 under the 1940 Act. The cash collateral invested in the Liquidity Fund may be subject to the risk of loss in the underlying investments of the Liquidity Fund.

SHORT SALES—Short sales may be used by a Fund as part of its overall portfolio management strategies or to offset (hedge) a potential decline in the value of a security. A Fund may engage in short sales that are either "against the box" or "uncovered." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to a Fund with respect to the securities that are sold short. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Pursuant to its particular investment strategy, a Sub-Adviser may have a net short exposure in the portfolio of assets allocated to the Sub-Adviser.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (i) earmark on the books of the Fund or place in a segregated account cash or liquid securities at such a level that the amount earmarked or deposited in the segregated account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (ii) otherwise "cover" the Fund's short position as required by the 1940 Act. The Funds may engage in short sales in an attempt to capitalize on equity securities that they believe will underperform the market or their peers. When a Fund sells securities short, it may use the proceeds from the sales to purchase long positions in additional securities that it believes will outperform the market or its peers. This strategy may effectively result in the Fund having a leveraged investment portfolio, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make the Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy its obligations.

The Tax-Managed Managed Volatility, Global Managed Volatility and U.S. Managed Volatility Funds each may engage in short sales in an amount up to 30% of the Fund's value (measured at the time of investment) and the Large Cap Fund may engage in short sales in an amount up to 20% of the Fund's value (measured at the time of investment) in an attempt to capitalize on equity securities that they believe

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will underperform the market or their peers. When the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds sell securities short, they may use the proceeds from the sales to purchase long positions in additional equity securities that they believe will outperform the market or their peers. This strategy may effectively result in the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds having leveraged investment portfolios, which results in greater potential for loss. Leverage can amplify the effects of market volatility on a Fund's share price and make a Fund's returns more volatile. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities. The use of leverage may also cause the Tax-Managed Managed Volatility, Global Managed Volatility, U.S. Managed Volatility and Large Cap Funds to liquidate portfolio positions when it would not be advantageous to do so or in order to satisfy their obligations.

SOVEREIGN DEBT—The cost of servicing external debt will also generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates that are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing or other factors, a governmental obligor may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

STRUCTURED SECURITIES—Certain Funds may invest a portion of their assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations of emerging market issuers. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Funds anticipate they will invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments. The Funds are permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there is currently no active trading market for Structured Securities. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the 1940 Act. As a result, the Funds' investment in such securities may be limited by certain investment restrictions contained in the 1940 Act.

SWAPS, CAPS, FLOORS, COLLARS AND SWAPTIONS—Swaps are privately negotiated over-the-counter derivative products in which two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities (referred to as the "underlying") and a predetermined amount (referred to as the "notional amount"). The underlying for a swap may be an interest rate (fixed or floating), a currency exchange rate, a commodity price index, a security, group of securities or a securities index, a combination of any of these, or various other rates, securities, instruments, assets or indices. Swap agreements generally do not involve the delivery of the underlying or principal, and a

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party's obligations generally are equal to only the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the swap agreement.

A great deal of flexibility is possible in the way swaps may be structured. For example, in a simple fixed-to-floating interest rate swap, one party makes payments equivalent to a fixed interest rate, and the other party makes payments calculated with reference to a specified floating interest rate, such as LIBOR or the prime rate. In a currency swap, the parties generally enter into an agreement to pay interest streams in one currency based on a specified rate in exchange for receiving interest streams denominated in another currency. Currency swaps may involve initial and final exchanges of the currency that correspond to the agreed upon notional amount.

A Fund may engage in simple or more complex swap transactions involving a wide variety of underlyings for various reasons. For example, a Fund may enter into a swap to gain exposure to investments (such as an index of securities in a market) or currencies without actually purchasing those stocks or currencies; to make an investment without owning or taking physical custody of securities or currencies in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable; to hedge an existing position; to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded the desired return; or for various other reasons.

Certain Funds may enter into credit default swaps, as a buyer or a seller. The buyer in a credit default contract is obligated to pay the seller a periodic stream of payments over the term of the contract provided no event of default has occurred. If an event of default occurs, the seller must pay the buyer the full notional value ("par value") of the underlying in exchange for the underlying. If a Fund is a buyer and no event of default occurs, the Fund will have made a stream of payments to the seller without having benefited from the default protection it purchased. However, if an event of default occurs, the Fund, as buyer, will receive the full notional value of the underlying that may have little or no value following default. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, provided there is no default. If an event of default occurs, the Fund would be obligated to pay the notional value of the underlying in return for the receipt of the underlying. The value of the underlying received by the Fund, coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. Credit default swaps involve different risks than if a Fund invests in the underlying directly.

Caps, floors, collars and swaptions are privately-negotiated option-based derivative products. Like a put or call option, the buyer of a cap or floor pays a premium to the writer. In exchange for that premium, the buyer receives the right to a payment equal to the differential if the specified index or rate rises above (in the case of a cap) or falls below (in the case of a floor) a pre-determined strike level. Like swaps, obligations under caps and floors are calculated based upon an agreed notional amount, and, like most swaps (other than foreign currency swaps), the entire notional amount is not exchanged. A collar is a combination product in which one party buys a cap from and sells a floor to another party. Swaptions give the holder the right to enter into a swap. A Fund may use one or more of these derivative products in addition to or in lieu of a swap involving a similar rate or index.

Under current market practice, swaps, caps, collars and floors between the same two parties are generally documented under a "master agreement." In some cases, options and forwards between the parties may also be governed by the same master agreement. In the event of a default, amounts owed under all transactions entered into under, or covered by, the same master agreement would be netted, and only a single payment would be made.

Generally, a Fund would calculate the obligations of the swap agreements' counterparties on a "net basis." Consequently, a Fund's current obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each counterparty to the swap agreement (the "net amount"). A Fund's current obligation under a swap agreement will be accrued daily (offset against any amounts owed to the Fund)

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and any accrued but unpaid net amounts owed to a swap counterparty will be "covered" as required by the 1940 Act.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap agreements. As a result, the use of swaps has become more prevalent in comparison with the markets for other similar instruments that are also traded in over-the-counter markets.

Swaps and other derivatives involve risks. One significant risk in a swap, cap, floor, collar or swaption is the volatility of the specific interest rate, currency or other underlying that determines the amount of payments due to and from a Fund. This is true whether these derivative products are used to create additional risk exposure for a Fund or to hedge, or manage, existing risk exposure. If under a swap, cap, floor, collar or swaption agreement a Fund is obligated to make a payment to the counterparty, the Fund must be prepared to make the payment when due. A Fund could suffer losses with respect to such an agreement if the Fund is unable to terminate the agreement or reduce its exposure through offsetting transactions. Further, the risks of caps, floors and collars, like put and call options, may be unlimited for the seller if the cap or floor is not hedged or covered, but is limited for the buyer.

Because under swap, cap, floor, collar and swaption agreements a counterparty may be obligated to make payments to a Fund, these derivative products are subject to risks related to the counterparty's creditworthiness. If a counterparty defaults, a Fund's risk of loss will consist of any payments that the Fund is entitled to receive from the counterparty under the agreement (this may not be true for currency swaps that require the delivery of the entire notional amount of one designated currency in exchange for the other). Upon default by a counterparty, however, a Fund may have contractual remedies under the swap agreement.

A Fund will enter into swaps only with counterparties that an adviser believes to be creditworthy. In addition, a Fund will earmark on the books of the Fund or segregate cash or liquid securities in an amount equal to any liability amount owned under a swap, cap, floor, collar or swaption agreement, or will otherwise "cover" its position as required by the 1940 Act.

U.S. GOVERNMENT SECURITIES—Examples of types of U.S. Government obligations in which a Fund may invest include U.S. Treasury obligations and the obligations of U.S. Government agencies or U.S. Government sponsored entities such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. Government securities are not guaranteed against price movements due to fluctuating interest rates.

Receipts. Receipts are interests in separately-traded interest and principal component parts of U.S. Government obligations that are issued by banks or brokerage firms and are created by depositing U.S. Government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal.

U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and TRs.

U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon

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securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury (e.g., Treasury bills, notes and bonds, and securities guaranteed by GNMA), others are supported by the right of the issuer to borrow from the Treasury (e.g., obligations of Federal Home Loan Banks), while still others are supported only by the credit of the instrumentality (e.g., obligations of Fannie Mae). Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest neither extend to the value or yield of these securities nor to the value of a Fund's shares.

VARIABLE AND FLOATING RATE INSTRUMENTS—Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES—When-issued and delayed delivery basis, including "TBA" (to be announced) basis, transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. A TBA transaction is a method of trading mortgage-backed securities. In a TBA transaction, the buyer and seller agree upon general trade parameters such as agency, settlement date, par amount and price. The actual pools delivered generally are determined two days prior to the settlement date. The interest rate realized on these securities is fixed as of the purchase date, and no interest accrues to a Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if an adviser deems it appropriate. When a Fund purchases when-issued or delayed delivery securities, it will "cover" its position as required by the 1940 Act.

Equity value neutral seeks to buy an undervalued stock and, essentially simultaneously, short a similar overvalued stock against it, thereby taking advantage of pricing differences between the related equity securities. The strategy is designed to neutralize sector risks and generally will seek to have low correlation to major market indices. The strategy is based on the relative difference between such companies, not whether the companies are overvalued or undervalued in absolute terms. The primary risk inherent in the strategy is that weaker companies may gain value or stronger companies may lose value relative to their peers and it is possible to lose money on both the long position and the short position.

YANKEE OBLIGATIONS—Yankee obligations ("Yankees") are U.S. dollar-denominated instruments of foreign issuers who either register with the SEC or issue securities under Rule 144A of the 1933 Act. These obligations consist of debt securities (including preferred or preference stock of non-governmental issuers), certificates of deposit, fixed time deposits and bankers' acceptances issued by foreign banks, and debt

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obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some securities issued by foreign governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of the foreign government.

The Yankee obligations selected for the Funds will adhere to the same quality standards as those utilized for the selection of domestic debt obligations.

ZERO COUPON SECURITIES—Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Fund will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Fund will have fewer assets with which to purchase income producing securities. Pay-in-kind securities pay interest in either cash or additional securities, at the issuer's option, for a specified period. Pay-in-kind bonds, like zero coupon bonds, are designed to give an issuer flexibility in managing cash flow. Pay-in-kind bonds are expected to reflect the market value of the underlying debt plus an amount representing accrued interest since the last payment. Pay-in-kind bonds are usually less volatile than zero coupon bonds, but more volatile than cash pay securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

To avoid any leveraging concerns, a Fund will "cover" its position as required by the 1940 Act. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. STRIPS and receipts (TRs, TIGRs, LYONs and CATS) are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

Corporate zero coupon securities are: (i) notes or debentures which do not pay current interest and are issued at substantial discounts from par value; or (ii) notes or debentures that pay no current interest until a stated date one or more years into the future, after which date the issuer is obligated to pay interest until maturity, usually at a higher rate than if interest were payable from the date of issuance, and may also make interest payments in kind (e.g., with identical zero coupon securities). Such corporate zero coupon securities, in addition to the risks identified above, are subject to the risk of the issuer's failure to pay interest and repay principal in accordance with the terms of the obligation. A Fund must accrete the discount or interest on high-yield bonds structured as zero coupon securities as income even though it does not receive a corresponding cash interest payment until the security's maturity or payment date. For tax purposes, original issue discount that accretes in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements applicable to the regulated investment companies under Subchapter M of the Code. A Fund may have to dispose of its securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Fund accrues income with respect to the securities prior to the receipt of cash payments.

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INVESTMENT LIMITATIONS

The following are fundamental and non-fundamental policies of the Funds. The percentage limitations (except for the limitation on borrowing) set forth below will apply at the time of the purchase of a security and shall not be violated unless an excess or deficiency occurs, immediately after or as a result of a purchase of such security.

Fundamental Policies

The following investment limitations are fundamental policies of the Funds, which cannot be changed with respect to a Fund without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of outstanding shares" means the vote of: (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of a Fund's outstanding shares, whichever is less.

A Fund may:

  1.  Borrow money, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  2.  Make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  3.  Purchase or sell commodities, commodities contracts and real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

  4.  Underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Each of the Multi-Asset Income and Multi-Asset Capital Stability Funds may:

  1.  Purchase securities of an issuer, except if it would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

A Fund may not:

  1.  Concentrate its investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  2.  Issue senior securities, as such term is defined under the 1940 Act, the rules or regulations thereunder or any exemption therefrom as amended or interpreted from time to time, except as permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The following limitations are non-fundamental policies of the Funds and may be changed by the Board without a vote of shareholders.

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A Fund may not:

  1.  Pledge, mortgage or hypothecate assets except to secure permitted borrowings or related to the deposit of assets in escrow or the posting of collateral in segregated accounts in compliance with the asset segregation requirements imposed by Section 18 of the 1940 Act, or any rule or SEC staff interpretation thereunder.

  2.  Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

  3.   Purchase any securities that would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, except that each Fund may invest without limitation in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax-exempt obligations of state or municipal governments and their political subdivisions.

  4.   Borrow money in an amount exceeding 33 1/3% of the value of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets), provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings.

  5.   Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  6.   Invest in unmarketable interests in real estate limited partnerships or invest directly in real estate except as permitted by the 1940 Act. For the avoidance of doubt, the foregoing policy does not prevent a Fund from, among other things; purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

Each Fund may:

  1.   Purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

Each of the Multi-Asset Income and Multi-Asset Capital Stability Funds may not:

  1.   With respect to 75% of its assets: (i) purchase the securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

The following descriptions of the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be held by the fund. The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds are non-diversified investment management companies.

Concentration. The SEC has presently defined concentration as investing 25% or more of an investment company's net assets in an industry or group of industries, with certain exceptions.

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Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund's non-fundamental investment policy on lending is set forth above.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund's ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in real estate. However, the Funds have a non-fundamental investment limitation that prohibits them from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

THE ADMINISTRATOR AND TRANSFER AGENT

General. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Administrator also serves as the transfer agent for the Funds. SIMC, a wholly owned subsidiary of SEI Investments Company ("SEI"), is the owner of all beneficial interest in the Administrator and transfer agent. SEI and its subsidiaries and affiliates, including the Administrator, are leading providers of fund evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration and transfer agency agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative and transfer agency services or employs certain other parties, including its affiliates, who provide such services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

The Administration Agreement shall remain effective for the initial term of the Agreement and each renewal term thereof unless earlier terminated: (i) by a vote of a majority of the Trustees of the Trust on not less than 60 days' written notice to the Administrator; or (ii) by the Administrator on not less than 90 days' written notice to the Trust.

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Administration Fees. For its administrative services, the Administrator receives a fee, which is calculated based upon the aggregate average daily net assets of the Trust and paid monthly by each Fund at the following annual rates:

Fund	Administration Fee
Multi-Asset Accumulation Fund	0.30%
Multi-Asset Income Fund	0.30%
Multi-Asset Inflation Managed Fund	0.30%
Multi-Asset Capital Stability Fund	0.30%

For the fiscal years ended September 30, 2012 and 2013, the following table shows: (i) the dollar amount of fees paid to the Administrator by each Fund; and (ii) the dollar amount of the Administrator's voluntary fee waivers.

	Administration Fees Paid (000)			Administration Fees Waived (000)
Fund**	2012		2013	2012		2013
Multi-Asset Accumulation Fund	$1,392	*	$4,203	$0	*	$0
Multi-Asset Income Fund	$45	*	$287	$61	*	$272
Multi-Asset Inflation Managed Fund	$776	*	$2,345	$0	*	$0
Multi-Asset Capital Stability Fund	$273	*	$875	$224	*	$645

*  Commenced operations on April 9, 2012.

**  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

THE ADVISER AND THE SUB-ADVISERS

General. SIMC is a wholly owned subsidiary of SEI (NASDAQ: SEIC), a leading global provider of outsourced asset management, investment processing and investment operations solutions. The principal business address of SIMC and SEI is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. As of June 30, 2014, SIMC had approximately $145.14 billion in assets under management.

Manager of Managers Structure. SIMC is the investment adviser for each of the Funds and operates as a "manager of managers." SIMC and the Trust have obtained an exemptive order from the SEC that permits SIMC, with the approval of the Board, to retain unaffiliated investment sub-advisers for a Fund without submitting the sub-advisory agreements to a vote of the Fund's shareholders. Among other things, the exemptive relief permits the non-disclosure of amounts payable by SIMC under such sub-advisory agreements. The Trust will notify shareholders in the event of any change in the identity of the Sub-Advisers.

Subject to Board review, SIMC allocates and, when appropriate, reallocates the Funds' assets among the Sub-Advisers, monitors and evaluates Sub-Adviser performance and oversees Sub-Adviser compliance with the Funds' investment objectives, policies and restrictions. The Sub-Advisers are selected based primarily upon the research and recommendation of SIMC, which evaluates quantitatively and qualitatively a Sub-Adviser's skills and investment results in managing assets for specific asset classes, investment styles and strategies. SIMC has ultimate responsibility for the investment performance of the Funds due to its responsibility to oversee the Sub-Advisers and recommend their hiring, termination and replacement.

Advisory and Sub-Advisory Agreements. The Trust and SIMC have entered into an investment advisory agreement (the "Advisory Agreement"). Pursuant to the Advisory Agreement, SIMC oversees the investment advisory services provided to the Funds and, as described below, may directly manage a portion of the Fund's assets under certain circumstances. Pursuant to separate sub-advisory agreements (the "Sub-Advisory Agreements" and, together with the Advisory Agreement, the "Investment Advisory Agreements") with SIMC, and under the supervision of SIMC and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds.

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The Advisory Agreement and certain of the Sub-Advisory Agreements provide that SIMC (or any Sub-Adviser) shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. In addition, certain of the Sub-Advisory Agreements provide that a Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

After its initial two year term, the continuance of each Investment Advisory Agreement must be specifically approved at least annually: (i) by the vote of a majority of the outstanding shares of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or "interested persons" (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each Investment Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Trustees of the Trust or, with respect to a Fund, by a majority of the outstanding shares of that Fund, on not less than 30 days' nor more than 60 days' written notice to SIMC or a Sub-Adviser, as applicable, or by SIMC or a Sub-Adviser, as applicable, on 90 days' written notice to the Trust.

Advisory and Sub-Advisory Fees. For these advisory services, SIMC receives a fee, which is calculated daily and paid monthly at the following annual rates (shown as a percentage of the average daily net assets of each Fund):

Multi-Asset Accumulation Fund	0.75%
Multi-Asset Income Fund	0.60%
Multi-Asset Inflation Managed Fund	0.55%
Multi-Asset Capital Stability Fund	0.40%

SIMC pays the Sub-Advisers a fee out of its advisory fee, which is based on a percentage of the average monthly market value of the assets managed by each Sub-Adviser.

For the fiscal years ended September 30, 2012 and 2013, the following table shows: (i) the dollar amount of fees paid to SIMC by each Fund; and (ii) the dollar amount of SIMC's voluntary fee waivers.

	Advisory Fees Paid (000)			Advisory Fees Waived (000)
Fund**	2012		2013	2012		2013
Multi-Asset Accumulation Fund	$2,399	*	$7,334	$584	*	$1,672
Multi-Asset Income Fund	$175	*	$957	$7	*	$2
Multi-Asset Inflation Managed Fund	$914	*	$2,901	$305	*	$784
Multi-Asset Capital Stability Fund	$566	*	$1,738	$2	*	$0

*  Commenced operations on April 9, 2012.

**  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

For each Fund, the following table shows: (i) the dollar amount of fees paid to the Sub-Advisers by SIMC; and (ii) the dollar amount of the Sub-Advisers' voluntary fee waivers for the fiscal years ended September 30, 2012 and 2013:

	Sub-Advisory Fees Paid (000)			Sub-Advisory Fees Waived (000)
Fund**	2012		2013	2012		2013
Multi-Asset Accumulation Fund	$1,949	*	$5,471	$0	*	$0
Multi-Asset Income Fund	$177	*	$837	$0	*	$0
Multi-Asset Inflation Managed Fund	$663	*	$1,806	$0	*	$0
Multi-Asset Capital Stability Fund	$431	*	$1,305	$0	*	$0

*  Commenced operations on April 9, 2012.

**  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

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The Sub-Advisers.

ALLIANCEBERNSTEIN L.P.—AllianceBernstein L.P. ("AllianceBernstein") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds. As of June 30, 2014, AllianceBernstein Holding L.P. owned approximately 36.0% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 63.6% economic interest in AllianceBernstein.

AQR CAPITAL MANAGEMENT, LLC—AQR Capital Management, LLC ("AQR") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Accumulation Fund (and its Subsidiary). AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC ("AQR Holdings"), which has no activities other than holding the interests of AQR. AQR Holdings is a subsidiary of AQR Capital Management Group, L.P. ("AQR LP"), which has no activities other than holding the interests of AQR Holdings. Clifford Asness may be deemed to control AQR indirectly through his significant ownership of AQR LP.

COHEN & STEERS CAPITAL MANAGEMENT, INC.—Cohen & Steers Capital Management, Inc. ("Cohen & Steers") serves as a Sub-Adviser to a portion of the assets of the Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc., a public company (NYSE ticker: CNS). As of June 30, 2014, Martin Cohen, director and executive chairman, and Robert Steers, director and chief executive officer of the firm, own approximately 25.8% and 27.0% of Cohen & Steers Inc.'s common stock and voting rights, respectively. The remainder is held by other Cohen & Steers employees and the public.

GUGGENHEIM PARTNERS INVESTMENT MANAGEMENT, LLC—Guggenheim Partners Investment Management, LLC ("GPIM") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Income Fund. GPIM is an investment adviser registered with the SEC.

PANAGORA ASSET MANAGEMENT INC—PanAgora Asset Management Inc ("PanAgora") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Accumulation Fund (and its Subsidiary). PanAgora, a Delaware corporation founded in 1985, is independently owned and operated by Putnam Investments and Nippon Life Insurance ("NLI"). Great-West Lifeco, the majority owner, owns 80% of voting shares through its subsidiary, Putnam Investments, and NLI owns the remaining 20% of voting shares.

QS INVESTORS LLC—QS Investors, LLC ("QS Investors") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Inflation Managed Fund (and its Subsidiary). QS Investors is a Delaware limited liability corporation founded and registered with the SEC in 2010. QS Investors is a 100% employee owned, independent asset management firm.

SSgA FUNDS MANAGEMENT, INC.—SSgA Funds Management, Inc. ("SSgA FM") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Income Fund. SSgA FM is a wholly owned subsidiary of State Street Corporation ("State Street"), a publicly held bank holding company. SSgA FM and other advisory affiliates of State Street make up State Street Global Advisors ("SSgA"), the investment management arm of State Street.

Portfolio Management

SIMC

Compensation. SIMC compensates Mr. Specht for his management of the Multi-Asset Income Fund. Mr. Specht's compensation consists of a combination of a fixed annual salary and a discretionary annual bonus. Twenty percent of Mr. Specht's compensation is tied to the corporate performance of SEI (SIMC's ultimate parent company), as measured by the earnings per share earned for a particular year. This percentage is set at the discretion of SEI and not SIMC. The entirety of the remaining percentage of Mr. Specht's compensation is based upon the portfolio manager's contribution (e.g. asset allocation decisions) to the Multi-Asset Income Fund's performance (pre-tax) versus its respective benchmark over a one and three year period. Certain senior portfolio managers may also receive additional long-term

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incentive awards in the form of an annual grant of stock options with respect to SEI. These long-term incentive grants are subject to vesting requirements and are at the sole discretion of SEI.

Ownership of Fund Shares. As of July 31, 2014, Mr. Specht did not beneficially owned shares of the Multi-Asset Income Fund.

Other Accounts. As of July 31, 2014, in addition to the Multi-Asset Income Fund, Mr. Specht was responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)	Number of Accounts	Total Assets (in thousands)
Robert Specht, CFA	0	$0	0	$0	0	$0

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager's management of registered investment companies, other pooled investment vehicles or other accounts may give rise to actual or potential conflicts of interest in connection with his day-to-day management of the Multi-Asset Income Fund's investments. The other accounts might have similar investment objectives as the Multi-Asset Income Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Income Fund.

While the portfolio managers' management of the other accounts may give rise to the following potential conflicts of interest, SIMC does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, SIMC believes that it has designed policies and procedures that reasonably manage such conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Multi-Asset Income Fund. Because of his positions with the Multi-Asset Income Fund, the portfolio manager knows the size, timing and possible market impact of Multi-Asset Income Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of the other accounts and to the possible detriment of the Multi-Asset Income Fund. However, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager's management of the Multi-Asset Income Fund and the other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors the other accounts over the Multi-Asset Income Fund. This conflict of interest may be exacerbated to the extent that SIMC or the portfolio manager receives, or expects to receive, greater compensation from its management of the other accounts than the Multi-Asset Income Fund. Notwithstanding this theoretical conflict of interest, it is SIMC's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, SIMC has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Asset Income Fund, such an approach might not be suitable for the Multi-Asset Income Fund given its investment objectives and related restrictions.

AllianceBernstein

Compensation. SIMC pays AllianceBernstein a fee based on the assets under management of the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds as set forth in an investment sub-advisory agreement between AllianceBernstein and SIMC. AllianceBernstein pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds. The following information relates to the period ended June 30, 2014.

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The firm's compensation program for portfolio managers and research analysts is designed to align with clients' interests, emphasizing each professional's ability to generate long-term investment success for firm clients, including shareholders of the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds. We also strive to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Both portfolio managers and research analysts receive a base salary, incentive compensation and contributions to AllianceBernstein's 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm's Incentive Compensation Award Plan ("ICAP"). The ICAP awards vest over a four-year period. Deferred awards are paid in the form of restricted grants of the firm's Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount and allocation of contributions to the 401(k) plan are determined at the sole discretion of the firm. On an annual basis, the firm endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain AllianceBernstein's best talent.

The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance over a multi-year period. Qualitative factors are driven by contributions to the investment process and client success. These components differ for each group.

For portfolio managers, the quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund's Prospectus and versus peers over one-, three- and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to AllianceBernstein's investment style and most relevant within the asset class. Portfolio managers do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.

Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool and being a good corporate citizen. Other factors can play a role in determining portfolio managers' compensation, such as the complexity of investment strategies managed, volume of assets managed and experience.

For research analysts, the most important quantitative input is their impact on investment returns. AllianceBernstein performs detailed attribution analysis of all portfolios and tracks each analyst's contribution to that performance. AllianceBernstein also focuses on the analysts' effectiveness in ranking their stocks on an expected relative-return basis, evaluating whether the stocks they recommended as investment candidates actually outperformed over a one- and three-year period, with the three-year record carrying the most weight.

Qualitative factors are driven by research quality, the analyst's communication effectiveness, team contributions and overall productivity. Research quality is determined by the depth of company and industry knowledge, the level of attentiveness to forecasts and market movements, and capacity for generating differentiated research insights. Each analyst's ability to effectively communicate research recommendations and involvement in building the firm's research capabilities by recruiting and mentoring newer analysts are also important factors.

AllianceBernstein emphasizes four behavioral competencies—relentlessness, ingenuity, team orientation and accountability—that support AllianceBernstein's mission to be the most trusted advisor to the firm's clients. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Contributions under AllianceBernstein's Profit Sharing/401(k) Plan: The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

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Ownership of Fund Shares. As of June 30, 2014, AllianceBernstein's portfolio managers did not beneficially own any shares of the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds.

Other Accounts. As of June 30, 2014, in addition to the Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds, AllianceBernstein's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Greg Wilensky, CFA	35	$8,758	33	$1,037	127		$12,486
	0	$0	0	$0	1	*	$392
Michael DePalma	1	$64	0	$0	6		$126
	0	$0	0	$0	3	*	$97
Eugene Shen	0	$0	0	$0	0		$0
	0	$0	0	$0	0		$0
Leon Zhu, CFA	0	$0	5	$113	0		$0
	0	$0	0	$0	0		$0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. AllianceBernstein has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Employee Personal Trading. AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities that may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k)/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Ethics and Business Conduct also requires pre-clearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients. The investment professional teams that manage the Multi-Asset Inflation Managed (and its Subsidiary) and Multi-Asset Capital Stability Funds have responsibility for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles (such as hedge funds), pension plans, separate accounts, collective trusts and charitable foundations. Potential conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. Accordingly, AllianceBernstein has compliance policies and oversight to manage these conflicts.

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Allocating Investment Opportunities. In addition, the investment professionals may have to decide how to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes and industry and sector exposures tend to be similar across similar accounts, which minimize the potential for conflicts of interest. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as cash position, tax status, risk tolerance and investment restrictions or for other reasons. Potential conflicts of interest may also occur when AllianceBernstein has received an incentive, such as a performance-based management fee, relating to an account. An investment professional may devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to the account for which AllianceBernstein could share in investment gains. As noted above, AllianceBernstein has procedures designed to ensure that information relevant to investment decisions is disseminated fairly and investment opportunities are allocated equitably among different clients.

AQR

Compensation. SIMC pays AQR a fee based on the assets under management of the Multi-Asset Accumulation Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between AQR and SIMC. AQR pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Accumulation Fund (and its Subsidiary). The following information relates to the period ended June 30, 2014.

As Principals of AQR, AQR's portfolio managers are compensated in the form of distributions based on the revenues generated by AQR. Distributions to each portfolio manager are based on cumulative research, leadership and other contributions to AQR. Revenue distributions are also a function of assets under management and performance of the funds and accounts managed by AQR. There is no direct linkage between performance and compensation; however, there is an indirect linkage in that superior performance tends to attract assets and thus increases revenues.

Ownership of Fund Shares. As of June 30, 2014, AQR's portfolio managers did not beneficially own any shares of the Multi-Asset Accumulation Fund (and its Subsidiary).

Other Accounts. As of June 30, 2014, AQR's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager†	Number of Accounts	Total Assets (in billions)	Number of Accounts		Total Assets (in billions)	Number of Accounts		Total Assets (in billions)
Michael A. Mendelson, M.B.A., S.M.	6	$6.58	23		$18.45	2		$1.11
	0	$0	18	*	$16.46	1	*	$0.76
Brian K. Hurst	13	$14.43	36		$24.88	22		$12.98
	0	$0	33	*	$23.74	6	*	$5.08
Yao Hua Ooi	13	$14.43	28		$19.20	2		$0.43
	0	$0	25	*	$17.79	1	*	$0.09

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

†  AQR utilizes a team-based approach to portfolio management, and each of the portfolio managers listed above are jointly responsible for the management of a portion of the accounts listed in each category.

Conflicts of Interest. Each of the portfolio managers is also responsible for managing other accounts in addition to the Multi-Asset Accumulation Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly

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referred to as "hedge funds"); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity ("Proprietary Accounts"). Management of other accounts in addition to the Multi-Asset Accumulation Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Multi-Asset Accumulation Fund (and its Subsidiary), on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Asset Accumulation Fund (and its Subsidiary), or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Accumulation Fund (and its Subsidiary). Because of their positions with the Multi-Asset Accumulation Fund (and its Subsidiary), the portfolio managers know the size, timing and possible market impact of the Multi-Asset Accumulation Fund's (and its Subsidiary's) trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Multi-Asset Accumulation Fund (and its Subsidiary).

A potential conflict of interest may arise as a result of the portfolio manager's management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Multi-Asset Accumulation Fund (and its Subsidiary) and other accounts managed by AQR, but may not be available in sufficient quantities for the Multi-Asset Accumulation Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Asset Accumulation Fund (and its Subsidiary) and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management by AQR, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Multi-Asset Accumulation Fund (and/or its Subsidiary) and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio managers may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Multi-Asset Accumulation Fund (and its Subsidiary) will not participate in a transaction that is allocated among other accounts or may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Multi-Asset Accumulation Fund (and its Subsidiary) from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Multi-Asset Accumulation Fund (and its Subsidiary).

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

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AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Multi-Asset Accumulation Fund (and its Subsidiary) and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Cohen & Steers

Compensation. SIMC pays Cohen & Steers a fee based on the assets under management of the Inflation Commodity Strategy Subsidiary Ltd., a wholly owned subsidiary of the Multi-Asset Inflation Managed Fund, as set forth in an investment sub-advisory agreement between Cohen & Steers and SIMC. Cohen & Steers pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Inflation Commodity Strategy Subsidiary Ltd. The following information relates to the period ended June 30, 2014.

Compensation of portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. ("CNS"). All investment professionals, including the portfolio managers, also receive certain retirement, insurance and other benefits that are broadly available to all of its employees. Compensation of investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect in the January following the fiscal year-end of CNS. Cohen & Steers and CNS compensate their portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of funds and accounts managed by the portfolio manager compared with appropriate peer groups or benchmarks. Cohen & Steers uses a variety of benchmarks to evaluate the portfolio managers' performance for compensation purposes.

In evaluating the performance of a portfolio manager, primary emphasis is normally placed on one- and three-year performance. Performance is evaluated on a pre-tax and pre-expense basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds and accounts with a primary investment objective of high current income, consideration will also be given to the funds' and accounts' success in achieving this objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis. Portfolio managers are also evaluated on the basis of their success in managing their dedicated team of analysts. Base compensation for portfolio managers of Cohen & Steers and affiliates varies in line with the portfolio manager's seniority and position with the firm.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Cohen & Steers and CNS. While the annual salaries of Cohen & Steers' portfolio managers are fixed, cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on changes in manager performance and other factors.

The firm uses McLagan to benchmark compensation relative to market comparables, and Cohen & Steers' goal is to be in the top quartile relative to that survey.

In addition, all employees may voluntarily defer up to 25% of their bonus to the optional Stock Purchase Program under the Stock Incentive Plan. All employees are eligible to participate in a stock purchase plan as well, whereby employees may purchase the firm's common stock at a 15% discount. A significant amount of the firm's equity is held by employees.

Ownership of Fund Shares. As of June 30, 2014, Cohen & Steers' portfolio managers did not beneficially own any shares of the Inflation Commodity Strategy Subsidiary Ltd.

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Other Accounts. As of June 30, 2014, in addition to Inflation Commodity Strategy Subsidiary Ltd., Cohen & Steers' portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Nick Koutsoftas	1	$171.4	1	$10.2	1	$142.4
Ben Ross	1	$171.4	1	$10.2	1	$142.4

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Cohen & Steers does not foresee any material conflicts of interest that may arise with the portfolio managers' simultaneous management of the Inflation Commodity Strategy Subsidiary Ltd. and other accounts.

GPIM

Compensation. SIMC pays GPIM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in an investment sub-advisory agreement between GPIM and SIMC. GPIM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Income Fund. The following information relates to the period ended June 30, 2014.

GPIM compensates its portfolio management staff for their management of the Multi-Asset Income Fund's portfolio. Compensation is evaluated qualitatively based on their contribution to investment performance and factors such as teamwork and client service efforts. GPIM's staff incentives may include: a competitive base salary, bonus determined by individual and firm wide performance, equity participation, co-investment options, and participation opportunities in various investments. GPIM's deferred compensation programs include equity that vests over a period of years. All GPIM employees are also eligible to participate in a 401(k) plan to which a discretionary match may be made after the completion of each plan year.

Ownership of Fund Shares. As of June 30, 2014, GPIM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of June 30, 2014, in addition to the Multi-Asset Income Fund, GPIM's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts		Total Assets	Number of Accounts		Total Assets
Scott Minerd	30	$8,371,094,122	71		$19,702,338,482	129		$106,741,250,513
	0	$0	27	*	$11,395,065,303	10	*	$974,946,166
Anne Walsh, CFA	24	$8,552,339,257	2		$3,309,286,237	27		$85,113,423,170
	0	$0	2	*	$3,309,286,237	1	*	$512,110,473
James Michal	26	$6,786,214,570	3		$3,391,774,782	11		$1,563,981,149
	0	$0	2	*	$3,296,734,924	3	*	$740,391,191
Steven Brown**	8	$1,575,321,117	0		$0	1		$38,082,491

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

**  None of these accounts are subject to a performance-based advisory fee.

Conflicts of Interest. From time to time, potential conflicts of interest may arise between a portfolio manager's management of the investments of the Multi-Asset Income Fund, on the one hand, and the

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management of other registered investment companies, pooled investment vehicles and other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Multi-Asset Income Fund, track the same indices the Multi-Asset Income Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Income Fund. The other accounts might also have different investment objectives or strategies than the Multi-Asset Income Fund.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge of the Timing and Size of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager's day-to-day management of the Multi-Asset Income Fund. Because of his or her position with the Multi-Asset Income Fund, the portfolio manager knows the size, timing and possible market impact of the Multi-Asset Income Fund's trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the Multi-Asset Income Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager's management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the Multi-Asset Income Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Multi-Asset Income Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Multi-Asset Income Fund and another account. GPIM has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities and Exchange Act of 1934, as amended), which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to accounts with a heavily performance-oriented fee.

PanAgora

Compensation. SIMC pays PanAgora a fee based on the assets under management of the Multi-Asset Accumulation Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between PanAgora and SIMC. PanAgora pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Accumulation Fund. The following information relates to the period ended June 30, 2014.

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All investment professionals receive industry competitive salaries (based on an annual benchmarking study) and are rewarded with meaningful performance-based annual bonuses. All employees of the firm are evaluated by comparing their performance against tailored and specific objectives. These goals are developed and monitored through the cooperation of employees and their immediate supervisors. Portfolio managers have specific goals regarding the investment performance of the accounts they manage and not revenue associated with these accounts.

Senior employees of the company can own up to 20% of PanAgora through restricted stocks and options under the provisions of the PanAgora Employees Ownership Plan. To ensure the retention benefit of the plan, the ownership is subject to a vesting schedule. The ownership is primarily shared by members of the senior management team as well as senior investment and research professionals.

Ownership of Fund Shares. As of June 30, 2014, the portfolio managers did not beneficially own any shares of the Multi-Asset Accumulation Fund (and its Subsidiary).

Other Accounts. As of June 30, 2014, in addition to the Multi-Asset Accumulation Fund (and its Subsidiary), the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles			Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts		Total Assets (in millions)	Number of Accounts		Total Assets (in millions)
Edward Qian, Ph.D., CFA	4	$559.2	16		$2,897	62		$5,761
	0	$0	1	*	$417.0	10	*	$585.8
Bryan Belton, CFA	2	$481.7	9		$1,142	37		$2,993
	0	$0	0		$0	9	*	$116.0

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

Conflicts of Interest. The portfolio managers' management of other accounts may give rise to potential conflicts of interest in connection with their management of the Multi-Asset Accumulation Fund's (and its Subsidiary's) investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include retirement plans and separately managed accounts, as well as incubated accounts. The other accounts might have similar investment objectives as the Multi-Asset Accumulation Fund (and its Subsidiary), or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Accumulation Fund (and its Subsidiary). While the portfolio managers' management of other accounts may give rise to the following potential conflicts of interest, PanAgora does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, PanAgora believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the portfolio managers' day-to-day management of the Multi-Asset Accumulation Fund (and its Subsidiary). Because of their positions with the Multi-Asset Accumulation Fund (and its Subsidiary), the portfolio managers know the size, timing and possible market impact of the Multi-Asset Accumulation Fund's (and its Subsidiary's) trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Multi-Asset Accumulation Fund (and its Subsidiary). However, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the portfolio managers' management of the Multi-Asset Accumulation Fund (and its Subsidiary) and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Multi-Asset Accumulation Fund (and its Subsidiary). This conflict of interest may be exacerbated to the extent that PanAgora or the portfolio managers receive, or expect to receive, greater compensation from their management of the

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other accounts than the Multi-Asset Accumulation Fund (and its Subsidiary). Notwithstanding this theoretical conflict of interest, it is PanAgora's policy to manage each account based on its investment objectives and related restrictions and, as discussed above, PanAgora has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Multi-Asset Accumulation Fund (and its Subsidiary), such securities might not be suitable for the Multi-Asset Accumulation Fund (and its Subsidiary) given its investment objective and related restrictions.

QS Investors

Compensation. SIMC pays QS Investors a fee based on the assets under management of the Multi-Asset Inflation Managed Fund (and its Subsidiary) as set forth in an investment sub-advisory agreement between QS Investors and SIMC. QS Investors pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Inflation Managed Fund (and its Subsidiary). The following information relates to the period ended June 30, 2014.

The QS Investors compensation and incentive levels are designed to be competitive in order to attract and retain top talent. The compensation and incentive structure is designed to be fair, transparent and linked to performance. The structure is as follows:

Base salary: Salary is based on years of experience and level of responsibility. Increases come in pre-determined amounts based on reaching new experience brackets or a promotion in responsibilities.

Bonus: The bonus pool is based on firm performance and is open to all personnel. An individual's bonus allocation is a function of their specific performance and contribution. All employees receive quarterly feedback from their manager, and there is a formal written annual performance evaluation that includes both a self-evaluation and a manager review. These evaluations are used by the compensation committee, which is comprised of the voting partners and the chief financial officer ("CFO"), to reconcile manager bonus recommendations for each employee relative to the accrued bonus pool.

Portfolio managers/traders are responsible for checking and implementing research models, minimizing transaction costs and market impact, monitoring client portfolios for appropriate market risk, and ensuring that no trading errors occur. The qualitative analysis of an employee's individual performance is based on, among other things, adherence to compliance policies and procedures and risk management procedures and contribution to the QS Investors culture of client focus.

Ownership of Fund Shares. As of June 30, 2014, QS Investors' portfolio managers did not beneficially own any shares of the Multi-Asset Inflation Managed Fund.

Other Accounts. As of June 30, 2014, in addition to the Multi-Asset Inflation Managed Fund, the portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Robert Wang	11	$3,271.06	4	$356.71	13	$1,695.84
	0	$0	0	$0	3	$177.00
Russell Schtern, CFA	7	$1,983.40	4	$356.71	11	$1,577.76
	0	$0	0	$0	3	$177.00

*  These accounts, which are a subset of the accounts in the preceding row, are subject to a performance-based advisory fee.

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Conflicts of Interest.  QS Investors' portfolio managers' management of other accounts (collectively, the "QS Investors Other Accounts") may give rise to potential conflicts of interest in connection with their management of the Multi-Asset Inflation Managed Fund's (and its Subsidiary's) investments, on the one hand, and the investments of the QS Investors Other Accounts, on the other. The QS Investors Other Accounts might have similar investment objectives as the Multi-Asset Inflation Managed Fund (and its Subsidiary) or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Multi-Asset Inflation Managed Fund (or its Subsidiary). QS Investors does not believe that these conflicts, if any, are material or, to the extent any such conflicts are material, QS Investors believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of QS Investors' portfolio managers' day-to-day management of the Multi-Asset Inflation Managed Fund (and its Subsidiary). Because of their positions with the Multi-Asset Inflation Managed Fund (and its Subsidiary), the portfolio managers know the size, timing and possible market impact of Multi-Asset Inflation Managed Fund (and its Subsidiary's) trades. It is theoretically possible that QS Investors' portfolio managers could use this information to the advantage of QS Investors Other Accounts they manage and to the possible detriment of the Multi-Asset Inflation Managed Fund (or its Subsidiary). However, QS Investors has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of QS Investors' portfolio managers' management of the Multi-Asset Inflation Managed Fund (and its Subsidiary) and QS Investors Other Accounts, which, in theory, may allow the portfolio managers to allocate investment opportunities in a way that favors QS Investors Other Accounts over the Multi-Asset Inflation Managed Fund (or its Subsidiary). This conflict of interest may be exacerbated to the extent that QS Investors or its portfolio managers receive, or expect to receive, greater compensation from their management of the QS Investors Other Accounts (many of which receive a base and incentive fee) than from the Multi-Asset Inflation Managed Fund (or its Subsidiary). Notwithstanding this theoretical conflict of interest, it is QS Investors' policy to manage each account based on its investment objectives and related restrictions and, as discussed above, QS Investors has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while QS Investors' portfolio managers may buy for QS Investors Other Accounts securities that differ in identity or quantity from securities bought for the Multi-Asset Inflation Managed Fund (or its Subsidiary), such securities might not be suitable for the Multi-Asset Inflation Managed Fund (or its Subsidiary) given its investment objectives and related restrictions.

SSgA FM

Compensation. SIMC pays SSgA FM a fee based on the assets under management of the Multi-Asset Income Fund as set forth in the respective investment sub-advisory agreements between SSgA FM and SIMC. SSgA FM pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Fund. The following information relates to the period ended July 31, 2014.

The compensation of SSgA FM's investment professionals is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSgA performance, and individual performance. Each year SSgA's Global Human Resources department participates in compensation surveys in order to provide SSgA with critical, market-based compensation information that helps support individual pay decisions. Additionally, subject to State Street and SSgA business results, State Street allocates an incentive pool to SSgA to reward its employees. Because the size of the incentive pool is based on the firm's overall profitability, each staff member is motivated to contribute both as an individual and as a team member.

The incentive pool is allocated to the various functions within SSgA. The discretionary determination of the allocation amounts to business units is influenced by market-based compensation data, as well as the overall performance of the group. Individual compensation decisions are made by the employee's manager, in conjunction with the senior management of the employee's business unit. These decisions

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are based on the performance of the employee and, as mentioned above, on the performance of the firm and business unit.

Ownership of Fund Shares. As of July 31, 2014, SSgA FM's portfolio managers did not beneficially own any shares of the Multi-Asset Income Fund.

Other Accounts. As of July 31, 2014, in addition to the Multi-Asset Income Fund, the portfolio managers were also responsible for the management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Karl Schneider, CAIA	127	$171.96	370	$477.96	326	$252.44
John Tucker, CFA	127	$171.96	370	$477.96	326	$252.44

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. A portfolio manager may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Multi-Asset Income Fund. Potential conflicts may arise out of: (i) the portfolio manager's execution of different investment strategies for various accounts; or (ii) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers' responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers' accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another.

SSgA FM has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, SSgA FM and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

DISTRIBUTION

General. SEI Investments Distribution Co. (the "Distributor"), serves as each Fund's distributor. The Distributor, a wholly owned subsidiary of SEI, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456.

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Distribution Agreement with the Trust. The Distributor serves as each Fund's Distributor pursuant to a distribution agreement with the Trust.

With respect to the Class Y Shares, there are no shareholder servicing fees or administrative servicing fees.

Distribution Expenses Incurred by Adviser. The Funds are sold primarily through independent registered investment advisers, financial planners, bank trust departments and other financial advisors ("Financial Advisors") who provide their clients with advice and services in connection with their investments in the SEI Funds. SEI Funds are typically combined into complete investment portfolios and strategies using asset allocation techniques to serve investor needs. In connection with its distribution activities, SIMC and its affiliates may provide Financial Advisors, without charge, asset allocation models and strategies, custody services, risk assessment tools and other investment information and services to assist the Financial Advisor in providing advice to investors.

SIMC may hold conferences, seminars and other educational and informational activities for Financial Advisors for the purpose of educating Financial Advisors about the Funds and other investment products offered by SIMC or its affiliates. SIMC may pay for lodging, meals and other similar expenses incurred by Financial Advisors in connection with such activities. SIMC also may pay expenses associated with joint marketing activities with Financial Advisors, including, without limitation, seminars, conferences, client appreciation dinners, direct market mailings and other marketing activities designed to further the promotion of the Funds. In certain cases, SIMC may make payments to Financial Advisors or their employers in connection with their solicitation or referral of investment business, subject to any regulatory requirements for disclosure to and consent from the investor. All such marketing expenses and solicitation payments are paid by SIMC or its affiliates out of their past profits or other available resources and are not charged to the Funds.

Many Financial Advisors may be affiliated with broker-dealers. SIMC and its affiliates may pay compensation to broker-dealers or other financial institutions for services such as, without limitation, providing the Funds with "shelf space" or a higher profile for the firm's associated Financial Advisors and their customers, placing the Funds on the firm's preferred or recommended fund list, granting the Distributor access to the firm's associated Financial Advisors, providing assistance in training and educating the firm's personnel, allowing sponsorship of seminars or informational meetings and furnishing marketing support and other specified services. These payments may be based on the average net assets of SEI Funds attributable to that broker-dealer, gross or net sales of SEI Funds attributable to that broker-dealer, a negotiated lump sum payment or other appropriate compensation for services rendered.

Payments may also be made by SIMC or its affiliates to financial institutions to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. These fees may be used by the financial institutions to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

The payments discussed above may be significant to the financial institutions receiving them and may create an incentive for the financial institutions or their representatives to recommend or offer shares of the SEI Funds to their customers rather than other funds or investment products. These payments are made by SIMC and its affiliates out of their past profits or other available resources.

Although the Funds may use broker-dealers that sell Fund shares to effect transactions for a Fund's portfolios, the Funds, SIMC and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing broker-dealers to effect those transactions and will not direct brokerage transactions to broker-dealers as compensation for the sales of Fund shares.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Funds described in this SAI, are supervised by the Trustees under the laws of the Commonwealth of

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Massachusetts. Each Trustee is responsible for overseeing the Funds and each fund of SEI Institutional Managed Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds, which currently consists of 100 funds and includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as SIMC, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust's service providers and thus have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have adverse material effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify risks, lessen the probability of their occurrence and/or to mitigate the effects of such risks if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust's business (e.g., SIMC is responsible for the investment performance of the Funds and, along with the Board, is responsible for the oversight of the Funds' Sub-Advisers, which, in turn, are responsible for the day-to-day management of the Funds' portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds' service providers the importance of maintaining vigorous risk management.

The Trustees' role in risk oversight begins before the inception of a Fund, at which time SIMC presents to the Board information concerning the investment objectives, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, each Sub-Adviser and SIMC provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust's Chief Compliance Officer, as well as personnel of SIMC and other service providers, such as the Fund's independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Funds by the Adviser and Sub-Advisers and receives information about those services at its regular meetings. In addition, in connection with its consideration of whether to annually renew the Advisory Agreement between the Trust, on behalf of the Funds, and SIMC and the various Sub-Advisory Agreements between SIMC and the Sub-Advisers with respect to the Funds, the Board annually meets with SIMC and, at least every other year, the Sub-Advisers, to review such services. Among other things, the Board regularly considers the Adviser's and each Sub-Adviser's adherence to the Funds' investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations.

The Trust's Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund, Adviser and Sub-Adviser risk assessments. At least annually, the Trust's Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust's policies and procedures and those of its service providers, including the Adviser and Sub-Advisers. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report, any material changes to the policies and procedures since the date of the last report, any recommendations for material changes to the policies and procedures and any material compliance matters since the date of the last report.

The Board receives reports from the Funds' service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust's Fair Value Pricing Committee provides regular reports to the Board concerning investments for which market prices are not readily available or may be unreliable. The independent registered public accounting firm reviews with the Audit Committee its audit of the Funds' financial statements annually, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds' internal controls.

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Additionally, in connection with its oversight function, the Board oversees Fund management's implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized and reported within the required time periods. The Board also oversees the Trust's internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust's financial reporting and the preparation of the Trust's financial statements.

From their respective reviews of these reports and discussions with SIMC, the Sub-Advisers, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn about the material risks of the Funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds' goals and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds' investment management and business affairs are carried out by or through SIMC, the Sub-Advisers and the Funds' other service providers, each of which has an independent interest in risk management and each of which has policies and methods by which one or more risk management functions are carried out. These risk management policies and methods may differ in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board's ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are seven members of the Board of Trustees, five of whom are not interested persons of the Trust, as that term is defined in the 1940 Act ("independent Trustees"). Robert A. Nesher, an interested person of the Trust, serves as Chairman of the Board. George J. Sullivan, Jr., an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from Fund management.

The Board of Trustees has three standing committees: the Audit Committee, the Governance Committee and the Fair Value Pricing Committee. The Audit Committee and Governance Committee are each chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board of Trustees has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Sullivan, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates dealings and communications between the independent Trustees and management and among the independent Trustees; and (v) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, dates of birth, position with the Trust, the year in which the Trustee was elected, other directorships held and the principal occupations for the last five years of each of the persons currently serving as a Trustee of the Trust. There is no stated term of office for the Trustees of the Trust; however, a Trustee must retire from the Board by the end of the calendar year in which the Trustee turns 75 provided that, although there shall be a presumption that each Trustee attaining such age shall retire, the Board may, if it deems doing so to be consistent with the best interests of the Trust, and with the consent of any Trustee that is eligible for retirement, by unanimous vote, extend the term of such Trustee

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for successive periods of one year. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Interested Trustees.

ROBERT A. NESHER (DOB 08/17/46)—Chairman of the Board of Trustees* (since 1986)—President and Chief Executive Officer of the Trust (since 1986)—SEI employee, 1974-present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd. Director and President of SEI Opportunity Fund, L.P. to 2010. Vice Chairman of The Advisors' Inner Circle Fund III and O'Connor EQUUS since 2014. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

WILLIAM M. DORAN (DOB 05/26/40)—Trustee** (since 1986)—1701 Market Street, Philadelphia, PA 19103. Self-employed Consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Director of SEI since 1974; Secretary of SEI since 1978. Director of the Distributor since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia), SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, The Advisors' Inner Circle Fund III, O'Connor EQUUS, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

Independent Trustees.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)—Trustee (since 1996)—Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc., April 1997-December 2011. Member of the independent review committee for SEI's Canadian-registered mutual funds. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of State Street Navigator Securities Lending Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

NINA LESAVOY (DOB 07/24/57)—Trustee (since 2003)—Founder and Managing Director, Avec Capital (strategic fundraising firm), since April 2008. Managing Director, Cue Capital (strategic fundraising firm), March 2002-March 2008. Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

*  Mr. Nesher is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

**  Mr. Doran is a Trustee deemed to be an "interested person" of the Funds (as that term is defined in the 1940 Act) by virtue of his relationship with SEI.

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JAMES M. WILLIAMS (DOB 10/10/47)—Trustee (since 2004)—Vice President and Chief Investment Officer, J. Paul Getty Trust, Non Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

MITCHELL A. JOHNSON (DOB 03/01/42)—Trustee (since 2007)—Retired Private Investor since 1994. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust, New Covenant Funds and The KP Funds.

HUBERT L. HARRIS, JR. (DOB 07/15/43)—Trustee (since 2008)—Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998-August 2003. Director of AMVESCAP PLC from 1993-2004. Director, Colonial Banc Group, Inc., 2003-2009. Past Chair of the Board of Trustees, Georgia Tech Foundation, Inc. (nonprofit corporation), 2007-2009, and member of the Executive Committee, 2003-2011; currently emeritus trustee. Director of St. Joseph's Translational Research Institute (nonprofit corporation), 2009-present. Member of the Board of Councilors of the Carter Center (nonprofit corporation). Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

Individual Trustee Qualifications. The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds and to exercise their business judgment in a manner that serves the best interests of the Funds' shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Nesher should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company, which he joined in 1974, his knowledge of and experience in the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 1982.

The Trust has concluded that Mr. Sullivan should serve as Trustee because of the experience he gained as a certified public accountant and financial consultant, his experience in and knowledge of public company accounting and auditing and the financial services industry, the experience he gained as an

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officer of a large financial services firm in its operations department and his experience from serving as Trustee of the various SEI Trusts since 1996.

The Trust has concluded that Ms. Lesavoy should serve as Trustee† because of the experience she gained as a Director of several private equity fundraising firms and marketing and selling a wide range of investment products to institutional investors, her experience in and knowledge of the financial services industry and the experience she has gained serving as Trustee of the various SEI Trusts since 2003.

The Trust has concluded that Mr. Williams should serve as Trustee because of the experience he gained as Chief Investment Officer of a non-profit foundation, the President of an investment management firm, the President of a registered investment company and the Manager of a public company's pension assets, his experience in and knowledge of the financial services industry and the experience he has gained serving as Trustee of the various SEI Trusts since 2004.

The Trust has concluded that Mr. Johnson should serve as Trustee because of the experience he gained as a senior vice president, corporate finance, of a Fortune 500 Company, his experience in and knowledge of the financial services and banking industries, the experience he gained serving as a director of other mutual funds and the experience he has gained serving as Trustee of the various SEI Trusts since 2007.

The Trust has concluded that Mr. Harris should serve as Trustee because of the experience he gained as Chief Executive Officer and Director of an investment management firm, the experience he gained serving on the Board of a public company, his experience in and knowledge of the financial services and banking industries and the experience he has gained serving as Trustee of the various SEI Trusts since 2008.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Funds. Moreover, references to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of, or reflect any conclusion that, the Board or any Trustee has any special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Board Standing Committees. The Board has established the following standing committees:

•  Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; (ii) reviewing the independent auditor's compensation, the proposed scope and terms of its engagement and the firm's independence; (iii) pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent auditor and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent auditor's opinion, any related management letter, management's responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; (vi) reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent auditor and the Trust's senior internal accounting executive, if any, the independent auditor's report on the adequacy of the Trust's internal financial controls; (viii) reviewing, in consultation with the Trust's independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and (ix) other audit related matters. In addition, the Audit Committee is

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responsible for the oversight of the Trust's compliance program. Messrs. Sullivan, Williams, Johnson and Harris and Ms. Lesavoy currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met four (4) times during the Trust's most recently completed fiscal year.

•  Fair Value Pricing Committee. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Messrs. Nesher and Sullivan currently serve as the Board's delegates on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met ninety-four (94) times during the Trust's most recently completed fiscal year.

•  Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees of the Trust. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self assessment of the Board's operations; (iii) selecting and nominating all persons to serve as independent Trustees and evaluating the qualifications of "interested" (as that term is defined under the 1940 Act) Trustee candidates; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the applicable Trust's offices. Messrs. Sullivan, Williams, Johnson and Harris and Ms. Lesavoy currently serve as members of the Governance Committee. The Governance Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Governance Committee shall meet at least once each year and shall conduct at least one meeting in person. The Governance Committee met four (4) times during the Trust's most recently completed fiscal year.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds and shares of funds in the Fund Complex (as described below) as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities and Exchange Act of 1934, as amended (the "1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)*	Aggregate Dollar Range of Shares (Fund Complex)*
Interested
Mr. Nesher	Over $100,000 (Global Managed Volatility Fund)	Over $100,000
Mr. Doran	N/A	Over $100,000
Independent
Mr. Sullivan	N/A	Over $100,000
Ms. Lesavoy	N/A	None
Mr. Williams	N/A	None
Mr. Johnson	N/A	None
Mr. Harris	N/A	None

*  Valuation date is December 31, 2013. The Fund Complex currently consists of 97 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

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Board Compensation. The Trust and the Fund Complex paid the following fees to the Trustees during its most recently completed fiscal year.

Name	Aggregate Compensation	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex*
Interested
Mr. Nesher	$0	$0	$0	$0
Mr. Doran	$0	$0	$0	$0
Independent
Mr. Sullivan	$61,044	$0	$0	$246,211
Ms. Greco**	$39,699	$0	$0	$159,005
Ms. Lesavoy***	$53,579	$0	$0	$216,098
Mr. Williams	$53,579	$0	$0	$216,098
Mr. Johnson	$53,579	$0	$0	$216,098
Mr. Harris	$53,579	$0	$0	$216,098

*  The Fund Complex currently consists of 97 portfolios of the following trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, SEI Insurance Products Trust, Adviser Managed Trust and New Covenant Funds.

**  Ms. Greco resigned from the Board of Trustees as of March 29, 2013

Trust Officers. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. None of the officers, except for Russell Emery, the Chief Compliance Officer ("CCO") of the Trust, receives compensation from the Trust for his or her services. The Trust's CCO serves in the same capacity for the other SEI trusts included in the Fund Complex, and the Trust pays its pro-rata share of the aggregate compensation payable to the CCO for his services.

Certain officers of the Trust also serve as officers to one or more mutual funds to which SEI or its affiliates act as investment adviser, administrator or distributor.

The officers of the Trust have been elected by the Board. Each officer shall hold office until the election and qualification of his or her successor or until earlier resignation or removal.

ROBERT A. NESHER (DOB 08/17/46)—President and Chief Executive Officer (since 2005)—See biographical information above under the heading "Interested Trustees."

TIMOTHY D. BARTO (DOB 03/28/68)—Vice President and Secretary (since 1999 and 2002, respectively)—Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.

PETER A. RODRIGUEZ (DOB 1/18/62)—Controller and Chief Financial Officer (since 2011)—Director, Funds Accounting, SEI Investments Global Funds Services since March 2011, September 2002 to March 2005 and 1997-2002. Director, Mutual Fund Trading, SEI Private Trust Company, May 2009 to February 2011. Director, Asset Data Services, Global Wealth Services, June 2006 to April 2009. Director, Portfolio Accounting, SEI Investments Global Funds Services, March 2005 to June 2006.

STEPHEN G. MACRAE (DOB 12/08/67)—Vice President (since 2012)—Director of Global Investment Product Management, January 2004 to present.

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RUSSELL EMERY (DOB 12/18/62)—Chief Compliance Officer (since 2006)—Chief Compliance Officer of SEI Daily Income Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors' Inner Circle Fund, The Advisors' Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P. to 2010. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of SEI Insurance Products Trust and The KP Funds since 2013. Chief Compliance Officer of The Advisors' Inner Circle Fund III and O'Connor EQUUS since 2014.

AARON C. BUSER (DOB 11/19/70)—Vice President and Assistant Secretary (since 2008)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney, Stark & Stark (law firm), March 2004-July 2007.

DAVID F. MCCANN (DOB 03/19/76)—Vice President and Assistant Secretary (since 2009)—Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005-October 2008.

EDWARD MCCUSKER (DOB 11/18/83)—Anti-Money Laundering Compliance Officer and Privacy Officer (since 2013). Compliance Manager of SEI Investments Company, May 2011-April 2013. Project Manager and AML Operations Lead of SEI Private Trust Company, September 2010-May 2011. Private Banking Client Service Professional of SEI Private Banking and Trust September 2008-September 2010.

PROXY VOTING POLICIES AND PROCEDURES

The Funds have delegated proxy voting responsibilities to SIMC, subject to the Board's general oversight. In delegating proxy voting responsibilities, each Fund has directed that proxies be voted consistent with a Fund's best economic interests. SIMC has adopted its own proxy voting policies and guidelines for this purpose (the "Procedures"). As required by applicable regulations, SIMC has provided this summary of its Procedures concerning proxies voted by SIMC on behalf of each investment advisory client who delegates voting responsibility to SIMC, which includes the Funds (each a "Client"). The Procedures may be changed as necessary to remain current with regulatory requirements and internal policies and procedures.

SIMC votes proxies in the best economic interests of Clients. SIMC has elected to retain an independent proxy voting service (the "Service") to vote proxies for Client accounts, which votes proxies in accordance with Proxy Voting Guidelines (the "Guidelines") approved by SIMC's Proxy Voting Committee (the "Committee"). The Guidelines set forth the manner in which SIMC will vote on matters that may come up for shareholder vote. The Service will review each matter on a case-by-case basis, and vote the proxies in accordance with the Guidelines. For example, the Guidelines provide that SIMC will vote in favor of proposals to require shareholder ratification of any poison pill, shareholder proposals that request companies to adopt confidential voting, and for management proposals to do so, and shareholder social, workforce, and environmental proposals that create good corporate citizens while enhancing long-term shareholder value. The Guidelines also provide, among other items, that SIMC generally will vote against: proposals to limit the tenure of outside directors through mandatory retirement ages; management proposals to limit the tenure of outside directors through term limits; proposals that give management the ability to alter board size outside of a specific range without shareholder approval; proposals to classify the board; proposals to eliminate cumulative voting; proposals that provide that directors may be removed only for cause; proposals giving the board exclusive authority to amend the bylaws; retirement plans for non-employee directors; shareholder proposals seeking to set absolute levels on executive and director compensation or otherwise dictate the amount or form of compensation, eliminate stock options or other equity grants to employees or directors, or requiring director fees be paid in stock only; and proposals to phase out the use of animals in product testing unless certain circumstances apply. The Guidelines also provide, among other items, that SIMC generally will vote for: proposals seeking to fix board size or designate a range for board size; proposals that permit shareholders to elect directors to fill board

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vacancies; and proposals seeking a report on the company's animal welfare standards. In addition to these examples, the Guidelines cover numerous other specific policies. In addition, the Guidelines provide that SIMC will vote against director nominees (or the Board) if it believes that a nominee (or the Board) has not served the economic long-term interests of shareholders.

Prior to voting a proxy, the Service makes available to SIMC its recommendation on how to vote in light of the Guidelines. SIMC retains the authority to overrule the Service's recommendation on any specific proxy proposal and to instruct the Service to vote in a manner determined by the Committee. Before doing so, the Committee will determine whether SIMC may have a material conflict of interest regarding the proposal. If the Committee determines that SIMC has such a material conflict, SIMC shall instruct the Service to vote in accordance with the Service's recommendation unless SIMC, after full disclosure to the Client of the nature of the conflict, obtains the Client's consent to voting in the manner determined by the Committee (or otherwise obtains instructions from the Client as to how to vote on the proposal).

With respect to proxies of an affiliated investment company or series thereof, the Committee will vote such proxies in the same proportion as the vote of all other shareholders of the investment company or series thereof (i.e., "echo vote" or "mirror vote").

For each proxy, SIMC maintains all related records as required by applicable law. A Client may obtain, without charge, a copy of SIMC's Procedures and Guidelines, or information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30, by calling SIMC at 1-800-DIAL-SEI, by writing to SIMC at One Freedom Valley Drive, Oaks, Pennsylvania 19456, or on the SEC's website at http://www.sec.gov.

PURCHASE AND REDEMPTION OF SHARES

Shares of each Fund may be purchased in exchange for securities included in the Fund subject to the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at the market value. All accrued interest and subscription of other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Trust and must be delivered by the shareholder to the Trust upon receipt from the issuer. A shareholder may recognize a gain or a loss for federal income tax purposes in making the exchange.

The Administrator will not accept securities for a Fund unless: (i) such securities are appropriate in the Fund at the time of the exchange; (ii) such securities are acquired for investment and not for resale; (iii) the shareholder represents and agrees that all securities offered to the Trust for the Fund are not subject to any restrictions upon their sale by the Fund under the 1933 Act, or otherwise; (iv) such securities are traded on the American Stock Exchange, the New York Stock Exchange ("NYSE") or on NASDAQ in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made or, if not listed on such exchanges or on NASDAQ, have prices available from an independent pricing service approved by the Board; and (v) the securities may be acquired under the investment restrictions applicable to the Fund.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period during which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or evaluation of the portfolio securities is not reasonably practicable, or for such other periods as the SEC may by order permit. The Trust also reserves the right to suspend sales of shares of one or more of the Funds for any period during which the NYSE, the Administrator, the advisers, the Distributor and/or the custodian are not open for business. Currently, the following holidays are observed by the Trust: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

It is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges in connection with the sale of such

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securities. However, a shareholder will at all times be entitled to aggregate cash redemptions from a Fund of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets in cash. A gain or loss for federal income tax purposes would be realized by a shareholder subject to taxation upon an in-kind redemption depending upon the shareholder's basis in the shares of the Fund redeemed.

Fund securities may be traded on foreign markets on days other than a Business Day or the net asset value of a Fund may be computed on days when such foreign markets are closed. In addition, foreign markets may close at times other than 4:00 p.m. Eastern Time. As a consequence, the net asset value of a share of a Fund may not reflect all events that may affect the value of the Fund's foreign securities unless an adviser determines that such events materially affect net asset value, in which case net asset value will be determined by consideration of other factors.

Certain shareholders in the Funds may obtain asset allocation services from SIMC and other financial intermediaries with respect to their investments in the Funds. If a sufficient amount of a Fund's assets are subject to such asset allocation services, the Fund may incur higher transaction costs and a higher portfolio turnover rate than would otherwise be anticipated as a result of redemptions and purchases of Fund shares pursuant to such services. Further, to the extent that SIMC is providing asset allocation services and providing investment advice to a Fund, it may face conflicts of interest in fulfilling its responsibilities because of the possible differences between the interests of its asset allocation clients and the interests of the Fund.

Use of Third-Party Independent Pricing Agents. The Funds' Pricing and Valuation Procedures provide that any change in a primary pricing agent or a pricing methodology requires prior approval by the Board. However, when the change would not materially affect valuation of a Fund's net assets or involve a material departure in pricing methodology from that of the Fund's existing pricing agent or pricing methodology, Board approval may be obtained at the next regularly scheduled Board meeting after the change.

TAXES

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Funds and their shareholders that is intended to supplement the discussion contained in the Funds' prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Funds' prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Qualification as a Regulated Investment Company. Each Fund intends to qualify and elect to be treated as a regulated investment company ("RIC"). By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. A Fund that qualifies as a RIC will generally not be subject to federal income taxes on the net investment income and net realized capital gains that the Fund timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, each Fund must distribute annually to its shareholders at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the "Distribution Requirement") and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of each Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or

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foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the "Qualifying Income Test"); and (ii) at the close of each quarter of the Fund's taxable year: (A) at least 50% of the value of each Fund's total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of each Fund's total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Funds control and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the "Asset Test").

Although the Funds intend to distribute substantially all of their net investment income and may distribute their capital gains for any taxable year, the Funds will be subject to federal income taxation to the extent any such income or gains are not distributed. Each Fund is treated as a separate corporation for federal income tax purposes. A Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one Fund do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If a Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If a Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, such Fund will be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

A Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such "qualified late year loss" as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A "qualified late year loss" generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as "post-October losses") and certain other late-year losses.

The treatment of capital loss carryovers for the Funds is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If a Fund has a "net capital loss" (that is, capital losses in excess of capital gains), for a taxable year beginning after December 22, 2010 (a "Post-2010 Loss"), the excess of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. A Fund's unused capital loss carryforwards that arose in taxable years that began on or before December 22, 2010 ("Pre-2011 Losses") are available to be applied against future capital gains, if any, realized by the Fund prior to the expiration of those carryforwards, generally eight years after the year in

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which they arose. A Fund's Post-2010 Losses must be fully utilized before the Fund will be permitted to utilize carryforwards of Pre-2011 Losses. In addition, the carryover of capital losses may be limited under the general loss limitation rules if a Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires a Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), a Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which a Fund paid no federal income tax). The Funds intend to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Funds may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the investment adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Funds to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Funds receive income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of a Fund, constitutes the Fund's net investment income from which dividends may be paid to you. Any distributions by a Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Funds will be eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Funds receive qualified dividend income on the securities it holds and the Funds report the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become "ex-dividend" (which is the day on which declared distributions (dividends or capital gains) are deducted from each Fund's assets before it calculates the net asset value) with respect to such dividend, (ii) each Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in a Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Funds receive from an ETF or an underlying fund taxable as a RIC or a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Funds of their net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund's net capital gains will be taxable as long-term capital gains for individual shareholders at a maximum rate of 20% regardless of how long you have held your shares in such Fund. The Funds will report annually to their shareholders the federal tax status of all distributions made by the Funds.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Funds for the year. Generally, and subject

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to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. All such qualifying dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends (a "substitute payment") with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder's cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Funds may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Funds.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales, Exchanges or Redemptions. Any gain or loss recognized on a sale, exchange, or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold, exchanged, or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale.

Effective January 1, 2013, U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their "net investment income," including interest, dividends, and capital gains (including any capital gains realized on the sale or exchange of shares of a Fund).

Each Fund (or its administrative agent) must report to the Internal Revenue Service ("IRS") and furnish to shareholders the cost basis information for shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of its shares, each Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate

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whether these shares had a short-term or long-term holding period. For each sale of its shares, each Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, each Fund will use a default cost basis method. The cost basis method elected by shareholders (or the cost basis method applied by default) for each sale of a Fund's shares may not be changed after the settlement date of each such sale of a Fund's shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. The requirement to only report the gross proceeds from the sale of a Fund's shares continues to apply to all Fund shares acquired through December 31, 2011, and sold on and after that date. Shareholders also should carefully review any cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Funds may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by the Funds are treated as ordinary income or capital gain, accelerate the recognition of income to the Funds and/or defer the Funds' ability to recognize losses, and, in limited cases, subject the Funds to U.S. federal income tax on income from certain of their foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Funds.

The Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have each requested private letter rulings from the IRS concluding that the income generated from their investment in their respective Subsidiaries, each of which invests in commodity-linked derivatives, will be "qualifying income" for RIC qualification purposes, regardless of whether actual distributions are made to the Funds by the respective Subsidiary. In July 2011, the IRS suspended the issuance of private letter rulings regarding the investment by RICs into controlled foreign corporations which principally invest in commodities, such as the Subsidiaries, indicating that it was reconsidering its policies surrounding the issuance of these rulings. The IRS subsequently stated that it intends to issue public guidance regarding the use of controlled foreign corporations by RICs to indirectly invest in commodities. It is unclear whether this guidance will continue to permit or somehow restrict the distributions from controlled foreign corporations to be treated as "qualifying income" for purposes of the RIC qualification rules. As a result, there can be no assurance that the IRS will grant the private letter ruling requested by the Funds. The IRS, however, has informally indicated that any guidance regarding the treatment of distributions from controlled foreign corporations will be prospective in application and provide for transition periods for affected RICs. While the private letter ruling request is pending with the IRS, the Multi-Asset Accumulation and Multi-Asset Inflation Managed Funds have secured an opinion of counsel based on customary representations that actual distributions made to the Funds should be treated as "qualifying income." If the IRS does issue public guidance that results in an adverse determination relating to the treatment of income and gain to the Funds from controlled foreign corporations such as the Subsidiaries, the Funds would likely need to significantly change their investment strategies, which could adversely affect such Funds.

In addition, the Funds may invest in certain exchange-traded products, including exchange-traded commodity pools, which may not produce qualifying income for purposes of the Qualifying Income Test. The Funds intend to monitor such investments to ensure that any non-qualifying income does not exceed permissible limits, but the Funds may not be able to accurately predict the non-qualifying income from these investments.

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. A Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. These provisions may also require the Funds to mark-to-market certain types of positions in their portfolios (i.e., treat them as if

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they were closed out), which may cause a Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirement and for avoiding the excise tax discussed above. Accordingly, in order to avoid certain income and excise taxes, a Fund may be required to liquidate its investments at a time when the investment adviser might not otherwise have chosen to do so.

With respect to investments in STRIPS, TRs, and other zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period. Because each Fund intends to distribute all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in taxable gain or loss.

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by a Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

A Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original interest discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. As noted above, if a Fund invests in such securities it may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level.

In general, for purposes of the Qualifying Income Test described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by a Fund. However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that derives less than 90% of its income from the qualifying income described in (i) of the prior paragraph) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

A Fund may invest in certain MLPs which may be treated as qualified publicly traded partnerships. Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Test, but a Fund's investment in one or more of such qualified publicly traded partnerships is limited under the Asset Test to no more than 25% of the value of the Fund's assets. The Funds will monitor their investment in such qualified publicly traded partnerships in order to ensure compliance with the Qualifying Income and Asset Tests. MLPs deliver Form K-1s to the Funds to report their share of income, gains, losses, deductions and credits of the MLP. These Form K-1s may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.

A Fund may invest in REITs. Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund's investments in REIT equity securities may at other times result in a Fund's receipt of cash in excess of the REIT's earnings; if a Fund distributes these amounts,

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these distributions could constitute a return of capital to such Fund's shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

Certain Foreign Currency Tax Issues. A Fund's transactions in foreign currencies and forward foreign currency contracts will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Funds intend to monitor their transactions, intend to make the appropriate tax elections, and intend to make the appropriate entries in their books and records when they acquire any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of a Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to a Fund's business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of a Fund's non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund's status as a RIC for all years to which the regulations are applicable.

If a Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies" or "PFICs", the Fund will be subject to one of the following special tax regimes: (i) the Fund would be liable for U.S. federal income tax, and an additional interest charge, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a "qualified electing fund" or "QEF", the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Taxes. Dividends and interest received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, such Fund will treat those taxes as dividends paid to their shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholders' federal income tax. If a Fund makes the election, the Fund will report annually to their shareholders the respective amounts per share of the Fund's income from sources within, and taxes paid to, foreign countries and U.S. possessions.

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Foreign tax credits, if any, received by a Fund as a result of an investment in another RIC (including an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a "qualified fund-of-funds" under the Code. If a Fund is a "qualified fund-of-funds" it will be eligible to file an election with the IRS that will enable the Fund to pass along these foreign tax credits to its shareholders. A Fund will be treated as a "qualified fund-of-funds" under the Code if at least 50% of the value of the Fund's total assets (at the close of each quarter of the Fund's taxable year) is represented by interests in other RICs.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income ("UBTI"). Under current law, the Funds generally serve to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in a Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits ("REMICs"), (ii) the Fund invests in a REIT that is a taxable mortgage pool ("TMP") or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

Backup Withholding. A Fund will be required in certain cases to withhold at a rate of 28% and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Funds may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Funds.

A U.S. withholding tax at a 30% rate will be imposed on dividends effective July 1, 2014 (and proceeds of sales in respect of Fund shares (including certain capital gains dividends) received by Fund shareholders beginning after December 31, 2016) for shareholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. A Fund will not pay any additional amounts in respect to any amounts withheld.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as a Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by a Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that a Fund will not be liable for any corporate excise, income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by a Fund. Investment in Ginnie Mae or Fannie Mae securities, banker's acceptances, commercial paper, and

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repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

The Funds' shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from a Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder's tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Funds.

PORTFOLIO TRANSACTIONS

The Trust has no obligation to deal with any broker-dealer or group of brokers or dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, the advisers are responsible for placing orders to execute Fund transactions. In placing orders, it is the Trust's policy to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the advisers generally seek reasonably competitive spreads or brokerage commissions, the Trust will not necessarily be paying the lowest spread or commission available. The Trust will not purchase portfolio securities from any affiliated person acting as principal except in conformity with the regulations of the SEC.

The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' advisers may select a broker based upon brokerage or research services provided to the advisers. The advisers may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act ("Section 28(e)") permits the advisers, under certain circumstances, to cause a Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). In the case of research services, the advisers believe that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds. In addition to agency transactions, the advisers may receive brokerage and research services in connection with certain riskless principal transactions, as defined by Financial Industry Regulatory Authority Rules ("FINRA") and in accordance with applicable SEC guidance.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information that assists in the valuation and pricing of investments. Examples of research-oriented services for which the advisers might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The advisers may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the advisers will be in addition to and not in lieu of the services required to be performed by a Fund's advisers under the Investment Advisory

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Agreements. Any advisory or other fees paid to the advisers are not reduced as a result of the receipt of research services.

In some cases an adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the adviser faces a potential conflict of interest, but the adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Funds may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the advisers with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

SIMC and the various firms that serve as Sub-Advisers to the Funds of the Trust, in the exercise of joint investment discretion over the assets of the Funds, may execute a substantial portion of the Funds' portfolio transactions through a commission recapture program that SIMC has arranged with the Distributor (the "Commission Recapture Program"). SIMC then requests, but does not require, that certain Sub-Advisers execute a portion of a Fund's portfolio transactions through the Commission Recapture Program. Under the Commission Recapture Program, the Distributor receives a commission, in its capacity as an introducing broker, on Fund portfolio transactions. The Distributor then returns to the Fund a portion of the commissions earned on the portfolio transactions, and such payments are used by the Fund to pay Fund operating expenses. Sub-Advisers are authorized to execute trades pursuant to the Commission Recapture Program, provided that the Sub-Adviser determines that such trading is consistent with its duty to seek best execution on Fund portfolio transactions. As disclosed in the Trust's Prospectuses, SIMC in many cases voluntarily waives fees that it is entitled to receive for providing services to a Fund and/or reimburses expenses of a Fund in order to maintain the Fund's total operating expenses at or below a specified level. In such cases, the portion of commissions returned to the Fund under the Commission Recapture Program will generally be used to pay Fund expenses that may otherwise have been voluntarily waived or reimbursed by SIMC or its affiliates, thereby increasing the portion of the Fund fees that SIMC and its affiliates are able to receive and retain. In cases where SIMC and its affiliates are not voluntarily waiving Fund fees or reimbursing expenses, then the portion of commissions returned to a Fund under the Commission Recapture Program will directly decrease the overall amount of operating expenses of the Fund borne by shareholders.

SIMC also from time to time executes trades with the Distributor, again acting as introducing broker, in connection with the transition of the securities and other assets included in a Fund's portfolio when there is a change in Sub-Advisers in the Fund or a reallocation of assets among the Fund's Sub-Advisers. An unaffiliated third-party broker selected by SIMC or the relevant Sub-Adviser provides execution and clearing services with respect to such trades and is compensated for such services out of the commission paid to the Distributor on the trades. All such transactions effected using the Distributor as introducing broker must be accomplished in a manner that is consistent with the Trust's policy to achieve best net results and must comply with the Trust's procedures regarding the execution of Fund transactions through affiliated brokers. The Funds do not direct brokerage to brokers in recognition of, or as compensation for, the promotion or sale of Fund shares.

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For the fiscal year ended September 30, 2012 and 2013, the Funds paid the following brokerage fees:

	Total $ Amount of Brokerage Commissions Paid (000)			Total $ Amount of Brokerage Commissions Paid to Affiliated Brokers (000)			% of Total Brokerage Commissions Paid to the Affiliated Brokers	% of Total Brokerage Transactions Effected Through Affiliated Brokers
Fund**	2012		2013	2012		2013	2013	2013
Multi-Asset Accumulation Fund	$139	*	$315	$—	*	$—	0%	0%
Multi-Asset Income Fund	$18	*	$41	$—	*	$—	0%	0%
Multi-Asset Inflation Managed Fund	$120	*	$305	$—	*	$—	0%	0%
Multi-Asset Capital Stability Fund	$8	*	$76	$—	*	$—	0%	0%

*  Commenced operations on April 9, 2012.

**  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

The portfolio turnover rate for each Fund for the fiscal year ended September 30, 2012 and 2013 was as follows:

	Turnover Rate
Fund	2012		2013
Multi-Asset Accumulation Fund	38	%*	104%
Multi-Asset Income Fund	25	%*	89%
Multi-Asset Inflation Managed Fund	19	%*	61%
Multi-Asset Capital Stability Fund	180	%*	410%

*  Commenced operations on April 9, 2012.

The Multi-Asset Accumulation Fund's portfolio turnover rate increased in the fiscal year 2013 as compared with the fiscal year 2012. Because the Fund's portfolio holdings are adjusted to target specific risk levels, periods of market volatility may result in periods of high turnover in the Fund's portfolio. Early in 2013, volatility in most asset classes significantly increased and then fell to relatively normal levels during the second quarter. Due to these changes in volatility, the Fund experienced higher levels of portfolio turnover than in the prior year.

The Multi-Asset Income Fund's portfolio turnover rate increased in the fiscal year 2013 as compared with the fiscal year 2012. The Fund is composed primarily of fixed income securities. In 2013 interest rates on most fixed income assets experienced higher levels of volatility than in the prior year. As interest rates rose during the second quarter of 2013, the Fund's portfolio was adjusted to be more defensively positioned. These adjustments resulted in higher levels of portfolio turnover than in the prior year.

The Multi-Asset Capital Stability Fund's portfolio turnover rate increased in the fiscal year 2013 as compared with the fiscal year 2012. Because the Fund's portfolio holdings are adjusted to target specific risk levels, a drawdown risk of the Fund's investments either increases or decreases the composition of the Fund's portfolio. Early in 2013, the drawdown risk in most asset classes increased and then fell to relatively normal levels during the second quarter. Due to these changes in volatility, the Fund experienced higher levels of portfolio turnover than in the prior year.

The Multi-Asset Inflation Managed Fund's portfolio turnover rate increased in the fiscal year 2013 as compared with the fiscal year 2012. In 2012, the Fund maintained relatively stable allocations to the multiple asset classes in which the Fund invests. Through 2013 the Fund's allocations to most asset classes changed based primarily on valuation changes throughout the year. These changes in allocations within the Fund's portfolio resulted in higher levels of portfolio turnover than in the prior year.

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The Funds are required to identify any securities of their "regular brokers or dealers" (as such term is defined in the 1940 Act) that the Funds have acquired during their most recent fiscal year. Certain information about these issuers is set forth below, as of September 30, 2013:

Fund*	Name of Issuer	Type of Security	Amount (000)
Multi-Asset Accumulation Fund	Goldman, Sachs & Co. Morgan Stanley Citigroup	Equity Equity Equity	$ 42 $ 38 $ 18
Multi-Asset Income Fund	Citigroup Bank of America J.P. Morgan	Debt Debt Debt	$ 2,254 $ 2,187 $ 1,750
Multi-Asset Inflation Managed Fund	J.P. Morgan Goldman, Sachs & Co. Bank of America Morgan Stanley Citigroup Credit Suisse Merrill Lynch	Debt Debt Debt Debt Debt Debt Debt	$ 11,015 $ 3,321 $ 1,937 $ 1,593 $ 1,294 $ 991 $ 683

*  As of October 14, 2014, the Funds' Class Y Shares had not yet commenced operations.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION

The Funds' portfolio holdings can be obtained on the Internet at the following address: http://www.seic.com/holdings (the "Portfolio Holdings Website"). The Board has approved a policy that provides that portfolio holdings may not be made available to any third party until after such information has been posted on the Portfolio Holdings Website, with limited exceptions noted below. This policy effectively addresses conflicts of interest and controls the use of portfolio holdings information by making such information available to all investors on an equal basis.

Five calendar days after each month end, a list of all portfolio holdings in each Fund as of the end of such month shall be made available on the Portfolio Holdings Website. Beginning on the day after any portfolio holdings information is posted on the Portfolio Holdings Website, such information will be delivered directly to any person that requests it, through electronic or other means. The portfolio holdings information placed on the Portfolio Holdings Website shall remain there until the fifth calendar day of the thirteenth month after the date to which the data relates, at which time it will be permanently removed from the site.

The Trust does not have any ongoing arrangements to make available portfolio holdings information sooner than publicly available. Nonetheless, portfolio holdings information may be provided to independent third-party reporting services (e.g., Lipper or Morningstar), but will be delivered no earlier than the date such information is posted on the Portfolio Holdings Website, unless the reporting service executes a confidentiality agreement with the Trust that is satisfactory to the Trust's officers and that provides that the reporting service will not trade on the information. The Funds currently have no arrangements to provide portfolio holdings information to any third-party reporting services prior to the availability of such holdings on the Portfolio Holdings Website.

Portfolio holdings information may also be provided at any time (and as frequently as daily) to the Funds' Trustees, SIMC, the Sub-Advisers, the Distributor, the Administrator, the custodian, the independent proxy voting service retained by SIMC, the Funds' third-party independent pricing agents and the Funds' independent registered public accounting firm, as well as to state and federal regulators and government agencies, and as otherwise requested by law or judicial process. Service providers will be subject to a duty of confidentiality with respect to any portfolio holdings information, whether imposed by the provisions of the service provider's contract with the Trust or by the nature of its relationship with the Trust. Portfolio holdings of a Fund may also be provided to a prospective service provider for that Fund, so long as the

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prospective service provider executes a confidentiality agreement with the Fund in such form as deemed acceptable by an officer of the Fund. The Board exercises ongoing oversight of the disclosure of Fund portfolio holdings by overseeing the implementation and enforcement of the Funds' policies and procedures by the Chief Compliance Officer and by considering reports and recommendations by the Chief Compliance Officer regarding any material compliance matters.

Neither the Funds, SIMC, nor any other service provider to the Funds may receive compensation or other consideration for providing portfolio holdings information.

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of each Fund, each of which represents an equal proportionate interest in that Fund. Each share upon liquidation entitles a shareholder to a pro rata share in the net assets of that Fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares or separate classes of such series. Share certificates representing the shares will not be issued.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law, without the approval of shareholders of any series.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or administrators, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

CODES OF ETHICS

The Board has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the advisers and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are reasonably designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

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VOTING

Each share held entitles the shareholder of record to one vote. The shareholders of each Fund or class will vote separately on matters pertaining solely to that Fund or class, such as any distribution plan. As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, but approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Where the Prospectus or SAI states that an investment limitation or a fundamental policy may not be changed without shareholder approval, such approval means the vote of: (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust could, under certain circumstances, be held personally liable as partners for the obligations of the Trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholders held personally liable for the obligations of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of Monday, September 29, 2014, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of a Fund. Persons who own of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the 1940 Act. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of shareholders of the Fund. The Trust believes that most of the shares referred to below were held by the below persons in accounts for their fiduciary, agency, or custodial customers. As of October 14, 2014, Class Y Shares of the Funds were not yet offered. Therefore, no person was a record owner (or to the knowledge of the Trust, beneficial owner) of 5% or more of the Class Y Shares of a Fund.

Name and Address	Number of Shares	Percent of Fund/Class
Multi-Asset Accumulation Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	132,597,014.555	77.56%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	10,907,309.099	6.38%

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Name and Address	Number of Shares	Percent of Fund/Class
Multi-Asset Income Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	36,777,065.453	72.76%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	4,389,581.244	8.68%
Multi Asset Inflation Managed Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	74,652,331.698	76.21%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6,997,021.785	7.14%
Multi-Asset Capital Stability Fund—Class A Shares
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	35,458,971.935	67.28%
SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	7,469,855.486	14.17%

CUSTODIAN

Brown Brothers Harriman & Co. ("BBH"), located at 40 Water Street, Boston, Massachusetts, 02109-3661, acts as wire agent and custodian for the assets of the Funds. BBH holds cash, securities and other assets of the Funds as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, located 1601 Market Street, Philadelphia, Pennsylvania 19103, serves as the Trust's independent registered public accounting firm.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, located at 1701 Market Street, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

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DESCRIPTION OF RATINGS

Description of Corporate Bond Ratings

The following descriptions of corporate bond ratings have been published by Moody's, S&P, and Fitch, Inc., ("Fitch"), respectively.

DESCRIPTION OF MOODY'S LONG-TERM RATINGS

Aaa   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa   Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

DESCRIPTION OF S&P'S LONG-TERM RATINGS

Investment Grade

AAA   Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA   Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A   Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

DESCRIPTION OF FITCH'S LONG-TERM RATINGS

Investment Grade Bond

AAA   Bonds rated AAA are judged to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times greater than interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions.

AA   Bonds rated AA are judged to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

A   Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB   Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Description of Commercial Paper Ratings

The following descriptions of commercial paper ratings have been published by Moody's, Standard and Poor's, and Fitch, Inc., respectively.

DESCRIPTION OF MOODY'S SHORT-TERM RATINGS

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•  Leading market positions in well-established industries.

•  High rates of return on funds employed.

•  Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P'S SHORT-TERM RATINGS

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

DESCRIPTION OF FITCH'S SHORT-TERM RATINGS

F-1   Highest Credit Quality. Indicates the best capacity for timely payment of financial commitments; may have an added "+" to denote exceptionally strong credit feature.

F-2   Good Credit Quality. A satisfactory capacity for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3   Fair Credit Quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

PART C. OTHER INFORMATION

Item 28.  Exhibits:

(a)(1)  Registrant's Agreement and Declaration of Trust, dated October 17, 1986, as originally filed with Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the Securities and Exchange Commission ("SEC") on October 17, 1986, is herein incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1998.

(a)(2)  Amendment, dated December 23, 1988, to the Agreement and Declaration of Trust, dated October 17, 1986, is herein incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 19, 1997.

(b)  Amended and Restated By-Laws, dated September 13, 2011, are herein incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(c)  Not Applicable.

(d)(1)  Investment Advisory Agreement, dated December 16, 1994, between the Trust and SEI Investments Management Corporation ("SIMC") is herein incorporated by reference to Exhibit (5)(cc) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1997.

(d)(2)  Amended Schedule B, as last revised March 27, 2012, to the Investment Advisory Agreement, dated December 16, 1994, between the Trust and SIMC is herein incorporated by reference to exhibit (d)(2) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(3)  Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 56 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2006.

(d)(4)  Amended Schedule B, as last revised March 29, 2010, to the Investment Sub-Advisory Agreement, dated July 13, 2006, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(5)  Amendment, dated January 6, 2012, to the Investment Sub-Advisory Agreement, dated July 13, 2006, with Amended Schedule B, as last revised March 29, 2010, between SIMC and Acadian Asset Management LLC (f/k/a Acadian Asset Management Inc.) with respect to the Global Managed Volatility Fund is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(6)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 39 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(7)  Amendment, dated June 24, 2011, and amended Schedule A, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility, Tax-Managed Managed Volatility and Large Cap Funds are herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(8)  Amendment, dated December 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended June 24, 2011, and with amended Schedule A, as last revised June 24, 2011, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(9)  Amended Schedule B, as last revised September 20, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as amended June 24, 2011 and December 15, 2011, and with amended Schedule A, as last revised June 24, 2011, between SIMC and AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP) with respect to the Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility, and Tax-Managed Managed Volatility Funds is herein incorporated by reference to exhibit (d)(9) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(10)  Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Small Cap, Small Cap Growth and Tax-Managed Small/Mid Cap Funds is herein incorporated by reference to Exhibit (d)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(11)  Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds are filed herewith.

(d)(12)  Investment Sub-Advisory Agreement, dated January 2, 2013, between SIMC and Analytic Investors, LLC with respect to the Global Managed Volatility and U.S. Managed Volatility Funds is herein incorporated by reference to exhibit (d)(13) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(13)  Investment Sub-Advisory Agreement, dated January 2, 2013, between SIMC and Analytic Investors, LLC with respect to the Tax-Managed Managed Volatility Fund is herein incorporated by reference to exhibit (d)(14) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(14)  Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(83) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(15)  Amendment, dated June 28, 2011, to the Investment Sub-Advisory Agreement, dated July 8, 2009, between SIMC and AQR Capital Management, LLC with respect to the Small Cap, Small Cap Growth, Large Cap and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(13) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(16)  Amended Schedule A, as last revised January 6, 2012, to the Investment Sub-Advisory Agreement, dated July 8, 2009, as amended June 28, 2011, between SIMC and AQR Capital Management, LLC with respect to the Small Cap, Small Cap Growth, Large Cap, Tax-Managed Large Cap and Multi-Asset Accumulation Funds is herein incorporated by reference to Exhibit (d)(17) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(17)  Amended Schedule B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated July 8, 2009, as amended June 28, 2011, between SIMC and AQR Capital Management LLC with respect to the Small Cap, Small Cap Growth, Large Cap, Tax-Managed Large Cap and Multi-Asset Accumulation Funds is herein incorporated by reference to exhibit (d)(18) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(18)  Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(108) of Post-Effective Amendment No. 64 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2008.

(d)(19)  Amended Schedules A and B, as last revised May 21, 2009, to the Investment Sub-Advisory Agreement, dated March 30, 2007, between SIMC and Ares Management LLC with respect to the High Yield Bond and Enhanced Income Funds are herein incorporated by reference to Exhibit (d)(92) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(20)  Investment Sub-Advisory Agreement, dated March 12, 2014, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund is filed herewith.

(d)(21)  Investment Sub-Advisory Agreement between SIMC and Benefit Street Partners L.L.C. is filed herewith.

(d)(22)  Investment Sub-Advisory Agreement, dated September 24, 2013, between SIMC and Brandywine Global Investment Management, LLC with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(23) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(d)(23)  Investment Sub-Advisory Agreement, dated March 31, 2009, between SIMC and Brigade Capital Management, LP with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(103) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(24)  Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated) with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(25)  Amendment, dated June 24, 2011, and amended Schedules A and B, as last revised June 24, 2011, to the Investment Sub-Advisory Agreement, dated September 27, 2010, between SIMC and Brown Advisory LLC (f/k/a Brown Investment Advisory Incorporated) with respect to the Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds are herein incorporated by reference to Exhibit (d)(22) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(26)  Investment Sub-Advisory Agreement, dated March 31, 2011, between SIMC and CenterSquare Investment Management, Inc. (f/k/a Urdang Securities Management Inc) with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(70) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(27)  Amended and Restated Investment Sub-Advisory Agreement, dated April 30, 2013, between SIMC and Delaware Investments Fund Advisers, a series of Delaware Management Business Trust with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(29) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(d)(28)  Investment Sub-Advisory Agreement, dated June 29, 2012, between SIMC and Fiduciary Management Associates, LLC with respect to the Small Cap and Small Cap Value Funds is herein incorporated by reference to exhibit (d)(33) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(29)  Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Investment Management, LLC (f/k/a Guggenheim Partners Asset Management, LLC) with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(36) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(30)  Amended Schedule B, as last revised March 30, 2012, to the Investment Sub-Advisory Agreement, dated January 10, 2012, between SIMC and Guggenheim Partners Investment Management, LLC (f/k/a Guggenheim Partners Asset Management, LLC) with respect to the Multi-Asset Income Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 85 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 3, 2012.

(d)(31)  Investment Sub-Advisory Agreement, dated October 21, 2005, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Growth Fund is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(32)  Amended Schedules A and B, as last revised June 30, 2011, to the Investment Sub-Advisory Agreement, dated October 21, 2005, between SIMC and INTECH Investment Management LLC (f/k/a Enhanced Investment Technologies, LLC) with respect to the Large Cap Growth Fund are herein incorporated by reference to Exhibit (d)(32) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(33)  Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(33) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(34)  Amendment, dated October 5, 2011, to the Investment Sub-Advisory Agreement, dated January 1, 2011, between SIMC and Integrity Asset Management, LLC with respect to the Small Cap Fund is herein incorporated by reference to Exhibit (d)(34) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(35)  Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap and Large Cap Growth Funds is filed herewith.

(d)(36)  Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Tax-Managed Large Cap Fund is filed herewith.

(d)(37)  Investment Sub-Advisory Agreement, dated July 13, 2007, between SIMC and Janus Capital Management LLC with respect to the Small Cap Growth Fund is herein incorporated by reference to Exhibit (d)(106) of Post-Effective Amendment No. 63 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 30, 2007.

(d)(38)  Investment Sub-Advisory Agreement, dated April 1, 2010, between SIMC and Jennison Associates LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is herein incorporated by reference to Exhibit (d)(75) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(39)  Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(40)  Amendment, dated January 25, 2012, to the Investment Sub-Advisory Agreement, dated October 3, 2005, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, U.S. Fixed Income, Small Cap, Small Cap Growth and Mid-Cap Funds is herein incorporated by reference to Exhibit (d)(46) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012.

(d)(41)  Amended Schedules A and B, dated June 25, 2014, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, U.S. Fixed Income, Small Cap, Small Cap Growth and Mid-Cap Funds is filed herewith.

(d)(42)  Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and J.P. Morgan Investment Management Inc. with respect to the Tax-Managed Small/Mid Cap Fund is filed herewith.

(d)(43)  Investment Sub-Advisory Agreement, dated March 29, 2010, between SIMC and Lazard Asset Management LLC with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (d)(76) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(44)  Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap Value, Small Cap Growth and Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) Funds is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(45)  Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds are filed herewith.

(d)(46)  Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value Fund is herein incorporated by reference to Exhibit (5)(q) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 30, 1995.

(d)(47)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 31, 1995, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(53) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(48)  Amended Schedule C, dated July 2003, to the Investment Sub-Advisory Agreement, dated March 31, 1995, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Large Cap Value and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on July 10, 2006.

(d)(49)  Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(63) of Post-Effective Amendment No. 37 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(d)(50)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated August 3, 2001, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(51)  Amended Schedule A, as last revised September 25, 2009, to the Investment Sub-Advisory Agreement, dated August 3, 2001, as amended July 1, 2003, between SIMC and LSV Asset Management with respect to the Tax-Managed Large Cap and Large Cap Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(52)  Investment Sub-Advisory Agreement, dated November 30, 2010, between SIMC and LSV Asset Management with respect to the U.S. Managed Volatility and Tax-Managed Managed Volatility Funds is herein incorporated by reference to Exhibit (d)(50) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(53)  Investment Sub-Advisory Agreement, dated December 9, 2002, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(27) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003.

(d)(54)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated December 9, 2002, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(57) of Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(55)  Amended Schedule A, as last revised December 18, 2006, to the Investment Sub-Advisory Agreement, dated December 9, 2002, as amended July 1, 2003, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(93) of Post-Effective Amendment No. 58 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2007.

(d)(56)  Amended Schedule B, as last revised April 1, 2009, to the Investment Sub-Advisory Agreement, dated December 9, 2002, as amended July 1, 2003, with amended Schedule A, as last revised December 18, 2006, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value and Small Cap Growth Funds is filed herewith.

(d)(57)  Amendment, dated September 30, 2011, to the Investment Sub-Advisory Agreement, dated December 9, 2002, as amended July 1, 2003, and with amended Schedule A, as last revised December 18, 2006, and amended Schedule B, as last revised April 1, 2009, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value Fund is herein incorporated by reference to Exhibit (d)(54) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(58)  Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds is filed herewith.

(d)(59)  Investment Sub-Advisory Agreement, dated December 8, 2011, between SIMC and Montibus Capital Management LLC (f/k/a TW Asset Management LLC) with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(77) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(d)(60)  Amended Schedule B, as last revised June 29, 2012, to the Investment Sub-Advisory Agreement, dated December 8, 2011, between SIMC and Montibus Capital Management LLC (f/k/a TW Asset Management LLC) with respect to the Small Cap and Small Cap Growth Funds is herein incorporated by reference to Exhibit (d)(79) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(61)  Investment Sub-Advisory Agreement, dated December 11, 2013, between SIMC and PanAgora Asset Management Inc with respect to the Multi-Asset Accumulation Fund is herein incorporated by reference to Exhibit (d)(60) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(d)(62)  Investment Sub-Advisory Agreement, dated June 27, 2005, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Small/Mid Cap Fund (f/k/a the Tax-Managed Small Cap Fund) is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(63)  Amendment, dated June 25, 2014, and amended Schedules A and B, as last revised June 25, 2014, to the Investment Sub-Advisory Agreement, dated June 27, 2005, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Volatility Funds are filed herewith.

(d)(64)  Investment Sub-Advisory Agreement, dated May 30, 2014, between SIMC and QS Investors, LLC with respect to the Multi-Asset Inflation Managed Fund is filed herewith.

(d)(65)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(38) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(66)  Assignment and Assumption Agreement, dated July 1, 2004, between SIMC, Prudential Investment Management, Inc. and Quantitative Management Associates LLC with respect to the Large Cap Disciplined Equity Fund is herein incorporated by reference to Exhibit (d)(44) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2004.

(d)(67)  Amended Schedules A and B, as last revised July 8, 2009, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed, July 1, 2004, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Large Cap Growth, Tax-Managed Large Cap, Mid-Cap and Large Cap Funds are herein incorporated by reference to Exhibit (d)(64) of Post-Effective Amendment No. 71 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 24, 2009.

(d)(68)  Amendment, dated January 23, 2012, to the Investment Sub-Advisory Agreement, dated July 1, 2003, as assigned and assumed July 1, 2004, with Amended Schedules A and B, as last revised July 8, 2009, between SIMC and Quantitative Management Associates LLC (formerly, Prudential Investment Management, Inc.) with respect to the Mid-Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 81 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 27, 2012.

(d)(69)  Investment Sub-Advisory Agreement, dated July 1, 2013, between SIMC and Robeco Investment Management, Inc. with respect to the Small Cap Value and Small Cap Funds is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(d)(70)  Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(41) of Post-Effective Amendment No. 39 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 29, 2003.

(d)(71)  Amended Schedules A and B, as last revised March 24, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds are herein incorporated by reference to Exhibit (d)(65) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(72)  Amendment, dated September 15, 2011, to the Investment Sub-Advisory Agreement, dated July 1, 2003, and with Amended Schedules A and B, as last revised March 24, 2011, between SIMC and Security Capital Research & Management Incorporated with respect to the Real Estate and Small Cap Value Funds is herein incorporated by reference to Exhibit (d)(66) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(73)  Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSgA Funds Management, Inc. with respect to the S&P 500 Index Fund is herein incorporated by reference to Exhibit (d)(97) of Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 3, 2007.

(d)(74)  Amendment, dated September 15, 2014, and amended Schedules A and B, as revised September 15, 2014, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSgA Funds Management, Inc. with respect to the S&P 500 Index and Multi-Asset Income Funds are filed herewith.

(d)(75)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Large Cap Fund is herein incorporated by reference to Exhibit (d)(71) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(76)  Investment Sub-Advisory Agreement, dated June 24, 2011, between SIMC and Waddell & Reed Investment Management Co with respect to the Tax-Managed Large Cap Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(d)(77)  Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to Exhibit (d)(84) of Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2004.

(d)(78)  Amendment, dated April 10, 2012, to the Investment Sub-Advisory Agreement, dated November 12, 2003, between SIMC and Wellington Management Company, LLP with respect to the Real Estate Fund is herein incorporated by reference to exhibit (d)(87) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(d)(79)  Amended Schedules A and B, as last revised June 25, 2014, to the Investment Sub-Advisory Agreement, dated November 12, 2003, as amended April 10, 2012, between SIMC and Wellington Management Company, LLP with respect to the Enhanced Income Fund are filed herewith.

(d)(80)  Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and Wellington Management Company, LLP with respect to the Tax-Managed Small/Mid Cap Fund is filed herewith.

(d)(81)  Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(73) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(82)  Amended Schedules A and B, as last revised April 30, 2009, to the Investment Sub-Advisory Agreement, dated September 30, 2003, between SIMC and Wells Capital Management Incorporated with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(47) of Post-Effective Amendment No. 70 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on June 29, 2009.

(d)(83)  Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit 5(dd) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1998.

(d)(84)  Amendment, dated July 1, 2003, to the Investment Sub-Advisory Agreement, dated March 24, 1997, between SIMC and Western Asset Management Company with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(72) of Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 12, 2003.

(d)(85)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated March 24, 1997, as amended July 1, 2003, between SIMC and Western Asset Management Company with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(6) of Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 29, 2009.

(d)(86)  Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income Fund is herein incorporated by reference to Exhibit (d)(74) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(d)(87)  Amended Schedules A and B, as last revised April 28, 2009, to the Investment Sub-Advisory Agreement, dated November 7, 2005, between SIMC and Western Asset Management Company Limited with respect to the Core Fixed Income and U.S. Fixed Income Funds are herein incorporated by reference to Exhibit (d)(55) of Post-Effective Amendment No. 69 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on April 29, 2009.

(d)(88)  Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap Value, Small Cap and Tax-Managed Small/Mid Cap (f/k/a the Tax-Managed Small Cap) Funds is herein incorporated by reference to Exhibit (d)(80) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(d)(89)  Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap Value, Small Cap and Tax-Managed Small/Mid Cap Funds are filed herewith.

(e)(1)  Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2003.

(e)(2)  Amended Schedule A, as last revised December 6, 2011, to the Amended and Restated Distribution Agreement, dated September 16, 2002, between the Trust and SEI Investments Distribution Co. is herein incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(f)  Not Applicable.

(g)(1)  Schedule of Global Custody Services and Charges, dated February 28, 2011, to the Custodian Agreement between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(g)(2)  Amended and Restated Custodian Agreement, dated March 28, 2012, between the Trust and Brown Brothers Harriman & Co. is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(g)(3)  Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(g)(4)  Third Amendment, dated April 1, 2014, to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(4) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(g)(5)  Fourth Amendment, dated July 7, 2014, to the Amended and Restated Multi-Trust Custody Agreement, dated June 14, 2013, between the Trust and U.S. Bank National Association is herein incorporated by reference to Exhibit (g)(5) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(h)(1)  Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services (f/k/a SEI Investments Fund Management) is herein incorporated by reference to Exhibit (h) of Post-Effective Amendment No. 43 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 29, 2004.

(h)(2)  Amended Schedule D, as last revised September 15, 2014, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services is filed herewith.

(h)(3)  Amendment No. 1, dated March 28, 2012, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Fund Services is filed herewith.

(h)(4)  Expense Limitation Agreement, dated August 3, 2007, between SEI Investments Global Funds Services and SEI Institutional Managed Trust is herein incorporated by reference to Exhibit (h)(3) of Post-Effective Amendment No. 62 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 3, 2007.

(h)(5)  Class A Shares Shareholder Service Plan and Agreement, dated May 1, 1996, between the Trust and SEI Investments Distribution Company (f/k/a SEI Financial Services Company) is herein incorporated by reference to Exhibit 15(e) of Post-Effective Amendment No. 26 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 1997.

(h)(6)  Class A Shares Administrative Services Agreement, dated July 21, 2005, between the Trust and GWFS Equities, Inc. with respect to the Large Cap Value, Small Cap Value, Small Cap Growth and High Yield Bond Funds is herein incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(h)(7)  Class I Shares Shareholder Service Plan and Agreement between the Trust and SEI  Investments Distribution Company is herein incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2001.

(h)(8)  Class I Shares Administrative Services Plan and Agreement, dated October 4, 2001, between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(8) of Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2002.

(h)(9)  Class Y Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 29, 2001.

(h)(10)  Class G Shares Shareholder Service Plan and Agreement between the Trust and SEI Investments Distribution Company is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(i)  Opinion and Consent of Counsel is filed herewith.

(j)  Consent of Independent Registered Public Accounting Firm is filed herewith.

(k)  Not Applicable.

(l)  Not Applicable.

(m)  Class G Shares Distribution Plan is herein incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(n)  Amended and Restated Rule 18f-3 Multiple Class Plan, dated August 12, 2010, is herein incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 75 to the Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(o)  Not applicable.

(p)(1)  The Code of Ethics for SEI Investments Management Corporation, dated August 1, 2013, is herein incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(p)(2)  The Code of Ethics for SEI Investments Distribution Co., dated September 20, 2013, is herein incorporated by reference to Exhibit (p)(2) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(p)(3)  The Code of Ethics for SEI Investments Global Funds Services, as last revised December 2013, is herein incorporated by reference to Exhibit (p)(3) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(p)(4)  The Code of Ethics for SEI Institutional Managed Trust, as last revised January 3, 2014, is herein incorporated by reference to Exhibit (p)(4) of Post-Effective Amendment No. 93 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on August 12, 2014.

(p)(5)  The Code of Ethics for Acadian Asset Management LLC, as last revised January 2014, is filed herewith.

(p)(6)  The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP), dated May 30, 2014, is filed herewith.

(p)(7)  The Code of Ethics for AllianceBernstein L.P., dated January 2013, is herein incorporated by reference to Exhibit (p)(7) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(8)  The Code of Ethics for Analytic Investors, LLC, dated August 14, 2009, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 73 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2010.

(p)(9)  The Code of Ethics for AQR Capital Management, LLC dated March 10, 2010, is filed herewith.

(p)(10)  The Code of Ethics for Ares Management LLC, dated January 15, 2008, is herein incorporated by reference to Exhibit (p)(40) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(p)(11)  The Code of Ethics for Artisan Partners Limited Partnership, as last revised May 15, 2013, is herein incorporated by reference to Exhibit (p)(11) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(12)  The Code of Ethics for Benefit Street Partners L.L.C. is filed herewith.

(p)(13)  The Code of Ethics for Brandywine Global Investment Management, LLC, as last revised February 2014, is filed herewith.

(p)(14)  The Code of Ethics for Brigade Capital Management, LP is filed herewith.

(p)(15)  The Code of Ethics for Brown Advisory LLC, dated August 2011, is herein incorporated by reference to Exhibit (p)(15) of Post-Effective Amendment No. 80 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 17, 2012.

(p)(16)  The Code of Ethics for CenterSquare Investment Management, Inc. (f/k/a Urdang Capital Management Inc), dated March 2012, is herein incorporated by reference to Exhibit (p)(37) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(p)(17)  The Code of Ethics for Delaware Investments Fund Advisers, a series of Delaware Management Business Trust, dated October 1, 2013, is herein incorporated by reference to Exhibit (p)(16) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(18)  The Code of Ethics for Fiduciary Management Associates, LLC, as last revised July 20, 2012, is herein incorporated by reference to Exhibit (p)(17) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(p)(19)  The Code of Ethics for Guggenheim Partners Investment Management, LLC, dated February 2014, is filed herewith.

(p)(20)  The Code of Ethics for Munder Capital Management, the parent company of Integrity Asset Management, LLC, dated May 13, 2014, is filed herewith.

(p)(21)  The Code of Ethics for Jackson Square Partners, LLC, dated April 2014, is filed herewith.

(p)(22)  The Code of Ethics for Janus Capital Group, the parent company of INTECH Investment Management LLC and Janus Capital Management LLC, as last revised March 15, 2012, is herein incorporated by reference to Exhibit (p)(20) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(p)(23)  The Code of Ethics for Jennison Associates LLC, dated June 30, 2010, is herein incorporated by reference to Exhibit (p)(36) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(24)  The Code of Ethics for J.P. Morgan Investment Management Inc., as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(22) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(25)  The Code of Ethics for Lazard Asset Management LLC, dated January 2012, is herein incorporated by reference to Exhibit (p)(23) of Post-Effective Amendment No. 88 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2013.

(p)(26)  The Code of Ethics for Lee Munder Capital Group, LLC, as last revised May 2013, is herein incorporated by reference to Exhibit (p)(24) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(27)  The Code of Ethics for LSV Asset Management, as last revised October 18, 2013, is filed herewith.

(p)(28)  The Code of Ethics for Martingale Asset Management LP, dated August 18, 2008, is herein incorporated by reference to Exhibit (p)(10) of Post-Effective Amendment No. 65 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on October 16, 2008.

(p)(29)  The Code of Ethics for TCW, the parent company of Metropolitan West Asset Management LLC, as last revised October 1, 2013, is herein incorporated by reference to Exhibit (p)(27) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(30)  The Code of Ethics for Montibus Capital Management LLC (f/k/a Timberline Asset Management LLC), dated December 31, 2013, is filed herewith.

(p)(31)  The Code of Ethics for PanAgora Asset Management Inc, dated December 31, 2012, is herein incorporated by reference to Exhibit (p)(28) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(32)  The Code of Ethics for Parametric Portfolio Associates LLC, dated April 1, 2013, is filed herewith.

(p)(33)  The Code of Ethics for QS Investors, LLC, dated June 2, 2014, is filed herewith.

(p)(34)  The Code of Ethics for Quantitative Management Associates LLC is herein incorporated by reference to Exhibit (p)(25) of Post-Effective Amendment No. 45 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on December 2, 2005.

(p)(35)  The Code of Ethics for Robeco Investment Management, Inc. is herein incorporated by reference to Exhibit (p)(33) of Post-Effective Amendment No. 66 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2009.

(p)(36)  The Code of Ethics for Security Capital Research & Management Incorporated, as last revised July 7, 2010, is herein incorporated by reference to Exhibit (p)(32) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(p)(37)  The Code of Ethics for SSgA Funds Management, Inc., dated April 16, 2013, is herein incorporated by reference to Exhibit (p)(34) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(38)  The Code of Ethics for Waddell & Reed Investment Management Co, as last revised November 2012, is herein incorporated by reference to Exhibit (p)(38) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(39)  The Code of Ethics for Wellington Management Company, LLP, dated August 1, 2013, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 91 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2014.

(p)(40)  The Code of Ethics for Wells Capital Management Incorporated, dated August 2, 2012, is filed herewith.

(p)(41)  The Code of Ethics for Western Asset Management Company and Western Asset Management Company Limited, dated January 1, 2010, is herein incorporated by reference to Exhibit (p)(13) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(p)(42)  The Code of Ethics for William Blair & Company L.L.C., dated February 18, 2010, is herein incorporated by reference to Exhibit (p)(39) of Post-Effective Amendment No. 75 to Registrant's Registration Statement on Form N-1A (Files Nos. 033-09504 and 811-04878), filed with the SEC on January 28, 2011.

(q)(1)  Power of Attorney for Robert A. Nesher, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(1) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(2)  Power of Attorney for William M. Doran, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(2) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(3)  Power of Attorney for George J. Sullivan, Jr., dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(4) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(4)  Power of Attorney for Nina Lesavoy, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(5) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(5)  Power of Attorney for James M. Williams, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(6) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(6)  Power of Attorney for Mitchell A. Johnson, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(7) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(7)  Power of Attorney for Hubert L. Harris, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(8) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

(q)(8)  Power of Attorney for Peter A. Rodriguez, dated March 22, 2011, is herein incorporated by reference to Exhibit (q)(9) of Post-Effective Amendment No. 77 to Registrant's Registration Statement on Form N-1A (File Nos. 033-09504 and 811-04878), filed with the SEC on November 2, 2011.

Item 29.  Persons Controlled by or under Common Control with Registrant:

See the Prospectuses and Statement of Additional Information filed herewith regarding the Registrant's control relationships. SIMC is a subsidiary of SEI Investments Company, which also controls the distributor of the Registrant (SEI Investments Distribution Co.) and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors and investment managers.

Item 30.  Indemnification:

Article VIII of the Agreement and Declaration of Trust is filed as Exhibit 1 to the Registration Statement. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and therefore is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31.  Business and Other Connections of the Investment Adviser and Sub-Advisers:

The following tables describe other business, profession, vocation or employment of a substantial nature in which each director, officer or partner of the Adviser or Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee. The Adviser's or Sub-Adviser's table was provided to the Registrant by the Adviser or Sub-Adviser for inclusion in this Registration Statement.

SEI Investments Management Corporation

SEI Investments Management Corporation ("SIMC") is the Adviser for the Registrant's Funds. The principal business address of SIMC is One Freedom Valley Drive, Oaks, Pennsylvania 19456. SIMC is a registered investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

Unless otherwise noted, the address of all the companies listed below is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Edward Loughlin Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	Director
	SEI Trust Company	Director
	SEI Global Services, Inc.	Senior Vice President
	LSV Asset Management	Management Committee
	SEI Investments (Asia), Limited	Director
	SEI Asset Korea, Co. Ltd	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Global Funds Services	Vice President
	SEI Investments Canada Company	Director
N. Jeffrey Klauder Director, Senior Vice President & Assistant Secretary	SEI Investments Company	Executive Vice President, General Counsel, Chief Compliance Officer, Assistant Secretary
	SEI Trust Company	Director, Vice President
	SEI Funds, Inc.	Vice President, Secretary
	SEI Investments, Inc	Vice President, Secretary
	SEI Global Investments Corp.	Director, Vice President, Secretary
	SEI Insurance Group, Inc.	Director, Vice President, Assistant Secretary
	SEI Advanced Capital Management, Inc	Director, Vice President, Secretary
	SEI Primus Holding Corp.	Vice President, Assistant Secretary

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Investments Distribution Co.	Director
	SEI Global Services Inc	Director, Senior Vice President
	SEI Investments Global (Cayman) Limited	Director
	SEI Global Holdings (Cayman) Inc	Chairman of the Board, Chief Executive Officer
	SEI Investments—Global Fund Services Limited	Director
	SEI Investments Global (Bermuda) Ltd	Vice President
Joseph P. Ujobai Director & Senior Vice President	SEI Investments Company	Executive Vice President
	SEI Global Investments Corp	President
	SEI Global Services, Inc	Senior Vice President
	SEI Investments (Asia), Limited	Director
	SEI Investments (Europe) Ltd UK	Director
	SEI Global Nominee Ltd	Director
	SEI European Services Limited U.K.	Director
	SEI Investments Global, Limited	Director
	SEI Investments (South Africa) Limited	Director
	SEI Investments Canada Company	Director, President
Kevin Barr Director & President	SEI Investments Company	Executive Vice President
	SEI Investments Distribution Co.	President, Chief Executive Officer
	SEI Global Services Inc.	Vice President
Kathy Heilig Vice President & Treasurer	SEI Investments Company	Vice President, Controller & Chief Accounting Officer
	SEI Funds Inc	Director, Vice President, Treasurer

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Investments, Inc	Director, Vice President, Treasurer
	SEI Global Investments Corp	Director, Vice President & Treasurer
	SEI Insurance Group, Inc	Vice President, Treasurer
	SEI Advanced Capital Management, Inc	Director, Vice President, Treasurer
	SEI Primus Holding Corp	Director, Vice President, Treasurer
	SEI Global Services, Inc.	Treasurer
	SEI Global Capital Investments, Inc	Director, Vice President, Treasurer
	SEI Investments Global (Cayman) Limited	Vice President, Treasurer
	SEI Investments Global Holdings (Cayman) Inc	Vice President, Assistant Secretary & Treasurer
	SEI Ventures, Inc	Director, Vice President, Treasurer
	SEI Investments Management Corporation Delaware, LLC	Manager, Vice President, Treasurer
	SEI Investments Developments Inc	Director, Vice President, Treasurer
	SEI Investments Global Funds Services	Vice President, Treasurer
Timothy D. Barto General Counsel, Vice President & Secretary	SEI Investments Company	Vice President—Legal & Assistant Secretary
	SEI Funds Inc	Vice President
	SEI Global Services Inc	Vice President & Assistant Secretary
	SEI SIMC Holdings, LLC	Manager
	SEI Investments Global (Bermuda) Ltd	Vice President
	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SIMC Subsidiary, LLC	Manager

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	SEI Investments Global Funds Services	General Counsel, Vice President & Secretary
	SEI Institutional Transfer Agent, Inc.	General Counsel, Secretary
Aaron Buser Vice President & Assistant Secretary	SEI Structured Credit Fund, L.P.	Vice President, Assistant Secretary
	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
David McCann Vice President & Assistant Secretary	SEI Institutional Transfer Agent, Inc.	Vice President, Assistant Secretary
Kevin Crowe Vice President	SEI Global Services, Inc.	Vice President
John Fisher Vice President	SEI Global Services, Inc.	Vice President
Linda Kerr Vice President	SEI Global Services, Inc.	Vice President
	SEI Private Trust Company	Vice President
Paul Klauder Vice President	SEI Global Services, Inc	Vice President
	SEI Investments Canada Company	Vice President
Roger Messina Vice President	SEI Global Services Inc	Vice President
	SEI Investments Canada Company	Vice President
James Miceli Vice President	SEI Global Services, Inc.	Vice President
James V. Morris Vice President	SEI Global Services, Inc.	Vice President
Stephen Onofrio Vice President	SEI Global Services, Inc.	Vice President
Robert Wrzesniewski Vice President	SEI Global Services, Inc.	Vice President

Acadian Asset Management LLC

Acadian Asset Management LLC ("Acadian") is a Sub-Adviser for the Registrant's Global Managed Volatility Fund. The principal business address of Acadian is 260 Franklin Street, Boston, Massachusetts 02110. Acadian is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John Chisholm, Executive Vice President, CIO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
Churchill Franklin, CEO, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Ronald Frashure, Chairman of the Board of Managers	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
Mark Minichiello, Executive Vice President, COO, Treasurer, Secretary, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
	Acadian Asset Management (Japan) Marunouchi Trust Tower 20th Floor 1 Chome-8-3 Marunouchi, Chiyoda-ku, Tokyo-to 100-0005, Japan	Director, asset management

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Ross Dowd, Executive Vice President, Head of Client Service, Member of Board of Managers	Acadian Asset Management (UK) Ltd 36-38 Cornhill London EC3V 3NG United Kingdom	Director, asset management
	Acadian Cayman Limited G.P. PO Box 309 Ugland House, Grand Cayman, KY1-1104, Cayman Islands	Director, asset management
	Acadian Asset Management (Australia) Ltd Level 40 Australia Square 265-278 George Street Sydney NSW 2000 Australia	Director, asset management
	Acadian Asset Management (Singapore) Pte Ltd 8 Shenton Way #37-02 Singapore 068811	Director, asset management
	Acadian Asset Management (Japan) Marunouchi Trust Tower 20th Floor 1 Chome-8-3 Marunouchi, Chiyoda-ku, Tokyo-to 100-0005, Japan	Director, asset management
Linda Gibson, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Head of Global Distribution, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor) JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Echo Point Investment Management, LLC (an investment advisor) One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships
	Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms) 191 North Wacker Drive Suite 2500 Chicago, IL 60606	Affiliated Directorships
	Old Mutual Asset Management International, Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships
	Rogge Global Partners plc (an investment advisor) Sion Hall 56 Victoria Embankment London, EC4Y ODZ	Affiliated Directorships
Christopher Hadley, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Head of Human Resources, Affiliated Directorships
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
Aidan Riordan, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Executive Vice President, Head of Affiliate Management, Affiliated Directorships
	Acadian Asset Management LLC (investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor) JPMorgan Chase Tower 2200 Ross Avenue, 31st Floor Dallas, TX 75201	Affiliated Directorships
	The Campbell Group, Inc. (a holding company for The Campbell Group LLC) One South West Columbia, Suite 1700 Portland, OR 97258	Affiliated Directorships
	Copper Rock Capital Partners LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	Echo Point Investment Management, LLC (an investment advisor) One Tower Bridge 100 Front Street, Suite 1230 West Conshohocken, PA 19428	Affiliated Directorships
	Old Mutual (HFL) Inc. (a holding company for Heitman affiliated financial services firms) 191 North Wacker Drive Suite 2500 Chicago, IL 60606	Affiliated Directorships
	Investment Counselors of Maryland, LLC (an investment advisor) 803 Cathedral Street Baltimore, MD 21201	Affiliated Directorships
	Thompson, Siegel & Walmsley LLC (an investment advisor) 6806 Paragon Place, Suite 300 Richmond, VA 23230	Affiliated Directorships
Stephen Belgrad, Member of Board of Managers	Old Mutual (US) Holdings Inc. (a holding company) 200 Clarendon Street, 53rd Floor Boston, MA 02116	Director, Executive Vice President and Chief Financial Officer, Affiliated Directorships

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Acadian Asset Management LLC (an investment advisor) 260 Franklin Street Boston, MA 02110	Affiliated Directorships
	Copper Rock Capital Partners, LLC (an investment advisor) 200 Clarendon Street, 51st Floor Boston, MA 02116	Affiliated Directorships
	Old Mutual Asset Management International, Ltd. (an investment advisor) 2 Lambeth Hill London EC4P 4WR United Kingdom	Affiliated Directorships

AJO, LP

AJO, LP ("AJO"), is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Tax-Managed Large Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of AJO is 230 South Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102. AJO is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James S. Lobb Principal (Marketing)	Philadelphia Investment Advisors (1996-2012) 1650 Market Street Suite 1400 Philadelphia, PA 19103 Investment Advisor	Managing Director, Founding Partner
Arup Datta Principal, Portfolio Manager	Agriya Investors (3/2012-6/2012) 100 High Street 25th Floor Boston, MA 02110 Investment Advisor	Managing Director, Partner
	Numeric Investors (1/1993-3/2012) 470 Atlantic Avenue 6th Floor Boston, MA 02210 Investment Advisor	Director of Portfolio Management, Partner

AllianceBernstein L.P.

AllianceBernstein L.P. ("AllianceBernstein") is a Sub-Adviser for the Registrant's Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds. The principal business address of AllianceBernstein is 1345 Avenue of the Americas, New York, New York 10105. AllianceBernstein is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Peter S. Kraus Chairman of the Board and Chief Executive Officer	AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105	Chairman of the Board and Chief Executive Officer
Henri de Castries Director	AXA 25 Avenue Matignon Paris 75008 France	Chairman and Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Chairman
	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Denis Duverne Director	AXA 25 Avenue Matignon Paris 75008 France	Deputy Chief Executive Officer
	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Deborah S. Hechinger Director	Independent Consultant on Non-profit Governance	Director
Weston M. Hicks Director	Alleghany Corporation 7 Times Square New York, NY 10036	President, Chief Executive Officer
Mark Pearson Director	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Chairman, Chief Executive Officer
	AXA Financial 1290 Avenue of the Americas New York, NY 10104	Director, President, Chief Executive Officer
Scott A. Schoen Director	Baylon Capital Partners, L.P. 535 Boylston Street, 9th Fl. Boston, MA 02116	Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Lorie A. Slutsky Director	New York Community Trust 909 Third Avenue New York, NY 10022	President, Chief Executive Officer
	AXA Equitable 1290 Avenue of the Americas New York, NY 10104	Director
Christian Thimann Director	AXA 25 Avenue Matignon Paris 75008 France	Head of Strategy & Public Affairs

Analytic Investors, LLC

Analytic Investors, LLC ("Analytic") is a Sub-Adviser for the Registrant's U.S. Managed Volatility, Global Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of Analytic is 555 West Fifth Street, 50th Floor, Los Angeles, California 90013. Analytic is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Roger G. Clark Chairman	Ensign Peak Advisors 50 E N Temple Salt Lake City, UT 84150	President
Michael Brogan CFO & General Counsel	Analytic Investors Funds, plc Georges Court 54-62 Townsend Street Dublin 2, Ireland	Director

AQR Capital Management, LLC

AQR Capital Management, LLC ("AQR") is a Sub-Adviser for the Registrant's Large Cap, Tax-Managed Large Cap, Small Cap, Small Cap Growth and Multi-Asset Accumulation Funds. The principal business address of AQR is Two Greenwich Plaza, 4th Floor, Greenwich, Connecticut 06830. AQR is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Lasse Pedersen Principal	NYU Stern School of Business Henry Kaufman Management Center 44 West 4th Street New York, NY 10012	John A. Paulson Professor of Finance and Alternative Investments, 2009-present (on leave)
	Copenhagen Business School Howitzvej 60, 2000 Frederiksberg, Denmark 3815 3815	Professor (2011-present)

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Financial Times Stock Exchange (FTSE) 1270 Avenue of the Americas New York, NY 10020	Advisory Board Member (2009-present)
	American Finance Association Haas School of Business University of California Berkeley, CA 94729	Director (2011-present)
H. J. Willcox Managing Director, Chief Compliance Officer	KKR & Co., L.P. 9 West 57th Street New York, NY 10019	Global Head of Compliance and Counsel (June 2008-August 2013)
	AQR Funds 2 Greenwich Plaza Greenwich, CT 06830	Chief Compliance Officer (since 2013)
David Kabiller Founding Principal	AQR Funds 2 Greenwich Plaza Greenwich, CT 06830	Trustee (since 2010)
Bradley Asness Principal, Chief Legal Officer	AQR Funds 2 Greenwich Plaza Greenwich, CT 06830	Vice President (since 2009)
Marco Hanig Principal	AQR Funds 2 Greenwich Plaza Greenwich, CT 06830	Trustee (since 2014), Chief Executive Officer (since 2009), President (since 2008)
Brendan Kalb Managing Director, General Counsel	AQR Funds 2 Greenwich Plaza Greenwich, CT 06830	Executive Vice President (since 2009), Secretary (since 2008)

Ares Management LLC

Ares Management LLC ("Ares LLC") is a Sub-Adviser for the Registrant's Enhanced Income and High Yield Bond Funds. The principal business address of Ares LLC is 2000 Avenue of the Stars, 12th Floor, Los Angeles, California 90067. Ares LLC is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Ares LLC has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership ("Artisan") is a Sub-Adviser for the Registrant's Small Cap Value Fund. The principal business address of Artisan is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan is a registered investment adviser under the Advisers Act.

The principal business address of Artisan Partners Funds, Inc. and Artisan Partners Distributors LLC is 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Eric R. Colson President, Chief Executive Officer, Managing Director	Artisan Partners Funds, Inc.	President, Chief Executive Officer
	Artisan Partners Distributors LLC	Registered Representative
Charles J. Daley, Jr. Chief Financial Officer, Treasurer, Managing Director	Artisan Partners Distributors LLC	Financial Principal
Sarah A. Johnson Vice President, Secretary, Managing Director	Artisan Partners Funds, Inc.	General Counsel, Vice President, Secretary
	Artisan Partners Distributors LLC	Vice President, Secretary
Gregory K. Ramirez Vice President, Assistant Treasurer, Managing Director	Artisan Partners Funds, Inc.	Chief Financial Officer, Vice President, Treasurer
	Artisan Partners Distributors LLC	Chairman, President; until February 10, 2014, Vice President, Treasurer, Chief Financial Officer, Financial Principal

Benefit Street Partners L.L.C.

Benefit Street Partners L.L.C. ("Benefit Street") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Benefit Street is 9 West 57th Street, Suite 4700, New York, New York 10019. Benefit Street is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard J. Byrne President	Deutsche Bank Securities Inc. 60 Wall Street, Lobby 4 New York, NY 10005	Chief Executive Officer

Brandywine Global Investment Management, LLC

Brandywine Global Investment Management, LLC ("Brandywine Global") is a Sub-Adviser for the Registrant's Large Cap Value Fund. The principal business address of Brandywine Global is 2929 Arch Street, 8th Floor, Philadelphia, Pennsylvania 19104. Brandywine Global is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Brandywine Global has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brigade Capital Management, LP

Brigade Capital Management, LP ("Brigade") is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of Brigade is 399 Park Avenue, 16th Floor, New York, New York 10022. Brigade is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Brigade has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Brown Advisory LLC

Brown Advisory LLC ("Brown Advisory") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of Brown Advisory is 901 South Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Michael D Hankin President,	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Executive Officer, Partner
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	Trustee
	Brown Advisory Funds PLC 901 South Bond Street, Suite 400 Baltimore, MD 21231	Director
	Baltimore Community Foundation 2 E. Read Street Baltimore, MD 21202	Trustee
	Baltimore Waterfront Mgmt Authority 1000 Lancaster Street Baltimore, MD 21231	Chairman

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Center For Large Landscape Conservation 303 W. Mendenhall, Ste. #4 Bozeman, MT 59715	Director
	Greenspring Valley Hounds 13920 Mantua Mill Road Reisterstown, MD 21136	President
	Johns Hopkins Medicine 600 N. Wolfe Street Baltimore, MD 21287	Trustee and Vice Chairman
	Johns Hopkins University 3400 N. Charles Street Baltimore, MD 21218	Trustee
	Johns Hopkins University Carey School of Business 100 International Drive Baltimore, MD 21202	Chairman, Corporate Advisory
	Land Preservation Trust PO Box 433 Lutherville-Timonium, MD 21094-0433	President
	Mountain Gorilla Veterinary Project Wildlife Health Center UC Davis One Shields Avenue Davis, CA 95616	Trustee and Vice Chairman
	Tate Engineering Systems, Inc 1560 Caton Center Drive Halethorpe, MD 21227	Director
	The Wills Group 6355 Crain Highway La Plata, MD 20646	Director
	Greater Baltimore Committee 111 South Calvert Street Suite 1700 Baltimore, MD 21202	Director
David M. Churchill Treasurer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Operating Officer, Chief Financial Officer, Partner

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	President/Principal Executive Officer
	Brown Advisory Funds PLC 901 South Bond Street, Suite 400 Baltimore, MD 21231	Director
	First Fruits Farm 2025 Freeland Road Freeland, MD 21053	Director
	Mount Vernon Place Conservancy 1221 N. Calvert Street Baltimore, MD 21202	Director
Brett D. Rogers Chief Compliance Officer	Brown Advisory Incorporated and affiliates 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer, Partner
	Brown Advisory Funds 901 South Bond Street, Suite 400 Baltimore, MD 21231	Chief Compliance Officer Anti-Money Laundering Officer
	Kasina Youth Foundation 581 Avenue of the Americas New York, NY 10011	Director
	Outward Bound Baltimore Chesapeake Bay 1900 Eagle Drive Baltimore, MD 21207	Director
	Boy Scouts of America—Baltimore Area Council 701 Wyman Park Drive Baltimore, MD 21211	Director

CenterSquare Investment Management, Inc.

CenterSquare Investment Management, Inc., ("CenterSquare"), formerly known as Urdang Securities Management Inc, is a Sub-Adviser for the Real Estate Fund. The principal business address of CenterSquare is 630 W. Germantown Pike, Suite 300, Plymouth Meeting, Pennsylvania 19462. CenterSquare is a registered investment adviser under the Advisers Act. CenterSquare is a wholly owned subsidiary of CenterSquare Investment Management.

During the last two fiscal years, no director, officer or partner of CenterSquare has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Delaware Investments Fund Advisers, a series of Delaware Management Business Trust

Delaware Investments Fund Advisers ("DIFA"), a series of Delaware Management Business Trust, is a Sub-Adviser for the Registrant's High Yield Bond Fund. The principal business address of DIFA is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries. DIFA is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the following persons serving as directors or officers of DIFA have held the following positions during the past two fiscal years. Additionally, unless otherwise noted, the principal business address of each of the other companies is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Patrick P. Coyne President	Delaware Investments® Family of Funds	Chairman/President/Chief Executive Officer
	Delaware Investments	Various executive capacities
J. Scott Coleman Executive Vice President/Head of Distribution and Marketing	Delaware Investments	Various executive capacities
	Optimum Fund Trust	President/Chief Executive Officer
Michael J. Hogan Executive Vice President, Head of Equity Investments	Delaware Investments® Family of Funds	Executive Vice President/Head of Equity Investments
	Delaware Investments	Various executive capacities
David P. O'Connor Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel	Delaware Investments® Family of Funds	Executive Vice President/Strategic Investment Relationships and Initiatives/General Counsel
	Delaware Investments	Various executive capacities
	Optimum Fund Trust	Executive Vice President/General Counsel

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
See Yeng Quek Executive Vice President/Managing Director/Head of Fixed Income Investments	Delaware Investments® Family of Funds	Executive Vice President/Managing Director/Head of Fixed Income Investments
	Delaware Investments	Various executive capacities
Philip N. Russo Executive Vice President/Chief Administrative Officer	Delaware Investments	Various executive capacities
Joseph R. Baxter Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager
	Delaware Investments	Various capacities
Christopher S. Beck Senior Vice President/Chief Investment Officer—Small-Cap Value/Mid-Cap Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer, Small-Cap Value/Mid-Cap Value Equity
	Delaware Investments	Various capacities
Michael P. Buckley Senior Vice President/Director of Municipal Research	Delaware Investments® Family of Funds	Senior Vice President/ Director of Municipal Research
	Delaware Investments	Various capacities
Stephen J. Busch Senior Vice President/Investment Accounting	Delaware Investments® Family of Funds	Senior Vice President/ Investment Accounting
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/ Investment Accounting
Michael F. Capuzzi Senior Vice President/Investment Systems	Delaware Investments® Family of Funds	Senior Vice President/ Investment Systems
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Liu-Er Chen Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Delaware Investments® Family of Funds	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare
	Delaware Investments	Various capacities
Thomas H. Chow Senior Vice President/ Chief Investment Officer—Corporate Credit	Delaware Investments® Family of Funds	Senior Vice President/ Senior Portfolio Manager
	Delaware Investments	Various capacities
David F. Connor Senior Vice President/ Deputy General Counsel/Secretary	Delaware Investments® Family of Funds	Senior Vice President/Deputy General Counsel/Secretary
	Delaware Investments	Various capacities
Stephen J. Czepiel Senior Vice President/ Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/ Co-Head of Credit Research/Senior Portfolio Manager
	Delaware Investments	Various capacities
Craig C. Dembek Senior Vice President/ Co-Head of Credit Research/Senior Research Analyst	Delaware Investments® Family of Funds	Senior Vice President/ Co-Head of Credit Research/Senior Research Analyst
	Delaware Investments	Various capacities
Roger A. Early Senior Vice President/ Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/ Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Stuart M. George Senior Vice President/Head of Equity Trading	Delaware Investments® Family of Funds	Senior Vice President/Head of Equity Trading
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Gregory A. Gizzi Senior Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Edward A. Gray Senior Vice President/ Chief Investment Officer—Global and International Value Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Global and International Value Equity
	Delaware Investments	Various capacities
Paul Grillo Senior Vice President/ Co-Chief Investment Officer—Total Return Fixed Income Strategy	Delaware Investments® Family of Funds	Senior Vice President/ Co-Chief Investment Officer—Total Return Fixed Income Strategy
	Delaware Investments	Various capacities
Sharon Hill Senior Vice President/Head of Equity Quantitative Research and Analytics	Delaware Investments® Family of Funds	Senior Vice President/Head of Quantitative Research and Analytics
	Delaware Investments	Various capacities
James L. Hinkley Senior Vice President/Head of Product Management	Delaware Investments® Family of Funds	Senior Vice President/Head of Product Management
	Delaware Investments	Various capacities
Kashif Ishaq Senior Vice President/Head of Investment Grade Corporate Bond Trading	Delaware Investments® Family of Funds	Senior Vice President/Head of Investment Grade Corporate Bond Trading
	Delaware Investments	Various capacities
Paul Matlack Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brian McDonnell Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/Structured Products Analyst/Trader
John P. McCarthy Senior Vice President/ Co-Head of Credit Research/Senior Research Analyst	Delaware Investments® Family of Funds	Senior Vice President/ Co-Head of Credit Research/Senior Research Analyst
	Delaware Investments	Various capacities
Timothy D. McGarrity Senior Vice President/Financial Services Officer	Delaware Investments® Family of Funds	Senior Vice President/Financial Services Officer
	Delaware Investments	Various capacities
Francis X. Morris Senior Vice President/Chief Investment Officer—Core Equity	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Core Equity
	Delaware Investments	Various capacities
Brian L. Murray, Jr. Senior Vice President/Chief Compliance Officer	Delaware Investments® Family of Funds	Senior Vice President/Chief Compliance Officer
	Delaware Investments	Various capacities
Susan L. Natalini Senior Vice President/Head of Equity and Fixed Income Business Operations	Delaware Investments® Family of Funds	Senior Vice President/Head of Equity and Fixed Income Business Operations
	Delaware Investments	Various capacities
D. Tysen Nutt Senior Vice President/Senior Portfolio Manager/Team Leader	Delaware Investments® Family of Funds	Senior Vice President/Senior Portfolio Manager/Team Leader
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Philip O. Obazee Senior Vice President/Structured Products and Derivatives	Delaware Investments® Family of Funds	Senior Vice President/Structured Products and Derivatives
	Delaware Investments	Various capacities
Terrance M. O'Brien Senior Vice President/ Head of Fixed Income Quantitative Analysis Department	Delaware Investments® Family of Funds	Vice President/Head of Fixed Income Quantitative Analysis Department
	Delaware Investments	Various capacities
Richard Salus Senior Vice President/Controller/Treasurer	Delaware Investments® Family of Funds	Senior Vice President/Controller/Treasurer
	Delaware Investments	Various capacities
	Optimum Fund Trust	Senior Vice President/ Chief Financial Officer
Christopher M. Testa Senior Vice President/ Senior Portfolio Manager	Delaware Investments® Family of Funds	Senior Vice President/ Senior Portfolio Manager
	Delaware Investments	Various capacities
Babak Zenouzi Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions	Delaware Investments® Family of Funds	Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions
	Delaware Investments	Various capacities
Gary T. Abrams Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Christopher S. Adams Vice President/Portfolio Manager/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Damon J. Andres Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Wayne A. Anglace Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager/Research Analyst
	Delaware Investments	Various capacities
Margaret MacCarthy Bacon Vice President/Investment Specialist	Delaware Investments® Family of Funds	Vice President/Investment Specialist
	Delaware Investments	Various capacities
Patricia L. Bakely Vice President/Assistant Controller	Delaware Investments® Family of Funds	Vice President/Assistant Controller
	Delaware Investments	Various capacities
Kristen E. Bartholdson Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Todd Bassion Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Jo Anne Bennick Vice President/15(c) Reporting	Delaware Investments® Family of Funds	Vice President/15(c) Reporting
	Delaware Investments	Various capacities
Richard E. Biester Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Sylvie S. Blender Vice President/Financial Institutions Client Services	Delaware Investments® Family of Funds	Vice President/Financial Institutions Client Services
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kevin Bock Vice President/Municipal Credit Analyst	Delaware Investments® Family of Funds	Vice President/Municipal Credit Analyst
	Delaware Investments	Various capacities
Zoe Bradley Vice President/Fixed Income Portfolio Analyst/ Municipal Bond and Corporate Credit	Delaware Investments® Family of Funds	Vice President/Fixed Income Portfolio Analyst/Municipal Bond and Corporate Credit
	Delaware Investments	Various capacities
Vincent A. Brancaccio Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Adam H. Brown Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Carolyn Brown-Jordan Vice President/Investment Accounting	Delaware Investments® Family of Funds	Vice President/Investment Accounting
	Delaware Investments	Various capacities
McAfee S. Burke Vice President/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Equity Analyst
	Delaware Investments	Various capacities
Mathew J. Calabro Vice President/Deputy Chief Compliance Officer	Delaware Investments® Family of Funds	Vice President/Deputy Chief Compliance Officer
	Delaware Investments	Various capacities
Mary Ellen M. Carrozza Vice President/Client Services	Delaware Investments® Family of Funds	Vice President/Client Services
	Delaware Investments	Various capacities
Steven G. Catricks Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Wen-Dar Chen Vice President/Portfolio Manager—International Debt	Delaware Investments® Family of Funds	Vice President/Portfolio Manager—International Debt
	Delaware Investments	Various capacities
Anthony G. Ciavarelli Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Sean Connor Vice President/Director of Fixed Income Product Management	Delaware Investments® Family of Funds	Vice President/Director of Fixed Income Product Management
	Delaware Investments	Various capacities
Michael Costanzo Vice President/Performance Analyst Manager	Delaware Investments® Family of Funds	Vice President/Performance Analyst Manager
	Delaware Investments	Various capacities
Kishor K. Daga Vice President/Institutional Account Services	Delaware Investments® Family of Funds	Vice President/Institutional Account Services
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Institutional Account Services
Cori E. Daggett Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
Ion Dan Vice President/Senior Structured Products Analyst/Trade	Delaware Investments® Family of Funds	Vice President/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Guido DeAscanis III Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Credit Research Analyst
	Delaware Investments	Various capacities
Kevin C. Donegan Vice President/Head of Business Management	Delaware Investments® Family of Funds	Vice President/Head of Business Management
	Delaware Investments	Various capacities
Camillo D'Orazio Vice President/Ex-US Client Service Officer	Delaware Investments® Family of Funds	Vice President/Ex-US Client Service Officer
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Ex-US Client Service Officer
Michael E. Dresnin Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Deputy General Counsel/Assistant Secretary
Joel A. Ettinger Vice President/Taxation	Delaware Investments® Family of Funds	Vice President/Taxation
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President of Taxation
Richard J. Filip Vice President/Portfolio Analyst/Trader—Convertible and Municipal Strategies	Delaware Investments® Family of Funds	Vice President/Portfolio Analyst/Trader—Convertible and Municipal Strategies
	Delaware Investments	Various capacities
Michele Finder Vice President/Senior Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Senior Credit Research Analyst
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Joseph Fiorilla Vice President/Trading Operations	Delaware Investments® Family of Funds	Vice President/Trading Operations
	Delaware Investments	Various capacities
Charles E. Fish Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Clifford M. Fisher Vice President/Municipal Credit Analyst	Delaware Investments® Family of Funds	Vice President/Credit Analyst
	Delaware Investments	Various capacities
Patrick Foley Vice President/Director of Equity Product Management	Delaware Investments® Family of Funds	Vice President/Director of Equity Product Management
	Delaware Investments	Various capacities
Jamie Fox Vice President/Strategic Relationship Manager, Investment-Only & DCIO Platforms	Delaware Investments® Family of Funds	Vice President/Strategic Relationship Manager, Investment-Only & DCIO Platforms
	Delaware Investments	Various capacities
Denise A. Franchetti Vice President/Portfolio Manager/Senior Research Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Research Analyst
	Delaware Investments	Various capacities
Lawrence G. Franko Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Eric Frei Vice President/Government Agency Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Government Agency Analyst/Trader
	Delaware Investments	Various capacities
Michael Friedman Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Delaware Investments	Various capacities
Daniel V. Geatens Vice President/Director of Financial Administration	Delaware Investments® Family of Funds	Vice President/Director of Financial Administration
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Treasurer
Christopher Gowlland Vice President/Senior Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Senior Quantitative Analyst
	Delaware Investments	Various capacities
David J. Hamilton Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Research Analyst
	Delaware Investments	Various capacities
Brian J. Hannon Vice President/High Yield Trader	Delaware Investments® Family of Funds	Vice President/High Yield Trader
	Delaware Investments	Various Capacities
Scott Hastings Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Equity Analyst
	Delaware Investments	Various capacities
Duane Hewlett Vice President/Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Structured Products Analyst/Trader
	Delaware Investments	Various capacities
J. David Hillmeyer Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Jerel A. Hopkins Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Chungwei Hsia Vice President/Emerging and Developed Markets Analyst	Delaware Investments® Family of Funds	Vice President/Emerging and Developed Markets Analyst
	Delaware Investments	Various capacities
Cynthia Isom Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Stephen M. Juszczyszyn Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader
	Delaware Investments	Various capacities
William F. Keelan Vice President/Senior Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Senior Quantitative Analyst
	Delaware Investments	Various capacities
Nancy Keenan Vice President/Senior Product Manager/Domestic Equity	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Domestic Equity
	Delaware Investments	Various capacities
Daniel Ko Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Anu B. Kothari Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Colleen Kneib Vice President/Municipal Credit Analyst	Delaware Investments® Family of Funds	Vice President/Municipal Credit Analyst
	Delaware Investments	Various capacities
Nikhil G. Lalvani Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Delaware Investments	Various capacities
Kevin Lam Vice President/Portfolio Manager—Fixed Income Separately Managed Accounts	Delaware Investments® Family of Funds	Vice President/Portfolio Manager—Fixed Income Separately Managed Accounts
	Delaware Investments	Various capacities
Steven A. Landis Vice President/Senior Portfolio Manager—Emerging Markets Debt	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager—Emerging Markets Debt
	Delaware Investments	Various capacities
Jamie LaScala Vice President/Senior Product Manager—Global Equities	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Global Equities
	Delaware Investments	Various capacities
Frank G. LaTorraca Vice President/Senior Private Placements Analyst	Delaware Investments® Family of Funds	Vice President/Senior Private Placements Analyst
	Delaware Investments	Various capacities
Philip Lee Vice President/Private Placements Analyst	Delaware Investments® Family of Funds	Vice President/Private Placements Analyst
	Delaware Investments	Various capacities
Anthony A. Lombardi Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Kent Madden Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Senior Equity Analyst
	Delaware Investments	Various capacities
Andrew McEvoy Vice President/Trade Settlements	Delaware Investments® Family of Funds	Vice President/Trade Settlements
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Saj Moradi Vice President/Credit Research Analyst	Delaware Investments® Family of Funds	Vice President/Credit Research Analyst
	Delaware Investments	Various capacities
Kelley McKee Vice President/Portfolio Manager/Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager/Equity Analyst
	Delaware Investments	Various capacities
Carleen Michalski Vice President/Product Manager	Delaware Investments® Family of Funds	Vice President/Product Manager
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Product Manager
Michael S. Morris Vice President/Portfolio Manager/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities
Constantine ("Charlie") Mylonas Vice President/DCIO Sales	Delaware Investments® Family of Funds	Vice President/DCIO Sales
	Delaware Investments	Various capacities
Donald G. Padilla Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Marlene Petter Vice President/Marketing/Communications	Delaware Investments	Various capacities
Will Rainbow Vice President/Web Services	Delaware Investments® Family of Funds	Vice President/Web Services
	Delaware Investments	Various capacities
Mansur Z. Rasul Vice President/Head of Emerging Markets Credit Trading	Delaware Investments® Family of Funds	Vice President/Head of Emerging Markets Credit Trading

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Delaware Investments	Various capacities
Carl Rice Vice President/Senior Investment Specialist	Delaware Investments® Family of Funds	Vice President/Senior Investment Specialist
	Delaware Investments	Various capacities
Joseph T. Rogina Vice President/Senior Equity Trader	Delaware Investments® Family of Funds	Vice President/Senior Equity Trader
	Delaware Investments	Various capacities
Kevin C. Schildt Vice President/Senior Research Analyst	Delaware Investments® Family of Funds	Vice President/Senior Research Analyst
	Delaware Investments	Various capacities
Matthew E. Schmelzer Vice President/Institutional Consultant Relations & Sales	Delaware Investments	Various capacities
Scott B. Schroeder Vice President/Investment Grade Corporate Bond Trader	Delaware Investments® Family of Funds	Vice President/Investment Grade Corporate Bond Trader
	Delaware Investments	Various capacities
Brian Scotto Vice President/Government and Agency Trader	Delaware Investments® Family of Funds	Vice President/Government and Agency Trader
	Delaware Investments	Various capacities
Richard D. Seidel Vice President/Assistant Controller/Assistant Treasurer	Delaware Investments® Family of Funds	Vice President/Assistant Controller/Assistant Treasurer
	Delaware Investments	Various capacities
Catherine A. Seklecki Vice President/Client Services	Delaware Investments® Family of Funds	Vice President/Client Services
	Delaware Investments	Various capacities
Barry Slawter Vice President/Content Strategy and Account Management	Delaware Investments® Family of Funds	Vice President/Content Strategy and Account Management

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Delaware Investments	Various capacities
Sean M. Simmons Vice President/International Bond Trader	Delaware Investments® Family of Funds	Vice President/International Bond Trader
	Delaware Investments	Various capacities
Frank J. Strenger Vice President/High Yield Trader	Delaware Investments® Family of Funds	Vice President/High Yield Trader
	Delaware Investments	Various capacities
Molly Thompson Vice President/Senior Product Manager/Specialty Products and Solutions	Delaware Investments® Family of Funds	Vice President/Senior Product Manager/Specialty Products and Solutions
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Product Manager
John C. Van Roden III Vice President/Municipal Bond Trader/Head of Municipal Bond Trading	Delaware Investments® Family of Funds	Vice President/Municipal Bond Trader
	Delaware Investments	Various capacities
Robert A. Vogel, Jr. Vice President/Senior Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Senior Portfolio Manager
	Delaware Investments	Various capacities
Nael H. Wahaidi Vice President/Quantitative Analyst	Delaware Investments® Family of Funds	Vice President/Quantitative Analyst
	Delaware Investments	Various capacities
Jeffrey S. Wang Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities
Michael G. Wildstein Vice President/Portfolio Manager	Delaware Investments® Family of Funds	Vice President/Portfolio Manager
	Delaware Investments	Various capacities

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Kathryn R. Williams Vice President/Associate General Counsel/Assistant Secretary	Delaware Investments® Family of Funds	Vice President/Associate General Counsel/Assistant Secretary
	Delaware Investments	Various capacities
	Optimum Fund Trust	Vice President/Associate General Counsel/Assistant Secretary
Wei Xiao Vice President/Senior Equity Analyst	Delaware Investments® Family of Funds	Vice President/Senior Equity Analyst
	Delaware Investments	Various capacities

Fiduciary Management Associates, LLC

Fiduciary Management Associates, LLC ("FMA") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Value Funds. The principal business address of FMA is 55 West Monroe Street, Suite 2550, Chicago, Illinois 60603. FMA is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of FMA has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Guggenheim Partners Investment Management, LLC

Guggenheim Partners Investment Management, LLC ("GPIM") is a Sub-Adviser for the Multi-Asset Income Fund. The principal business address of GPIM is at 100 Wilshire Boulevard, Suite 500, Santa Monica, California 90401. GPIM is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
William Hagner, Chief Legal Officer	e5 Global Media (UK) 770 Broadway New York, NY 10003	Manager
	Prometheus Global Media, LLC 770 Broadway New York, NY 10003	Manager
	Guggenheim Investment Advisors (Europe) Limited 7th Floor 1 Knighstbridge Green London SW1X 7NE	Director
	Prometheus Global Media, Holdings, LLC 770 Broadway New York, NY 10003	Manager

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Lionel Holdings, LLC 171 Madison Avenue, Suite 1100 New York, NY 10016	Director
B. Scott Minerd, Global Chief Investment Officer Guggenheim Beta Plus Solution Fund SPC	Guggenheim Beta Plus Solution 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401	Director
	Guggenheim Partners Opportunistic Investment Grade Securities Fund, LLC 100 Wilshire Boulevard, Suite 500 Santa Monica, CA 90401	Executive Director
	Diamond Resorts Parent, LLC 10600 West Charleston Boulevard Las Vegas, NV 89135	Board Member
	Guggenheim Transparent Value, LLC 330 Madison Avenue New York, NY 10017	Board Member
	Strategic Business Partners Among Nations 2839 Coleman Glen Lane Santa Rosa, CA 95407	Board Member
	Adventure Partners Fund, LLC 128 Reef Mall Marina del Rey, CA 90292	Owner
	Imperial Holdings 128 Reef Mall Marina del Rey, CA 90292	Owner
	Security Insurance Holdings 128 Reef Mall Marina del Rey, CA 90292	Owner
	Security Benefit Corporation 1 SW Security Benefit Pl Topeka, KS 66636	Director
	Pillar Financial, LLC 330 Madison Avenue New York, NY 10017	Board Member

INTECH Investment Management LLC

INTECH Investment Management LLC ("INTECH") is a Sub-Adviser for the Registrant's Large Cap Growth Fund. The principal business address of INTECH is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. INTECH is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of INTECH has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Integrity Asset Management, LLC

Integrity Asset Management, LLC ("Integrity") is a Sub-Adviser for the Registrant's Small Cap Fund. The principal business address of Integrity is 18500 Lake Road, Suite 300, Rocky River, Ohio 44116. Integrity is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Daniel G. Bandi, CFA Managing Director and Chief Investment Officer	Sierra Vista Bank 1710 Prairie City Road Folsom, CA 95630	Director
William H. McNett, CFA Principal Munder Capital Management	480 Pierce Street Birmingham, MI 48009	Managing Director, Institutional Sales and Client Service
James V. Fitzgerald President and Chief Operating Officer	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	President and Chief Operating Officer
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	President and Principal Executive Officer
Peter K. Hoglund Managing Director and Chief Financial Officer	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	Managing Director, Chief Financial Officer and Treasurer
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	Vice President and Principal Financial Officer
Stephen J. Shenkenberg Managing Director, General Counsel, Chief Compliance Officer and Secretary	Munder Capital Management 480 Pierce Street Birmingham, MI 48009	Managing Director, General Counsel, Chief Compliance Officer and Secretary
	The Munder Funds 480 Pierce Street Birmingham, MI 48009	Vice President, Secretary, Chief Legal Officer and Chief Compliance Officer

Jackson Square Partners, LLC

Jackson Square Partners, LLC ("JSP") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Growth and Tax-Managed Large Cap Funds. The principal business address of JSP is 101 California Street, Suite 3750, San Francisco, California 94111. JSP is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JSP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Janus Capital Management LLC

Janus Capital Management LLC ("Janus") is a Sub-Adviser for the Registrant's Small Cap Growth Fund. The principal business address of Janus is 151 Detroit Street, Denver, Colorado 80206. Janus is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard M. Weil Chief Executive Officer	INTECH Investment Management LLC 525 Okeechobee Boulevard, Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, CO 80206	Chief Executive Officer, Director
	Janus Distributors LLC 151 Detroit Street Denver, CO 80206	Executive Vice President
	Janus Services LLC 151 Detroit Street Denver, CO 80206	Executive Vice President
	Janus Management Holdings Corporation 151 Detroit Street Denver, CO 80206	President, Director
	Janus Services LLC 151 Detroit Street Denver, CO 80206	Executive Vice President
	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
George Batejan Executive Vice President and Global Head of Technology & Operations	INTECH Investment Management LLC 525 Okeechobee Boulevard, Suite 1800 West Palm Beach, FL 33401	Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, CO 80206	Executive Vice President and Global Head of Technology and Operations
	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, CO 80206	Vice President
	Janus Services LLC 151 Detroit Street Denver, CO 80206	Executive Vice President, Global Head of Technology and Operations
Enrique Chang[1] Chief Investment Officer of Equities and Asset Allocation	—	—
Augustus Cheh Executive Vice President	Janus Capital Asia Limited 151 Detroit Street Denver, CO 80206	Director
	Janus Capital Funds 151 Detroit Street Denver, CO 80206	President of Janus International Director
Heidi W. Hardin Senior Vice President General Counsel Secretary	Janus Capital Institutional Advisers LLC 151 Detroit Street Denver, CO 80206	Vice President and Secretary
	Janus Distributors LLC 151 Detroit Street Denver, CO 80206	Senior Vice President General Counsel Secretary
	Janus Services LLC 151 Detroit Street Denver, CO 80206	Senior Vice President General Counsel Secretary

1  Position effective September 9, 2013. Prior to joining Janus, Mr. Chang spent six years with American Century Investments where he most recently served as their Chief Investment Officer and Executive Vice President and as a member of the American Century Companies, Inc. Board of Directors. The principal business address for American Century Investments is 430 West 7th Street, Kansas City, MO 64105.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606	Vice President Secretary
Bruce L. Koepfgen[2] President	INTECH Investment Management LLC 525 Okeechobee Boulevard, Suite 1800 West Palm Beach, FL 33401	Vice President Working Director
	Janus Capital Group Inc. 151 Detroit Street Denver, CO 80206	President
	Janus International Holdings LLC 151 Detroit Street Denver, CO 80206	Executive Vice President Director
	Janus Management Holdings Corporation 151 Detroit Street Denver, CO 80206	President Director
	Perkins Investment Management LLC 311 S. Wacker Drive Suite 6000 Chicago, IL 60606	Executive Vice President Director
David R. Kowalski Senior Vice President of Compliance, Chief Compliance Officer	INTECH Investment Management LLC 525 Okeechobee Boulevard, Suite 1800 West Palm Beach, FL 33401	Vice President
	Janus Distributors LLC 151 Detroit Street Denver, CO 80206	Senior Vice President, Chief Compliance Officer
	Janus Services LLC 151 Detroit Street Denver, CO 80206	Senior Vice President, Chief Compliance Officer

2  Position effective August 1, 2013. Prior to his current role, Mr. Koepfgen was Executive Vice President and Chief Financial Officer of Janus Capital Management LLC.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606	Vice President
	The Janus Foundation 151 Detroit Street Denver, CO 80206	Director
Jennifer J. McPeek[3] Senior Vice President Chief Financial Officer	Janus Capital Group Inc. 151 Detroit Street Denver, CO 80206	Senior Vice President Chief Financial Officer
	The Janus Foundation 151 Detroit Street Denver, CO 80206	Director
	Janus Management Holdings Corporation 151 Detroit Street Denver, CO 80206	Senior Vice President Chief Financial Officer
	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606	Vice President Assistant Treasurer
R. Gibson Smith Executive Vice President, Co-Chief Investment Officer	Perkins Investment Management LLC 311 S. Wacker Drive, Suite 6000 Chicago, IL 60606	Director

Jennison Associates LLC

Jennison Associates LLC ("Jennison") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017. Jennison is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is 751 Broad Street, Newark, New Jersey 07102.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mary-Lynne Driscoll Director	Prudential Investment Management, Inc.	Vice President

3  Position effective August 1, 2013. Prior to her current role, Ms. McPeek was Senior Vice President, Corporate Finance and Treasurer of Janus Capital Management LLC.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David Hunt Director	Prudential Investment Management, Inc.	Director, Chairman, Chief Executive Officer, President
Taimur Hyat Director	Prudential Investment Management, Inc.	Vice President
Jurgen Muhlhauser Director	Prudential Investment Management, Inc.	Director, Vice President, Controller

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. ("JPMIM") is a Sub-Adviser for the Registrant's Small Cap, Small Cap Growth, Mid-Cap, U.S. Fixed Income, Tax-Managed Small/Mid Cap and High Yield Bond Funds. The principal business address of JPMIM is 270 Park Avenue, New York, New York 10017. JPMIM is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of JPMIM has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Lazard Asset Management LLC

Lazard Asset Management LLC ("Lazard") is a Sub-Adviser for the Registrant's Large Cap Value Fund. The principal business address of Lazard is 30 Rockefeller Plaza, New York, New York 10112. Lazard is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
James Donald Managing Director, Portfolio Manager/Analyst	Empower 111 John St, Suite 1005 New York, NY 10038	Board of Directors
Andrew Lacey Deputy Chairman, Portfolio Manager/Analyst	The Link Community School 120 Livingston St Newark, NJ 07103	Board of Directors
	Wesleyan Wesleyan Station Middeltown, CT 06459	Committee Member for Athletics Council
	Montclair Art Museum 3 South Mountain Ave Montclair, NJ 07042	Board of Directors
John Reinsberg Deputy Chairman, Portfolio Manager/Analyst	University Of Pennsylvania School of Arts and Sciences 120 Claudia Cohen Hall 249 South 36th Street Philadelphia, PA 19104	Member of Board of Overseers

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	University of Pennsylvania Hunstman Program 3732 Locust Walk Philadelphia, PA 19104	Member of Advisory Board
	Alliance for Cancer Gene Therapy Ninety Six Cummings Point Road Stamford, CT 06902	Member of Advisory Board
	U.S. Institute (Institutional Investor) 225 Park Avenue South New York, NY 10003	Board of Directors member
Ronald Temple Managing Director, Portfolio Manager/Analyst	The Link Community School 120 Livingston St Newark, NJ 07103	Board of Directors
Richard Tutino Managing Director, Portfolio Manager/Analyst	The Union Club of New York City 101 East 69th St New York, NY 10021	Board of Directors
	US Ski and Snowboard Association 1 Victory Lane Park City, UT 84060	Board of Trustees

Lee Munder Capital Group, LLC

Lee Munder Capital Group, LLC ("LMCG") is a Sub-Adviser for the Registrant's Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds. The principal business address of LMCG is 200 Clarendon Street, 28th Floor, Boston, Massachusetts 02116. LMCG is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Lee Munder Board Member	Rednum Family Investments, LP 422 Sunset Road West Palm Beach, FL 33401	Managing Partner
Jeffrey Davis Chief Investment Officer	Berklee School of Music 140 Boylson Street Boston, MA 02215	Member of the Presidential Advisory Council, Non-Trustee Member of the Investment Committee for the Endowment and Pension Fund
Richard H. Adler Board Member	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Clifford Swan Investment Counsel 200 South Los Robles Avenue Suite 320 Pasadena, CA 91101	Board Member
	SKBA Capital Management 44 Montgomery Street Suite 3500 San Francisco, CA 94104	Board Member
	Investment Adviser Association 1050 17th Street, NW Washington, DC 20036	Governor
Richard S. Gershen Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Executive Vice President, Wealth Management
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Chief Executive Officer & Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member
	City National Rochdale, LLC 570 Lexington Avenue New York, NY 10022	Board Member
William J. Freeman Board Member	City National Bank City National Center 400 North Roxbury Drive Beverly Hills, CA 90210	Senior Vice President, Wealth Management
	Convergent Capital Management LLC (CCM) 500 West Madison Street Suite 2620 Chicago, IL 60661	Chief Operating Officer & Board Member
	Convergent Wealth Advisors 12505 Park Potomac Avenue Suite 400 Potomac, MD 20854	Board Member

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Clifford Swan Investment Counsel 200 South Los Robles Avenue, Suite 320 Pasadena, CA 91101	Board Member
	City National Securities, Inc. 400 North Roxbury Drive Beverly Hills, CA 90210	Board Member
	AMBS Investment Counsel, LLC 625 Kenmoor SE, Suite 307 Grand Rapids, MI 49546	Board Member
	Mid-Continent Capital 150 South Wacker Drive Suite 400 Chicago, IL 60606-4101	Board Member
	City National Rochdale, LLC 570 Lexington Avenue New York, NY 10022	Board Member

LSV Asset Management

LSV Asset Management ("LSV") is a Sub-Adviser for the Registrant's Large Cap, Large Cap Value, Tax-Managed Large Cap, Small Cap Value, Tax-Managed Small/Mid Cap, U.S. Managed Volatility and Tax-Managed Managed Volatility Funds. The principal business address of LSV is 155 N. Wacker Drive, Chicago, Illinois 60606. LSV is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Josh O'Donnell, Chief Compliance Officer, Chief Legal Officer	Kirkland & Ellis LLP 300 North LaSalle Street Chicago, IL 60654	Partner, October 2010 to November 2013

Martingale Asset Management LP

Martingale Asset Management LP ("Martingale") is a Sub-Adviser for the Registrant's Small Cap Value Fund. The principal address of Martingale is 222 Berkeley Street, Boston, Massachusetts 02116. Martingale is an investment adviser registered under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Patricia J. O'Connor Executive Vice President, Chief Administrative Officer, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts	Treasurer, Secretary, Director

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
William E. Jacques, CFA Executive Vice President, Chief Investment Officer, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts	Director, Shareholder
	Jacques Family Partnership c/o William Jacques 222 Berkeley Street Boston, Massachusetts	Managing Partner
	Russell Index Client Advisory Board 1301 Second Avenue 18th floor Seattle, Washington	Member
Alan J. Strassman Chairman, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts	Director, Shareholder, Chairman
	Museum of Fine Arts, Boston Avenue of the Arts 465 Huntington Avenue Boston, Massachusetts	Honorary Life Trustee (no vote)
	WGBH Foundation One Guest Street Boston, Massachusetts	Trustee Emeritus (no vote)
	School of the Museum of Fine Arts, Boston 230 The Fenway Boston, Massachusetts	Honorary Life Governor (no vote)
Arnold Seton Wood Chief Executive Officer, President, Limited Partner	MAM Corp 222 Berkeley Street Boston, Massachusetts	President, Director, Shareholder
	The Research Foundation of CFA Institute P.O. Box 2082 Charlottesville, Virginia	Trustee
	The Governor's Academy 1 Elm Street Byfield, Massachusetts	Trustee Emeritus
	Harvard Kennedy School 79 John F. Kennedy St. Cambridge, Massachusetts	Conference Honoraria

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Jill G. Brogan Vice President Marketing & Client Relations, Limited Partner	The Professional Association for Investment Communications Resources (PAICR) 12100 Sunset Hills Road Suite 130 Reston, Virginia	Voluntary member of PAICR's Advisory Board
John R. Thomas Vice Chairman, Limited Partner	Ohio Wesleyan University 61 S. Sandusky Street Delaware, Ohio	Investments Sub-Committee
	Japan Society of Northern CA 500 Washington Street Suite 300 San Francisco, California	Board Member
Prabhudeva N. Kavi	Kavi Realty LLC Acton, Massachusetts	Manager
Jennifer N. Cooper	MAM Corp. 222 Berkeley Street Boston, Massachusetts	Assistant Treasurer

Metropolitan West Asset Management LLC

Metropolitan West Asset Management LLC ("MetWest") is a Sub-Adviser for the Core Fixed Income and U.S. Fixed Income Fun and U.S. Fixed Income Funds. The principal business address of MetWest is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017. MetWest is a registered investment adviser under the Advisers Act.

The principal business address of West Gate Advisors, LLC, Metropolitan West Funds and TCW Group Inc. is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Tad Rivelle Chief Investment Officer	West Gate Advisors, LLC	Chief Investment Officer
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Chief Investment Officer, Fixed Income
Laird Landmann President, Portfolio Manager	West Gate Advisors, LLC	Portfolio Manager
	Metropolitan West Funds	Trustee and Executive Vice President
	TCW Group Inc.	Group Managing Director
David Lippman Chief Executive Officer	West Gate Advisors, LLC	Chief Executive Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Metropolitan West Funds	President and Principal Executive Officer
	TCW Group Inc.	Chief Executive Officer
Stephen Kane Portfolio Manager	West Gate Advisors, LLC	Portfolio Manager
	Metropolitan West Funds	Executive Vice President
	TCW Group Inc.	Group Managing Director
Bryan T. Whalen Portfolio Manager	West Gate Advisors, LLC	Portfolio Manager
	TCW Group Inc.	Group Managing Director
Patrick A. Moore Director of Client Service	West Gate Advisors, LLC	Director of Client Service
	TCW Group Inc.	Managing Director
David Devito Executive Vice President, Chief Operating Officer	West Gate Advisors, LLC	Chief Financial Officer
	Metropolitan West Funds	Treasurer, Chief Financial Officer
	TCW Group Inc.	Executive Vice President, Chief Operating Officer
Jeffrey Engelsman Global Chief Compliance Officer	TCW Group Inc.	Global Chief Compliance Officer
Meredith Jackson Executive Vice President, General Counsel, Secretary	TCW Group Inc.	Executive Vice President, General Counsel, Secretary

Montibus Capital Management LLC

Montibus Capital Management LLC ("Montibus") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Growth Funds. The principal business address of Montibus is 805 SW Broadway, Portland, Oregon 97205. Montibus is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.

Unless otherwise noted, the principal business address of each of the companies listed below is One Montgomery Street, Suite 3700, San Francisco, California 94104.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Thomas Weisel Chairman, Board of Managers	Thomas Weisel Asset Management LLC Chairman, Board of Managers
	Thomas Weisel Capital Management LLC	Chairman, Board of Managers
	Thomas Weisel Group, Inc., and various other subsidiaries	Various positions
	Stifel Financial Corp. One Financial Plaza 501 North Broadway St. Louis, MO 63102	Co-Chairman, Board of Directors
Paul Slivon Member, Board of Managers	Thomas Weisel Asset Management LLC	Member, Board of Managers
	Thomas Weisel Partners LLC	Chief Executive Officer
	Stifel, Nicolaus & Company, Incorporated One Financial Plaza 501 North Broadway St. Louis, MO 63102	Senior Managing Director
Scott A. Roberts President	Ziegler Capital Management, LLC 70 W. Madison Street, Suite 2400 Chicago, IL 60602	President/CEO
	Choice Financial Partners, Inc. (d/b/a EquityCompass Strategies) One Financial Plaza 501 North Broadway St. Louis, MO 63102	President
	Missouri Valley Partners, Inc. 501 N. Broadway St. Louis, MO 63102	President
	Thomas Weisel Capital Management LLC	President
	Thomas Weisel Global Growth Partners LLC	President
Cindi Pérez Chief Operating Officer	Thomas Weisel Asset Management LLC	Chief Operating Officer

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Thomas Weisel Capital Management LLC	Chief Operating Officer
	Thomas Weisel Global Growth Partners LLC	Chief Operating Officer
Mark Fisher Chief Legal Officer	Thomas Weisel Asset Management LLC	Chief Legal Officer
	Thomas Weisel Capital Management LLC	Chief Legal Officer
	Thomas Weisel Global Growth Partners LLC	Chief Legal Officer
	Thomas Weisel Group, Inc. and various other subsidiaries	Various positions
	Stifel, Nicolaus & Company, Incorporated	Managing Director—Legal
Steve Bushmann Chief Financial Officer	Thomas Weisel Asset Management LLC	Chief Financial Officer
	Stifel Financial Corp. One Financial Plaza 501 North Broadway St. Louis, MO 63102	Managing Director, Corporate Accounting
Kenneth Korngiebel	Thomas Weisel Asset Management LLC	Member, Board of Managers
Elizabeth Watkins Chief Compliance Officer	Ziegler Capital Management, LLC 70 W. Madison Street, Suite 2400 Chicago, IL 60602	Chief Compliance Officer
	Choice Financial Partners, Inc. (d/b/a EquityCompass Strategies) One Financial Plaza 501 North Broadway St. Louis, MO 63102	Chief Compliance Officer
	Missouri Valley Partners, Inc. 501 N. Broadway St. Louis, MO 63102	Chief Compliance Officer
	Thomas Weisel Capital Management LLC	Chief Compliance Officer
	Thomas Weisel Global Growth Partners LLC	Chief Compliance Officer

PanAgora Asset Management Inc

PanAgora Asset Management Inc ("PanAgora") is a Sub-Adviser for the Registrant's Multi-Asset Accumulation Fund. The principal business address of PanAgora is 470 Atlantic Avenue, 8th Floor, Boston, Massachusetts 02210. PanAgora is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of PanAgora has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Parametric Portfolio Associates LLC

Parametric Portfolio Associates LLC ("Parametric") is a Sub-Adviser for the Registrant's Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Managed Volatility Funds. The principal business address of Parametric is 1918 Eighth Avenue, Suite 3100, Seattle, Washington 98101. Parametric is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Parametric has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

QS Investors, LLC

QS Investors, LLC ("QS Investors") is a Sub-Adviser for the Registrant's Multi-Asset Inflation Managed Fund. The principal business address of QS Investors is 880 Third Avenue, 7th floor, New York, New York 10022. QS Investors is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of QS Investors has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Quantitative Management Associates LLC

Quantitative Management Associates LLC ("QMA") is a Sub-Adviser for the Registrant's Mid Cap Fund. The principal business address of QMA is Gateway Center 2, McCarter Highway and Market Street, Newark, New Jersey 07102. QMA is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David A. Hunt Manager	PIM Warehouse, Inc. 7 Giralda Farms Madison, NJ 07940	Chairman, Director
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Chairman, Director, President & CEO
	Prudential Investment Management Services, LLC 3 Gateway Center Newark, NJ 07102	President
	Prudential Asset Management Holding Company LLC 751 Broad Street, Newark, NJ 07102	Chairman & CEO, Manager, President

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
	Jennison Associates LLC 466 Lexington Avenue New York, NY 10017	Director
	PIM Investments, Inc. 3 Gateway Center, 14th Floor Newark, NJ 07102	Director, President
	PIM Foreign Investments, Inc. 913 North Market Street, Suite 702 Wilmington, DE 19801	President
	Prudential Financial, Inc. 751 Broad Street Newark, NJ 07102	Senior Vice President
Scott L. Hayward Manager and Chief Executive Officer	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Director and Executive Vice President
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Director and Vice President
Margaret S. Stumpp Manager, Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer
	Prudential Investment Management, Inc. 2 Gateway Center Newark, NJ 07102	Vice President
Roy D. Henriksson Manager, Chief Investment Officer and Vice President	Prudential Trust Company 30 Scranton Office Park Scranton, PA 18507	Vice President, Sales Officer

Robeco Investment Management, Inc.

Robeco Investment Management, Inc. ("RIM") is a Sub-Adviser for the Registrant's Small Cap and Small Cap Value Funds. The principal business address of RIM is 909 Third Avenue, New York, New York 10022. RIM is a registered investment adviser under the Advisers Act.

The sole business activity of RIM is to serve as an investment adviser. RIM provides investment advisory services to the Robeco Boston Partners Funds and the Robeco Weiss, Peck, & Greer Funds.

RIM serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of RIM is as follows:

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Mark E. Donovan Senior Managing Director, Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue 32nd Floor New York, NY 10022	Director
	Robeco Trust Company One Beacon Street 30th Floor Boston, MA 02108	Co-CEO & President
Joseph F. Feeney, Jr. Senior Managing Director, Co-Chief Executive Officer	Robeco US Holding, Inc. 909 Third Avenue 32nd Floor New York, NY 10022	Director
	Robeco Trust Company One Beacon Street 30th Floor Boston, MA 02108	Chief Investment Officer
William George Butterly, III Senior Managing Director, Chief Operating Officer, General Counsel, Chief Compliance Officer & Secretary	Robeco Institutional Asset Management US Inc. 909 Third Avenue 32nd Floor New York, NY 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Securities, L.L.C. 909 Third Avenue 32nd Floor New York, NY 10022	Chief Legal Officer
	Robeco Trust Company One Beacon Street 30th Floor Boston, MA 02108	Chief Operating Officer, Secretary & Director
	Robeco SAM USA, Inc. 909 Third Avenue 32nd Floor New York, NY 10022	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Boston Partners (UK) Limited 16-18 Monument Street London, England EC3R 8AJ United Kingdom	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew J. Davis Senior Managing Director, Treasurer & Chief Financial Officer	Robeco Institutional Asset Management US Inc. 909 Third Avenue 32nd Floor New York, NY 10022	President, Treasurer & Director
	Robeco Securities, L.L.C. 909 Third Avenue 32nd Floor New York, NY 10022	Chief Financial Officer
	Robeco Trust Company One Beacon Street 30th Floor Boston, MA 02108	Chief Financial Officer, Treasurer & Director

Security Capital Research & Management Incorporated

Security Capital Research & Management Incorporated ("Security Capital") is a Sub-Adviser for the Registrant's Small Cap Value and Real Estate Funds. The principal business address of Security Capital is 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603. Security Capital is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Security Capital has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

SSgA Funds Management, Inc.

SSgA Funds Management, Inc. ("SSgA FM") is a Sub-Adviser for the Registrant's S&P 500 Index and Multi-Asset Income Funds. The principal business address of SSgA FM is State Street Financial Center One Lincoln Street, Boston, Massachusetts 02111. SSgA FM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
James E. Ross Chairman and Director, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director, SSgA
Keith Crawford Treasurer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Financial Officer, SSgA
Alyssa Albertelli, Chief Compliance Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Compliance Officer, SSgA
Phillip Gillespie Chief Legal Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	General Counsel, SSgA

Name and Position With Investment Adviser	Name and Principal Business Address of Other Company	Connection With Other Company
Ellen Needham Director and President, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director, SSgA
Kristi Mitchem CTA—Chief Marketing Officer, SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director, SSgA
Maria Dwyer Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Chief Risk Officer, SSgA
Barry Smith Director of SSgA FM	State Street Global Advisors One Lincoln Street Boston, MA 02111	Senior Managing Director, SSgA

Waddell & Reed Investment Management Co

Waddell & Reed Investment Management Co ("WRIMCO") is a Sub-Adviser for the Registrant's Large Cap and Tax-Managed Large Cap Funds. The principal business address of WRIMCO is 6300 Lamar Avenue, Overland Park, Kansas 66202. WRIMCO is a registered investment adviser under the Advisers Act.

WRIMCO is a corporation which is not engaged in any business other than the provision of investment management services to those registered investment companies described in Part A and Part B of the Registration Statement and to other investment advisory clients.

Unless otherwise noted, the principal business address of each of the companies listed below is 6300 Lamar Avenue, Overland Park, Kansas 66202.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Henry John Herrmann Chairman of the Board, Chairman of the Investment Policy Committee, President, Director, Chief Executive Officer	Waddell & Reed Financial, Inc	Chief Executive Officer, Chairman of the Board, Director
	Ivy Investment Management Company	Chief Executive Officer, Director, Chairman of the Board, President
	Ivy Funds (33 portfolios overseen)	Trustee
	Ivy High Income Opportunities Fund (1 portfolio overseen)	Trustee
	Blue Cross Blue Shield of Kansas City One Pershing Square 2301 Main Street Kansas City, MO 64108	Director

Wellington Management Company, LLP

Wellington Management Company, LLP ("Wellington Management") is a Sub-Adviser to the Registrant's Tax-Managed Small/Mid Cap and Enhanced Income Funds. The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Advisers Act.

During the last two fiscal years, no director, officer or partner of Wellington Management Company, LLP has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Wells Capital Management Incorporated

Wells Capital Management Incorporated ("WellsCap") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of WellsCap is 525 Market Street, 10th Floor, San Francisco, California 94105. WellsCap is a registered investment adviser under the Advisers Act.

During the last two fiscal years, no director, officer or partner of WellsCap has engaged in any other business, profession, vocation or employment of a substantial nature in the capacity of director, officer, employee, partner or trustee.

Western Asset Management Company

Western Asset Management Company ("Western Asset") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset is 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
F. Barry Bilson	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Vice President
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10019	Manager
Jeffrey A. Nattans	Barrett Associates, Inc. 90 Park Avenue New York, NY 10016-130	Director
	Legg Mason Fund Asset Management, Inc. 620 Eighth Avenue 48th Floor New York, NY 10018	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Clearbridge, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Investment Counsel & Trust Company, N.A. 100 International Drive Baltimore, MD 21202	Director
	Legg Mason Private Portfolio Group, LLC 300 First Stamford Place Stamford, CT 06902	Manager
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Boulevard, Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Boulevard, Suite 1750 Los Angeles, CA 90024	Director
	LMOBC, Inc. 600 Vine Street, Suite 2100 Cincinnati, OH 06902	Director
	Pelican Holdings I, LLC. 8889 Pelican Boulevard Suite 500 Naples, FL 34108	Manager
	Pelican Holdings II, Inc. 8889 Pelican Boulevard Suite 500 Naples, FL 34108	Manager

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Manager
Charles Anthony Ruys de Perez, General Counsel and Secretary	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
	Western Asset Management Company Ltd Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director
	Western Asset Management Company Pte, Ltd ("WAM Singapore") 1 George Street, #23-01 Singapore 049145	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director
Michael B. Zelouf, Director	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
Thomas Merchant	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	General Counsel
	Legg Mason Political Action Committee (PAC) 100 International Drive Baltimore, MD 21202	Member

Western Asset Management Company Limited

Western Asset Management Company Limited ("Western Asset Limited") is a Sub-Adviser for the Registrant's Core Fixed Income and U.S. Fixed Income Funds. The principal business address of Western Asset Limited is 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom. Western Asset Limited is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
F. Barry Bilson	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Senior Vice President
	Royce & Associates, LLC 745 Fifth Avenue New York, NY 10019	Manager
Jeffrey A. Nattans	Barrett Associates, Inc. 90 Park Avenue New York, NY 10016-130	Director
	Legg Mason Fund Asset Management, Inc. 620 Eighth Avenue 48th Floor New York, NY 10018	Director
	ClearBridge Investments, LLC 620 Eight Avenue New York, NY 10018	Manager
	Clearbridge, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	Executive Vice President
	Legg Mason Investment Counsel, LLC 100 International Drive Baltimore, MD 21202	Manager
	Legg Mason Investment Counsel & Trust Company, N.A. 100 International Drive Baltimore, MD 21202	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Legg Mason Private Portfolio Group, LLC 300 First Stamford Place Stamford, CT 06902	Manager
	Legg Mason Real Estate Capital, Inc. 10880 Wilshire Boulevard Suite 1750 Los Angeles, CA 90024	Director
	Legg Mason Real Estate Capital, Inc. II 10880 Wilshire Boulevard Suite 1750 Los Angeles, CA 90024	Director
	LMOBC, Inc. 600 Vine Street, Suite 2100 Cincinnati, OH 06902	Director
Pelican Holdings I, LLC. 8889 Pelican Boulevard Suite 500 Naples, FL 34108
	Pelican Holdings II, Inc. 8889 Pelican Boulevard Suite 500 Naples, FL 34108	Manager
	Permal Group Limited 12 St. James Square London SW1Y 4LB England	Director
	Royce & Associates, LLC 1414 Avenue of the Americas New York, NY 10019	Manager
Charles Anthony Ruys de Perez, General Counsel and Secretary	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
	Western Asset Management Company Ltd Ote Center Building 1-1-3 Otemachi Chiyoda-ku Tokyo 100-0004 Japan	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Western Asset Management Company Pte, Ltd ("WAM Singapore") 1 George Street, #23-01 Singapore 049145	Director
	Western Asset Management Company Pty Ltd ("WAM Australia") Level 13 120 Collins Street GPO Box 507 Melbourne Victoria 3000 Australia	Director
Michael B. Zelouf, Director	Western Asset Management Company Limited 10 Exchange Square Primrose Street London EC2A 2EN England	Director
Thomas Merchant	Legg Mason, Inc. 100 International Drive Baltimore, MD 21202	General Counsel
	Legg Mason Political Action Committee (PAC) 100 International Drive Baltimore, MD 21202	Member

William Blair & Company L.L.C.

William Blair & Company L.L.C. ("William Blair") is a Sub-Adviser for the Registrant's Small Cap, Small Cap Value and Tax-Managed Small/Mid Cap Funds. The principal business address is 222 West Adams Street, Chicago, Illinois 60606. William Blair is a registered investment adviser under the Advisers Act.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Edgar D. Jannotta Chairman Emeritus	AON PLC 8 Devonshire Square London EC2M 4PL	Director, Member of Finance Committee, Member of Organization and Compensation Committee
	Grifols, SA 2410 Lillyvale Avenue Los Angeles, CA 90032	Director
Richard P. Kiphart Executive Committee	Lime Energy 1280 Landmeier Road Elk Grove Village, IL 60007	Director, Executive Chairman of Board of Directors

Item 32.  Principal Underwriters:

(a)  Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Liquid Asset Trust	November 29, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional International Trust	August 30, 1988
The Advisors' Inner Circle Fund	November 14, 1991
The Advisors' Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
TD Asset Management USA Funds	July 25, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Wilshire Mutual Funds, Inc.	July 12, 2008
Wilshire Variable Insurance Trust	July 12, 2008
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust Fund	December 10, 2010
Huntington Strategy Shares	July 26, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
LocalShares Investment Trust	May 6, 2013
SEI Insurance Products Trust	September 10, 2013
KP Funds	September 19, 2013
The Advisors' Inner Circle Fund III	February 12, 2014
J.P. Morgan Exchange-Traded Fund Trust	April 1, 2014
O'Connor EQUUS	June 18, 2014

The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)  Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, Pennsylvania 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee
Edward D. Loughlin	Director	—
Wayne M. Withrow	Director	—
Kevin P. Barr	President & Chief Executive Officer	—
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	—
Karen E. LaTourette	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	—
John C. Munch	General Counsel & Secretary	—
Mark J. Held	Senior Vice President	—
Lori L. White	Vice President & Assistant Secretary	—
John P. Coary	Vice President & Assistant Secretary	—
John J. Cronin	Vice President	—
Robert M. Silvestri	Vice President	—

Item 33.  Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a)  With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

U.S. Bank National Association
425 Walnut Street
Cincinnati, Ohio 45202

Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109-3661

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, Pennsylvania 19456

(c)  With respect to Rules 31a-1(b)(5); (6); (9), (10) and (11) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's advisers:

SEI Investments Management Corporation
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Acadian Asset Management LLC
260 Franklin Street
Boston, Massachusetts 02110

AJO, LP
230 South Broad Street
20th Floor
Philadelphia, Pennsylvania 19102

AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105

Analytic Investors, LLC
555 West Fifth Street
50th Floor
Los Angeles, California 90013

AQR Capital Management, LLC
2 Greenwich Plaza
Greenwich, Connecticut 06830

Ares Management LLC
2000 Avenue of the Stars
12th Floor
Los Angeles, California 90067

Artisan Partners Limited Partnership
875 E. Wisconsin Avenue
Suite 800
Milwaukee, Wisconsin 53202

Benefit Street Partners L.L.C.
9 West 57th Street
Suite 4700
New York, New York 10019

Brandywine Global Investment Management, LLC
2929 Arch Street
8th Floor
Philadelphia, PA 19106

Brigade Capital Management, LP
399 Park Avenue
16th Floor
New York, New York 10022

Brown Advisory LLC
901 South Bond Street
Suite 400
Baltimore, Maryland 21231

CenterSquare Investment Management, Inc.
630 W. Germantown Pike
Suite 300
Plymouth Meeting, Pennsylvania 19462

Delaware Investments Fund Advisers,
a series of Delaware Management Business Trust
One Commerce Square
2005 Market Street
Philadelphia, Pennsylvania 19103

Fiduciary Management Associates, LLC
55 West Monroe Street
Suite 2550
Chicago, Illinois 60603

Guggenheim Partners Investment Management, LLC
100 Wilshire Boulevard
Suite 500
Santa Monica, California 90401

INTECH Investment Management LLC
CityPlace Tower
525 Okeechobee Boulevard
Suite 1800
West Palm Beach, Florida 33401

Integrity Asset Management, LLC
18500 Lake Road
Suite 300
Rocky River, Ohio 44116

Jackson Square Partners, LLC
101 California Street
Suite 3750
San Francisco, California 94111

Janus Capital Management LLC
151 Detroit Street
Denver, Colorado 80206

Jennison Associates LLC
466 Lexington Avenue
New York, New York 10017

J.P. Morgan Investment Management Inc.
270 Park Avenue
New York, New York 10017

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112

Lee Munder Capital Group, LLC
200 Clarendon Street
28th Floor
Boston, Massachusetts 02116

LSV Asset Management
155 N. Wacker Drive
Chicago, Illinois 60606

Martingale Asset Management, LP
222 Berkeley Street
Boston, Massachusetts 02116

Metropolitan West Asset Management LLC
865 S. Figueroa Street
Suite 1800
Los Angeles, California 90017

Montibus Capital Management LLC
805 SW Broadway
Portland, Oregon 97205

PanAgora Asset Management Inc
470 Atlantic Avenue
8th Floor
Boston, Massachusetts 02210

Parametric Portfolio Associates LLC
1918 Eighth Avenue
Suite 3100
Seattle, Washington 98101

QS Investors, LLC
880 Third Avenue
7th Floor
New York, New York 10022

Quantitative Management Associates LLC
Gateway Center 2
McCarter Highway & Market Street
Newark, New Jersey 07102

Robeco Investment Management, Inc.
909 Third Avenue
New York, New York 10022

Security Capital Research & Management Incorporated
10 South Dearborn Street
Suite 1400
Chicago, Illinois 60603

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Waddell & Reed Investment Management Co
6300 Lamar Avenue
Overland Park, Kansas 66202

Wellington Management Company, LLP
280 Congress Street
Boston, Massachusetts 02110

Wells Capital Management Incorporated
525 Market Street
10th Floor
San Francisco, California 94105

Western Asset Management Company
385 East Colorado Boulevard
Pasadena, California 91101

Western Asset Management Company Limited
10 Exchange Square, Primrose Street
London, EC2A 2EN, United Kingdom

William Blair & Company L.L.C.
222 West Adams Street
Chicago, Illinois 60606

Item 34.  Management Services:

None.

Item 35.  Undertakings:

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment No. 96 to Registration Statement No. 033-09504 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 14th day of October, 2014

SEI INSTITUTIONAL MANAGED TRUST

BY:  /S/ ROBERT A. NESHER

  Robert A. Nesher
  Trustee, President & Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

	* William M. Doran	Trustee	October 14, 2014
	* George J. Sullivan, Jr.	Trustee	October 14, 2014
	* Nina Lesavoy	Trustee	October 14, 2014
	* James M. Williams	Trustee	October 14, 2014
	* Mitchell A. Johnson	Trustee	October 14, 2014
	* Hubert L. Harris, Jr.	Trustee	October 14, 2014
	/s/ ROBERT A. NESHER Robert A. Nesher	Trustee, President & Chief Executive Officer	October 14, 2014
	/s/ PETER A. RODRIGUEZ Peter A. Rodriguez	Controller & Chief Financial Officer	October 14, 2014
*By:	/s/ ROBERT A. NESHER
Robert A. Nesher Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description
EX-99.B(d)(11)

Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated September 14, 2011, between SIMC and AllianceBernstein L.P. with respect to the Small Cap, Small Cap Growth, Tax-Managed Small/Mid Cap, Multi-Asset Inflation Managed and Multi-Asset Capital Stability Funds

EX-99.B(d)(20)	Investment Sub-Advisory Agreement, dated March 12, 2014, between SIMC and Artisan Partners Limited Partnership with respect to the Small Cap Value Fund
EX-99.B(d)(21)	Investment Sub-Advisory Agreement between SIMC and Benefit Street Partners L.L.C.
EX-99.B(d)(35)	Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Large Cap and Large Cap Growth Funds
EX-99.B(d)(36)	Investment Sub-Advisory Agreement, dated May 1, 2014, between SIMC and Jackson Square Partners, LLC with respect to the Tax-Managed Large Cap Fund
EX-99.B(d)(41)

Amended Schedules A and B, dated June 25, 2014, to the Investment Sub-Advisory Agreement, dated October 3, 2005, as amended January 25, 2012, between SIMC and J.P. Morgan Investment Management Inc. with respect to the High Yield Bond, U.S. Fixed Income, Small Cap, Small Cap Growth and Mid-Cap Funds

EX-99.B(d)(42)	Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and J.P. Morgan Investment Management Inc. with respect to the Tax-Managed Small/Mid Cap Fund
EX-99.B(d)(45)

Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated July 21, 2009, between SIMC and Lee Munder Capital Group, LLC with respect to the Small Cap Value, Tax-Managed Small/Mid Cap and Mid-Cap Funds

EX-99.B(d)(56)

Amended Schedule B, as last revised April 1, 2009, to the Investment Sub-Advisory Agreement, dated December 9, 2002, as amended July 1, 2003, with amended Schedule A, as last revised December 18, 2006, between SIMC and Martingale Asset Management LP with respect to the Small Cap Value and Small Cap Growth Funds

EX-99.B(d)(58)	Investment Sub-Advisory Agreement, dated February 6, 2013, between SIMC and Metropolitan West Asset Management LLC with respect to the Core Fixed Income and U.S. Fixed Income Funds
EX-99.B(d)(63)

Amendment, dated June 25, 2014, and amended Schedules A and B, as last revised June 25, 2014, to the Investment Sub-Advisory Agreement, dated June 27, 2005, between SIMC and Parametric Portfolio Associates LLC with respect to the Tax-Managed Large Cap, Tax-Managed Small/Mid Cap and Tax-Managed Volatility Funds

EX-99.B(d)(64)	Investment Sub-Advisory Agreement, dated May 30, 2014, between SIMC and QS Investors, LLC with respect to the Multi-Asset Inflation Managed Fund

Exhibit Number	Description
EX-99.B(d)(74)

Amendment, dated September 15, 2014, and amended Schedules A and B, as revised September 15, 2014, to the Investment Sub-Advisory Agreement, dated July 6, 2007, between SIMC and SSgA Funds Management, Inc. with respect to the S&P 500 Index and Multi-Asset Income Funds

EX-99.B(d)(79)

Amended Schedules A and B, as last revised June 25, 2014, to the Investment Sub-Advisory Agreement, dated November 12, 2003, as amended April 10, 2012, between SIMC and Wellington Management Company, LLP with respect to the Enhanced Income Fund

EX-99.B(d)(80)	Investment Sub-Advisory Agreement, dated June 25, 2014, between SIMC and Wellington Management Company, LLP with respect to the Tax-Managed Small/Mid Cap Fund
EX-99.B(d)(89)

Amendment, dated June 30, 2014, and amended Schedules A and B, as last revised June 30, 2014, to the Investment Sub-Advisory Agreement, dated December 13, 2010, between SIMC and William Blair & Company L.L.C. with respect to the Small Cap Value, Small Cap and Tax-Managed Small/Mid Cap Funds

EX-99.B(h)(2)

Amended Schedule D, as last revised September 15, 2014, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Funds Services

EX-99.B(h)(3)	Amendment No. 1, dated March 28, 2012, to the Amended and Restated Administration and Transfer Agency Agreement, dated December 10, 2003, between the Trust and SEI Investments Global Fund Services
EX-99.B(i)	Opinion and Consent of Counsel
EX-99.B(j)	Consent of Independent Registered Public Accounting Firm
EX-99.B(p)(5)	The Code of Ethics for Acadian Asset Management LLC, as last revised January 2014
EX-99.B(p)(6)	The Code of Ethics for AJO, LP (f/k/a Aronson+Johnson+Ortiz, LP), dated May 30, 2014
EX-99.B(p)(9)	The Code of Ethics for AQR Capital Management, LLC, dated March 10, 2010
EX-99.B(p)(12)	The Code of Ethics for Benefit Street Partners L.L.C.
EX-99.B(p)(13)	The Code of Ethics for Brandywine Global Investment Management, LLC, as last revised February 2014
EX-99.B(p)(14)	The Code of Ethics for Brigade Capital Management, LP
EX-99.B(p)(19)	The Code of Ethics for Guggenheim Partners Investment Management, LLC, dated February 2014
EX-99.B(p)(20)	The Code of Ethics for Munder Capital Management, the parent company of Integrity Asset Management, LLC, dated May 13, 2014
EX-99.B(p)(21)	The Code of Ethics for Jackson Square Partners, LLC, dated April 2014
EX-99.B(p)(27)	The Code of Ethics for LSV Asset Management, as last revised October 18, 2013
EX-99.B(p)(30)	The Code of Ethics for Montibus Capital Management LLC (f/k/a Timberline Asset Management LLC), dated December 31, 2013
EX-99.B(p)(32)	The Code of Ethics for Parametric Portfolio Associates LLC, dated April 1, 2013
EX-99.B(p)(33)	The Code of Ethics for QS Investors, LLC, dated June 2, 2014
EX-99.B(p)(40)	The Code of Ethics for Wells Capital Management Incorporated, dated August 2, 2012